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MORGAN STANLEY DEAN WITTER

         MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
         FIRST QUARTER REPORT
         MARCH 31, 1999
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
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TABLE OF CONTENTS
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
President's Letter..........................          1
Performance Summary.........................          2
Letters to Shareholders and Investments by
  Portfolio:
Global and International Equity Portfolios:
  Active International Allocation...........          4
  Asian Equity..............................         13
  Asian Real Estate.........................         18
  Emerging Markets..........................         22
  European Equity ..........................         30
  European Real Estate......................         34
  Global Equity ............................         38
  International Equity .....................         43
  International Magnum .....................         47
  International Small Cap...................         53
  Japanese Equity...........................         57
  Latin American............................         61
U.S. Equity Portfolios:
  Aggressive Equity.........................         65
  Emerging Growth...........................         69
  Equity Growth.............................         73
  Technology................................         78
  U.S. Equity Plus..........................         81
  U.S. Real Estate..........................         88
  Value Equity..............................         94
Fixed Income Portfolios:
  Emerging Markets Debt.....................         99
  Fixed Income..............................        105
  Global Fixed Income.......................        109
  High Yield................................        113
  Municipal Bond............................        118
Directors and Officers .....................        120

Daily net asset values and monthly updates, including certain portfolio characteristics, for each portfolio can now be accessed at www.msdw.com/institutional/investmentmanagement.

Portfolio information for the Money Market and Municipal Money Market Portfolios is provided in the semi-annual and annual reports to shareholders.

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

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        Institutional Fund, Inc.
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PRESIDENT'S LETTER
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Fellow Shareholders:

    We are pleased to present to you the Fund's Quarterly Report for the quarter ended March 31, 1999. This quarter, we have combined the commentaries and portfolio holdings for the Fund's 24 individual portfolios into one report along the lines of our Semi-Annual and Annual Reports. We hope you find the format both informative and "user-friendly".

MARKET REVIEW

    The first quarter of 1999 was a period of uncertainty for the global economy. Although fourth quarter strength and optimism continued in the United States and Europe well into mid-January, markets turned cautious amidst concerns regarding earnings disappointments and Brazil's currency devaluation and financial crisis. However, by early March, economic worries in the U.S. abated, when earnings announcements remained solid, consumer spending held steady, strong growth continued without substantial inflationary or wage pressures and the financial situation in Brazil appeared to stabilize. Equity markets finished the quarter with firm gains, driven primarily by performance in March.

    Leading the developed equity markets in the first quarter was Japan, which rose 12.2% in U.S. dollar terms, driven by increased investor optimism surrounding corporate restructuring. Asian markets also fared well, with the Pacific ex-Japan region rising 6.1% also in U.S. dollar terms. Emerging markets were surprisingly strong in the first quarter, despite the Brazilian devaluation. Markets generally fell in the weeks immediately before and after the devaluation. However, investors were quickly comforted by the seemingly contained nature of the crisis, the strength and stability of Brazil's financial sector, and relatively decisive steps taken by the government. Large cap US equities were also strong, as the S&P 500 rose 5.0% in the first quarter. Mid and small cap equities in the U.S. continued to lag, as the Russell 2500 Index returned -4.7%. Of the developed market regions, Euroland was the laggard in the first quarter, falling -1.5% in U.S. dollar terms (+4.9% in Euro terms). Euroland equities were held back over concerns regarding earnings, high unemployment, and uncertainty about the direction of interest rates. The resignation in Germany of LaFontaine in late March opened the door for an interest rate ease by the European Central Bank (ECB) (which occurred in early April), but equity prices remained somewhat stagnant, concerned with a combination of high valuations and sluggish economic performance.

    Bonds suffered globally during the first quarter, as yields rose in response to stronger economic growth prospects. In the U.S., the Lehman Aggregate Bond Index fell -0.5% for the quarter. Corporate, mortgage and high yield bond spreads continued to tighten during the quarter, reflecting confidence in economic growth and a return to a more normal risk environment.

    While prospects for the global economy had brightened by the end of the quarter, economic growth remained concentrated in the U.S. Although the Yen briefly strengthened in January, it had pulled back by March. Likewise, the newborn Euro also weakened against the dollar, falling from 1.16 to 1.078 by the end of the quarter.

MARKET OUTLOOK

    We view global macro fundamentals as remaining in the sweet spot for financial markets with continued growth and subdued inflation. The world manufacturing slowdown triggered by the emerging market crises of 1997-1999 appears to have ended with most global leading indicators pointing to a recovery in manufacturing growth. World growth, and, therefore, earnings growth, should benefit from the combination of strong consumption and renewed manufacturing activity. Both U.S. and European earnings should grow between 5%-10%, with the U.S. outperforming Europe. The Japanese economy appears to have flattened out but sustainable economic growth is still questionable. Still, recurring profits for Japanese corporates are expected to grow from this past year's depressed levels.

    Equity market valuations look threatening, particularly in the U.S. However, in the absence of a change in the current steady growth/subdued inflation environment, the bias for equities remains upward, particularly given the number of monetary easings we have witnessed. Among the risk factors we are tracking are renewed inflationary pressures spurred by the bottoming in manufacturing activity in most regions and very high levels of speculative optimism, which could trigger a correction.

    In this Report, each of our portfolio managers discuss the performance results and outlook of their markets and portfolios in greater detail. As noted above, we hope you find the Report informative. As always, we very much appreciate your continued support of the Fund.

Sincerely,

/s/Michael F. Klein

Michael F. Klein
PRESIDENT

April 1999

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                                       1
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        Institutional Fund, Inc.
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PERFORMANCE SUMMARY
MARCH 31, 1999
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
                                                      NET ASSETS        NET ASSET VALUE
                              INCEPTION DATES           (000)              PER SHARE            YTD TOTAL RETURN
                             ------------------  --------------------  -----------------   ---------------------------
                                                                                                                 COMPARABLE
                             CLASS A   CLASS B    CLASS A    CLASS B   CLASS A   CLASS B   CLASS A   CLASS B      INDICES
                             --------  --------  ----------  --------  -------   -------   -------   -------   --------------
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International
   Allocation                 1/17/92   1/02/96  $  423,374  $   472   $12.04    $12.19      1.18%     0.58%     1.39%   (1)
  Asian Equity                7/01/91   1/02/96      50,577    1,468     8.17      8.11      2.00      1.76      5.02    (2)
  Asian Real Estate          10/01/97  10/01/97       2,773      788     6.93      6.96      4.53      4.51      6.01    (11)
  Emerging Markets            9/25/92   1/02/96     870,673    7,458    10.66     10.67     11.62     11.61      8.86    (3)
                                                                                                                12.44    (12)
  European Equity             4/02/93   1/02/96     139,939    3,867    15.16     15.13    - 3.75    - 3.88    - 2.11    (4)
  European Real Estate       10/01/97  10/01/97      19,451    2,061     9.44      9.46    - 1.46    - 1.56      1.07    (13)
  Global Equity               7/15/92   1/02/96     194,696   18,906    19.91     19.80    - 4.00    - 4.02      3.57    (5)
  International Equity        8/04/89   1/02/96   3,723,601   22,722    18.48     18.44      1.26      1.21      1.39    (1)
  International Magnum        3/15/96   3/15/96     194,308   24,830    11.55     11.51    - 0.17    - 0.26      1.39    (1)
  International Small Cap    12/15/92        --     249,984       --    15.52        --      1.77        --      2.78    (14)
  Japanese Equity             4/25/94   1/02/96      51,817    1,364     6.90      6.84     11.83     11.58     12.18    (6)
  Latin American              1/18/95   1/02/96      18,723    1,273     7.89      7.93     17.06     16.96     15.69    (7)
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity           3/08/95   1/02/96     108,462   17,715    19.79     19.67     13.09     13.05      4.98    (9)
                                                                                                                 4.80    (15)
  Emerging Growth            11/01/89   1/02/96      35,495    1,269     8.84      8.69      9.54      9.58    - 5.42    (10)
  Equity Growth               4/02/91   1/02/96     801,163  133,505    20.44     20.35      7.35      7.22      4.98    (9)
  Technology                  9/16/96   9/16/96      27,886    1,161    21.26     21.17     18.24     18.14      4.98    (9)
  U.S. Equity Plus            7/31/97   7/31/97      24,076    1,333    12.94     12.93      4.10      4.11      4.98    (9)
  U.S. Real Estate            2/24/95   1/02/96     272,247   12,256    12.35     12.30    - 2.83    - 2.92    - 5.59    (16)
  Value Equity                1/31/90   1/02/96      46,596      934    11.25     11.22      4.36      4.37      4.98    (9)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt       2/01/94   1/02/96      56,041      949     2.73      2.76      4.60      3.76      5.06    (17)
  Fixed Income                5/15/91   1/02/96     203,849    2,958    10.89     10.91    - 0.82    - 0.84    - 0.50    (8)
  Global Fixed Income         5/01/91   1/02/96      42,254      346    12.02     11.98    - 3.92    - 3.93    - 3.90    (18)
  High Yield                  9/28/92   1/02/96     146,249   40,088    10.90     10.87      2.92      2.79      1.64    (19)
  Municipal Bond              1/18/95        --      31,209       --    10.36        --      0.29        --      0.85    (20)

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
   YIELD INFORMATION AS OF MARCH 31, 1999
--------------------------------------------
                                30 DAY
                            CURRENT YIELD+
                           -----------------
                           CLASS A   CLASS B
                           -------   -------
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt     14.69%    15.12%
  Fixed Income               5.73%     5.58%
  Global Fixed Income        4.02%     3.87%
  High Yield                 9.84%     9.59%
  Municipal Bond             4.10%       --

--------------------------------------------------------------------------------
 +The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

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                                       2
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
                                          AVERAGE ANNUAL FIVE                        AVERAGE ANNUAL TOTAL
        ONE YEAR TOTAL RETURN              YEAR TOTAL RETURN                        RETURN SINCE INCEPTION
-------------------------------------  --------------------------  --------------------------------------------------------
                        COMPARABLE                  COMPARABLE                   COMPARABLE                   COMPARABLE
CLASS A    CLASS B        INDICES      CLASS A        INDICES      CLASS A     INDICES-CLASS A   CLASS B    INDICES-CLASS B
--------   --------   ---------------  --------   ---------------  --------   -----------------  --------   ---------------
   5.05%      4.98%      6.06%   (1)     10.18%      8.75%   (1)     10.07%         9.48    (1)    11.82%      8.74%   (1)
 - 9.89    - 10.36    - 10.94    (2)   - 11.18     - 8.46    (2)      2.14          2.89    (2)  - 20.39    - 15.58    (2)
 - 9.09     - 8.71     - 5.15    (11)       --         --          - 18.37       - 26.64    (11) - 18.68    - 26.64    (11)
 - 23.05   - 23.23    - 20.06    (3)    - 5.30     - 5.42    (3)      5.12          3.88    (3)   - 2.89     - 7.32    (3)
                      - 20.95    (12)              - 5.34    (12)                   4.88    (12)             - 7.73    (12)
 - 12.11   - 12.44       4.58    (4)     11.44      18.96    (4)     15.74         18.90    (4)    12.69      21.37    (4)
 - 11.23   - 11.37    - 11.02    (13)       --         --           - 1.11          0.46    (13)  - 1.30       0.46    (13)
 - 5.41     - 5.67      12.64    (5)     14.78      16.36    (5)     17.69         15.27    (5)    16.68      17.44    (5)
   2.83       2.66       6.06    (1)     13.82       8.75    (1)     12.62          5.46    (1)    15.82       8.74    (1)
 - 6.23     - 6.51       6.06    (1)        --         --             7.21          9.48    (1)     6.92       9.48    (1)
 - 7.11         --     - 8.42    (14)     3.48     - 4.79    (14)    11.21          2.77    (14)      --         --
  18.08      17.48      15.49    (6)        --         --             0.60        - 4.91    (6)     2.23     - 7.89    (6)
 - 29.03   - 28.78    - 25.27    (7)        --         --             8.58          2.42    (7)    12.77       5.07    (7)
  10.37      10.08      18.45               --         --            35.71         29.74    (9)    31.27      18.38    (9)
                        11.50    (15)                  --                          21.35    (15)              27.45    (15)
  20.11      19.72    - 16.26    (10)    17.43      11.22    (10)    14.22         11.42    (10)   15.59       8.69    (10)
   9.44       9.20      18.45    (9)     27.25      26.24    (9)     19.48         19.21    (9)    26.95      27.45    (9)
  57.07      56.63      18.45    (9)        --         --            47.39         30.42    (9)    47.03      29.88    (9)
  12.58      12.30      18.45    (9)        --         --            17.71         21.47    (9)    17.53      21.47    (9)
 - 13.71   - 13.95    - 21.75               --         --            16.00          9.63    (16)   13.16       7.57    (16)
   0.09     - 0.14      18.45    (9)     19.06      26.24    (9)     14.31         19.08    (9)    18.36      27.45    (9)
 - 36.53   - 36.46    - 14.47    (17)    10.35      13.06    (17)     5.43          7.62    (17)    5.12      10.94    (17)
   5.42       5.35       6.49    (8)      7.82       7.79    (8)      8.06          8.19    (8)     6.37       6.56    (8)
   7.92       7.67       9.73    (18)     6.44       7.36    (18)     7.43          8.55    (18)    5.04       5.05    (18)
   1.73       1.48     - 0.75    (19)    10.96       8.74    (19)    11.75          9.62    (19)   10.82       8.24    (19)
   4.87         --       5.92    (20)       --         --             6.06          7.39    (20)      --         --

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     INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  MSCI All-Country Far East Free ex-Japan
 (3)  IFC Global Total Return Composite
 (4)  MSCI Europe
 (5)  MSCI World
 (6)  MSCI Japan
 (7)  MSCI Emerging Markets Global Latin America
 (8)  Lehman Aggregate Bond
 (9)  S&P 500
(10)  Russell 2000
(11)  GPR General Real Estate Securities Index -- Far East
(12)  MSCI Emerging Markets Free
(13)  GPR General Real Estate Securities Index -- Europe
(14)  MSCI EAFE Small Cap
(15)  Lipper Capital Appreciation
(16)  National Association of Real Estate Investment Trusts
      (NAREIT) Equity
(17)  J.P. Morgan Emerging Markets Bond Plus
(18)  J.P. Morgan Traded Global Bond
(19)  CS First Boston High Yield
(20)  Lehman 7-Year Municipal Bond

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the Portfolios' prospectuses carefully before you invest or send money.

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                                       3
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        Institutional Fund, Inc.
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LETTER TO SHAREHOLDERS
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ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with global investing.

For the three months ended March 31, 1999, the Portfolio had a total return of 1.18% for the Class A shares and 0.58% for the Class B shares compared to 1.39% for the Morgan Stanley Capital International (MSCI) EAFE (the "Index"). For the one year period ended March 31, 1999, the Portfolio had a total return of 5.05% for the Class A shares and 4.98% for the Class B shares compared to 6.06% for the Index. For the five-year period ended March 31, 1999, the average annual total return for Class A shares was 10.18% compared to 8.75% for the Index. From inception on January 17, 1992 through March 31, 1999, the average annual total return for Class A shares was 10.07% compared to 9.48% for the Index. From inception on January 2, 1996 to March 31, 1999, the average annual total return for Class B shares was 11.82% compared to 8.74% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                                       TOTAL RETURNS(2)
                                            ---------------------------------------
                                                                           AVERAGE
                                                              AVERAGE      ANNUAL
                                                      ONE      ANNUAL       SINCE
                                             YTD     YEAR    FIVE YEARS   INCEPTION
                                            ------   -----   ----------   ---------
PORTFOLIO -- CLASS A......................   1.18%   5.05%     10.18%      10.07%
PORTFOLIO -- CLASS B......................   0.58    4.98       N/A        11.82
INDEX -- CLASS A..........................   1.39    6.06       8.75        9.48
INDEX -- CLASS B..........................   1.39    6.06       N/A         8.74

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Our first quarter performance was mediocre both compared to the Index and the average international manager. We are defensively postured because most global markets are priced for perfection and there are disconcerting pockets of speculative mania. However although we can think of many things that could go wrong, none have as yet, so there is no catalyst, other than price, for a bear market.

For the time being, the U.S. economy is enjoying the best of all possible worlds with strong growth and virtually no inflation. The rest of the world is not as robust however, with Japan still in recession, Europe languishing, and the developing world generally suffering. Our contacts with analysts and corporate managers in Europe and in Asia continue to suggest a general loss of pricing power and pressure on margins. Thus, we continue to worry that profit forecasts (still almost 12% in Europe) for 1999 may disappoint.

However, since we are mindful of our mandate to be an EAFE portfolio and respectful of the momentum of markets and the power of the bulls, we have not taken an extreme negative position, although we have held 5-10% cash throughout most of the quarter. We have also remained relatively close to the EAFE country benchmarks. If pressed we would have to admit that we believe that both U.S. and European equities are at the top of their trading ranges and the next move in most of the developed equity markets, with the possible exception of Japan, is down and not up.

Currently, we are about 5% underweight the Index in Europe, some 3% over in the U.K. including a small and medium capitalization tilt, and about Index weight in Asia and Japan. Relative to the Index, our biggest overweight is Singapore, and we still emphasize the "Euro-Bubble" economies of Spain, Italy, and Portugal. Our target cash position is 5%. We hold our tilt into European real estate and have been extensively analyzing other tilts, particularly out of European telecommunications and into value cyclical groups such as chemicals and papers.

Early in the quarter we visited Singapore, Hong Kong, and Japan and talked with government officials, central bankers, other investors, and businessmen. These meetings were illuminating in reinforcing our conviction that Asia is not yet out of the economic woods; however we were impressed with the fervor for restructuring and belt tightening we

--------------------------------------------------------------------------------
Active International Allocation Portfolio

                                       4
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LETTER TO SHAREHOLDERS
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ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
found in Singapore. We are admirers of the Hong Kong Monetary Authority, but the austerity the peg imposes on the economy makes it difficult for equities to prosper.

Our time in Japan was particularly interesting. Japanese equities are not cheap on earnings and dividends, but on price to sales and enterprise value they are the cheapest in the industrial world. Profitability both in terms of return on equity and operating margins has collapsed, and as a result earnings are as depressed as profits were in the U.S. in the 1930's. We are pretty much convinced that the Japanese government and corporate management are now committed to radical restructuring.

This should be the recipe for a long lasting recovery in both profitability and stock prices. It has been calculated that if Japanese companies over the next ten years restructure so as to bring their returns to 75% of the level of European companies today, their profits will go at an annual rate of 16%.

Unfortunately, the Japanese economy is suffering from both recession and deflation, and corporate restructuring in the short run only increases the pain. There are no real signs yet that the economy has begun to recover, and our economists in Japan are quite pessimistic. It is hard to see a new bull market beginning in Japan without some signs of life from the economy.

As a result of all this, we have moved to about an Index weight in Japanese equities. If we believed an economic spring was imminent we would increase our weighting substantially. In the meantime, since a weaker yen is essential for economic revival, we have hedged a portion of our Japanese yen position.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

April 1999

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                                       Active International Allocation Portfolio

                                       5
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

COMMON STOCKS (75.6%)
  AUSTRALIA (3.3%)
        71,278    AMP Ltd..........................................  $      781
        49,476    Amcor Ltd........................................         248
        28,260    Australian Gas Light Co., Ltd....................         202
        83,395    Boral Ltd........................................         121
        16,621    Brambles Industries Ltd..........................         423
       121,212    Broken Hill Proprietary Co., Ltd.................       1,034
         8,069    CSL Ltd..........................................          67
        77,723    CSR Ltd..........................................         169
        71,400    Coca-Cola Amatil Ltd.............................         310
        83,083    Coles Myer Ltd...................................         451
         9,325    F.H. Faulding & Co., Ltd.........................          56
       134,451    Fosters Brewing Group Ltd........................         396
       100,833    General Property Trust...........................         177
        50,111    Gio Australia Holdings Ltd.......................         144
        89,885    Goodman Fielder Ltd..............................          93
        22,003    ICI Australia Ltd................................         116
        20,774    Leighton Holdings Ltd............................          69
        40,185    Lend Lease Corp., Ltd............................         512
        27,141    Mayne Nickless Ltd...............................          90
       100,499    National Australia Bank Ltd......................       1,827
       142,572    News Corp., Ltd..................................       1,056
       147,069    Normandy Mining Ltd..............................         118
        51,580    North Ltd........................................          82
        81,600    Pacific Dunlop Ltd...............................         142
        70,223    Pioneer International Ltd........................         139
        30,307    QBE Insurance Group Ltd..........................         126
        13,815    Rio Tinto Ltd....................................         193
        45,866    Santos Ltd.......................................         133
        29,834    Schroders Property Fund..........................          46
        15,020    Smith (Howard) Ltd...............................         117
        47,729    Southcorp Holdings Ltd...........................         194
        23,904    Stockland Trust Group............................          58
        24,364    Suncorp-Metway Ltd...............................         148
        24,775    TABCORP Holdings Ltd.............................         189
       367,092    Telstra Corp., Ltd...............................       1,923
       136,902    WMC Ltd..........................................         436
        14,151    Wesfarmers Ltd...................................         133
        97,523    Westfield Trust..................................         210
       138,048    Westpac Banking Corp.............................       1,007
        86,290    Woolworths Ltd...................................         276
                                                                     ----------
                                                                         14,012
                                                                     ----------
  AUSTRIA (0.3%)
         1,191    Austian Airlines/Oest Luftv AG...................          39
           159    Austria Mikro Systeme International AG...........           6
         1,170    Austria Tabakwerke AG............................          79
           486    BBag Oest Brau Beteiligungs AG...................          22
            90    BWT AG...........................................          18
         5,990    Bank Austria AG..................................         357
           250    Bau Holding AG...................................           8
           587    Boehler-Uddeholm AG..............................          28
           375    EA-Generali AG...................................          79
         1,127    Flughafen Wein AG................................          48
           197    Lenzing AG.......................................          12


                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

           637    Mayr-Melnhof Karton AG...........................  $       28
         1,420    OMV AG...........................................         126
         1,621    Oest Elektrizatswirts AG, Class A................         259
           743    Radex-Heraklith Industriebet AG..................          20
           795    VA Technologie AG................................          57
           458    Wienerberger Baustoffindustrie AG................          81
                                                                     ----------
                                                                          1,267
                                                                     ----------
  FRANCE (5.3%)
         1,158    Accor............................................         288
         5,896    Alcatel Alsthom..................................         679
        10,098    Axa..............................................       1,341
           406    Bail Investissement..............................          54
         6,301    Banque Nationale de Paris........................         549
           855    Bouygues.........................................         238
           943    Canal Plus.......................................         277
         2,227    Cap Gemini Sogeti................................         374
         1,174    Carrefour........................................         906
         2,339    Casino Guichard-Perrachon........................         208
         3,045    Cie de Saint Gobain..............................         484
         4,817    Cie Generale des Eaux............................       1,187
         5,399    Compangnie Financiere de Paribas.................         604
         3,523    Dassault Systemes SA.............................         131
         8,515    Elf Aquitaine....................................       1,158
         1,319    Eridania Beghin-Say..............................         196
           411    Essilor International............................         137
        30,452    France Telecom...................................       2,466
         1,924    Groupe Danone....................................         485
         2,748    Klepierre........................................         254
         2,011    L'OREAL..........................................       1,274
         2,805    L'Air Liquide....................................         419
         2,695    LVMH Moet Hennessy Louis Vuitton.................         669
         3,337    Lafarge..........................................         301
         4,372    Lagardere S.C.A..................................         142
           875    Legrand..........................................         184
         4,368    Lyonnaise des Eaux...............................         810
         6,574    Michelin Compagnie Generale des Establissements,
                    Class B........................................         295
         1,605    PSA Peugeot Citroen..............................         231
         2,742    Pechiney.........................................          99
         2,170    Pernod Ricard....................................         138
         3,612    Pinault-Printemps - Re doute.....................         577
           578    Promodes.........................................         354
        11,457    Rhone-Poulenc, Class A...........................         519
            88    Sagem............................................          49
         3,311    Sanofi...........................................         559
         5,294    Schneider........................................         293
         2,040    SEITA............................................         139
           968    Silic............................................         162
         3,827    Simco (RFD)......................................         335
         1,880    Soceite BIC......................................          99
           900    Societe Fonciere Lyonnaise.......................         120
         2,948    Societe Generale, Class A........................         568
         1,052    Sodexho Alliance.................................         172
           795    Sophia...........................................          30
         5,074    Thomson CSF......................................         155
         7,925    Total, Class B...................................         978

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  FRANCE (CONT.)

         3,507    Unibail..........................................  $      440
         8,809    Usinor Sacilor...................................         116
         2,735    Valeo............................................         214
                                                                     ----------
                                                                         22,457
                                                                     ----------
  GERMANY (6.0%)
         1,883    AGIV AG..........................................          35
         1,883    Adidas AG........................................         167
         9,958    Allianz AG.......................................       3,033
         1,350    AMB AG...........................................         160
        23,950    BASF AG..........................................         873
        27,800    Bayer AG.........................................       1,036
        15,670    Bayerische Vereinsbank AG........................         942
         2,567    Bilfinger & Berger Bau AG........................          49
         1,367    CKAG AG..........................................         136
         4,567    Continential AG..................................         114
        35,834    DaimlerChrysler AG...............................       3,123
        19,550    Deutsche Bank AG.................................       1,021
        83,989    Deutsche Telekom AG..............................       3,383
        18,717    Dresdner Bank AG.................................         749
         5,867    FAG Kugelfischer Georg Schaefer AG...............          44
         1,985    Heidelberger Zement AG...........................         121
         4,133    Hochtief AG......................................         136
           483    Karstadt AG......................................         173
         2,683    Kloeckner-Humboldt-Deutz AG......................          18
           333    Linde AG.........................................         190
        14,033    Lufthansa AG.....................................         310
        13,900    Mannesmann AG....................................       1,727
         8,417    Merck KGaA.......................................         288
         9,143    Metro AG.........................................         581
         5,607    Muechener Rueck AG (Registered)..................       1,120
           650    Preussag AG......................................         340
        16,823    RWE AG...........................................         755
         2,367    SAP AG...........................................         682
         3,017    Schering AG......................................         344
        21,583    Siemens AG.......................................       1,419
        19,200    VEBA AG..........................................       1,012
         1,123    Viag AG..........................................         616
        11,580    Volkswagen AG....................................         771
                                                                     ----------
                                                                         25,468
                                                                     ----------
  HONG KONG (1.8%)
        72,800    Bank of East Asia Ltd............................         124
       148,000    Cathay Pacific Airways Ltd.......................         170
       105,000    Cheung Kong Holdings Ltd.........................         799
       120,000    CLP Holdings Ltd.................................         576
        75,000    Hang Lung Development Co.........................          91
        88,500    Hang Seng Bank Ltd...............................         814
       226,000    Hong Kong & China Gas Co., Ltd...................         319
        65,500    Hong Kong & Shanghai Hotel Ltd...................          50
       577,682    Hong Kong Telecommunications Ltd.................       1,140
        65,200    Hopewell Holdings Ltd............................          32
       180,000    Hutchison Whampoa Ltd............................       1,417
        53,000    Hysan Development Co., Ltd.......................          69
       107,333    New World Development Co., Ltd...................         211
       296,000    Regal Hotel International Ltd....................          29

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
         7,000    Shangri-La Asia Ltd..............................  $        7
       190,393    Sino Land Co.....................................         100
       118,000    South China Morning Post Holdings Ltd............          65
       115,000    Sun Hung Kai Properties Ltd......................         861
        77,000    Swire Pacific Ltd., Class A......................         358
        20,000    Television Broadcasts Ltd........................          73
       121,000    Wharf Holdings Ltd...............................         186
                                                                     ----------
                                                                          7,491
                                                                     ----------
  ITALY (4.5%)
        68,197    ALITALIA.........................................         232
        50,062    Assicurazioni Generali S.p.A.....................       2,008
        94,637    Banca Commerciale Italiana.......................         778
       129,773    Banco Ambrosiano Veneto S.p.A....................         766
        17,711    Banco Popolare di Milano.........................         165
        85,671    Benetton Group S.p.A.............................         154
         4,338    Cartiere Burgo...................................          31
       215,113    Credito Italiano S.p.A...........................       1,163
       403,248    ENI S.p.A........................................       2,573
        34,066    Edison S.p.A.....................................         314
       272,703    Fiat S.p.A.......................................         796
        49,981    Fiat S.p.A. Di Risp (NCS)........................          90
         8,170    Immobiliaria Urbis...............................           8
        21,020    Impregilo S.p.A..................................          16
        69,204    Instituto Bancario San Paolo di Torino...........       1,126
       200,856    Istituto Nazionale delle Assicurazioni...........         608
         7,770    Italcementi S.p.A................................          86
        11,315    Italcementi S.p.A. (RNC).........................          56
        24,068    Italgas..........................................         117
        23,899    Magneti Marelli S.p.A............................          35
        59,569    Mediaset S.p.A...................................         561
        32,900    Mediobanca S.p.A.................................         443
       199,337    Montedison S.p.A.................................         207
        65,897    Montedison S.p.A. Di Risp (NCS)..................          53
       145,540    Olivetti S.p.A...................................         457
        88,086    Parmalat Finanziaria S.p.A.......................         126
       112,197    Pirelli S.p.A....................................         320
        24,625    R.A.S. S.p.A.....................................         258
         6,039    Reno de Medici S.p.A.............................          15
        10,825    Rinascente S.p.A.................................          85
         6,942    SAI..............................................          89
         9,171    Sirti S.p.A......................................          55
        45,711    Snia BPD S.p.A...................................          62
       182,208    Telecom Italia S.p.A.............................       1,939
        48,316    Telecom Italia S.p.A. (RNC)......................         287
       323,205    Telecom Italia Mobile S.p.A......................       2,177
        78,811    Telecom Italia Mobile S.p.A. (RNC)...............         305
       566,695    Unione Immobiliare S.p.A.........................         297
                                                                     ----------
                                                                         18,858
                                                                     ----------
  JAPAN (18.7%)
        16,000    77 Bank Ltd......................................         155
         6,700    Acom Co., Ltd....................................         474
        63,400    Ajinomoto Co., Inc...............................         755
        58,600    Aoki Corp........................................          38
        97,900    Asahi Bank Ltd...................................         517
        32,000    Asahi Breweries Ltd..............................         419

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  JAPAN (CONT.)

       129,000    Asahi Chemical Industry Co., Ltd.................  $      755
        85,800    Asahi Glass Co., Ltd.............................         623
       218,000    Bank of Tokyo-Mitsubishi Ltd.....................       3,005
        36,800    Bank of Yokohama Ltd.............................          93
        48,000    Bridgestone Corp.................................       1,224
        42,600    Canon, Inc.......................................       1,054
        24,800    Casio Computer Co., Ltd..........................         168
        29,400    Chiba Bank Ltd...................................         129
        24,600    Chugai Pharmaceuticals Co., Ltd..................         284
         7,600    Credit Saison Co., Ltd...........................         167
        40,600    Dai Nippon Printing Co., Ltd.....................         617
        36,600    Daiei, Inc.......................................         105
        43,600    Daikin Industries Ltd............................         432
        43,600    Daiwa House Industry Co., Ltd....................         498
        98,000    Daiwa Securities Co., Ltd........................         526
        14,600    Denso Corp.......................................         287
           288    East Japan Railway Co............................       1,712
        28,800    Ebara Corp.......................................         318
         9,700    Fanuc Ltd........................................         397
       250,000    Fuji Bank........................................       1,480
        28,000    Fuji Photo Film Ltd..............................       1,059
       107,200    Fujitsu Ltd......................................       1,722
        31,800    Furukawa Electric Co., Ltd.......................         132
        16,000    Gunma Bank Ltd...................................         126
        23,000    Hankyu Corp......................................         100
        43,000    Hazama Corp......................................          35
       208,000    Hitachi Ltd......................................       1,541
        45,000    Honda Motor Co., Ltd.............................       2,033
       121,000    Industrial Bank of Japan.........................         818
        21,000    Ito-Yokado Co., Ltd..............................       1,351
       137,000    Japan Airlines Co., Ltd..........................         448
       102,000    Japan Energy Corp................................         115
        17,600    Joyo Bank Ltd....................................          75
        21,800    Jusco Co., Ltd...................................         379
        84,400    Kajima Corp......................................         257
        55,600    Kansai Electric Power Co., Ltd...................       1,125
        29,000    Kao Corp.........................................         641
        68,400    Kawasaki Steel Corp..............................         116
        67,200    Kinki Nippon Railway Co., Ltd....................         360
        88,400    Kirin Brewery Co., Ltd...........................       1,036
        70,400    Komatsu Ltd......................................         362
       124,000    Kubota Corp......................................         330
       136,400    Kumagai Gumi Co., Ltd............................         120
        11,400    Kyocera Corp.....................................         614
        39,600    Kyowa Hakko Kogyo Co., Ltd.......................         208
        70,000    Marubeni Corp....................................         133
         8,800    Marui Co., Ltd...................................         150
        97,000    Matsushita Electric Industrial Co., Ltd..........       1,892
       131,000    Mitsubishi Chemical Corp.........................         372
        89,000    Mitsubishi Corp..................................         583
       147,800    Mitsubishi Electric Corp.........................         494
        38,000    Mitsubishi Estate Co., Ltd.......................         387
       192,000    Mitsubishi Heavy Industries Ltd..................         868
        82,400    Mitsubishi Materials Corp........................         177
        60,000    Mitsubishi Trust & Banking Co....................         622
       120,800    Mitsui & Co., Ltd................................         817

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
        86,400    Mitsui Engineering & Shipbuilding Co., Ltd.......  $       80
        29,400    Mitsui Fudosan Co., Ltd..........................         265
           200    Mitsui Trust & Banking Co., Ltd..................
        44,800    Mitsukoshi Ltd...................................         125
        21,000    Murata Manufacturing Co., Ltd....................       1,117
        28,800    Mycal Corp.......................................         178
        75,400    NEC Corp.........................................         907
        45,600    NGK Insulators Ltd...............................         515
       256,800    NKK Corp.........................................         163
        32,800    Nippon Express Co., Ltd..........................         194
        31,600    Nippon Fire & Marine Insurance Co., Ltd..........         100
        39,800    Nippon Light Metal Co., Ltd......................          44
        15,600    Nippon Meat Packers, Inc.........................         220
       126,800    Nippon Oil Co., Ltd..............................         496
       487,000    Nippon Steel Co..................................         999
           614    Nippon Telegraph & Telephone Corp................       6,015
       123,000    Nippon Yusen Kabushiki Kaisha....................         488
       151,600    Nissan Motor Co., Ltd............................         589
        84,000    Nomura Securities Co., Ltd.......................         880
        47,600    Odakyu Electric Railway Corp.....................         178
        88,400    Oji Paper Co., Ltd. (New)........................         471
         1,800    Orix Corp........................................         135
       174,600    Osaka Gas Co., Ltd...............................         602
        39,600    Penta-Ocean Construction Co., Ltd................          75
        11,000    Pioneer Electric Corp............................         204
         5,000    Rohm Co., Ltd....................................         598
         3,200    SMC..............................................         286
       165,000    Sakura Bank Ltd..................................         500
        24,800    Sankyo Co., Ltd..................................         532
        30,000    Sanwa Bank Ltd...................................         326
       114,000    Sanyo Electric Co., Ltd..........................         400
         7,800    Secom Co., Ltd...................................         739
         8,700    Sega Enterprises Ltd.............................         158
        42,600    Sekisui House Co., Ltd...........................         453
        70,200    Sharp Corp.......................................         741
        10,800    Shimano, Inc.....................................         263
        61,600    Shimizu Corp.....................................         250
        16,000    Shin-Etsu Chemical Co., Ltd......................         420
        20,000    Shiseido Co., Ltd................................         277
        22,600    Shizuoka Bank Ltd................................         273
        83,400    Showa Denko......................................          86
        18,900    Sony Corp........................................       1,748
       106,000    Sumitomo Bank....................................       1,435
       165,600    Sumitomo Chemical Co., Ltd.......................         667
        83,400    Sumitomo Corp....................................         547
        59,400    Sumitomo Electric Industries.....................         704
         8,800    Sumitomo Forestry Co., Ltd.......................          61
        42,800    Sumitomo Metal & Mining Co.......................         183
       156,800    Sumitomo Metal Industries........................         189
        42,600    Sumitomo Osaka Cement Co., Ltd...................          96
        88,400    Taisei Corp., Ltd................................         208
        24,800    Taisho Pharmaceutical Co., Ltd...................         775
        28,000    Taiyo Yuden Co., Ltd.............................         363
        48,600    Takeda Chemical Industries.......................       1,884
        82,400    Teijin Ltd.......................................         333

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  JAPAN (CONT.)

        58,400    Tobu Railway Co., Ltd............................  $      172
        14,200    Tohoku Electric Power Co., Ltd...................         216
        81,800    Tokai Bank Ltd...................................         528
        76,000    Tokio Marine & Fire Insurance Co., Ltd...........         867
        71,900    Tokyo Electric Power Co..........................       1,548
         7,000    Tokyo Electron Ltd...............................         362
        82,600    Tokyo Gas Co.....................................         202
        68,400    Tokyu Corp.......................................         179
        31,600    Toppan Printing Co., Ltd.........................         414
       115,100    Toray Industries, Inc............................         598
        43,600    Toto Ltd.........................................         324
        66,400    Toyoba Co........................................          92
       178,000    Toyota Motor Corp................................       5,156
        83,400    Ube Industries Ltd...............................         161
           600    Yamaichi Securities Co., Ltd.....................          --
         1,000    Yasuda Trust & Banking Co........................           1
        41,000    Yokogawa Electric Corp...........................         202
                                                                     ----------
                                                                         79,387
                                                                     ----------
  NETHERLANDS (6.0%)
        82,240    ABN Amro Holding N.V.............................       1,716
        31,951    Aegon N.V........................................       2,921
        19,132    Akzo Nobel N.V...................................         710
         5,089    Buhrmann N.V.....................................          89
        34,516    Elsevier N.V.....................................         515
         4,948    Getronics N.V....................................         183
         4,734    Hagemeyer N.V....................................         146
        17,824    Heineken N.V.....................................         900
        52,880    ING Groep N.V....................................       2,919
         4,854    KLM Royal Dutch Airlines N.V.....................         136
        33,530    Koninklijke Ahold N.V............................       1,287
         1,479    Nedlloyd Groep N.V...............................          34
         5,209    Oce N.V..........................................         130
        20,512    Philips Electronics N.V..........................       1,674
         6,034    Rodamco N.V......................................         140
       123,467    Royal Dutch Petroleum Co.........................       6,575
        25,688    Royal KPN N.V....................................       1,024
         2,698    Stork N.V........................................          53
        27,863    TNT Post Group N.V...............................         841
        37,485    Unilever N.V.....................................       2,608
         4,142    Vedior N.V.......................................          96
         4,160    Wolters Kluwer N.V...............................         756
                                                                     ----------
                                                                         25,453
                                                                     ----------
  PORTUGAL (1.1%)
        20,709    Banco Commercial Portugues (Registered)..........         627
        12,702    Banco Espirito Santo e Comercial de Lisboa
                    (Registered)...................................         343
         8,408    Banco Portugues de Investimento (New)............         256
         6,261    Brisa-Auto Estradas..............................         290
         2,326    Cia de Seguros Tranquilidade, (Registered).......          66
         9,482    Cimpor SGPS......................................         266
           400    Cin-Corparacao Industial do Norte................          11
        63,151    EDP-Electricidade de Portugal....................       1,248

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
           537    INAPA-Investimentos Participacoes e Gestao.......  $        5
         8,498    Jeronimo Martins SGPS............................         303
        19,858    Portugal Telecom (Registered)....................         891
        11,271    Portucel Industrial-Empressa.....................          62
           358    Sociedade de Construcoes Soares da Costa.........           1
         3,032    Somague-Sociedade Gestora de Participacoes.......          13
         4,830    Sonae Investmentos...............................         188
         1,789    UNICER-Uniao Cervejeira..........................          38
                                                                     ----------
                                                                          4,608
                                                                     ----------
  SINGAPORE (1.5%)
        32,000    Asia Food & Properties Ltd.......................           6
        92,000    City Developments Ltd............................         479
        66,000    Comfort Group Ltd................................          20
        11,350    Creative Technology Ltd..........................         132
        29,000    Cycle & Carriage Ltd.............................         123
       127,000    DBS Land Ltd.....................................         188
        46,000    Development Bank of Singapore Ltd. (Foreign).....         349
        31,000    First Capital Corp., Ltd.........................          30
        33,800    Fraser & Neave Ltd...............................         120
        47,000    Hotel Properties Ltd.............................          22
       105,750    Keppel Corp., Ltd................................         285
        44,000    NatSteel Ltd.....................................          46
       130,560    Oversea-Chinese Banking Corp. (Foreign)..........         885
        21,226    Overseas Union Enterprise Ltd....................          37
        44,000    Parkway Holdings Ltd.............................          86
       188,644    Sembcorp Industries Ltd..........................         206
       113,000    Singapore Airlines Ltd. (Foreign)................         818
        23,018    Singapore Ltd. (Foreign).........................         255
         7,000    Singapore Press Holdings Ltd.....................          77
       335,000    Singapore Technologies Engineering Ltd...........         303
       716,000    Singapore Telecommunications Ltd.................       1,020
        22,000    Straits Trading Co., Ltd.........................          20
       147,000    United Industrial Corp., Ltd.....................          77
        87,000    United Overseas Bank Ltd. (Foreign)..............         544
        70,000    United Overseas Land Ltd.........................          47
        22,000    Venture Manufacturing (Singapore) Ltd............          99
                                                                     ----------
                                                                          6,274
                                                                     ----------
  SPAIN (4.1%)
         4,526    ACS Actividades..................................         140
         5,569    Acerinox.........................................         142
         3,519    Aguas de Barcelona...............................         212
        34,173    Argentaria.......................................         823
        19,526    Autopistas Concesionaria Espanola................         251
         2,402    Azucarera Ebro Agricolas.........................          47
       153,813    Banco Bilbao Vizcaya (Registered)................       2,295
        71,352    Banco Central Hispano Americano..................         896
        89,000    Banco Santander..................................       1,829
         1,081    Corporacion Financiera Alba......................         155
         5,430    Corporacion Mapfre...............................         108
         4,330    Dragados y Construccion..........................         142

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  SPAIN (CONT.)

        70,435    Endesa...........................................  $    1,781
             1    Ercros...........................................          --
         3,446    Fomento Construction y Cantractas................         212
        11,003    Gas Natural SDG..................................       1,017
        66,400    Iberdrola........................................         985
        13,611    Inmobiliaria Metropolitana Vasco Central.........         319
        23,861    Repsol...........................................       1,231
         2,403    Sol Melia........................................          88
        13,205    Tabacalera.......................................         268
        76,766    Telefonica.......................................       3,261
        16,707    Telepizza........................................         128
        21,964    Union Electrica Fenosa...........................         328
            57    Uralita..........................................           1
        44,682    Vallehermoso.....................................         478
           100    Viscofan Envolturas Celulosicas..................           1
         1,808    Zardoya Otis.....................................          46
                                                                     ----------
                                                                         17,184
                                                                     ----------
  SWEDEN (1.9%)
        26,500    ABB AB, Class A..................................         329
        11,100    ABB AB, Class B..................................         138
         6,300    AGA AB, Class B..................................          79
        45,833    Astra AB, Class A................................       1,053
        11,100    Astra AB, Class B................................         252
         5,050    Atlas Copco AB, Class A..........................         137
         2,700    Atlas Copco AB, Class B..........................          72
        13,540    Castellum AB.....................................         126
        21,180    Diligentia AB....................................         168
        13,800    Drott AB, Class B................................         122
        12,200    Electrolux AB, Series B..........................         242
        75,500    Ericsson LM, Class B.............................       1,840
         4,640    Fastighets AB Tornet.............................          63
        13,800    ForeningsSparbanken AB...........................         325
         8,200    Hennes & Mauritz AB, Class B.....................         620
         4,100    Netcom Systems AB, Class B.......................         140
         2,900    OM Gruppen AB....................................          36
           980    Piren AB.........................................           6
         3,300    S.K.F. AB, Class B...............................          47
         7,900    Sandvik AB, Class A..............................         158
         3,200    Sandvik AB, Class B..............................          64
        10,640    Securitas AB, Class B............................         169
        20,400    Skandia Forsakrings AB...........................         380
        23,800    Skandinaviska Enskilda Banken, Class A...........         292
         5,000    Skanska AB, Class B..............................         171
         8,800    Svenska Cellulosa AB, Class B....................         191
         8,500    Svenska Handelsbanken, Class A...................         297
         4,800    Svenskt Stal AB (SSAB), Series A.................          60
         5,800    Trelleborg AB, Class B...........................          56
         5,800    Volvo AB, Class A................................         150
        12,050    Volvo AB, Class B................................         316
         2,900    WM-Data AB, Class B..............................         113
                                                                     ----------
                                                                          8,212
                                                                     ----------
  SWITZERLAND (6.1%)
           465    ABB AG...........................................         617
           895    Adecco...........................................         455

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
           295    Alusuisse-Lonza Holdings Ltd. (Registered).......  $      325
        12,600    CS Holding AG (Registered).......................       2,355
           350    Holderbank Financiere Glarus AG, Class B
                    (Bearer).......................................         392
         1,865    Nestle (Registered)..............................       3,396
         3,020    Novartis AG (Registered).........................       4,911
            76    Roche Holding AG (Bearer)........................       1,359
           326    Roche Holding AG (Registered)....................       3,985
           750    SAirgroup (Registered)...........................         162
            80    SGS Surveillance.................................          66
           260    SMH AG (Bearer)..................................         166
           210    Sulzer AG (Registered)...........................         134
           695    Swiss Reinsurance (Registered)...................       1,542
         3,630    Swisscom AG (Registered).........................       1,421
         9,869    Union Bank of Switzerland AG (Registered)........       3,108
           315    Valora Holding AG................................          74
         2,260    Zurich Allied AG.................................       1,450
                                                                     ----------
                                                                         25,918
                                                                     ----------
  THAILAND (0.0%)
         8,000    CMIC Finance & Securities PCL (Foreign)..........          --
        18,600    General Finance & Securities PCL (Foreign).......          --
        34,700    Siam City Bank PCL (Foreign).....................          --
                                                                     ----------
                                                                             --
                                                                     ----------
  UNITED KINGDOM (15.0%)
        53,563    Abbey National plc...............................       1,102
        34,817    Albert Fisher Group plc..........................           3
         1,851    Alldays plc......................................           2
         2,415    Allders plc......................................           4
        58,643    Allied Zurich plc................................         791
         7,063    AMEC plc.........................................          26
        20,898    Anglian Water plc................................         257
        34,741    Arjo Wiggins Appleton plc........................          79
        29,624    Associated British Foods plc.....................         208
        21,152    Associated British Ports Holdings plc............          96
        43,513    BAA plc..........................................         485
        53,303    Barclays plc.....................................       1,534
        10,099    Barratt Developments plc.........................          48
        27,053    Bass plc.........................................         368
         1,209    BBA Group plc....................................           8
        25,448    Beazer Group plc.................................          78
        17,594    Berisford plc....................................          63
       154,396    BG plc...........................................         908
        35,417    BICC plc.........................................          54
        66,198    Blue Circle Industries plc.......................         381
        21,425    BOC Group plc....................................         299
        37,939    Boots Co. plc....................................         548
        68,361    BPB Industries plc...............................         298
        75,975    British Aerospace plc............................         508
        45,104    British Airways plc..............................         313
        58,654    British American Tobacco plc.....................         489
        58,492    British Land Co. plc.............................         503

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

       290,608    British Petroleum Co. plc........................  $    4,958
        59,331    British Sky Broadcasting plc.....................         509
       104,121    British Steel plc................................         215
       210,400    British Telecommunications plc...................       3,436
       158,240    BTR plc..........................................         699
        34,088    Burmah Castrol plc...............................         521
        80,272    Cable & Wireless plc.............................       1,004
        42,358    Cadbury Schweppes plc............................         615
         4,621    Capital Corp. plc................................           6
        25,950    Capital Shopping Centers plc.....................         159
        85,194    Caradon plc......................................         189
        11,379    Carpetright plc..................................          66
       177,581    Centrica plc.....................................         313
         4,309    Cobham plc.......................................          64
        36,806    Commercial Union plc.............................         574
        25,488    Compass Group plc................................         295
         2,363    Delta plc........................................           6
       120,057    Diageo plc.......................................       1,350
         4,384    Dialog Corp. plc.................................           8
         5,841    EMAP plc.........................................         114
        64,737    EMI Group plc....................................         463
         4,673    Empla plc Rights.................................           5
        26,630    Enterprise Oil plc...............................         153
        25,800    Firstgroup plc...................................         170
        21,058    FKI plc..........................................          54
        96,509    General Electric plc.............................         871
        54,218    GKN plc..........................................         825
       117,363    Glaxo Wellcome plc...............................       3,930
        32,123    Granada Group plc................................         651
       117,360    Grantchester Holdings plc........................         351
        51,500    Great Portland Estates plc.......................         164
        37,062    Great Universal Stores plc.......................         404
         5,362    Greycoat plc.....................................          19
        22,063    Guardian Royal Exchange plc......................         131
        98,343    Halifax plc......................................       1,207
        51,045    Hanson plc.......................................         458
        13,575    House of Fraser..................................          17
        55,088    HSBC Holdings plc................................       1,756
        22,226    HSBC Holdings plc (75p)..........................         717
         9,035    Hyder plc........................................         114
        24,877    IMI plc..........................................         106
        29,662    Imperial Chemical Industries plc.................         265
        14,587    Jarvis plc.......................................         132
         1,427    JBA Holdings plc.................................           4
        29,407    Johnson Matthey plc..............................         221
        55,767    Kingfisher plc...................................         704
         2,469    Kwik-Fit Holdings plc............................          17
        52,578    Ladbroke Group plc...............................         241
         6,302    Laird Group plc..................................          23
        18,405    Land Securities plc..............................         244
        70,346    Lasmo plc........................................         143
        56,939    Legal & General Group plc........................         671
        11,777    Lex Service plc..................................          78
        11,340    Limit plc........................................          25
       191,131    Lloyds TSB Group plc.............................       2,893
        21,361    London Clubs International plc...................          52

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
         7,019    London Forfaiting Co. plc........................  $        7
        28,645    Lonrho plc.......................................         210
         1,872    Low & Bonar plc..................................           5
       110,010    Lucascarity plc..................................         510
         1,810    Manchester United plc............................           6
       103,929    Marks and Spencer plc............................         685
        40,248    Marley plc.......................................          80
           237    Mayflower Corp. plc..............................           1
         2,171    McKechnie plc....................................          15
         5,553    Meggitt plc......................................          17
        28,326    MEPC plc.........................................         198
        21,924    Mirror Group News plc............................          74
        57,700    MISYS plc........................................         584
        50,775    National Power plc...............................         391
        16,137    NEXT plc.........................................         185
        42,137    NFC plc..........................................          94
           890    Ocean Group plc..................................          13
         9,481    Parity plc.......................................         107
        28,910    Peninsular & Oriental Steam Navigation...........         421
        11,317    Pennon Group plc.................................         174
       178,701    Pilkington plc...................................         241
         1,975    Powerscreen International plc....................           5
        78,655    Prudential Corp. plc.............................       1,026
        10,414    Racal Electronic plc.............................          67
        17,911    Railtrack Group plc..............................         411
        62,124    Rank Group plc...................................         227
        47,708    Reed International plc...........................         425
       124,404    Rentokil Initial plc.............................         772
        51,543    Reuters Group plc................................         758
        26,392    Rexam plc........................................          87
        39,391    Rio Tinto plc....................................         547
        15,240    RMC Group plc....................................         206
        37,612    Rolls-Royce plc..................................         159
        41,777    Royal & Sun Alliance Insurance Group plc.........         394
        12,052    Rugby Group plc..................................          22
        45,756    Safeway plc......................................         179
        72,318    Sainsbury (J) plc................................         448
         4,107    Schroders plc....................................          95
         5,310    Scotia Holdings plc..............................           9
           187    Scottish & Newcastle plc.........................           2
        47,576    Scottish Hydro-Electric plc......................         430
        53,424    Scottish Power plc...............................         466
         1,614    Skillsgroup plc..................................           8
        13,093    Slough Estates plc...............................          67
       193,141    Smithkline Beecham plc...........................       2,788
         5,565    Smiths Industries plc............................          81
        45,467    Stagecoach Holdings plc..........................         167
        52,065    Tarmac plc.......................................          89
        32,085    Tate & Lyle plc..................................         216
        18,917    Taylor Woodrow plc...............................          55
        81,094    Tesco plc........................................         215
        20,033    Thames Water plc.................................         304
         6,861    The Berkeley Group plc...........................          70
        19,443    TI Group plc.....................................         126
         1,574    Torotrac plc.....................................           3
       121,514    Unilever plc.....................................       1,130

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

        27,355    United Utilities plc.............................  $      327
         2,637    Vickers plc......................................           6
       121,033    Vodafone Group plc...............................       2,251
         1,107    Wickes plc.......................................           5
        16,674    William Baird plc................................          30
        30,156    WPP Group plc....................................         262
        19,291    Yorkshire Water plc..............................         138
        35,432    Zeneca Group plc.................................       1,676
                                                                     ----------
                                                                         63,600
                                                                     ----------
TOTAL COMMON STOCKS (Cost $291,584)................................     320,189
                                                                     ----------
PREFERRED STOCKS (0.4%)
  AUSTRALIA (0.2%)
       125,978    News Corp., Ltd..................................         867
                                                                     ----------
  AUSTRIA (0.0%)
             3    Bau Holdings AG..................................          --
                                                                     ----------
  GERMANY (0.2%)
         1,617    SAP AG...........................................         517
         3,630    Volkswagen AG....................................         145
                                                                     ----------
                                                                            662
                                                                     ----------
  HONG KONG (0.0%)
        37,500    Johnson Electric Holdings Ltd....................         106
                                                                     ----------
TOTAL PREFERRED STOCKS (Cost $1,505)...............................       1,635
                                                                     ----------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
         7,850    Hong Kong and China Gas Co,. Ltd., expiring
                    9/30/99........................................          --
         4,300    Hysan Development Co., Ltd., expiring 4/30/99....          --
  THAILAND (0.0%)
         6,349    National Finance & Securities PCL, expiring
                    11/15/99.......................................          --
                                                                     ----------
TOTAL WARRANTS (Cost $0)...........................................          --
                                                                     ----------

     FACE
    AMOUNT
--------------

FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
$       62,000    Casino Guichard-Perrachon, Series XW, 4.50%,
                    expiring 7/12/01...............................          55
                                                                     ----------
  PORTUGAL (0.0%)
   PTE   9,600    Jeronimo Martins, SGPS, Zero Coupon, 12/30/04....           6
                                                                     ----------
TOTAL FIXED INCOME SECURITIES (Cost $32)...........................          61
                                                                     ----------
TOTAL FOREIGN SECURITIES (76.0%) (Cost $293,121)...................     321,885
                                                                     ----------


     FACE                                                              VALUE
    AMOUNT                                                             (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (29.5%)
  REPURCHASE AGREEMENT (29.5%)
$      124,994    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                    4/01/99, to be repurchased at $125,010,
                    collateralized by U.S. Treasury Notes 4.5% due
                    1/31/01, valued at $125,947 (Cost $124,994)....  $  124,994
                                                                     ----------
FOREIGN CURRENCY (0.0%)
     AUD    21    Australian Dollar................................          13
    GBP      2    British Pound....................................           3
    EUR     41    European Monetary Unit...........................          44
     HKD   189    Hong Kong Dollar.................................          24
   JPY      56    Japanese Yen.....................................           1
     NOK    20    Norwegian Krone..................................           3
    SGD     28    Singapore Dollar.................................          16
    SEK      7    Swedish Krona....................................           1
                                                                     ----------
TOTAL FOREIGN CURRENCY (Cost $105).................................         105
                                                                     ----------
TOTAL INVESTMENTS 105.5% (Cost $418,220)...........................     446,984
                                                                     ----------

OTHER ASSETS AND LIABILITIES (-5.5%)
  Other Assets.......................................................   243,098
  Liabilities........................................................  (266,236)
                                                                       --------
                                                                        (23,138)
                                                                       --------
NET ASSETS (100%)....................................................  $423,846
                                                                       --------
                                                                       --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $423,374
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 35,150,753 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $12.04
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................       $472
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 38,725 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)................     $12.19
                                                                ---------
                                                                ---------

------------------------------------------------------------

NCS   --  Non-Convertible Shares
PCL   --  Private Company Limited
RFD   --  Ranked for Dividend
RNC   --  Non-Convertible Savings Shares
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
-----------------------------------------

                                      TOTAL RETURNS(2)
                      -------------------------------------------------
                                                              AVERAGE
                                                AVERAGE       ANNUAL
                                              ANNUAL FIVE      SINCE
                         YTD       ONE YEAR      YEARS       INCEPTION
                      ----------  ----------  ------------  -----------
PORTFOLIO -- CLASS
 A..................       2.00%      -9.89%      -11.18%         2.14%
PORTFOLIO -- CLASS
 B..................       1.76      -10.36          N/A        -20.39
INDEX -- CLASS A....       5.02      -10.94        -8.46          2.89
INDEX -- CLASS B....       5.02      -10.94          N/A        -15.58

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1999, the Portfolio had a total return of 2.00% for the Class A shares and 1.76% for the Class B shares compared to a total return of 5.02% for the Morgan Stanley Capital International (MSCI) All Country Far East Free ex-Japan Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -9.89% for the Class A shares and -10.36% for the Class B shares compared to -10.94% for the Index. For the five-year period ending March 31, 1999, the average annual total return for Class A shares was -11.18% compared to -8.46% for the Index. From inception on July 1, 1991 through March 31, 1999, the average annual total return of Class A shares was 2.14% compared to 2.89% for the Index. From inception on January 2, 1996 through March 31, 1999 the average annual total return of Class B shares was -20.39% compared to -15.58% for the Index.

Asian stock markets rose in the first quarter of 1999 as the Index rose 5.0% during the quarter, led by Taiwan and South Korea. A broader index including Malaysia, the MSCI All Country Far East Free ex Japan plus Malaysia, rose 5.5% during the quarter. The Portfolio underperformed the Index during the quarter. All of the quarter's gains came in March, based on a combination of international and domestic factors. The rally in the Japanese market improved sentiment and encouraged international capital inflows into Asia. Most surveys suggest that international fund managers remain underweight Asian markets relative to their benchmarks. Positive domestic factors contributing to market strength include falling domestic interest rates (South Korea), government policy initiatives (Taiwan, South Korea and Hong Kong) and exchange rate stability. Markets that lagged during the quarter included Singapore (largely due to weakness in the Singapore dollar), Thailand, Indonesia and China.

South Korea has shown the strongest signs of recovery from the economic recession of the past eighteen months. The Koreans aggressively implemented their IMF program in 1998, producing a savage contraction in domestic consumption, investment and inventory levels. The contraction rapidly turned the current account from deficit to surplus, stabilizing and then strengthening the won. As mentioned in the last quarterly letter, currency strength allowed the government to relax monetary and fiscal policy in the third quarter of last year. After a 6% contraction in overall gross domestic product last year, the Korean government and independent analysts have been busily upgrading growth expectations for 1999. 1999 consensus growth estimates have moved up to the 3-4% range. Growth drivers are expected to include a rebound in domestic consumption, government investment spending and inventory restocking. The Korean government has aggressively tackled the bad debt situation in its banking system, budgeting $52.2 billion to recapitalize banks and to purchase non-performing loans. This program has had two positive effects -- some banks have become attractive investments and financial intermediation within the economy will revive faster than expected. Incentives offered by the Korean government encouraged HSBC to take a control position in one of the

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

leading Korean banks, which should enhance competition in the entire sector. The decline in interest rates has encouraged retail investors and institutions to switch from fixed income to equity investments. Domestic investing fueled much of the first quarter's rally. Lower rates have also had a beneficial effect on the corporate sector, as new bankruptcy filings and other signs of corporate distress are falling. Finally, we expect corporate restructuring efforts at certain market leaders, like the Samsung group of companies, to drive returns as the year progresses.

Hong Kong slightly underperformed the Index during the first quarter but performed very well in March when it tended to track the rally in Japan very closely. We are cautious on Hong Kong for a number of fundamental macroeconomic reasons, but given its size, liquidity and ease of access it has and should continue to benefit when fresh investment allocations are made to Asia. The economy remains weak, with rising unemployment, falling consumption, consumer price deflation, an arguably overvalued exchange rate and high real interest rates. Consensus forecasters expect a slight gross domestic product contraction in 1999, although the government is forecasting 1% growth. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar even as its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates have been matched by a fall into outright deflation. The territory has not experienced real interest rates at these levels for an extended period of time over the last few decades and this should delay economic recovery and limit stock market gains. We expect further reductions in nominal and real rates in 1999 but the scope for significant declines is limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings depressed by heavy non-recurring provisions. In addition, the Hong Kong Monetary Authority
(HKMA) is designing a program for the disposition of a portion of its extensive stock holdings accumulated during the market support operations in August. Positives for the market include improved liquidity in the banking sector, as banks have repaired their loan-to-deposit ratios, and a number of government stimulus measures announced in their new budget. Banks have demonstrated a desire to extend more mortgages with their improved liquidity, and aggressive mortgage lending will be supportive of the residential property market. We have maintained a small underweight position in Hong Kong during the first quarter but have focused the Portfolio on residential property developers and companies cutting costs ahead of an economic recovery.

The Singapore market lagged the overall Index in the first quarter, partially due to the 4.8% depreciation of the Singapore dollar relative to the U.S. dollar. Although this decline negatively affected the returns of the Portfolio during the first quarter, we believe that this currency weakness is a long-term positive. This is part of a package designed by the Singapore government to enhance the economy's competitiveness, and it should yield benefits in the long-term. The government's drive to cut the cost of doing business in Singapore and efforts by numerous corporates to enhance returns on capital should bode well for the market going forward.

The Chinese Index once again was the worst performing East Asian market in the first quarter. This underperformance reflects the weak fundamentals of most listed Chinese companies and the challenging economic conditions within China. The Chinese economy is experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high real interest rates and bank asset quality problems. The Chinese government has responded to these problems with a massive government-funded infrastructure program. In the first quarter the Chinese government also began to grapple with external debt problems, as the decision to place GITIC, a company controlled by the Guangdong provincial government, into bankruptcy caused foreign bank lenders to reassess risks of lending to China. We expect the Chinese government will shift from infrastructure spending to more reform initiatives as 1999 progresses. We continue to maintain limited exposure to Chinese companies.

The Taiwan market was very volatile in the first quarter, falling persistently until mid-February and then rebounding strongly when the government announced a new package of reforms to support the financial system. The Taiwanese economy has performed relatively well throughout the Asian crisis, maintaining growth rates near 5%. This is low by Taiwanese standards but high by regional standards. However, domestic debt levels are high in Taiwan and slower growth, combined with high real interest rates, was creating a build-up in bad debt. In addition, domestic banks have under-provided for their non-performing loans. Taiwan is largely a retail

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LETTER TO SHAREHOLDERS
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ASIAN EQUITY PORTFOLIO (CONT.)

driven market strongly affected by sentiment and reports of corporate financial distress were hurting the market. The financial support package introduced in February has alleviated some of the financial stress within the system and has significantly improved retail sentiment. The subsequent rally turned Taiwan from the worst into the best performing market in the quarter, largely based on rallies in financial, cyclical and semiconductor stocks.

Malaysia's decision to implement capital controls in early September 1998 led to its removal from the MSCI free Indexes in December. Shifting securities regulations severely limited the ability of most foreign investors to trade in Malaysia since September. In February 1999 the securities regulators relaxed some of the new trading regulations and a new system of exit taxes were imposed on repatriation of portfolio capital. In the first quarter, we realigned the portfolio of Malaysian securities we hold and generated some capital gains that we are repatriating free of exit taxes. As of April 1, 1999, a 20% tax will be imposed on the repatriation of any "principal" invested in the country as of September 1, 1998. Capital gains generated since that date can be repatriated tax-free. The Malaysian authorities will have to substantially relax these regulations before the market will become accessible enough to attract foreign investors and return to the MSCI Index.

Several positive themes we expect to drive equity performance in 1999 include improvements in domestic consumption in most Asian economies and the ability of companies to enhance their own performance through corporate restructuring. Restructurings broadly include debt restructuring, divestitures, sale of strategic stakes to multinationals, business unit shutdowns, mergers or staff downsizing. We have seen all of the above announced in various forms in 1998 and in the first quarter of 1999. The markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value and we expect to see that trend continue in the balance of 1999. We will monitor the progress of the restructurings announced so far and will search for management teams with the vision and ability to improve returns to shareholders going forward. Restructuring in Japan could have a positive effect on companies in the rest of Asia if Japanese managements follow the American model and outsource production. We have seen growing signs of Japanese companies outsourcing, particularly electronics components outsourced to Taiwanese manufacturers. We have invested in a number of companies in Taiwan, Korea and Singapore that would benefit from a continuation of this trend.

Several risk factors we will be monitoring include the performance of the Japanese economy, the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

During 1998 we constructed a fairly defensive Portfolio emphasizing consumer and technology companies and utilities while limiting our exposure to banks and properties. During the first quarter of 1999 we increased our exposure to property companies and cyclicals. In 1999 we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems have been solved but the trends have certainly improved.

Timothy D. Jensen
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

April 1999

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MARCH 31, 1999
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
--------------------------------------------------------------------------

COMMON STOCKS (99.6%)
  HONG KONG (34.8%)
    381,200    Axa China Region Ltd.............................  $    268
    206,000    CLP Holdings Ltd.................................       989
    537,000    Cathay Pacific Airways Ltd.......................       617
    318,900    Cheung Kong Holdings Ltd.........................     2,428
    310,100    China Telecom Ltd................................       516
    286,000    Dairy Farm International Holdings Ltd............       332
    111,000    Dao Heng Bank Group Ltd..........................       367
     13,500    HSBC Holdings plc................................       423
    698,000    Hengan International Group Co., Ltd..............       270
    188,900    Hong Kong & China Gas Co., Ltd...................       267
    943,400    Hong Kong Telecommunications Ltd.................     1,863
    360,100    Hutchison Whampoa Ltd............................     2,834
     58,000    Johnson Electric Holdings Ltd....................       164
    392,100    Li & Fung Ltd....................................       830
    253,000    New World Development Co., Ltd...................       498
    287,000    SmarTone Telecommunications Holdings Ltd.........       831
    342,600    Sun Hung Kai Properties Ltd......................     2,564
    225,200    Swire Pacific Ltd., Class A......................     1,046
    283,900    Television Broadcasts Ltd........................     1,035
        100    VTech Holdings Ltd...............................        --
                                                                  --------
                                                                    18,142
                                                                  --------
  INDIA (2.5%)
     25,000    Aptech Ltd.......................................       556
      1,556    Hero Honda Motors Ltd............................        32
         10    Housing Development Finance Corp., Ltd...........         1
         50    Nestle India Ltd.................................         1
      9,450    NIIT Ltd.........................................       418
      2,805    Reckitt & Coleman of India Ltd...................        32
         50    State Bank of India..............................        --
         80    Tata Engineering & Locomotive Co., Ltd...........        --
      6,126    Tata Infotech Ltd................................       243
                                                                  --------
                                                                     1,283
                                                                  --------
  INDONESIA (2.5%)
    554,500    Gudang Garam.....................................       738
    153,500    Semen Gresik.....................................       175
    117,300    Unilever Indonesia...............................       407
                                                                  --------
                                                                     1,320
                                                                  --------
  KOREA (19.5%)
      2,280    Dae Duck Electronics Co..........................       170
     15,160    Hana Bank........................................       169
      8,330    Hankuk Glass Industry Co., Ltd...................       163
     32,280    Housing & Commercial Bank........................       645
      1,700    Housing & Commercial Bank GDR....................        33
      6,430    Korea Chemical Company Ltd.......................       335
     30,960    Korea Electric Power Corp........................       747
     57,400    Korea Electric Power Corp. ADR...................       728
     24,130    Korea Telecom Corp...............................       953
      7,750    Nong Shim Co., Ltd...............................       423
      9,240    Pohang Iron & Steel Co., Ltd.....................       582


                                                                   VALUE
  SHARES                                                           (000)
--------------------------------------------------------------------------

     22,000    Pohang Iron & Steel Co., Ltd. ADR................  $    393
        118    S1 Corp..........................................        22
        608    SK Telecom Co., Ltd..............................       548
     19,984    Samsung Electro-Mechanics Co.....................       458
     38,768    Samsung Electronics Co...........................     3,002
      2,043    Samsung Fire & Marine Insurance Co...............       779
                                                                  --------
                                                                    10,150
                                                                  --------
  MALAYSIA (5.1%)
    130,000    Amway (Malaysia) Holdings Bhd....................       199
    157,000    Carlsberg Brewery Malaysia Bhd...................       411
     21,000    Guinness Anchor Bhd..............................        20
    326,000    Hap Seng Consolidated Bhd........................       172
    136,000    Nestle (Malaysia) Bhd............................       476
    411,000    R.J. Reynolds Bhd................................       374
    170,400    Rothmans of Pall Mall (Malaysia) Bhd.............     1,009
                                                                  --------
                                                                     2,661
                                                                  --------
  PAKISTAN (0.2%)
    250,000    Hub Power Co.....................................        79
                                                                  --------
  PHILIPPINES (2.2%)
    202,450    La Tondena Distillers, Inc.......................       177
     82,630    Manila Electric Co., Class B.....................       273
    373,000    Music Corp.......................................        24
  1,403,600    SM Prime Holdings, Inc...........................       290
    232,950    San Miguel Corp., Class B........................       388
                                                                  --------
                                                                     1,152
                                                                  --------
  SINGAPORE (11.8%)
    192,600    City Developments Ltd............................     1,004
    380,000    Finlayson Global Corp. CVTBD.....................       390
    285,000    Natsteel Electronics Ltd.........................       779
    124,000    Oversea-Chinese Banking Corp. (Foreign)..........       840
     43,000    Rothmans Industries Ltd..........................       222
    114,200    Sembcorp Logistics Ltd...........................       253
    109,200    Singapore Airlines Ltd. (Foreign)................       790
     42,900    Singapore Press Holdings Ltd.....................       474
     89,600    United Overseas Bank Ltd. (Foreign)..............       560
    178,700    Venture Manufacturing (Singapore) Ltd............       807
                                                                  --------
                                                                     6,119
                                                                  --------
  TAIWAN (18.2%)
    101,000    Acer Peripherals Inc.............................       155
    240,000    Acer, Inc........................................       319
     60,000    Advanced Semiconductor Engineering, Inc..........       141
    125,870    Asustek Computer, Inc............................     1,063
    203,000    Bank Sinopac.....................................       112
    110,000    Cathay Life Insurance Co., Ltd...................       355
    109,130    Compal Electronics, Inc..........................       286
     82,560    Compeq Manufacturing Co., Ltd....................       394
    443,480    Far East Textile Ltd.............................       436
     87,000    First Commercial Bank............................       143
    315,920    Hon Hai Precision Industry.......................     1,687
     57,000    Hua Nan Commercial Bank..........................        98

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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
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ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
--------------------------------------------------------------------------

  TAIWAN (CONT.)

     89,000    International Commercial Bank of China...........  $    104
    522,000    Powerchip Semiconductor Corp.....................       348
     76,800    President Chain Store Corp.......................       238
     15,000    Quanta Computer Inc..............................       253
    126,788    Siliconware Precision Industries Co..............       258
    186,000    Taishin International Bank.......................       105
    799,850    Taiwan Semiconductor Manufacturing Co............     2,510
    126,006    United Micro Electronics Corp., Ltd..............       219
    216,000    Winbond Electronics Corp.........................       256
                                                                  --------
                                                                     9,480
                                                                  --------
  THAILAND (2.8%)
     45,500    Advanced Info Service PCL (Foreign)..............       330
     71,600    BEC World PCL (Foreign)..........................       347
     39,200    Delta Electronics (Thailand) PCL (Foreign).......       172
    360,400    Golden Land Property (Foreign)...................       115
     26,600    Shinawatra Computer Co. PCL (Foreign)............        69
     23,900    Siam Cement Co. (Foreign)........................        81
      7,400    Siam Cement PCL (Foreign)........................       150
     98,300    Thai Farmers Bank PCL (Foreign)..................       199
                                                                  --------
                                                                     1,463
                                                                  --------
TOTAL COMMON STOCKS (Cost $48,657)..............................    51,849
                                                                  --------

   FACE
  AMOUNT
   (000)
-----------

FOREIGN CURRENCY (2.8%)
HKD   4,542    Hong Kong Dollar.................................       586
INR   5,705    Indian Rupee.....................................       135
MYR   2,211    Malaysian Ringgit................................       582
PHP     540    Philippines Peso.................................        14
KRW   3,458    South Korean Won.................................         3
TWD   3,689    Taiwan Dollar....................................       111
                                                                  --------
TOTAL FOREIGN CURRENCY (Cost $1,296)............................     1,431
                                                                  --------

                                                                             VALUE
                                                                             (000)
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS (102.4%) (Cost $49,953)................................  $   53,280
                                                                           ----------
OTHER ASSETS AND LIABILITIES (-2.4%)
  Other Assets...........................................................       4,103
  Liabilities............................................................      (5,338)
                                                                           ----------
                                                                               (1,235)
                                                                           ----------
NET ASSETS (100%)........................................................  $   52,045
                                                                           ----------
                                                                           ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $50,577
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,193,555 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $8.17
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................      $1,468
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 181,052 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $8.11
                                                                ----------
                                                                ----------

------------------------------------------------------------

ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

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LETTER TO SHAREHOLDERS
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ASIAN REAL ESTATE PORTFOLIO

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry whose shares trade on a recognized stock exchange in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

PERFORMANCE COMPARED TO THE GPR GENERAL
REAL ESTATE SECURITIES INDEX -- FAR EAST(1)
-----------------------------------------

                                           TOTAL RETURNS(2)
                               -----------------------------------------
                                                        AVERAGE ANNUAL
                                  YTD       ONE YEAR    SINCE INCEPTION
                               ----------  ----------  -----------------
PORTFOLIO -- CLASS A(3)......       4.53%      -9.09%        -18.37%
PORTFOLIO -- CLASS B(3)......       4.51       -8.71         -18.68
INDEX........................       6.01       -5.15         -26.64

1. The GPR General Real Estate Securities Index -- Far East is a Far East market capitalization weighted index of listed property/real estate securities in the Far East measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1999, the Portfolio had a total return of 4.53% for Class A shares and 4.51% for Class B shares compared to 6.01% for the GPR General Real Estate Securities Index -- Far East (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -9.09% for the Class A shares and -8.71% for the Class B shares compared to -5.15% for the Index. From inception on October 1, 1997 through March 31, 1999, the Portfolio had an average annual total return of -18.37% for Class A shares and -18.68% for Class B shares compared to -26.64% for the Index.

MACRO-ECONOMIC OVERVIEW
Asia put up a credible performance in the first quarter despite Brazil's currency devaluation in January. This came about amidst an improved global environment and the unfolding of the so-called "deflationary boom" environment in the developed world. The U.S. economy and equity market continued to be robust, while European consumption remained strong despite weakness in manufacturing activities there. Within Asia, investors warmed to Bank of Japan's announcement in February to expand the money supply and cap the strength of the yen in an effort to boost the economy. News of further restructuring stories in corporate Japan, the most notable being Sony's plan to cut 10% of its work force and close a fifth of its factories over four years, gave the market another confidence boost. The news was significant in that Japan remains the world's major source of deflationary pressure given its outsized output gap of -5.6% of gross domestic product. There were also a number of other recent positive news stories that point to possible up-side surprises for the Japanese economy in 1999. These were improvement in the inventory-shipment ratio, moderate recovery in business confidence, decline in corporate bankruptcies and lastly, but importantly, significant cuts in marginal tax rates starting this new fiscal year. On the other hand, a recent series of cuts in employment, wages, capital expenditure and plant closures will probably moderate the pace of economic recovery.

Meanwhile, economic conditions in non-Japan Asia have clearly stabilized, although growth is subdued as the region continues to be plagued by the powerful deflationary forces. Recent industrial output data indicate that Korea has come roaring back since the last quarter of 1998, while Thailand and Singapore appear to have established a clear bottom. In Thailand, the senate has finally passed several important bankruptcy and foreclosure laws that will pave the way for corporate restructuring and meaningful reforms. Even the troubled economies of Malaysia and Indonesia have shown signs of stabilization in the past quarter, though they are by no means out of the woods yet. Malaysia has relaxed its capital control rules in a bid to attract foreign capital flows back into the country, while its effort to clean up the non-performing loan problems in the banking sector appear to be making good progress. Though politics and social stability remain an issue, Indonesia's economy has stabilized after big contractions in 1998. In Australia, economic growth at slightly above 4% in the second half of 1998 has been stronger than expected. This is primarily the result of robust consumption, supported by low interest rates and employment growth.

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ASIAN REAL ESTATE PORTFOLIO (CONT.)

Elsewhere, China's economic performance was worse than expected. Exports fell 10% year on year in January, an outcome that was likely to be attributable to the state sector. The state-owned enterprises are mainly involved in the commodity industries, which are plagued by sharply falling prices. China's financial reforms have also reduced their ability to cut prices, hence eroding their competitiveness. The only robust growth driver continues to be public investment, with private consumption and investment remaining anemic. Weak Chinese exports have translated into poor trade performance for Hong Kong, where deflationary conditions have persisted with weak private consumption. The two brighter spots in Hong Kong appear to be the housing and tourist sectors. Recent tourist industry figures, including a rise in hotel occupancy levels, suggest that the sector could be on the mend, while consistently firm take-up rates in the residential market indicate that the property market may be close to a sustained recovery.

REAL ESTATE MARKETS
The most surprising development in the past quarter is the pace at which the Singapore residential market is recovering. Based on preliminary statistics from Jones Lang LaSalle (JLL), more than 3,000 private residential units were sold during the first three months of 1999. This was close to the 3,100 units recorded in the last quarter of 1998 and compares favorably with the normalized annual take-up of roughly 6,000-7,000 units. The performance for the first quarter of this year was all the more remarkable given the long Chinese New Year break in February. The strong take-up could be attributable to a better economic outlook, competitive sale prices and the fierce housing mortgage rate war among the local banks. This latter factor has brought first-year housing mortgage rates from around 6.5% to 4% per annum currently. Some banks have even started to offer fixed rates of around 5-5.5% for the subsequent two years. With the recent brisk sales, the number of unsold housing units has fallen to about 4,500 units from levels well in excess of 10,000. JLL's latest research indicates that average capital values of residential properties located in prime districts rose by about 2.7% to an average of S$755 per square foot (psf) (U.S. $436 psf) as at end March, while those located outside the prime districts were 3.4% higher at S$450 psf (U.S. $260 psf).

The Singapore office sector, on the other hand, has remained soft. Average prime rents and capital values fell by another 8.1% and 10.7% in the first quarter to S$5.10 psf (U.S. $2.9 psf), and S$1,250 psf (U.S. $722 psf), respectively. Prime office rents and capital values have now fallen by roughly 40% and 50%, respectively from their peaks in 1996. Current estimates suggest some 5.9 million sq. ft. of new office space will be completed over the next two years, bringing vacancy rates close to 18% in year 2000 before improving in 2001 based on present demand projections.

The Hong Kong residential market continued to experience steady take-up in the first quarter of 1999, although monthly transaction volumes have returned to a more sustainable 8,000 level. Mass residential prices, which fell 34% in 1998, have also stabilized after the fourth quarter's 11% rebound. Major developers are now planning to accelerate land premium negotiations with the government. The recent successful land premium negotiations were for sites in Discovery Bay and Kowloon Station Phase 4. With the stabilization of property prices, the Hong Kong government announced in February its intention to resume land sale for the next financial year beginning April 1999.

The Hong Kong office sector remains lackluster as supply continues to overwhelm demand. Average net effective rent in the core central area fell 48% in 1998 to around Hong Kong $40 psf (U.S. $5 psf) level. Tenants were generally reluctant to commit given the uncertainties surrounding the Asian economies. The most publicized deal was Goldman Sachs' 190,000 square feet lease at the Cheung Kong Center. For the strata-titled office sector, yields rose from 7-8% to more than 9% as concerns over a possible flood of forced sales by Chinese entities mounted.

In Japan, housing starts rose by 3.2% in February, an increase for the third straight month. Overall residential prices, however, fell 2.3% in the last quarter of 1998. Both commercial land prices and rents in the Tokyo metropolitan area remained weak, falling by around 3-4% in the last quarter. The vacancy rate for the Tokyo office market now stands at 5.4%. The ongoing global mergers and acquisitions and corporate cost cuttings have clearly lessened demand for

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LETTER TO SHAREHOLDERS
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ASIAN REAL ESTATE PORTFOLIO (CONT.)

office space. The recent demand from foreign corporations looking to expand or relocate their corporate offices has been somewhat offset by the downsizing of many Japanese corporations.

Within Australia, the Sydney office market appears to have started to soften in the face of increased supply, with a number of large tenants pulling out of advanced negotiations to lease space in new developments probably as a result of uncertainties posed by the ongoing mergers and acquisitions activities. Sydney's office vacancy rate rose to 7.7% at the end of 1998 with roughly 1.5 million sq. ft. of new supply added to the market in 1998. Another 4 million sq. ft. of new supply space is expected to come on stream in 1999 and 2000, which is likely to put further pressure on rents if demand does not recover quickly. The Sydney retail market has remained resilient, due mainly to strong consumer confidence and continued high real wage growth. Rents continued to firm, especially in prime Central Business District (CBD) locations where rents rose 10% in 1998. Vacancies in the CBD declined to 3.7% as at the end of 1998, with regional shopping malls recording even lower vacancies of 0.8%.

REAL ESTATE SECURITIES

Despite the strong advances in the last quarter of 1998, Asian real estate shares continue to perform surprisingly well in 1999, on the back of sustained low interest rates and better confidence in the prospect for an eventual economic recovery. Large cap property stocks in Singapore and Hong Kong led the rally, with some beginning to trade at premiums over their net asset values
(NAV), reflecting investor expectation of NAV growth going forward. The mid-cap companies have also joined the rally, in the process narrowing the discounts to their underlying NAVs. We notice that analysts have also started to selectively revise up company NAVs, either as a result of lower interest and capitalization rates, higher sale prices and volumes achieved on pre-sales, or savvy acquisitions leading to shareholder value enhancement. We expect these valuation levels to be sustained, and even exceeded as signs of recovery in the property markets become more visible. Office rents and capital values in Hong Kong and Singapore have adjusted substantially and are probably quite close to the bottom. As they trade at substantial discounts to NAV, the downside risk is probably quite limited.

Property trusts in Australia have significantly under-performed the Australian equity market as well as their regional property securities counterparts over the past quarter. This was a result of higher domestic bond yields, which rose from 4.7% in mid-December to as high as 5.6% in March, as well as domestic general equity investors switching out of defensive sectors into cyclical sectors driven by higher global and domestic growth expectations. Although the property trusts continue to offer secure earnings and high yield premium relative to bonds, they seem unlikely to outperform in the regional context over the medium term, given their relatively rich valuations (Price/NAV premium).

The reason for Japanese real estate shares' strong recovery during the quarter was due primarily to lower Japanese bond yields and an improved economic outlook. The central bank's commitment to keep long-term bond yields low and its willingness to tolerate a weaker yen will probably reduce the downside risk for the Japanese economy, which is critical to ensure healthy real estate demand. We continue to hold the view that listed Japanese real estate securities represent a geared play on the eventual recovery of the Japanese real estate market, but it is probably premature to expect sustained strong share price performance in the absence of a visible pick-up in economic activity.

Kiat Seng Seah
PORTFOLIO MANAGER

April 1999

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Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
--------------------------------------------------------------------------

COMMON STOCKS (95.3%)
  AUSTRALIA (8.2%)
      40,000    Armstrong Jones Retail Fund......................  $    22
      28,000    Centro Properties Group..........................       49
      61,000    IPOH Ltd.........................................       83
      12,000    Westfield Holdings Ltd...........................       81
      26,000    Westfield Trust..................................       56
                                                                   -------
                                                                       291
                                                                   -------
  HONG KONG (40.0%)
      39,000    Cheung Kong Holdings Ltd.........................      297
     290,000    China Resources Beijing Land.....................       48
     880,000    Far East Hotels & Entertainment Ltd..............       80
      26,000    Henderson Land Development Co., Ltd..............      127
     288,400    HKR International Ltd............................      178
     240,000    Hopson Development Holdings Ltd..................       25
      50,000    New Asia Realty & Trust Co., Class A.............       42
      87,000    New World Development Co., Ltd...................      171
     270,000    Regal Hotel International Ltd....................       26
     270,000    Shun Tak Holdings Ltd............................       52
      41,000    Sun Hung Kai Properties Ltd......................      307
      15,000    Swire Pacific Ltd., Class A......................       70
                                                                   -------
                                                                     1,423
                                                                   -------
  JAPAN (20.1%)
      10,000    Daibiru Corp.....................................       75
      31,000    Mitsubishi Estate Co., Ltd.......................      316
      24,000    Mitsui Fudosan Co., Ltd..........................      216
      29,000    Sumitomo Realty & Development Co., Ltd...........      110
                                                                   -------
                                                                       717
                                                                   -------
  PHILIPPINES (4.3%)
     279,400    Ayala Land, Inc., Class B........................       81
     370,000    Filinvest Land, Inc..............................       31
     200,000    SM Prime Holdings, Inc...........................       41
                                                                   -------
                                                                       153
                                                                   -------
  SINGAPORE (17.4%)
      47,000    City Developments Ltd............................      245
      54,000    DBS Land Ltd.....................................       80
      30,000    Keppel Land Ltd..................................       35
      59,000    Marco Polo Developments Ltd......................       74
      40,000    United Industrial Corp., Ltd.....................       21
      50,000    United Overseas Land Ltd.........................       34
     159,000    Wing Tai Holdings Ltd............................      129
                                                                   -------
                                                                       618
                                                                   -------
  TAIWAN (1.7%)
     110,000    Delpha Construction Co., Ltd.....................       61
                                                                   -------


                                                                    VALUE
   SHARES                                                           (000)
--------------------------------------------------------------------------

  THAILAND (3.6%)
     177,000    MBK Properties and Development PCL...............  $    92
       8,900    Oriental Hotel (Thailand) PCL....................       38
                                                                   -------
                                                                       130
                                                                   -------
TOTAL COMMON STOCKS (Cost $2,907)................................    3,393
                                                                   -------

    FACE
   AMOUNT
   (000)
------------

CONVERTIBLE DEBENTURE (3.6%)
  SINGAPORE (3.6%)
$        170    Wing Tai Holdings Ltd., 1.50% 7/15/02 (Cost
                  $92)...........................................      129
                                                                   -------
TOTAL FOREIGN SECURITIES (98.9%) (Cost $2,999)...................    3,522
                                                                   -------
FOREIGN CURRENCY (0.9%)
  AUD  7,261    Australian Dollar................................        4
  HKD 21,591    Hong Kong Dollar.................................        3
 PHP  10,800    Philippines Peso.................................       --
 TWD 850,890    Taiwan Dollar....................................       26
                                                                   -------
TOTAL FOREIGN CURRENCY (Cost $34)................................       33
                                                                   -------
TOTAL INVESTMENTS (99.8%) (Cost $3,033)..........................    3,555
                                                                   -------

OTHER ASSETS AND LIABILITIES (0.2%)
  Other Assets..................................................        57
  Liabilities...................................................       (51)
                                                                  --------
                                                                         6
                                                                  --------
NET ASSETS (100%)...............................................  $  3,561
                                                                  --------
                                                                  --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $2,773
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 399,895 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $6.93
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................       $788
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 113,156 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $6.96
                                                                ---------
                                                                ---------

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)
-----------------------------------------

                                                         TOTAL RETURNS(2)
                                             -----------------------------------------
                                                                              AVERAGE
                                                                 AVERAGE      ANNUAL
                                                        ONE       ANNUAL       SINCE
                                              YTD      YEAR     FIVE YEARS   INCEPTION
                                             ------   -------   ----------   ---------
PORTFOLIO -- CLASS A.......................  11.62%   -23.05%     -5.30%       5.12%
PORTFOLIO -- CLASS B.......................  11.61    -23.23        N/A       -2.89
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX --
CLASS A....................................   8.86    -20.06      -5.42        3.88
MSCI EMERGING MARKETS FREE INDEX -- CLASS
A..........................................  12.44    -20.95      -5.34        4.88
IFC GLOBAL TOTAL RETURN COMPOSITE INDEX --
CLASS B....................................   8.86    -20.06       N/A        -7.32
MSCI EMERGING MARKETS FREE INDEX -- CLASS
B..........................................  12.44    -20.95       N/A        -7.73

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends). The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. (includes dividends)

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1999, the Portfolio had a total return of 11.62% for the Class A shares and 11.61% for the Class B shares compared to 8.86% for the IFC Global Total Return Composite Index (the "IFC Index") and 12.44% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -23.05% for the Class A shares and -23.23% for the Class B shares compared to -20.06% for the IFC Index and -20.95% for the MSCI Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was -5.30% compared to -5.42% for the IFC Index and -5.34% for the MSCI Index. From inception on September 25, 1992 through March 31, 1999, the average annual total return for Class A shares was 5.12% compared to 3.88% for the IFC Index and 4.88% for the MSCI Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was -2.89% compared to -7.32% for the IFC Index and -7.73% for the MSCI Index.

After two consecutive positive quarters in the Emerging Markets Equity asset class, is it still too early to declare the end of the emerging markets bear market? Events this past quarter suggest that we could be entering a turnaround phase. The major event which took place this quarter was the devaluation of the Brazilian currency, the real, thus removing the "Sword of Damocles" that had hung over this market for months. The truly amazing feature of the devaluation was not that it occurred, but that the real lost roughly 30% in value and the Brazilian equity market finished the quarter in positive territory in US dollars. Before delving into the particulars of Brazil, however, we would like to first review the major events which took place in the first quarter in the Emerging Markets:

-  Brazil's currency devalued roughly 30% against the U.S. dollar.

- Turkish authorities captured Kurdish terrorist Abdullah Ocalan, boosting the political fortunes of the existing government and sentiment in that market.

- On the back of a Euro-area economic slow down, current account and fiscal deficit deterioration caused currency weakness and significant equity market underperformance in Eastern Europe (Czech Republic, Hungary, Poland), effectively stripping them of their "safe haven" status.

- Lack of hyperinflation and the strong oil price recovery propelled Russia to the rank of top performing emerging market in the first quarter.

- A market-friendly budget in India boosted sentiment in that market as it posted strong gains for the quarter.

- The strong price of oil, robust U.S. economy, and lack of meltdown in Brazil allowed Mexico to differentiate itself from the rest of Latin America and stage a dramatic recovery from last year's anemic performance.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

The devaluation of the real has removed one of the last remaining identifiable risks in the asset class, and the market action in the wake of this devaluation has been quite encouraging. As previously mentioned, despite a 30% decline in the value of the currency vis-a-vis the U.S. dollar (USD), Brazil ended the quarter in positive territory in USD and was up 36.8% in the month of March. While the devaluation was uncontrolled, the surprise selection of ex-Soros fund manager Arminio Fraga to head Brazil's Central Bank injected a much needed boost of confidence precisely when the currency markets were on the verge of spiraling out of control. Although there were tense moments in the quarter, and the country is by no means out of the woods, the trends evolving by quarter's end point to a more stable outlook for the country for the balance of the year.

PORTFOLIO REVIEW AND OUTLOOK

Our stock selection and allocation decisions in Brazil had the single largest positive impact on performance. Specifically, underweighting Brazil going into the devaluation and then quickly moving to a neutral weight after the devaluation was favorable for performance. Additionally, our holdings, largely in the telecommunications sector, did well. Other contributors to performance included our underweight positions in Colombia (- 14.2%) and Venezuela (-13.3%) as well as strong stock selection in Mexico, India, South Korea, and Thailand.

The Latin American region performed well during the quarter, rising 12.9% in U.S. dollars. The most notable market event throughout all the emerging markets was the devaluation of the Brazilian currency, the real. The currency plunged 40% in January, then retraced some of its decline to end the quarter down 30%. Most emerging markets investors anticipated the devaluation, but few, if any, expected the Brazilian equity market to recover so quickly. By quarter-end, the equity market had gained 5.5% in US dollars. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment.

As mentioned above, over the course of the quarter, we added to our Brazilian holdings and are now overweight relative to the MSCI Index. Our cautious optimism is based on several points; interest rates are declining, foreign banks are largely rolling over their loans to Brazilian borrowers, the central bank is running a tight monetary policy, and inflation seems under control. Within Brazil, we are focusing on the telecommunications industry which offers strong management, high pent-up demand, and room for cost efficiencies.

Mexico was the best performing Latin market, gaining 28.7% in U.S. dollar terms. Its market has been supported by falling interest rates, attractive corporate earnings, and continued strong U.S. economic growth. Also buoying the market has been Mexico's ability to differentiate itself from other Latin markets, specifically Brazil. Markets within regions are typically highly correlated during times of crisis, but Mexico was able to de-couple from Brazil. As a result of Mexico's positive corporate and macroeconomic fundamentals, investors have deemed it the "safe haven" within the region, further bolstering the market. Given Mexico's favorable macro and micro scenario, we added to our position in the beginning of the quarter, and later trimmed as the market continued to climb higher. By quarter-end, we were market weight, focusing on consumer-related industries, such as telecommunications, beverages, retailing, and health and personal care.

Asia gained 11.1% in the first quarter led by India, which rose 26.4%. The government's announcement of a better-than-expected budget spurred the Indian market. Our stock holdings fared well, and we trimmed some positions as the market rallied. We are currently at neutral weight as we continue to find many attractive stock opportunities. We are less compelled by the macro story, as there are little signs of any improvement with respect to its economic fundamentals. Our Indian portfolio is tilted towards technology-based stocks, such as Infosys, a $3 billion market capitalization computer software company.

Taiwan's market rose 11.6% in the first quarter owing to a financial sector reform package announced by the government. We are impressed with Taiwanese companies as they offer strong management and excellent earnings growth potential. We added to our Taiwanese positions during the quarter and are now modestly overweight the MSCI Index. As in India, we are focusing on the technology sector. For example, Taiwan Semiconductor is a leader in making integrated circuits for other companies. It is expected to benefit from both a cyclical upturn in semiconductors and a long-term trend towards outsourcing various computer components.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

Our favorite Asian market is South Korea, where we are overweight the MSCI Index owing to both strong macro and micro fundamentals. The Korean government has come a long way over the past year to improve its economic condition. During the quarter, the Korean government focused on improving the non-performing loan situation in its banking sector. Over $50 billion has been budgeted to recapitalize its banks and to purchase non-performing loans. Also beneficial has been the decline in interest rates which has encouraged retail investors and institutions to switch from fixed income to equity investments. We also expect to see a continuation of corporate restructuring. We have significant weightings in Samsung Electronics and also within the telecommunications industry. Samsung Electronics is a leading semiconductor, electronics, and telecommunications equipment manufacturer. The company is positioned to benefit from a cyclical upturn in semiconductor demand as well as its own corporate restructuring.

Emerging Europe and the Middle East gained 14.3% in the first quarter. Russia and Turkey were the star performers, each gaining more than 50%. We are market weight Russia, as we believe it is un-wise to underweight such a volatile, "low valuation" country. Most recently, the market has been driven by positive developments in IMF negotiations and oil price increases.

We added to and are now overweight Turkey as its political, economic, and interest rate scenario begins to improve. The capture of Kurdish leader Abdullah Ocalan could be very positive as it increases the likelihood that a reform-minded coalition will be victorious in the April elections. The World Bank and IMF have indicated they will provide financial support to Turkey contingent on the implementation of various reforms (banking, social security, and agricultural subsidies). In Turkey, our largest weighting is in the banking industry as we expect interest rates to trend lower.

Hungary (-15.2%) and Poland (+2.3%) were market laggards during the quarter. We trimmed both markets due to their deteriorating macro environment. Both countries have widening current account deficits, which puts pressure on their currencies and may prevent the central banks from lowering interest rates. We are now at neutral weight in Hungary, but have maintained an overweight position in Poland.

We have also trimmed Greece and are now underweight the market. Having returned more than 80% in 1998 and 9.2% year-to-date, we have looked to Greece as a source of cash. Greece has recently experienced some weakness given its role in the handover of Ocalan to Turkey and the Kosovo crisis. Longer-term, we remain positive on Greece as its market will be bolstered by its future induction into the (EMU).

Israel, a market we are overweight, has performed well gaining 16.4% during the quarter. The market was fuelled by a recent IMF report which forecasted better economic and inflation figures. Israel is another market offering outstanding technology-based companies with solid management and strong earnings growth potential.

South Africa rose 13.1% in the first quarter responding favorably to interest rate cuts. We expect continued market strength on the back of further rate cuts and a benign upcoming election. We added to our South African weighting, though we maintain an underweight position. We have significant exposure to the financial services industry given our interest rate call and to the beverage industry as disposable income is expected to rise. One of our large holdings, South African Breweries, is a world class brewing operation with exposure to several emerging markets. The company has excellent management and is attractively valued relative to its emerging markets and global peers.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

COMMON STOCKS (UNLESS OTHERWISE NOTED) (96.3%)
  ARGENTINA (2.0%)
              6    Acindar, Class B.................................  $      --
        354,268    Telecom Argentina ADR............................      9,720
        108,019    Telefonica de Argentina ADR......................      3,268
        135,238    YPF ADR..........................................      4,268
                                                                      ---------
                                                                         17,256
                                                                      ---------
  BRAZIL (12.0%)
     73,602,000    Banco Bradesco (Preferred).......................        395
    295,998,880    Banco Nacional (Preferred).......................          9
      5,229,313    Brahma (Preferred)...............................      2,461
    207,330,066    CEMIG (Preferred)................................      4,636
        173,325    CEMIG ADR (Preferred)............................      3,856
     (e)103,238    CEMIG ADR (Preferred)............................      2,297
         98,865    Coteminas ADR....................................        291
     12,714,900    Coteminas........................................        719
        247,512    CRT (Preferred)..................................         75
        569,337    CRT RFD (Preferred)..............................        173
     33,059,644    CRT (Preferred)..................................     10,024
          3,665    CVRD, Class A (Preferred)........................         54
        171,164    CVRD ADR (Preferred).............................      2,503
     98,021,210    Embratel (Preferred).............................      1,647
         66,192    Embratel ADR.....................................      1,105
    119,019,000    Lojas Arapua (Preferred).........................         --
        120,830    Lojas Arapua GDR (Preferred).....................         --
     39,236,000    Pao de Acucar (Preferred)........................        579
         26,429    Pao de Acucar ADR................................        386
     65,121,000    Petrobras (Preferred)............................      9,037
         42,860    Petrobras ADR (Preferred)........................        597
     35,423,000    Renner Participacoes (Preferred).................         26
    122,109,610    Telebras (Preferred).............................         21
        284,574    Telebras ADR (Preferred).........................     22,944
    363,515,510    Tele Celular Sul (Preferred).....................        729
         18,400    Tele Celular Sul.................................        352
         29,711    Tele Centro Sul..................................      1,372
    317,814,610    Tele Centro Sul (Preferred)......................      2,963
    168,257,700    Telecom Brasil (Preferred).......................     13,657
              1    Telecomunicacoes de Sao Paulo....................         --
    442,516,610    Tele Leste Celular (Preferred)...................        294
         11,175    Telemig Celular..................................        293
    386,812,716    Telemig Celular (Preferred)......................        521
    253,287,610    Tele Nordeste Celular (Preferred)................        275
          8,975    Tele Nordeste Celular............................        200
     92,670,610    Tele Norte Celular (Preferred)...................         56
    122,109,610    Tele Norte Leste (Preferred).....................      1,865
         93,088    Tele Norte Leste (ADR)...........................      1,431
     20,876,000    Telerj Celular, Class B..........................        353
    227,910,610    Telesp Celular (Preferred).......................      1,900
         20,546    Telesp Celular...................................        430
     85,101,399    Telesp Celular, Class B..........................      3,176
     44,515,610    Telesp (Preferred)...............................        932
    337,684,610    Tele Sudeste Celular (Preferred).................      1,378
          4,165    Tele Sudeste Celular.............................         84


                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

        469,340    Unibanco GDR (Preferred).........................  $   9,035
        318,900    Usiminas (Preferred).............................        545
         62,535    Usinas Siderurgicas de Minas Gerais S.A..........        106
                                                                      ---------
                                                                        105,782
                                                                      ---------
  CHILE (1.1%)
        106,800    CCU ADR..........................................      2,330
        125,265    Endesa ADR.......................................      1,761
        186,545    Enersis ADR......................................      5,002
         67,086    Santa Isabel ADR.................................        587
                                                                      ---------
                                                                          9,680
                                                                      ---------
  CHINA (0.8%)
        133,010    Huaneng Power International, Inc. ADR............      1,322
        235,136    Yanzhou Coal Mining Co., Ltd. ADR................      1,866
      4,887,000    Zhejiang Expressway Co., Ltd., Class H...........        832
     15,463,000    Zhenhai Refining & Chemical Co., Ltd., Class H...      2,674
                                                                      ---------
                                                                          6,694
                                                                      ---------
  CZECH REPUBLIC (0.7%)
        140,440    SPT Telecom a.s..................................      1,812
        338,339    SPT Telecom a.s. GDR.............................      4,532
                                                                      ---------
                                                                          6,344
                                                                      ---------
  EGYPT (0.8%)
         53,084    Al-Ahram Beverages Co............................      1,639
          5,160    Al-Ahram Beverages Co. GDR.......................        159
             54    Ameriyah Cement Co...............................          1
            346    Commercial International Bank....................          4
        106,838    Eastern Tobacco..................................      3,028
         22,500    Egypt Gas Co.....................................      1,491
            450    Egyptian Finance & Industrial....................          7
             25    Helwan Cement....................................         --
         37,981    Industrial & Engineering.........................        497
          4,975    North Cairo Flour Mills Co.......................         76
          4,310    Paints & Chemical Industry GDR...................         27
                                                                      ---------
                                                                          6,929
                                                                      ---------
  GREECE (5.9%)
         52,740    Alpha Credit Bank................................      3,512
          8,275    Commercial Bank Of Greece........................      1,296
          9,410    Ergo Bank........................................        706
         51,860    Hellenic Bottling Co.............................      1,543
        899,388    Hellenic Telecommunication Organization (OTE)....     21,889
      1,078,103    Hellenic Telecommunication Organization (OTE)
                     ADR............................................     12,600
        154,650    National Bank of Greece..........................     10,493
                                                                      ---------
                                                                         52,039
                                                                      ---------

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------
  HUNGARY (1.1%)
        147,065    Magyar Tavkozlesi Rt.............................  $     784
         49,516    Matav Rt.........................................      1,325
        140,645    Matav Rt. ADR....................................      3,762
         69,436    MOL Magyar Olaj-es Gazipari Rt. GDR
                     (Registered)...................................      1,423
         52,235    OTP Bank Rt......................................      2,026
                                                                      ---------
                                                                          9,320
                                                                      ---------
  INDIA (9.3%)
          5,650    Apollo Tyres Ltd.................................          7
         41,000    Aptech Ltd.......................................        912
            433    Associated Cement Cos., Ltd......................         15
      1,449,800    Bharat Heavy Electricals Ltd.....................      8,116
        990,300    Container Corp. of India Ltd.....................      4,106
        167,000    Digital Equipment (India) Ltd....................      1,531
          1,900    Federal Bank Ltd.................................          2
        191,700    Gujarat Ambuja Cements Ltd.......................      1,356
        113,850    HCL Infosystems Ltd..............................      1,680
             63    Hero Honda Motors Ltd............................          1
        410,711    Hero Honda Motors Ltd............................      8,473
         83,050    Hindustan Lever Ltd..............................      4,432
          1,000    Hindustan Lever Ltd..............................         53
         27,995    Housing Development Finance Corp., Ltd...........      1,505
         32,377    Housing Development Finance Corp., Ltd...........      1,740
       (g)4,900    India Magnum Fund Ltd., (The) Class A............        159
        176,200    Infosys Technology Ltd...........................     12,148
        196,449    ITC Ltd..........................................      4,459
          1,547    Larsen & Toubro Ltd..............................          9
        368,400    Mahanagar Telephone Nigam Ltd....................      1,534
  (g)42,697,100    Morgan Stanley Growth Fund.......................      7,296
         70,381    MRF Ltd., Class B................................      3,215
          9,000    NIIT Ltd.........................................        398
         86,550    NIIT Ltd.........................................      3,825
        220,000    Saytam Computer Services Ltd.....................      8,411
         45,000    Sri Venkatesa Mills Ltd..........................          6
            550    State Bank of India..............................          3
          2,608    Sudarshan Chemical Industries Ltd................          3
        495,000    Tata Engineering & Locomotive Co., Ltd...........      1,974
        197,700    Tata Engineering & Locomotive Co., Ltd...........        788
        149,000    Zee Telefilms Ltd................................      3,466
                                                                      ---------
                                                                         81,623
                                                                      ---------
  INDONESIA (1.3%)
      5,008,641    Gudang Garam.....................................      6,673
     13,249,055    Indah Kiat Pulp & Paper Corp. (Foreign)..........      3,753
        931,600    Semen Gresik.....................................      1,061
                                                                      ---------
                                                                         11,487
                                                                      ---------


                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

  ISRAEL (4.5%)
        794,800    Bank Hapoalim Ltd. (Registered)..................  $   1,867
      1,134,000    Bank Leumi Le-Israel.............................      2,013
         46,230    Converse Technology, Inc.........................      3,929
        216,300    Dor Energy 1988 Limited..........................        714
        189,574    ECI Telecommunications Ltd.......................      6,635
         79,140    Gilat Satellite Networks Ltd.....................      4,748
         78,345    Koor Industries Ltd..............................      8,308
         87,526    NICE-Systems Ltd. ADR............................      2,582
         17,875    NICE-Systems Ltd.................................        530
         86,770    Orbotech Ltd.....................................      4,263
         28,020    Orckit Communications Ltd........................        585
         62,295    Teva Pharmaceutical Industries Ltd. ADR..........      2,955
                                                                      ---------
                                                                         39,129
                                                                      ---------
  KOREA (12.9%)
        115,200    Hankuk Glass Industry Co., Ltd...................      2,253
        392,240    Housing & Commercial Bank........................      7,832
        136,700    Korea Electric Power Corp........................      3,298
        876,810    Korea Electric Power Corp. ADR...................     11,125
        450,640    Korea Telecom Corp...............................     17,799
        147,183    Pohang Iron & Steel Co., Ltd.....................      9,271
          1,158    S1 Corp..........................................        219
        195,929    Samsung Electro-Mechanics Co.....................      4,487
        593,382    Samsung Electronics Co...........................     45,943
         21,364    Samsung Electronics Co. GDR......................        830
         11,231    SK Telecom Co., Ltd..............................     10,114
                                                                      ---------
                                                                        113,171
                                                                      ---------
  MALAYSIA (1.0%)
         36,000    Kuala Lumpur Kepong Bhd..........................         45
        527,000    Nestle (Malaysia) Bhd............................      1,845
        656,000    Rothmans of Pall Mall (Malaysia) Bhd.............      3,884
      1,371,000    Telekom Malaysia Bhd.............................      2,760
                                                                      ---------
                                                                          8,534
                                                                      ---------
  MEXICO (12.0%)
        349,359    Alfa, Class A....................................      1,061
      1,417,139    Banacci, Class B.................................      3,068
        966,103    Banacci, Class L.................................      1,939
      1,080,901    Bancomer, Class B................................        370
        277,930    Bancomer, Class C ADR............................      1,911
        664,209    Carso, Class A1..................................      2,730
        356,165    Cemex CPO........................................      1,454
        919,867    Cemex CPO ADR....................................      7,474
        307,336    Cemex, Class B...................................      1,290
        431,157    Cemex, Class B ADR...............................      3,611
      1,454,796    Cifra, Class C...................................      2,248
        684,283    Cifra, Class V...................................      1,074
        202,768    Cifra, Class V ADR...............................      3,138
        318,773    Fomento Economico Mexicano ADR...................      9,862
      1,833,247    Kimberly-Clark, Class A..........................      6,907

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

  MEXICO (CONT.)

        834,035    Televisa CPO GDR.................................  $  26,168
        470,273    Telmex, Class L ADR..............................     30,803
                                                                      ---------
                                                                        105,108
                                                                      ---------
  PAKISTAN (1.0%)
             33    Crescent Textile Mills Ltd.......................         --
             50    D.G. Khan Cement Ltd.............................         --
      4,626,500    Fauji Fertilizer Co., Ltd........................      4,949
        384,600    Hub Power Co.....................................        121
      1,503,198    Pakistan State Oil Co., Ltd......................      2,449
        430,900    Pakistan Telecommunications Corp., Class A.......        154
      5,627,702    Sui Northern Gas.................................      1,057
                                                                      ---------
                                                                          8,730
                                                                      ---------
  PERU (0.0%)
             49    Cementos Lima....................................         --
                                                                      ---------
  PHILIPPINES (1.0%)
        780,620    Manila Electric Co., Class B.....................      2,579
      2,155,910    San Miguel Corp., Class B........................      3,588
     13,876,500    SM Prime Holdings, Inc...........................      2,865
                                                                      ---------
                                                                          9,032
                                                                      ---------
  POLAND (2.2%)
         43,191    Bank Polska Kasa Opieki Grupa Pekao..............        449
            828    Bank Slaski......................................         35
         74,200    BIG Bank Gdanski.................................        133
         33,400    Eastbridge N.V...................................      2,246
        369,838    Elektrim.........................................      3,934
         30,688    Powszechny Bank Kredytowy........................        522
        111,002    Prokom Software GDR..............................      1,881
      1,774,105    Telekomunikacja Polska GDR.......................      9,625
        112,788    Wielkopolski Bank Kredytowy......................        621
                                                                      ---------
                                                                         19,446
                                                                      ---------
  RUSSIA (1.4%)
        592,359    Alliance Cellulose Ltd...........................        911
         77,600    AO Tatneft ADR...................................        213
         88,970    Lukoil Holding ADR...............................      2,569
     37,259,635    Mustcom..........................................      4,087
         31,300    RAO Unified Energy Systems GDR...................        155
         39,300    Rostelecom (ADR).................................        184
        317,851    Russian Telecom Development Corp.................        735
            990    Storyfirst Communications, Inc., Class C.........        239
          2,640    Storyfirst Communications, Inc., Class D.........        638
          3,250    Storyfirst Communications, Inc., Class E.........        785
          1,331    Storyfirst Communications, Inc., Class F.........        643

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

        155,900    Surgutneftgaz ADR................................  $     994
         35,900    Vimpel-Communications ADR........................        556
                                                                      ---------
                                                                         12,709
                                                                      ---------
  SINGAPORE (0.0%)
        431,000    Want Want Holdings Ltd...........................        435
                                                                      ---------
  SOUTH AFRICA (8.0%)
      1,042,790    ABSA Group Ltd...................................      4,990
          2,020    Anglo American Corp..............................         70
         99,720    Anglo American Corporation of South Africa,
                     Ltd............................................      3,462
        898,941    Bidvest Group Ltd................................      7,364
      7,565,177    BOE Corp., Ltd., Class N.........................      5,522
        977,509    BOE Ltd..........................................        872
         96,840    De Beers Centenary AG............................      1,869
         48,070    De Beers Consolidated Mines ADR..................        910
         39,960    Dimension Data Holdings Ltd......................        178
        828,650    Ellerine Holdings Ltd............................      3,286
      6,068,930    FirstRand Ltd....................................      5,818
        212,405    Liberty Life Association of Africa Ltd...........      2,632
        278,958    Nedcor Ltd.......................................      6,226
      3,426,570    New Africa Investments Ltd., Class N.............      1,973
        223,950    Persetel Holdings Ltd............................      1,747
         16,120    Primedia Ltd., Class N...........................         31
        606,000    Rembrandt Group Ltd..............................      4,355
        340,400    South African Breweries Ltd......................      2,954
      1,657,710    South African Breweries Ltd......................     14,582
      1,372,254    The Education Investment Corp., Ltd..............      1,670
                                                                      ---------
                                                                         70,511
                                                                      ---------
  TAIWAN (11.1%)
      1,240,000    Acer, Inc........................................      1,650
      1,614,000    Advanced Semiconductor Engineering, Inc..........      3,798
      1,481,750    Asustek Computer, Inc............................     12,518
      2,259,000    Bank Sinopac.....................................      1,240
        742,693    Compal Electronics, Inc..........................      1,950
        162,000    Compeq Manufacturing Co., Ltd....................        772
      4,992,000    Far East Textile Ltd.............................      4,910
      1,577,000    First Commercial Bank............................      2,593
      1,054,000    Formosa Plastics Corp............................      1,733
      2,783,000    Hon Hai Precision Industry.......................     14,861
      1,732,000    Hua Nan Commercial Bank..........................      2,979
        798,000    International Commercial Bank of China...........        929
      1,274,000    Nan Ya Plastics Corp.............................      1,872
        566,000    President Chain Store Corp.......................      1,750
        102,000    Quanta Computer Inc..............................      1,723
              1    Shinkong Synthetic Fiber.........................         --
      2,461,072    Siliconware Precision Industries Co..............      5,012
      1,438,000    Taishin International Bank.......................        811
      5,027,000    Taiwan Semiconductor Manufacturing Co............     15,773

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------

  TAIWAN (CONT.)

        554,031    Taiwan Semiconductor Manufacturing Co. ADR.......  $  13,089
      3,403,000    United Micro Electronics Corp., Ltd..............      5,904
         43,550    Winbond Electronics Corp.........................      1,276
                                                                      ---------
                                                                         97,143
                                                                      ---------
  THAILAND (2.3%)
      1,103,950    Advanced Information Services PCL (Foreign)......      7,996
        716,300    BEC World PCL (Foreign)..........................      3,471
        448,350    Delta Electronics (Thailand) PCL (Foreign).......      1,970
      1,631,800    Shinawatra Computer Co. PCL (Foreign)............      4,258
        689,900    Siam Cement PCL (Foreign)........................      2,333
                                                                      ---------
                                                                         20,028
                                                                      ---------
  TURKEY (3.7%)
         73,090    Akbank T.A.S.....................................      4,167
    153,692,000    Dogan Sirketler Grubu Holding....................      1,380
     31,243,100    Ege Biracilik....................................      3,265
     69,192,932    Erciyas Biracilik................................      1,725
     14,312,000    Garanti Bankasi A.S..............................        595
      8,679,000    Koc Holding A.S..................................      1,082
      1,153,000    Migros (Registered)..............................      1,514
     22,801,000    Tupras-Turkiye Petrol Rafinerileri A.S...........      1,620
     84,463,000    Turkiye Is Bankasi, Class C......................      3,679
     42,354,601    Vestel Elektronik Sanayi Ve Ticaret A.S..........      4,031
    522,796,664    Yapi Ve Kredi Bankasi A.S........................      9,670
                                                                      ---------
                                                                         32,728
                                                                      ---------
  ZIMBABWE (0.1%)
        867,999    Delta Corp. Ltd..................................        221
        917,040    Meikles Africa Ltd. ADR..........................        734
                                                                      ---------
                                                                            955
                                                                      ---------
  OTHER (0.1%)
     (g)100,130    Morgan Stanley Africa Investment Fund, Inc.......        939
                                                                      ---------
TOTAL COMMON STOCKS (Cost $899,504).................................    845,752
                                                                      ---------
PREFERRED STOCKS (0.0%)
  COLOMBIA (0.0%)
        103,207    Bancolombia (Cost $617)..........................        123
                                                                      ---------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  THAILAND (0.0%)
      1,020,633    Siam Commercial Bank PCL (Foreign) (Cost $0).....         --
                                                                      ---------

    NO. OF                                                              VALUE
     UNITS                                                              (000)
-------------------------------------------------------------------------------

UNITS (1.4%)
  MEXICO (1.3%)
      3,796,449    Fomento Economico Mexicano.......................  $  11,611
                                                                      ---------
  RUSSIA (0.1%)
          1,637    Storyfirst Communications, Inc., First Section,
                     Tranche I, 25.00%, 3/31/99.....................        395
             96    Storyfirst Communications, Inc., Second Section,
                     Tranche I, 25.00%, 3/31/99.....................         23
            421    Storyfirst Communications, Inc., Tranche II,
                     26.00%, 3/31/99................................        102
            562    Storyfirst Communications, Inc., Tranche IV,
                     28.00%, 3/31/99................................        136
            654    Storyfirst Communications, Inc., Tranche V,
                     29.00%, 3/31/99................................        158
            550    Storyfirst Convertible Bond, Tranche VI, 30.00%,
                     3/31/99........................................        133
                                                                      ---------
                                                                            947
                                                                      ---------
TOTAL UNITS (Cost $12,120)..........................................     12,558
                                                                      ---------

     FACE
    AMOUNT
     (000)
---------------

FIXED INCOME SECURITIES (0.4%)
  RUSSIA (0.4%)
         21,883    Svyaz Finance, 17.00%, 8/11/99 (Cost $21,883)....      3,326
                                                                      ---------
CONVERTIBLE DEBENTURES (0.0%)
  INDIA (0.0%)
  INR       336    DCM Shriram Industries Ltd., 7.50%, 2/12/02 (Cost
                     $473)..........................................        138
                                                                      ---------
NON-CONVERTIBLE DEBENTURES (0.2%)
  INDIA (0.2%)
            341    DCM Shriram Industries Ltd., (Floating Rate),
                     9.90%, 2/21/02.................................        187
            700    Saurashtra Cement & Chemicals Ltd., 18.00%,
                     11/27/98.......................................      1,541
                                                                      ---------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,864)......................      1,728
                                                                      ---------
TOTAL FOREIGN SECURITIES (98.3%) (Cost $937,461)....................    863,625
                                                                      ---------

SHORT-TERM INVESTMENTS (0.1%)
  REPURCHASE AGREEMENT (0.1%)
            797    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                     4/01/99, to be repurchased at $797,
                     collateralized by U.S. Treasury Bonds, 6.625%,
                     due 2/15/27, valued at $803 (Cost $797)........        797
                                                                      ---------
FOREIGN CURRENCY (2.2%)
  BRL       468    Brazilian Real...................................        273
  INR    33,718    Indian Rupee.....................................        795
 IDR    487,497    Indonesian Rupiah................................         56

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                              VALUE
     (000)                                                              (000)
-------------------------------------------------------------------------------

FOREIGN CURRENCY (CONT.)

  MYR    62,931    Malaysian Ringgit................................  $  16,561
  MXP     4,737    Mexican Peso.....................................        498
  PHP    14,066    Philippine Peso..................................        363
   KRW   35,709    South Korean Won.................................         29
  LKR         2    Sri Lankan Rupee.................................         --
   TWD   14,795    Taiwan Dollar....................................        446
 TRL 12,132,646    Turkish Lira.....................................         32
   ZWD    3,455    Zimbabwe Dollars.................................         91
                                                                      ---------
TOTAL FOREIGN CURRENCY (Cost $16,519)...............................     19,144
                                                                      ---------
TOTAL INVESTMENTS (100.6%) (Cost $954,777)..........................    883,566
                                                                      ---------

OTHER ASSETS AND LIABILITIES (-0.6%)
  Other Assets.......................................................    63,532
  Liabilities........................................................   (68,967)
                                                                       --------
                                                                         (5,435)
                                                                       --------
NET ASSETS (100%)....................................................  $878,131
                                                                       --------
                                                                       --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $870,673
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 81,655,315 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $10.66
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $7,458
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 699,120 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)................     $10.67
                                                                ---------
                                                                ---------

------------------------------------------------------------

(e)   --  144A Security -- Certain conditions for public sale may exist
(g)   --  The fund is advised by an affiliate
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 1999.
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
-----------------------------------------

                                           TOTAL RETURNS(2)
                          --------------------------------------------------
                                                                  AVERAGE
                                                    AVERAGE        ANNUAL
                                         ONE         ANNUAL        SINCE
                             YTD         YEAR      FIVE YEARS    INCEPTION
                          ----------  ----------  ------------  ------------
PORTFOLIO -- CLASS A....      -3.75%     -12.11%       11.44%        15.74%
PORTFOLIO -- CLASS B....      -3.88      -12.44          N/A         12.69
INDEX -- CLASS A........      -2.11        4.58        18.96         18.90
INDEX -- CLASS B........      -2.11        4.58          N/A         21.37

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the three months ended March 31, 1999, the Portfolio had a total return of -3.75% for the Class A shares and -3.88% for the Class B shares compared to a total return of -2.11% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -12.11% for the Class A shares and -12.44% for the Class B shares compared to 4.58% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 11.44% compared to 18.96% for the Index. From inception on April 2, 1993 through March 31, 1999, the average annual total return of Class A shares was 15.74% compared to 18.90% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 12.69% compared to 21.37% for the Index.

The Portfolio underperformed the Index in the first quarter of 1999. This was disappointing, as the Portfolio had been outperforming for the quarter to-date in early March. The Portfolio's overweighting to small and mid cap stocks constrained performance for the quarter despite contributing positively in February. As in the U.S., investors have focussed attention on the largest, most liquid stocks in the European Index. The largest 20 stocks in the Index now account for 30% of the Index by weight illustrating the degree of concentration. Growth and financial sectors now represent 67% of the European large cap universe, up from 40% at the 1980-81 interest rate peak. Valuations have risen strongly in this group, limiting our participation.

Although the Portfolio is neutral weight in banks overall, the largest banks in Europe have been heavily underweighted, in particular the U.K. banks, on valuation grounds. Zero weights in Index heavyweights such as HSBC (+29%), Barclays (+36%) and Credit Suisse (+19%) were a negative. Large declines in some of the Portfolio's smaller regional banks hurt performance, for example Sweden's Svenska Handelsbanken (-17%) and Nordbanken (-8%), Denmark's Unidanmark (-22%), and Germany's Bayer Hypo-Veriensbank (-24%, on concerns about the merged bank's real estate exposure).

The Portfolio's overweight to food & household goods (10% versus 4% in the Index) also contributed to the underperformance as the sector fell 17% in the first quarter of 1999. As prospects brightened for a rate cut in Europe, investors moved away from consumer defensive staple companies in order to add cyclical and credit sensitive exposure. Negatives

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

for the Portfolio in this sector included Sudzucker (-22%), Nestle (-17%), Reckitt & Colman (-16%) and Greencore (-24%).

The Portfolio's overweighting in machinery & engineering was another negative. Small stocks Halma (U.K., -26%) and Rauma (Finland, -16%) were notably weak in this sector. Zero weighting to Finland's Nokia (+32%), on valuation grounds, also proved a negative as the company disclosed improved results from its mobile phone business.

On a positive note, the Portfolio's underweight to insurance was rewarded as the large European insurers weakened significantly (Aegon -26%, Alliance -17%) in line with the rise in bond yields since the start of the year. The Portfolio's overweight and strong stock selection in advertising and media was a positive. WPP (+42%) rose on improved prospects for U.S. ad spending. U.K. media buyer Aegis (+50%), top London radio station Capital Radio (+14%) and Italy's dominant TV operator Mediaset (+16%) all made strong contributions in the quarter. The Portfolio's overweight to Telecom Italia (+24%) was a positive following Olivetti's hostile bid for the company in the quarter. Richemont (+18%) made a strong contribution following the announced merger of its majority owned subsidiary Rothmans International with the U.K.'s BAT in January.

The emergence over the last twelve months of a European "Nifty Fifty" phenomena, along the lines of the U.S. experience of narrowing leadership among the largest Index stocks, has been the factor most responsible for the poor relative performance of our disciplined value strategy in Europe. Europe's slowing economic growth has favored stocks with demonstrated capabilities in generating top-line sales growth or cost reduction from merger synergies. Not only has value been out of favor, but mega-cap stocks (companies with a market capitalization of over $20 billion) have beaten all other market cap segments following the liquidity boom in European equity markets.

Timing a return to favor of value investing has been dangerous. Certainly we know the valuation gap between mega-cap stocks and small/mid size stocks in Europe is at an historical high. The Portfolio has exploited this gap by overweighting quality small and mid cap stocks. But companies face real challenges in today's operating environment -- walking the tightrope of falling inflation and outright deflation. In recognition of these challenges we have been opportunistically reducing our small and mid cap exposure in the Portfolio in favor of large caps demonstrating attractive relative valuation. Mega-cap stocks offer little value. Small and mid cap stocks now represent less than 30% of the Portfolio versus an Index weight in the segment of 10%.

It is likely that macro events in the quarter have moved us closer to the point where value may start to perform better. The resignation of Oskar Lafontaine, the German Minister of Finance and stalwart of the left wing of the SPD was an important turning point for Europe. The euro-zone economy has showed further signs of slowing with very subdued inflation, dipping into near deflation in Germany. And yet the European Central Bank (ECB) was previously loathe to reduce interest rates not wishing to appear politically motivated (Lafontaine had been vociferous in his calls for rate cuts). With Lafontaine out of the way, the ECB is more likely to lower interest rates and indeed, since quarter end the ECB has announced a 0.5% cut. This may lead to a more stable outlook for the European economy which, in turn, would benefit our value discipline.

The narrow leadership currently dominating the European indices is a result of abundant liquidity and a yearning for "growth". Multiples placed on the earnings of large/mega-cap companies have risen reflecting their increased liquidity, perceived higher growth prospects and restructuring/consolidation potential. Mega-cap performance has also benefited from a sector mix shift toward growth and financial sectors which have benefited from lower interest rates. With the valuation premium of this narrow leadership currently at its widest, there is little room for disappointment from the ranks of healthcare, technology and telecommunications. We remain committed to our disciplined bottom-up value philosophy and await signs of a deterioration in the Portfolio Fundamentals currently supporting growth stocks.

Margaret Naylor
PORTFOLIO MANAGER

Alastair Anderson
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

  SHARES                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

COMMON STOCKS (93.7%)
  BELGIUM (1.1%)
         55    GB INNO AFV......................................  $       2
     39,500    GB INNO BM.......................................      1,557
                                                                  ---------
                                                                      1,559
                                                                  ---------
  DENMARK (1.0%)
     21,610    Unidanmark A/S, Class A..........................      1,478
                                                                  ---------
  FINLAND (4.3%)
     21,740    KCI Konecranes International.....................        752
     15,645    Kone Oyj, Class B................................      1,650
    404,650    Merita Ltd., Class A.............................      2,170
     49,195    Sampo Insurance Co., plc, Class A................      1,543
      1,024    The Rauma Group..................................         12
                                                                  ---------
                                                                      6,127
                                                                  ---------
  FRANCE (13.3%)
     80,300    CNP Assurances...................................      2,114
     15,820    Cie de Saint Gobain..............................      2,515
     56,400    Cie Generale des Establissements
                 Michelin, Class B (Registered).................      2,534
     16,710    Elf Aquitaine....................................      2,273
      7,790    Groupe Danone....................................      1,964
     12,330    Pernod Ricard....................................        785
     35,850    Rhone-Poulenc....................................      1,624
     37,960    Schneider........................................      2,104
     26,620    Total, Class B...................................      3,284
                                                                  ---------
                                                                     19,197
                                                                  ---------
  GERMANY (10.4%)
        500    Adidas AG........................................         45
     61,200    BASF AG..........................................      2,230
     46,540    Bayerische Vereinsbank AG........................      2,798
      4,709    Bewag Aktiengesellschaft.........................         97
     38,758    Hoechst AG.......................................      1,651
     10,777    Philipp Holzmann AG..............................      1,387
        800    Schering AG......................................         91
      4,895    Suedzucker AG....................................      1,720
     30,580    VEBA AG..........................................      1,612
      2,110    Viag AG..........................................      1,157
     31,830    Volkswagen AG....................................      2,120
                                                                  ---------
                                                                     14,908
                                                                  ---------
  IRELAND (1.4%)
     98,773    Bank of Ireland..................................      2,072
                                                                  ---------
  ITALY (7.3%)
     21,085    Banca Popolare Di Bergamo S.p.A. ................        503
    244,500    Marzotto (Gaetano) & Figli S.p.A. ...............      2,076
    209,700    Mediaset S.p.A. .................................      1,975
    285,230    Telecom Italia S.p.A. ...........................      3,035
    498,905    Telecom Italia S.p.A. (RNC)......................      2,967
                                                                  ---------
                                                                     10,556
                                                                  ---------


  SHARES                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  NETHERLANDS (5.7%)
     60,650    Akzo Nobel N.V...................................  $   2,249
     62,186    ING Groep N.V....................................      3,433
     30,300    Philips Electronics N.V..........................      2,472
                                                                  ---------
                                                                      8,154
                                                                  ---------
  NORWAY (1.4%)
    105,290    Sparebanken......................................      2,046
                                                                  ---------
  PORTUGAL (1.4%)
    100,150    Electricidade de Portugal........................      1,980
                                                                  ---------
  SPAIN (5.0%)
     60,300    Banco Bilbao Vizcaya (Registered)................        900
     48,000    Banco Santander S.A. ............................        986
     66,250    Endesa...........................................      1,675
    102,400    Iberdrola........................................      1,519
     48,303    Telefonica.......................................      2,052
                                                                  ---------
                                                                      7,132
                                                                  ---------
  SWEDEN (6.3%)
     69,800    Autoliv, Inc.....................................      2,662
    424,700    Nordbanken Holding AB............................      2,432
     98,600    Svedala Intrustri AB.............................      1,724
     62,500    Svenska Handelsbanken, Class A...................      2,181
                                                                  ---------
                                                                      8,999
                                                                  ---------
  SWITZERLAND (10.5%)
      2,925    Cie Financiere Richemont AG, Class A.............      4,873
      2,410    Holderbank Financiere Glarus AG, Class B
                 (Bearer).......................................      2,701
      2,475    Nestle (Registered)..............................      4,507
        798    Schindler Holding AG (Registered)................      1,349
      4,250    Swisscom AG......................................      1,664
        190    Union Bank of Switzerland AG (Registered)........         60
                                                                  ---------
                                                                     15,154
                                                                  ---------
  UNITED KINGDOM (24.6%)
    729,800    Aegis Group plc..................................      1,609
    170,200    Allied Domecq plc................................      1,268
    123,700    Allied Zurich plc................................      1,669

    302,718    BG plc...........................................      1,780
     85,800    BOC Group plc....................................      1,198
    136,310    Bank of Scotland.................................      1,812
    114,100    British Telecommunications plc...................      1,864
    165,010    Burmah Castrol plc...............................      2,523
    203,800    Capital Radio plc................................      2,239
    624,700    Devro plc........................................      1,443
    154,283    Diageo plc.......................................      1,735
    199,480    Great Universal Stores plc.......................      2,175
    848,000    Halma plc........................................      1,274
    234,400    Imperial Tobacco Group plc.......................      2,425
    340,900    Morgan Crucible Co...............................      1,206
    256,282    Reckitt & Colman plc.............................      2,776
    185,900    RMC Group plc....................................      2,518

--------------------------------------------------------------------------------
European Equity Portfolio

                                       32
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  SHARES                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    193,261    Royal & Sun Alliance Insurance Group plc.........  $   1,825
    239,800    WPP Group plc....................................      2,080
                                                                  ---------
                                                                     35,419
                                                                  ---------
TOTAL COMMON STOCKS (Cost $123,938).............................    134,781
                                                                  ---------
PREFERRED STOCKS (2.1%)
  GERMANY (2.1%)
      5,780    Dyckerhoff AG....................................      1,556
      4,623    Fresenius AG.....................................        915
      6,872    Henkel KGaA-Vorzug...............................        502
                                                                  ---------
TOTAL PREFERRED STOCKS (Cost $2,859)............................      2,973
                                                                  ---------
TOTAL FOREIGN SECURITIES (95.8%) (Cost $126,797)................    137,754
                                                                  ---------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEMENT (3.0%)
$     4,328    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                 4/01/99, to be repurchased at $4,329,
                 collateralized by U.S. Treasury Bonds, 7.125%
                 due 2/15/23, valued at $4,362 (Cost $4,328)....      4,328
                                                                  ---------

FOREIGN CURRENCY (0.1%)
  GBP     6    British Pound....................................         10
  DKK   243    Danish Krone.....................................         35
  EUR   117    European Monetary Unit...........................        127
                                                                  ---------
TOTAL FOREIGN CURRENCY (Cost $171)..............................        172
                                                                  ---------

                                                                VALUE
                                                                (000)
------------------------------------------------------------------------

TOTAL INVESTMENTS (98.9%) (Cost $131,296)...................  $  142,254
                                                              ----------
OTHER ASSETS AND LIABILITIES (1.1%)
  Other Assets..............................................       8,654
  Liabilities...............................................      (7,102)
                                                              ----------
                                                                   1,552
                                                              ----------
NET ASSETS (100%)...........................................  $  143,806
                                                              ----------
                                                              ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $139,939
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,233,480 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $15.16
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $3,867
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 255,578 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $15.13
                                                                ---------
                                                                ---------

------------------------------------------------------------

RNC   --  Non-Convertible Savings Shares

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                                                       European Equity Portfolio

                                       33
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

PERFORMANCE COMPARED TO THE GPR GENERAL
REAL ESTATE SECURITIES INDEX -- EUROPE(1)
-----------------------------------------

                                    TOTAL RETURNS(2)
                       ------------------------------------------
                                                 AVERAGE ANNUAL
                          YTD       ONE YEAR     SINCE INCEPTION
                       ----------  -----------  -----------------
PORTFOLIO -- CLASS
 A(3)................      -1.46%      -11.23%         -1.11%
PORTFOLIO -- CLASS
 B(3)................      -1.56       -11.37          -1.30
INDEX................       1.07       -11.02           0.46

1. The GPR General Real Estate Securities Index -- Europe is a European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1999, the Portfolio had a total return of -1.46% for the Class A shares and -1.56% for the Class B shares compared to 1.07% for the GPR General Real Estate Securities Index -- Europe (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -11.23% for the Class A shares and -11.37% for the Class B shares compared to -11.02% for the Index. From inception on October 1, 1997 through March 31, 1999, the Portfolio had an average annual total return of -1.11% for Class A shares and -1.30% for Class B shares compared to 0.46% for the Index.

The first quarter of 1999 saw a drastically different outcome from 1998. In 1998, the European real estate securities markets focused on the inauguration of the single currency. As the Euro drew near, the single currency countries such as France, Belgium, Italy and Spain significantly outperformed the non-Euro property markets of Sweden, Norway and the United Kingdom. Once the currency arrived, and global economic concerns persisted, the indirect property markets reexamined their thinking. The growth in Euroland continued to look positive, but significantly slowed. Especially when the anticipated adrenaline shot from the European Central Bank (ECB) failed to materialize due to currency concerns. As slower Euro growth expectations were being accepted, property investors recognized that Armageddon had not hit the U.K. On the contrary, many economists expect the economy to actually avoid recession in 1999, followed by growth in 2000. The result of this change in thinking was a flip in performance, with the non-Euro markets leading the pack this time.

Going forward, we see opportunities both in and out of Euroland. Economic growth, or the demand for space, is clearly the number one concern facing the industry. This being said, in a number of markets vacancies are low, available quality space is limited, new supply is marginal, and demand is growing, only at a slower rate than previously expected. We believe these issues will drive rental growth marginally better than inflation over the upcoming 12 months. Meanwhile, it is our impression that the sharp decline in interest rates last year has not yet fully fed through property yields. This should be corrected in the second half of 1999 as global fears subside, central banks lower rates further, and international investors return to buying. Therefore, we remain optimistic the property markets will continue along the recovery path of early 1998.

The United Kingdom property shares rebounded significantly from their 1998 dismal performance. The market's 9.8% first quarter U.S. dollar return outperformed the Index by 8.7%. The first quarter returns were driven by the realization that the pessimistic downgrade by the financial community following the Asian meltdown last summer was overblown. For example, the Net Asset Value
(NAV) for Wates City of London, a pure London City office play, was downgraded by 6% in response to Asia. However, the year-end valuation outperformed this revalued estimate by 4%. In other words, the market grew by less than originally anticipated, but faster than the revalued post-crisis estimates suggested. Furthermore, takeover bids and public to private speculation, in names such as Greycoat and Chesterfield, confirms our thesis that severe discounts to NAV should not remain in the market long-term. Going forward, we believe the U.K. continues to

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                                       34
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

hold some upside derived from the panic selling of the Summer. Upward-only rental revisions provide a degree of protection for current valuations, while further Bank of England rate cuts offer positive surprises on the yield front. We remain slightly underweight the country overall, but could go to market at the right pricing levels. Our focus remains on the out-of-town retail and West-end office sectors. The Canary Wharf Group flotation should maintain the concerns over new space impacting the city office market, although some stocks are sufficiently discounted to warrant a holding. The industrial sector looks interesting, but we are not ready to move forward until the recent price appreciation fades away from particular names.

The French market followed the U.K.'s lead and performed exactly opposite to their 1998 returns. Rather than offering a strong outperformance, the property stocks fell -9.2% during the quarter, trailing the Index's -1.1%, and the CAC 40's -1.1% returns, in U.S. dollars. We believe this fallback will be short-lived. ECB rate cuts, and interest from the international opportunity funds should push property yields down by at least 25 basis points this year. Office vacancies in the city and La Defense regions remain below 4%, while recent lettings attest to the existence of upward pressure on rents. At the same time, the market's shortage of quality modern space will not be corrected in the near term due to a lack of significant new supply in the city. However, there are a few concerns regarding demand. In February, unemployment rose for the first time since June 1997, albeit from a three-and-a-half year low. While these jobs are primarily manufacturing positions, where high inventory stocks are in need of a correction, rather than the office located service sector, there is some cause for alarm. At the same time, we are seeing confidence surveys for both businesses and consumers falling. However, we believe these declining trends will encourage a more aggressive ECB, notwithstanding current Euro-Dollar exchange rates and the oil recovery impact on inflation. We are cautious in the near term with a market weight, but expect the French commercial sector to shine over the next 12-18 months.

Not to be outdone, Sweden also turned their -12.5% 1998 return into a 2.4% positive U.S. dollar performance. The sole driver here was consolidation. Balder's bid for Prifast, and IVG's proposal for Asticus within 2 weeks of each other, caused a flurry of speculation of who would be next. The premiums offered for Prifast and Asticus pulled the remainder of the sector to higher levels. We believe these transactions confirm the Swedish indirect property market is undervalued. An investor can buy similar real estate cheaper through the public market than acquiring bricks and mortar directly. From a top-down perspective, once again demand is the concern. Growth estimates in Sweden have fallen from 2.8% in 1998 to 2.0% in 1999, although still some of the strongest in Europe. This decline is driven by lower expectations for export growth, but healthy consumer demand. However, these figures may be helped by the Riksbank's recent rate drop to 2.9%, 10 basis points below the current ECB 3.0% rate. Further declines could be expected if inflation estimates remain below the Bank's two-year 2% horizon. Thus, we remain overweight the sector, encouraged by consumer demand, economic growth relative to Europe, and continued price/NAV discounts. But we are taking some profits from the recent run.

Continuing with the quarter's theme of reversed fortunes, Norway and Finland, who lost ground in 1998, posted positive numbers in 1999, while Denmark slid back. The Norwegian property market, Europe's strongest market this quarter, grew by 14.1% while Finland's Sponda fell by -6.1% in U.S. dollar terms. Denmark, the only Nordic property market to outperform the Index in 1998, fell -12.7% during the quarter, underperforming the Index by 13.8% in U.S. dollars. The Norwegian rise is directly correlated with the recent rebound in oil prices, but we believe better opportunities exist within Euroland and are lowering our overweight stance closer to a neutral level. In Finland, the slight price appreciation tells us very little. Going forward, we hope to capitalize on the Finnish growth by opportunistically increasing our weighting to this market. We also anticipate additional activity in the market with the rumored flotation of a large bank portfolio. The story in Denmark is a little different. The market dominated by one small company had a difficult quarter. The bridge with Malmo is proceeding, oversupply is not yet a concern, and domestic demand faces the same issues as the rest of Europe. This being said, we are slightly reducing our overweight position when pricing allows. Even though we like the market from a top-down view,

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                                                  European Real Estate Portfolio

                                       35
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
and the discount to NAV is favorable, we are uncomfortable with such a large overweight in an illiquid name.

Once Euroland's ugly stepchild, the Dutch market performed as the darling during the quarter. Led by the restructuring of a few large internationals and impressive domestic performance, Holland's property shares returned the second strongest numbers among the 11 Euro countries behind Ireland, although the market still fell back -4.1% in U.S. dollars. We expect to see additional rental growth in 1999, but believe the share premiums are recognizing this potential. Furthermore, the 300,000 - 400,000 square meters of space under construction and/or planning should provide a top to the rents and a bottom to investment yields. The Netherlands, Germany and U.K. are the only countries to offer supply-side concerns in Europe at this time. As a result, we will remain underweight the Dutch internationals, and could sell shares if the price appreciation continues.

As the run-up to the single currency came and went, so did the capital's real estate performance. The Belgian property shares market returned a disappointing -8.2% this quarter. This European Community dominated market should continue to underperform going forward. With one large tenant, landlords have difficulty raising rents. Furthermore, international investment interest is far below the rest of Europe. Brussels cannot offer the large market rebound of Paris, or the remaining one-time bump due to interest rate convergence in Spain, Italy or Portugal. Thus, we remain underweight the market and expect it to chug along at a stable, unexciting pace.

Spain returned a significant percentage of its 1998 returns, falling -14.7%, in U.S. dollars, over the past 3 months. This decline was in part a result of Latin American concerns, as well as Spanish rental increases falling short of extraordinary expectations. Going-forward, we expect to see a combination of good economic growth, insufficient quality office space and limited construction completions to maintain relatively strong rental growth in both Madrid and Barcelona. International investors are continuing to bid-up the price for quality retail space, nearing a top we expect. Finally, the homebuilding business fell in-line with expectations as lower interest rates are opening the pent-up demand for low- and medium-cost housing. We expect to see 2-4 more strong years for the homebuilding segment in Spain. We are increasing our Spanish exposure based on the recent price weakness, looking for existing commercial exposure, but not excited about managements who are buying aggressively in this market.

Italy and Portugal each trailed the European Index by -8.7% and -13.9% in U.S. dollars this quarter, respectively. Even though we like both markets from a top-down perspective, the limited investment opportunities prevent us from taking an aggressive overweight stance. We have added Portuguese retail exposure through Sonae Imobiliaria on price weakness.

The closed end property companies in Germany, Switzerland and Austria were mixed this quarter, returning -13.0%, -4.3%, and -8.7%, respectively, in dollar terms. We are continuing to underweight these countries and their open-end fund structure. Along with the inefficiencies caused by the structure, we fear the development plans in these markets are too aggressive for the space requirements in the near to medium term. We do not foresee adding to these positions anytime soon, but could invest with significant price deterioration.

Theodore R. Bigman
PORTFOLIO MANAGER

Daniel A. Policy
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
European Real Estate Portfolio

                                       36
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                 VALUE
 SHARES                                                          (000)
------------------------------------------------------------------------

COMMON STOCKS (97.5%)
  DENMARK (1.8%)
    8,080    EjendomsSelskabet Norden A/S.....................  $    379
                                                                --------
  FINLAND (2.3%)
   91,840    Sponda Oyj.......................................       501
                                                                --------
  FRANCE (26.3%)
   15,338    Klepierre........................................     1,416
    3,710    Silic............................................       621
    7,050    Simco (RFD)......................................       618
    7,360    Societe Fonciere Lyonnaise.......................       979
   16,116    Sophia...........................................       605
   11,232    Unibail..........................................     1,409
                                                                --------
                                                                   5,648
                                                                --------
  IRELAND (4.6%)
2,796,410    Dunloe Ewart plc ................................       998
                                                                --------
  ITALY (2.4%)
  503,650    Immobiliaria Urbis...............................       513
                                                                --------
  NETHERLANDS (1.6%)
   14,800    Rodamco N.V. ....................................       344
                                                                --------
  NORWAY (1.4%)
   46,120    Avantor ASA......................................       293
                                                                --------
  SPAIN (6.0%)
   63,178    Prima Immobiliaria...............................       478
   76,630    Vallehermoso.....................................       820
                                                                --------
                                                                   1,298
                                                                --------
  SWEDEN (10.0%)
   49,000    Castellum AB.....................................       457
   86,400    Diligentia AB....................................       684
   28,760    Fastighets AB Tornet.............................       393
  101,290    Piren AB.........................................       629
        1    Platzer Bygg AB, Class B.........................        --
                                                                --------
                                                                   2,163
                                                                --------
  UNITED KINGDOM (41.1%)
  172,360    British Land Co. plc.............................     1,481
  129,800    Buford Holdings plc..............................       231
  163,930    Capital Shopping Centers plc.....................     1,006
   84,590    Freeport Leisure plc.............................       695
  250,480    Grantchester Holdings plc........................       749
  199,880    Great Portland Estates plc.......................       635
  135,760    Land Securities plc..............................     1,799
  135,540    MEPC plc ........................................       946
  280,644    NHP plc .........................................       816
  356,560    Wates City Of London Properties plc..............       484
                                                                --------
                                                                   8,842
                                                                --------
TOTAL COMMON STOCKS (Cost $21,393)............................    20,979
                                                                --------

 NO. OF                                                          VALUE
WARRANTS                                                         (000)
------------------------------------------------------------------------

WARRANTS (0.0%)
  FRANCE (0.0%)
    6,800    Societe Fonciere Lyonnaise (Cost $0).............         5
                                                                --------
TOTAL FOREIGN SECURITIES (97.5%) (Cost $21,393)...............    20,984
                                                                --------

  FACE
 AMOUNT
  (000)
---------

SHORT-TERM INVESTMENT (2.1%)
  REPURCHASE AGREEMENT (2.1%)
$     458    Chase Securities, Inc. 4.65%, dated 3/31/99, due
               4/01/99, to be repurchased at $458,
               collateralized by U.S. Treasury Bonds, 10.375%,
               due 11/15/12, valued at $472 (Cost $458).......       458
                                                                --------
FOREIGN CURRENCY (0.1%)
   EMU 14    European Monetary Unit (Cost $16)................        15
                                                                --------
TOTAL INVESTMENTS (99.7%) (Cost $21,867)......................    21,457
                                                                --------

OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets................................................     1,441
  Liabilities.................................................    (1,386)
                                                                --------
                                                                      55
                                                                --------
NET ASSETS (100%).............................................  $ 21,512
                                                                --------
                                                                --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $19,451
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,060,122 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $9.44
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $2,061
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 217,827 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $9.46
                                                                ---------
                                                                ---------

------------------------------------------------------------

RFD   --  Ranked for Dividend

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the three months ended March 31, 1999, the Portfolio had a total return of -4.00% for the Class A shares and -4.02% for the Class B shares compared to a total return of 3.57% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -5.41% for the Class A shares and -5.67% for the Class B shares compared to 12.64% for the Index. For the five-year period ended March 31, 1999, the Portfolio had a total return of 14.78% for the Class A shares compared to 16.36% for the Index. From inception on July 15, 1992 through March 31, 1999, the average annual total return of Class A shares was 17.69% compared to 15.27% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 16.68% compared to 17.44% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) WORLD INDEX(1)
-----------------------------------------

                                                         TOTAL RETURNS(2)
                                             ----------------------------------------
                                                                             AVERAGE
                                                                AVERAGE      ANNUAL
                                                       ONE       ANNUAL       SINCE
                                              YTD      YEAR    FIVE YEARS   INCEPTION
                                             ------   ------   ----------   ---------
PORTFOLIO -- CLASS A.......................  -4.00%   -5.41%     14.78%      17.69%
PORTFOLIO -- CLASS B.......................  -4.02    -5.67       N/A        16.68
INDEX -- CLASS A...........................   3.57    12.64      16.36       15.27
INDEX -- CLASS B...........................   3.57    12.64       N/A        17.44

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

PERFORMANCE REVIEW

The Portfolio's performance shortfall for the first quarter was explained primarily by weak performance of global consumer defensive industries (where the Portfolio is overweighted) such as food, food retailing, household products, beverages and tobacco. Poor performance of interest sensitive utilities and insurance, overweighted by the Portfolio, also contributed negatively. The continued narrow leadership of technology, telecoms and pharmaceuticals also hurt the Portfolio as it has little exposure, on valuation grounds, to these sought after growth sectors. Eight of the top ten Index contributors were technology or telecom related with Microsoft, Cisco and America Online chief among them. America Online's market value now exceeds both Coca Cola and Philip Morris.

The Portfolio's largest holding, Philip Morris (-34%), explained one third of the Portfolio's underperformance in the first quarter of 1999. In March, an Oregon jury ordered Philip Morris to pay a record $81 million to a smoker's family adding to concern about the hundreds of individual and group lawsuits that weren't involved in the tobacco industry's $206 billion settlement with 46 States in November last year. Nestle (-17%) was the second largest negative contributor in the quarter following the devaluation of the Brazilian real and the impact that slow growth in Latin America and Asia will have on business in the short term. Reckitt & Colman (-18%) underperformed over the period due to its exposure to emerging market economies as well as de-stocking by large retailers in North America in the fourth quarter last year. U.S. food and drug retailer American Stores (-11%, announced merger with Albertson's) and Belgian food retailer GB Inno (-25%) were weak in the quarter. Comsat (-20%) continued to languish on concerns that Lockheed Martin's bid for the satellite communications provider will not receive regulatory approval.

Rising bond yields in the first quarter negatively impacted the insurance and utility sectors where the Portfolio has an overweight position. French re-insurer Scor (-24%) and U.S. municipal bond insurer MBIA (-12%) were notably weak. Enhance Financial (-23%), a niche financial re-insurer suffered from the negative credit downgrade of its principal competitor Cap Re.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

On a positive note, NTT (+27%) rose strongly in the quarter, outperforming a firmer Japanese market on restructuring potential in its core telephone business and future growth from its mobile business. Tobacco and luxury goods company Richemont (+18%) benefitted from the announced merger of its majority owned Rothmans International with BAT in January and prospects of a turnaround in Asia, an important market for luxury goods. WPP (+42%) was the third largest contributor in the quarter on improved prospects for U.S. advertising spending. WPP is also seen as a beneficiary of Proctor and Gamble's decision to de-consolidate its global advertising spending, as WPP currently does little business with P&G.

INVESTMENT OUTLOOK

Our biggest concern as disciplined value investors remains the persistent trend favoring mega-cap growth stocks globally. The U.S. appears increasingly gripped in a nifty-50 mania reminiscent of the early 70's. Indeed the average price earnings of the largest 50 S&P 500 stocks is at its highest premium ever compared to the next 450. The largest 30 stocks in the MSCI World Index comprise 29% of the Index weight (recall the Index has approximately 1500 stocks in it). All have market capitalization exceeding $100 billion. The average price/earnings, price/cash flow, and price/book value for this elite group is 57 times, 29 times and 12 times, respectively, according to Factset (America Online is in the group but we exclude it from the calculation due to its anomalous valuation ratios of 496 times, 301 times, and 175 times, respectively). Multiples placed on mega-cap companies have risen -- reflecting increased liquidity, perceived predictably higher growth prospects and restructuring potential from mergers and more focussed management. The mega-cap companies also have a higher representation from growth industries and financials, both of which have benefited from lower interest rates. The catch is that if we are in an extended period of low global inflation, the high multiples of mega-cap companies suggest some risk, as implied real growth rates start to look stretched. The narrow leadership driving index returns has disguised mediocre performance from a broader representation of stocks. For example the S&P 400 MidCap Index fell 6.3% in the first quarter of 1999. We do not believe the Mega cap outperformance is sustainable. However, we have no way of accurately forecasting a reversal in this trend.

The defensiveness of the Portfolio, particularly our weighting to consumer staples, telecoms and utilities reflects our concern at the near deflationary conditions in the major economies outside the U.S. In Japan, we continue to be frustrated at lackluster attempts to reform the corporate sector and open up the economy. However, despite ongoing severe structural problems we respect the massive efforts at stimulation both by monetary and now fiscal measures. Regardless, Japan remains a stock-pickers market and our attention is squarely on those companies demonstrating an understanding of shareholder value. This keeps us in the strong domestic franchises and the exporters. Japanese banks staged a strong rally in the first quarter of 1999 with Bank Tokyo-Mitsubishi, Sumitomo and Fuji banks rising an average of 49%. However, the banks and deep cyclicals remain unattractive due to chronic overinvestment, heavy indebtedness and mismanagement. Although the pace of change has been frustratingly slow, change is happening (as reflected in a rising unemployment rate) and western shareholder value concepts are being introduced. Even the Bank of Japan has hired American consultants to review its structure. These developments are encouraging and, coupled with a fiscal package potentially larger than expected, could lead to a period of better performance. Our current weighting is roughly neutral, derived from the bottom up opportunities in Japan, and reflects these slow-burning changes having been underweight for the past ten years.

Europe, as elsewhere, has seen a divergence in performance between its manufacturing and service sectors. Economic growth has slowed dramatically and may be troughing. With German Finance Minister Lafontaine now out of the picture, the European Central Bank (ECB) may see fit to ease interest rates further, having delayed previously due to the weakness of the euro and unwillingness to appear politically influenced. Our cyclical exposure remains limited in Europe to cement/building materials, and autos (Volkswagen).

The U.S. remains the engine of the global economy and U.S. households have become the consumer of last resort. Despite the maturity of the current business cycle (longest since WWII), excesses appear limited to the financial markets. Inflation is at record lows, productivity is high and unemployment low.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
The problem is that the equity market as represented by the mega-cap stocks appears to have priced this good news in. Ironically, amidst the uncertainty brought on by continued deflationary pressure and the potential for a wider conflict in Kosovo, it is the defensiveness of the Portfolio that has constrained our performance so far in 1999. We would expect it, at some stage, to pay dividends.

Frances Campion
PORTFOLIO MANAGER

Richard Boon
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-----------------------------------------------------------------------------

COMMON STOCKS (96.3%)
  AUSTRALIA (0.7%)
   665,100  CSR Ltd...............................................     $1,443
                                                                    ---------
  BELGIUM (1.5%)
    16,600  Delhaize-Le Lion......................................      1,540
    44,500  G.I.B. Holdings Ltd...................................      1,754
                                                                    ---------
                                                                        3,294
                                                                    ---------
  CANADA (2.3%)
    89,844  BCT.Telus Communications Inc..........................      2,205
    29,897  BCT.Telus Communications Inc. (A Shares)..............        709
    39,250  Potash Corp. of Saskatchewan, Inc.....................      2,090
                                                                    ---------
                                                                        5,004
                                                                    ---------
  DENMARK (0.5%)
    23,250  Danisco A/S...........................................      1,066
                                                                    ---------
  FRANCE (7.4%)
     5,342  Bongrain..............................................      2,007
    19,750  Cie Generale des Establissements Michelin, Class B
              (Registered)........................................        887
    29,066  Elf Aquitaine.........................................      3,954
    17,730  Groupe Danone.........................................      4,469
       730  Pernod Ricard.........................................         47
    45,800  Rhone-Poulenc, Class A................................      2,075
    47,750  Scor..................................................      2,406
                                                                    ---------
                                                                       15,845
                                                                    ---------
  GERMANY (4.5%)
    97,090  BASF AG...............................................      3,538
    40,620  Bayer AG..............................................      1,513
     3,310  Karstadt AG...........................................      1,185
    58,600  VEBA AG...............................................      3,089
     5,420  Volkswagen AG.........................................        361
                                                                    ---------
                                                                        9,686
                                                                    ---------
  IRELAND (2.8%)
   166,310  Bank of Ireland.......................................      3,489
    69,200  Clondalkin Group plc..................................        494
   342,981  Green Property plc....................................      1,984
                                                                    ---------
                                                                        5,967
                                                                    ---------
  ITALY (3.3%)
   305,000  Mediaset S.p.A........................................      2,873
   700,913  Telecom Italia S.p.A. (RNC)...........................      4,168
                                                                    ---------
                                                                        7,041
                                                                    ---------
  JAPAN (8.7%)
    12,000  Daiichi Pharmaceutical Co. Ltd........................        202
    93,000  Fuji Photo Film Ltd...................................      3,519
    81,000  Fujisawa Pharmaceutical Co., Ltd......................      1,276
   199,000  Hitachi Ltd...........................................      1,474
   178,000  Kao Corp..............................................      3,931
   140,000  Nichido Fire & Marine Insurance Co., Ltd..............        820


                                                                      VALUE
  SHARES                                                              (000)
-----------------------------------------------------------------------------

       568  Nippon Telegraph & Telephone Corp.....................     $5,565
    86,000  Sumitomo Marine & Fire Insurance Co., Ltd.............        550
    14,000  TDK Corp..............................................      1,134
                                                                    ---------
                                                                       18,471
                                                                    ---------
  NETHERLANDS (4.6%)
   119,912  ABN Amro Holding N.V. ................................      2,502
    39,600  Benckiser N.V., Class B...............................      2,225
    60,172  ING Groep N.V. .......................................      3,322
    22,700  Philips Electronics N.V. .............................      1,852
                                                                    ---------
                                                                        9,901
                                                                    ---------
  NEW ZEALAND (0.5%)
   398,100  Lion Nathan Ltd.......................................      1,001
                                                                    ---------
  PORTUGAL (0.8%)
    57,170  Cimpor SGPS...........................................      1,601
                                                                    ---------
  SPAIN (2.9%)
   195,300  Iberdrola.............................................      2,897
    76,908  Telefonica............................................      3,268
                                                                    ---------
                                                                        6,165
                                                                    ---------
  SWEDEN (1.1%)
   404,200  Nordbanken Holding AB.................................      2,315
                                                                    ---------
  SWITZERLAND (8.6%)
     4,061  Cie Financiere Richemont AG, Class A..................      6,766
     2,500  Forbo Holding AG (Registered).........................      1,041
     2,330  Holderbank Financiere Glarus AG, Class B (Bearer).....      2,612
     3,170  Nestle (Registered)...................................      5,773
     2,095  SIG Schweizensche Industrie-Gesellschaft Holding AG
              (Registered)........................................      1,206
     2,610  Swisscom AG...........................................      1,022
                                                                    ---------
                                                                       18,420
                                                                    ---------
  UNITED KINGDOM (11.3%)
   245,000  Allied Domecq plc.....................................      1,825
   553,371  BTR plc...............................................      2,443
   242,304  Blue Circle Industries plc............................      1,396
   158,150  Burmah Castrol plc....................................      2,418
   213,140  English China Clays plc...............................        795
   161,000  Imperial Tobacco Group plc............................      1,666
   241,400  Matthews (Bernard) plc................................        499
   653,333  Pentos plc............................................         --
   398,991  Reckitt & Colman plc..................................      4,322
   375,677  Royal & Sun Alliance Insurance Group plc..............      3,547
   285,200  WPP Group plc.........................................      2,474
   360,100  Wolseley plc..........................................      2,734
                                                                    ---------
                                                                       24,119
                                                                    ---------
  UNITED STATES (34.8%)
    29,600  Albertson's, Inc......................................      1,608
    67,900  Alcoa Inc. ...........................................      2,797

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARES                                                              (000)
-----------------------------------------------------------------------------

  UNITED STATES (CONT.)

   150,500  American Stores Co....................................     $4,966
   127,000  BJ's Wholesale Club, Inc..............................      3,358
    95,900  Boise Cascade Corp....................................      3,093
    61,450  Borg-Warner Automotive, Inc...........................      2,938
   134,250  COMSAT Corp...........................................      3,885
   103,500  Cadiz, Inc............................................        828
    22,000  Cadiz, Inc. (Restricted Shares).......................        176
    25,850  Chase Manhattan Bank..................................      2,102
   232,050  Data General Corp.....................................      2,349
   118,400  Enhance Financial Services Group, Inc.................      2,694
    65,250  Finova Group, Inc.....................................      3,385
   127,200  GenRad, Inc...........................................      1,828
    22,700  Georgia Pacific Group.................................      1,685
    46,800  Goodrich (BF) Co......................................      1,606
   130,900  Houghton Mifflin Co...................................      6,136
    23,350  IBP, Inc..............................................        435
    83,000  InteliData Technologies Corp..........................        101
    72,130  MBIA, Inc.............................................      4,183
    36,900  Mellon Bank Corp......................................      2,597
    86,000  Noble Drilling Corp...................................      1,489
   147,815  Ocean Energy, Inc.....................................      1,007
   120,100  Penncorp Financial Group, Inc.........................         67
    41,200  Pharmacia & Upjohn, Inc...............................      2,570
   208,150  Philip Morris Cos., Inc...............................      7,324
    52,000  Tenneco, Inc..........................................      1,453
    38,100  Terra Nova (Bermuda) Holdings Ltd., Class A...........        833
    88,900  Tupperware Corp.......................................      1,600
    67,700  UST Corp..............................................      1,479
   100,200  Unicom Corp...........................................      3,664
   135,400  WorldCorp, Inc........................................          7
                                                                    ---------
                                                                       74,243
                                                                    ---------
TOTAL COMMON STOCKS (Cost $192,226)...............................    205,582
                                                                    ---------
PREFERRED STOCKS (0.7%)
  GERMANY (0.7%)
    38,660  Volkswagen AG (Cost $1,125)...........................      1,547
                                                                    ---------
TOTAL FOREIGN & U.S. SECURITIES (97.0%) (Cost $193,351)...........    207,129
                                                                    ---------

   FACE
  AMOUNT                                                              VALUE
  (000)                                                               (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
$    4,216  Chase Securities, Inc. 4.65%, dated 3/31/99, due
              4/01/99, to be repurchased at $4,217, collateralized
              by U.S. Treasury Bonds, 8.5% due 2/15/20, valued at
              $4,251 (Cost $4,216)................................     $4,216
                                                                    ---------

FOREIGN CURRENCY (0.7%)
GBP      2  British Pound.........................................          4
EUR    116  European Monetary Unit................................        126
JPY 172,185 Japanese Yen..........................................      1,454
 CHF     1  Swiss Franc...........................................         --
                                                                    ---------
TOTAL FOREIGN CURRENCY (Cost $1,565)..............................      1,584
                                                                    ---------
TOTAL INVESTMENTS (99.7%) (Cost $199,132).........................    212,929
                                                                    ---------

OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets.....................................................     2,586
  Liabilities......................................................    (1,913)
                                                                     ---------
                                                                          673
                                                                     ---------
NET ASSETS (100%)..................................................  $213,602
                                                                     ---------
                                                                     ---------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $194,696
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,779,364 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $19.91
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $18,906
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 955,063 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $19.80
                                                                ---------
                                                                ---------

------------------------------------------------------------

RNC   --  Non-Convertible Savings Shares

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the three months ended March 31, 1999, the Portfolio had a total return of 1.26% for the Class A shares and 1.21% for the Class B shares compared to 1.39% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 2.83% for the Class A shares and 2.66% for the Class B shares compared to 6.06% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 13.82% compared to 8.75% for the Index. From inception on August 4, 1989 through March 31, 1999, the average annual total return of Class A shares was 12.62% compared to 5.46% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 15.82% compared to 8.74% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1)
-----------------------------------------

                                                        TOTAL RETURNS(2)
                                             --------------------------------------
                                                                           AVERAGE
                                                              AVERAGE      ANNUAL
                                                      ONE      ANNUAL       SINCE
                                              YTD    YEAR    FIVE YEARS   INCEPTION
                                             -----   -----   ----------   ---------
PORTFOLIO -- CLASS A.......................  1.26%   2.83%     13.82%      12.62%
PORTFOLIO -- CLASS B.......................  1.21    2.66      N/A         15.82
INDEX -- CLASS A...........................  1.39    6.06       8.75        5.46
INDEX -- CLASS B...........................  1.39    6.06      N/A          8.74

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The outcome of events in the first quarter of 1999 illustrates once again how easy it is to be wrong in this business. The U.S. economy continues to surprise on the upside and in so doing is pulling economists' estimates of world economic growth up with it. The price of oil rebounded some 40% from its lows within weeks of The Economist's feature article predicting an oil price of $5 per barrel. Somewhat out of the blue, Mr. Lafontaine was cast aside just as investors were becoming increasingly nervous over his socialist agenda. The Japanese stock market has been the best performing developed market (with the exception of Finland) up 17.8% in local terms or 12.2% in U.S. dollar terms, in defiance of most commentators' predictions at the beginning of the year; and perhaps the most unexpected of all, Olivetti making a takeover bid for Telecom Italia.

The uptick in global gross domestic product forecasts has sparked a moderate rally in industrial cyclicals. This rally is probably justifiable as valuations, particularly in the U.K., were discounting a 1992/93 type recession and were looking incredibly cheap with free cash flow yields well in excess of long term bond rates. If the public market didn't correct the valuation anomaly, the private market most certainly would have.

However, for the rally in industrial cyclicals to go a lot further the market would need to be convinced that there is a sustainable recovery in world growth. On this count we remain skeptical given that the main engine of growth is still the U.S. consumer who's confidence and willingness to borrow is in turn intertwined with an over-extended and increasingly narrow stock market.

In Japan there is growing hope from foreign investors that the corporate restructuring is for real this time. This together with the usual fiscal year-end jockeying has propelled the market. The corporate restructuring announcements from the likes of Sony, NEC and Hitachi have been on a scale not seen in Japan before and mergers and acquisitions activity is also beginning to feature. Even the government has finally acknowledged that the economy has a supply side problem (not just a demand side problem) and has set up a special council of business leaders and politicians to address excess industrial capacity.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

To-date the rally in Japan has been typically indiscriminate with a rising tide lifting all boats, even the ones that are far from seaworthy. We therefore think there is still plenty of value to be added in Japan from picking the real restructuring stories and those companies that have a sustainable business franchise and avoiding those that only pay lip service to restructuring and shareholder value. Work done by Goldman Sachs suggests that the Nikkei at 16,000 is already discounting a recovery in corporate return on equity from 1.4% to 7%. If this is the case, the delivery better be good.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGER

Kate Cornish-Bowden
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
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                                       44
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (89.6%)
  AUSTRALIA (1.6%)
   1,571,650    Brambles Industries Ltd..........................  $    39,977
   7,049,100    Fosters Brewing Group Ltd........................       20,759
                                                                   -----------
                                                                        60,736
                                                                   -----------
  BELGIUM (0.2%)
     238,050    G.I.B. Holdings Ltd..............................        9,383
                                                                   -----------
  CANADA (2.8%)
   1,253,333    BCT.Telus Communications, Inc....................       30,766
     450,661    BCT.Telus Communications, Inc. (A Shares)........       10,689
     545,680    Potash Corp. of Saskatchewan, Inc................       29,052
   2,973,600    Renaissance Energy Ltd...........................       34,721
                                                                   -----------
                                                                       105,228
                                                                   -----------
  DENMARK (1.5%)
     382,592    Danisco A/S......................................       17,535
     202,800    Den Danske Bank..................................       21,340
     269,308    Unidanmark A/S, plc, Class A (Registered)........       18,416
                                                                   -----------
                                                                        57,291
                                                                   -----------
  FINLAND (0.5%)
     370,200    Huhtamaki Oyj, Series 1..........................       13,211
   1,318,967    Merita Ltd., plc, Class A........................        7,074
                                                                   -----------
                                                                        20,285
                                                                   -----------
  FRANCE (11.3%)
     354,060    Alcatel Alsthom..................................       40,775
     496,312    Assurances Generales de France (Bearer)..........       26,834
      14,884    Bongrain.........................................        5,591
     223,582    Cie de Saint Gobain..............................       35,540
     567,500    Elf Aquitaine....................................       77,199
     401,415    France Telecom...................................       32,512
     259,540    Groupe Danone....................................       65,420
   1,485,170    Rhone-Poulenc, Class A...........................       67,291
     299,154    Schneider........................................       16,579
     103,386    Scor.............................................        5,210
     337,000    Total, Class B...................................       41,580
     659,095    Usinor Sacilor...................................        8,695
                                                                   -----------
                                                                       423,226
                                                                   -----------
  GERMANY (5.0%)
   1,079,600    BASF AG..........................................       39,342
     724,000    Bayer AG.........................................       26,971
      24,796    Karstadt AG......................................        8,875
   1,688,719    RWE AG...........................................       75,783
      66,910    Viag AG..........................................       36,683
                                                                   -----------
                                                                       187,654
                                                                   -----------
  HONG KONG (1.1%)
  14,554,155    Hong Kong Land Holdings Ltd......................       18,920
   3,561,600    Swire Pacific Ltd., Class A......................       16,545
   6,842,500    Swire Pacific Ltd., Class B......................        4,680
                                                                   -----------
                                                                        40,145
                                                                   -----------


                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------
  ITALY (3.5%)
   3,854,200    Mediaset S.p.A...................................       36,301
  15,689,387    Telecom Italia S.p.A. (RNC)......................       93,311
                                                                   -----------
                                                                       129,612
                                                                   -----------
  JAPAN (18.6%)
   2,948,000    Aisin Seiki Co., Ltd.............................       28,632
     693,600    Aoyama Trading Co., Ltd..........................       18,745
     762,000    Canon, Inc.......................................       18,856
     325,480    Chudenko Corp....................................        6,487
   1,844,000    Daibiru Corp.....................................       13,861
     736,000    Daiichi Pharmaceutical Co., Ltd..................       12,370
     947,000    Eisai Co., Ltd...................................       19,795
   1,567,000    Fuji Photo Film Ltd..............................       59,289
     832,000    Fujisawa Pharmaceutical Co., Ltd.................       13,105
   2,945,000    Hitachi Ltd......................................       21,813
       4,639    Japan Tobacco, Inc...............................       45,056
   3,207,000    Kao Corp.........................................       70,827
   3,899,000    NEC Corp.........................................       46,924
   3,618,000    Nichido Fire & Marine Insurance Co., Ltd.........       21,206
      10,823    Nippon Telegraph & Telephone Corp................      106,032
     714,000    Nomura Securities Co., Ltd.......................        7,477
     486,000    Ono Pharmaceutical Co., Ltd......................       19,620
     509,000    Pioneer Electric Corp............................        9,457
      76,000    Rohm Co..........................................        9,082
      97,000    Sankyo Co., Ltd..................................        2,081
   2,580,000    Shionogi & Co., Ltd..............................       22,661
      67,000    Shiseido Co., Ltd................................          928
   4,485,000    Sumitomo Marine & Fire Insurance Co., Ltd........       28,712
     312,400    Takefuji Corp....................................       24,010
     673,000    Toppan Printing Co., Ltd.........................        8,816
   1,922,000    Toyo Seikan Kaisha Ltd...........................       41,474
     576,000    Yamanouchi Pharmaceutical Co.....................       18,243
                                                                   -----------
                                                                       695,559
                                                                   -----------
  NETHERLANDS (4.2%)
   1,016,500    Akzo Nobel N.V...................................       37,702
     549,158    Buhrmann N.V.....................................        9,561
     330,800    CSM N.V..........................................       17,564
     826,060    Hollandsche Beton Groep N.V......................        8,709
     646,639    ING Groep N.V....................................       35,696
     572,300    Philips Electronics N.V..........................       46,693
                                                                   -----------
                                                                       155,925
                                                                   -----------
  NEW ZEALAND (0.4%)
   5,719,800    Lion Nathan Ltd..................................       14,386
     392,500    Smith City Group Ltd.............................           --
                                                                   -----------
                                                                        14,386
                                                                   -----------
  PORTUGAL (0.5%)
     617,510    Cimentos de Portugal.............................       17,295
                                                                   -----------

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                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------
  SINGAPORE (1.4%)
  16,057,837    Jardine Strategic Holdings, Inc..................       27,138
   3,836,000    United Overseas Bank Ltd. (Foreign)..............       23,989
                                                                   -----------
                                                                        51,127
                                                                   -----------
  SPAIN (2.5%)
   4,960,500    Iberdrola........................................       73,595
     482,250    Telefonica.......................................       20,489
                                                                   -----------
                                                                        94,084
                                                                   -----------
  SWEDEN (2.7%)
   1,606,100    ForeningsSparbanken AB...........................       37,865
   5,100,200    Nordbanken Holding AB............................       29,205
   1,570,500    Svenska Cellulosa AB, Class B....................       34,155
                                                                   -----------
                                                                       101,225
                                                                   -----------
  SWITZERLAND (8.1%)
      49,457    Cie Financiere Richemont AG, Class A.............       82,397
      25,820    Forbo Holding AG (Registered)....................       10,754
      20,931    Holderbank Financiere Glarus AG, Class B
                  (Bearer).......................................       23,461
      45,545    Nestle (Registered)..............................       82,944
      11,524    Schindler Holding AG (Participating
                  Certificates)..................................       17,943
       9,800    Sulzer AG (Registered)...........................        6,272
     106,470    Swisscom AG (Registered).........................       41,678
     120,115    Union Bank of Switzerland AG (Registered)........       37,827
                                                                   -----------
                                                                       303,276
                                                                   -----------
  UNITED KINGDOM (23.7%)
   6,075,800    Aggreko plc......................................       21,005
   4,739,266    Allied Domecq plc................................       35,296
   1,447,569    Allied Zurich plc................................       19,527
   1,189,655    Bank of Scotland.................................       15,817
   6,112,200    BG plc...........................................       35,942
  18,224,600    Billiton plc.....................................       44,089
   6,096,629    Blue Circle Industries plc.......................       35,112
   1,558,769    British American Tobacco plc.....................       12,994
   2,773,300    British Telecommunications plc...................       45,296
  10,028,477    BTR plc..........................................       44,269
   7,909,000    Bunzl plc........................................       31,208
   3,697,950    Burmah Castrol plc...............................       56,545
   6,217,500    Christian Salvesen plc...........................        8,236
   2,208,100    Commercial Union plc.............................       34,424
   3,566,128    English China Clays plc..........................       13,308
   2,904,000    Great Universal Stores plc.......................       31,667
   1,907,700    Imperial Tobacco Group plc.......................       19,740
   5,026,451    John Mowlem & Co. plc............................        9,501
     340,050    Lonrho Africa plc................................          297
   2,745,950    Lonrho plc.......................................       20,096
   1,804,268    National Westminster Bank plc....................       41,623
   4,694,200    Premier Farnell plc..............................       16,229
   3,502,400    Racal Electronic plc.............................       22,519
   5,993,502    Reckitt & Colman plc.............................       64,922
   2,892,400    RMC Group plc....................................       39,181
   3,857,600    Royal & Sun Alliance Insurance Group plc.........       36,426


                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------
   2,613,302    Tate & Lyle plc..................................       17,605
     515,900    Williams plc.....................................        3,334
   4,975,900    Wolseley plc.....................................       37,781
   8,612,900    WPP Group plc....................................       74,719
                                                                   -----------
                                                                       888,708
                                                                   -----------
TOTAL COMMON STOCKS (Cost $2,755,356)............................    3,355,145
                                                                   -----------
PREFERRED STOCKS (1.0%)
  GERMANY (1.0%)
     968,600    Volkswagen AG (Cost $20,022).....................       38,754
                                                                   -----------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (5.5%)
  REPURCHASE AGREEMENT (5.5%)
$    206,870    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                  4/01/99, to be repurchased at $206,897 (Cost
                  $206,870)......................................      206,870
                                                                   -----------
FOREIGN
CURRENCY
(5.3%)
  AUD    380    Australian Dollar................................          241
 GBP   4,859    British Pound....................................        7,851
  DKK  6,409    Danish Krone.....................................          932
 EMU 173,010    European Monetary Unit...........................      187,085
JPY  442,484    Japanese Yen.....................................        3,737
                                                                   -----------
TOTAL FOREIGN CURRENCY (Cost $202,853)...........................      199,846
                                                                   -----------
TOTAL INVESTMENTS (101.4%) (Cost $3,185,101).....................    3,800,615
                                                                   -----------

OTHER ASSETS AND LIABILITIES (-1.4%)
  Other Assets....................................................     684,500
  Liabilities.....................................................    (738,792)
                                                                    ----------
                                                                       (54,292)
                                                                    ----------
NET ASSETS (100%).................................................  $3,746,323
                                                                    ----------
                                                                    ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $3,723,601
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 201,485,134 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)......................      $18.48
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $22,722
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,232,095 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $18.44
                                                                ----------
                                                                ----------

------------------------------------------------------------

RNC   --  Non-Convertible Savings Shares

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                                       46
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the three months ended March 31, 1999, the Portfolio had a total return of -0.17% for the Class A shares and -0.26% for the Class B shares compared to 1.39% for the MSCI EAFE Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -6.23% for the Class A shares and -6.51% for the Class B shares compared to 6.06% for the Index. From inception on March 15, 1996 through March 31, 1999, the average annual total return of Class A shares was 7.21% and 6.92% for Class B shares compared to 9.48% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                            TOTAL RETURNS(2)
                               -------------------------------------------
                                              ONE        AVERAGE ANNUAL
                                  YTD         YEAR       SINCE INCEPTION
                               ----------  ----------  -------------------
PORTFOLIO -- CLASS A(3)......      -0.17%      -6.23%           7.21%
PORTFOLIO -- CLASS B(3)......      -0.26       -6.51            6.92
INDEX........................       1.39        6.06            9.48

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on March 15, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The first quarter of 1999 stood in stark contrast to 1998 results as once powerful Europe languished, while Japan and Asia both posted substantial gains after lackluster performance in the previous year. The Index ended the first quarter gaining 1.4% in U.S. dollar terms, although performance of individual markets was mixed. Regionally, Europe saw the most variance in performance and the weakest returns as the MSCI Europe Index returned 4.3% in local currency terms (-2.1% in U.S. dollar terms). General economic slowing, unexpected depreciation of the newly introduced euro and the Brazilian currency devaluation contributed to European market difficulty. The Japanese market gained surprising momentum, with the MSCI Japan Index finishing the first quarter up 17.8% in local currency terms (+12.2% in U.S. dollar terms), the top performing region and the second highest performing country in EAFE. Government stimulus packages, news of corporate restructurings and a weakening yen spurred the market and restored the confidence of wary investors. Asian markets rode the wave of euphoria on the back of Japan's performance, appreciating 6.6% in local currency terms (+7.5% in U.S. dollar terms).

The Portfolio's regional allocation strategy during the first quarter contributed significantly to returns. We maintained an underweight to Europe throughout the quarter, further reducing our exposure in March to be approximately 5% below the Index weighting of 71%. At the same time we increased our exposure to Japan, ending the quarter slightly overweight the Index weighting of 23%. The Portfolio benefited significantly from this strategy as Japan and Asia were the relative outperformers, while Europe underperformed.

Portfolio underperformance was attributable primarily to stock selection within the European portfolio and in Japan. Weak performance of global consumer defensive industries (where the Portfolio is overweighted) such as food and household products detracted significantly from results. From a security perspective, the largest detractors from performance for the first quarter were European food & household product companies such as Nestle and Reckitt & Colman. Our underweight in large European banks, which rallied during the quarter due to the consolidation trend evident in that industry, impacted returns. The Portfolio held smaller, regional European banks which did not benefit from this trend. We were also hurt by not holding Japanese banks which saw strong performance in response to government recapitalization and bail-out packages announced during the quarter. We believe that

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       47
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

banks will continue to experience problems stemming from bad-loan losses, further bankruptcies and inadequate capital.

During the first quarter we made some adjustments to the European portion of the Portfolio. We decreased our allocation to smaller cap companies in Europe and re-deployed to larger cap holdings. However, the Portfolio still holds an overweighting to small caps in Europe which detracted from overall results as the largest, most liquid stocks once again outperformed small caps with MSCI Europe returning -2.5% versus MSCI Europe Small Cap's -3.0% return (in U.S. dollars). We have strong conviction in the quality names comprising our small cap segment, and as important, our conviction also remains firm not to own the expensive mega cap stocks whose performance has dominated the Index recently.

The emergence over the last twelve months of a European "Nifty Fifty" phenomena, along the lines of the U.S. experience of narrowing leadership among the largest Index stocks, has been the factor most responsible for the poor relative performance of our disciplined value strategy in Europe. Slower economic growth, stiffer competition and lack of pricing power are making it increasingly difficult for companies to produce the kinds of results investors demand. In such an environment, investors have gravitated toward stocks with demonstrated capabilities in generating top-line sales growth or cost reduction from merger synergies. Not only has value been out of favor, but mega-cap stocks (companies with a market capitalization of over $20 billion) have beaten all other market cap segments following the liquidity boom in European equity markets.

It has been difficult to predict value's return to favor. The valuation gap between mega-cap stocks and small and mid size stocks in Europe is at a historical high. The European portfolio has exploited this gap by overweighting quality small and mid cap stocks. But companies face real challenges in today's operating environment -- walking the tightrope of falling inflation and outright deflation. In recognition of these challenges we have been opportunistically reducing our small and mid cap exposure in the Portfolio and redeploying to larger capitalization stocks which demonstrate attractive relative valuation. We feel that Mega-cap stocks are overvalued and overpriced, and that this scenario is not sustainable long term.

Recent events in Europe may be harbingers of value's comeback. The resignation of German Finance Minister Oskar Lafontaine, the stalwart of the left wing of the Socialist Democratic Party, was an important turning point for Europe. Lafontaine's resignation will allow Chancellor Schroder to steer a more moderate and business friendly course, and has allowed the hesitant European Central Bank to ease interest rates, having delayed such action due to euro weakness and an unwillingness to appear politically influenced. As of this writing, the ECB cut its benchmark short-term rate by 50 basis points to an unexpectedly low 2.5%, and Britain and Switzerland followed suit and cut rates by 25 and 50 basis points, respectively. The resignation of the EU Commission is also positive as the new president of the Commission, former Italian Prime Minister Romano Prodi, is credited with readying Italy for EMU entrance and is considered to be a champion of reform necessary to jump-start Eurozone economies. These events may lead to a more stable outlook for the European economy which, in turn, would benefit our value discipline.

The Japanese equity market rallied during the first quarter, particularly during March, as investors began re-evaluating their allocation to Japanese equities. The Government's proposal to provide 7.4 trillion yen of public funds for Japanese bank's non-performing loans was officially approved after considerable debate. Under this scheme banks will issue preference shares to the Japanese Government to write off non-performing loans and in turn these banks are expected to comply with the FSA (Financial Supervisory Authority) for disclosure of non-performing loans as well as definitive measures to improve profitability. Furthermore, to alleviate the credit crunch for medium to smaller companies the Government's 20 trillion yen loan guarantee program enacted in 1998 became available should these companies require such credit. With the above mentioned factors, investors became increasingly convinced that many of Japan's recent credit and non-performing loan problems were sufficiently addressed by the authorities and sentiment regarding investments in Japan greatly improved.

At the same time, full scale restructuring efforts seemed to make daily headlines on a micro level,

--------------------------------------------------------------------------------
International Magnum Portfolio

                                       48
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
and business confidence is on the rise as evidenced by the March Tankan report. NEC, Sony, Mitsubishi Chemical and numerous other leading private sector companies declared unprecedented labor, production and management changes which focused on return on equity (ROE) over market share. Highly insular companies such as Nissan and Sumitomo Rubber also departed from their traditional "keiretsu" relationships to announce major tie-ups with foreign companies. At the margin all these changes were viewed positively and evidence to this was the record 1.8 trillion yen worth of equities purchased by foreign investors during March.

As we stated in our outlook earlier in the year, we believe 1999 will be remembered as an important milestone for long term investors in Japanese equities. However, a "V" shaped economic recovery remains highly unlikely given the weak domestic Japanese macro activity and rising unemployment. If Japanese managements embrace Western-style corporate restructuring efforts to yield the kinds of changes investors demand, corporate earnings should rebound as ROE improves. However, we believe there will likely be some short term disappointments when restructuring erodes short term profitability and the market becomes subject to corrections as investors realize that momentum may have carried the market ahead of economic reality. We believe that the light at the end of the ten-year depressed economy will likely shine for Japanese consumer technology industries such as Sony's new Playstation II which may in time become a "home server" for numerous applications and fuel new consumer demand for Japanese consumer related products.

Following the lead of Japan, markets in Asia ex-Japan ended the quarter ahead of their 1998 year-end levels. Asia has been riding the wave of euphoria created by the Nikkei's rise in March, and these markets began to benefit from increased attention by foreign investors as they outperformed other developed markets. Hong Kong led the rally as the Hang Seng Index climbed to levels not seen since April 1998. Although the economies of the region have been seeing marginal economic improvement, the strong performance in March was almost wholly attributable to the newfound confidence in Japanese equities. Our strategy of favoring the global franchise names and owning finance, consumer goods and services companies was successful as these holdings outperformed relative to the region.

We are optimistic about Asia and have increased our weighting in the Portfolio to approximately neutral with the Index weighting. Valuations remain attractive relative to historic averages and interest rate declines will support the case for revaluation. As of this writing, the Hong Kong Monetary Authority cut interest rates by 25 basis points on April 9th, following the lead of central banks in Europe, and we expect further rate cuts by year-end. Increased liquidity and Asian consumers' heightened optimism along with their willingness to spend should sustain the economic recovery. Markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value and we expect to see this trend continue in the balance of 1999.

Francine J. Bovich
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       49
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (87.8%)
  AUSTRALIA (2.0%)
    8,600    Brambles Industries Ltd..........................  $     219
   28,450    Broken Hill Proprietary Co., Ltd.................        243
   67,250    Colonial Ltd.....................................        268
   19,950    Commonwealth Bank Of Australia...................        328
  160,400    Fosters Brewing Group Ltd........................        472
   10,160    Lend Lease Corp., Ltd............................        129
   30,030    National Australia Bank Ltd......................        546
   59,700    News Corp., Ltd..................................        442
  118,100    Oil Search Ltd...................................        142
   20,450    Rio Tinto Ltd....................................        286
   94,550    Telstra Corp., Ltd...............................        495
   65,100    Westpac Banking Corp.............................        475
   81,200    WMC Ltd..........................................        259
                                                                ---------
                                                                    4,304
                                                                ---------
  BELGIUM (0.6%)
   33,425    G.I.B. Holdings Ltd..............................      1,317
                                                                ---------
  DENMARK (1.4%)
   16,890    Novo-Nordisk A/S, Class B........................      1,892
   16,010    Unidanmark A/S, Class A (Registered).............      1,095
                                                                ---------
                                                                    2,987
                                                                ---------
  FINLAND (2.7%)
   49,305    KCI Konecranes International.....................      1,706
   15,725    Kone Oyj, Class B................................      1,658
  248,610    Merita Ltd., Class A.............................      1,334
   30,400    Sampo Insurance Co., plc, Class A................        953
   26,308    The Rauma Group..................................        306
                                                                ---------
                                                                    5,957
                                                                ---------
  FRANCE (9.5%)
    5,610    Alcatel Alsthom..................................        646
   15,531    Cie de Saint Gobain..............................      2,469
   82,750    CNP Assurances...................................      2,179
   14,440    Elf Aquitaine....................................      1,964
    6,882    Groupe Danone....................................      1,735
   49,090    Compagnie Generale des Establissements Michelin,
               Class B........................................      2,206
   35,460    Pernod Ricard....................................      2,256
   34,350    Rhone-Poulenc, Class A...........................      1,556
   37,690    Schneider........................................      2,089
   30,450    Total, Class B...................................      3,757
                                                                ---------
                                                                   20,857
                                                                ---------
  GERMANY (6.6%)
   11,940    Adidas AG........................................      1,060
   55,300    BASF AG..........................................      2,015
   48,010    Bayerische Vereinsbank AG........................      2,887
   25,655    Bewag Aktiengesellschaft.........................        527
    3,038    Buderus AG.......................................        982
   13,520    Henkel KGaA-Vorzug...............................        987
    9,550    Hoechst AG.......................................        407


                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

   11,434    Philipp Holzmann AG..............................  $   1,471
    7,650    Plettac AG.......................................        407
   25,400    VEBA AG..........................................      1,339
    1,790    Viag AG..........................................        982
   20,480    Volkswagen AG....................................      1,364
                                                                ---------
                                                                   14,428
                                                                ---------
  HONG KONG (1.7%)
  226,000    Cathay Pacific Airways Ltd.......................        260
   36,000    Cheung Kong Holdings Ltd.........................        274
   35,500    CLP Holdings, Ltd................................        170
  110,000    China Telecom Ltd................................        183
   99,000    Dairy Farm International Holdings Ltd............        115
   98,300    Hong Kong & China Gas Co., Ltd...................        139
  135,200    Hong Kong Telecommunications Ltd.................        267
   11,600    HSBC Holdings plc................................        364
   91,000    Hutchison Whampoa Ltd............................        716
   61,000    Li & Fung Ltd....................................        129
   58,000    Smartone Telecommunications......................        168
   70,000    Sun Hung Kai Properties Ltd......................        524
   53,000    Swire Pacific Ltd., Class A......................        246
   39,000    Television Broadcasts Ltd........................        142
                                                                ---------
                                                                    3,697
                                                                ---------
  IRELAND (0.9%)
   93,430    Bank of Ireland..................................      1,960
                                                                ---------
  ITALY (4.5%)
   57,905    Banca Popolare Di Bergamo S.p.A..................      1,471
  211,200    Marzotto (Gaetano) & Figli S.p.A.................      1,793
  178,800    Mediaset S.p.A...................................      1,684
  292,200    Sogefi S.p.A.....................................        777
  706,111    Telecom Italia S.p.A. (RNC)......................      4,200
                                                                ---------
                                                                    9,925
                                                                ---------
  JAPAN (22.7%)
   17,000    Aiwa Co., Ltd....................................        392
  113,000    Amada Co., Ltd...................................        601
    8,200    Autobacs Seven Co., Ltd..........................        336
   59,000    Canon, Inc.......................................      1,460
   75,000    Casio Computer Co., Ltd..........................        509
   60,000    Dai Nippon Printing Co., Ltd.....................        912
  203,000    Daicel Chemical Industries Ltd...................        669
  113,000    Daifuku Co., Ltd.................................        749
   88,000    Daikin Industries Ltd............................        872
   12,200    FamilyMart Co., Ltd..............................        619
   39,000    Fuji Machine Manufacturing Co....................      1,400
   39,000    Fuji Photo Film Ltd..............................      1,476
   71,000    Fujitec Co., Ltd.................................        577
  119,000    Fujitsu Ltd......................................      1,911
  166,000    Furukawa Electric Co.............................        687
   38,800    Hitachi Credit Corp..............................        770
  224,000    Hitachi Ltd......................................      1,659
  129,000    Kaneka Corp......................................      1,024
   47,000    Kurita Water Industries Ltd......................        769

--------------------------------------------------------------------------------
International Magnum Portfolio

                                       50
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

  JAPAN (CONT.)

   17,600    Kyocera Corp.....................................  $     948
   63,000    Kyudenko Co., Ltd................................        386
   42,000    Lintec Corp......................................        408
   81,000    Matsushita Electric Industrial Co., Ltd..........      1,580
   44,000    Minebea Co., Ltd.................................        455
  234,000    Mitsubishi Chemical Corp.........................        664
   85,000    Mitsubishi Estate Co., Ltd.......................        865
  213,000    Mitsubishi Heavy Industries Ltd..................        962
   58,000    Mitsumi Electric Co., Ltd........................      1,161
  153,000    NEC Corp.........................................      1,841
   57,000    Nifco, Inc.......................................        538
   17,000    Nintendo Corp., Ltd..............................      1,467
      161    Nippon Telegraph & Telephone Corp................      1,577
  289,000    Nissan Motor Co., Ltd............................      1,123
   54,000    Nissha Printing Co., Ltd.........................        366
       85    NTT Data Corp....................................        658
   28,000    Ono Pharmaceutical Co., Ltd......................      1,130
  147,000    Ricoh Co., Ltd...................................      1,536
   32,800    Rinnai Corp......................................        659
    6,000    Rohm Co..........................................        717
   13,000    Ryosan Co........................................        212
   18,000    Sangetsu Co., Ltd................................        289
   62,000    Sankyo Co., Ltd..................................      1,330
  103,000    Sanwa Shutter Corp...............................        531
   71,000    Sekisui Chemical Co..............................        505
   49,000    Sekisui House Co., Ltd...........................        521
   99,000    Shin-Etsu Polymer Co., Ltd.......................        569
   22,100    Sony Corp........................................      2,044
   65,000    Suzuki Motor Co., Ltd............................        862
   16,000    TDK Corp.........................................      1,296
  240,000    Toshiba Corp.....................................      1,640
   37,000    Toyota Motor Corp................................      1,072
  168,000    Tsubakimoto Chain Co.............................        390
   59,000    Yamaha Corp......................................        625
   46,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,457
                                                                ---------
                                                                   49,776
                                                                ---------
  MALAYSIA (0.0%)
   21,000    Carlsberg Brewery Malaysia Bhd...................         55
    8,000    Rothmans of Pall Mall (Malaysia) Bhd.............         47
                                                                ---------
                                                                      102
                                                                ---------
  NETHERLANDS (2.9%)
   53,135    Akzo Nobel N.V. .................................      1,971
   50,700    ING Groep N.V. ..................................      2,799
   19,650    Philips Electronics N.V. ........................      1,603
                                                                ---------
                                                                    6,373
                                                                ---------

                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

  NEW ZEALAND (0.1%)
   85,700    Fletcher Challenge Building......................  $     116
   30,900    Telecom Corp. of New Zealand Ltd. (Installment
               Receipts-Final Installment: NZD 4.15/share due
               3/31/99).......................................        151
                                                                ---------
                                                                      267
                                                                ---------
  NORWAY (0.7%)
   74,285    Sparebanken......................................      1,444
                                                                ---------
  PORTUGAL (0.8%)
   93,050    Electricidade de Portugal........................      1,839
                                                                ---------
  SINGAPORE (0.5%)
   30,000    City Developments Ltd............................        156
   43,000    Natsteel Electronics Ltd.........................        118
   20,000    Oversea-Chinese Banking Corp. (Foreign)..........        136
   17,000    Singapore Airlines Ltd. (Foreign)................        123
   89,000    Singapore Technologies Engineering Ltd. .........         80
   40,000    United Overseas Bank Ltd. (Foreign)..............        250
   29,000    Venture Manufacturing Ltd........................        131
                                                                ---------
                                                                      994
                                                                ---------
  SPAIN (3.0%)
   44,990    Banco Bilbao Vizcaya.............................        672
   49,800    Banco Santander..................................      1,023
   68,300    Endesa...........................................      1,727
   88,650    Iberdrola........................................      1,315
   35,608    Telefonica.......................................      1,513
   34,200    Uralita..........................................        305
                                                                ---------
                                                                    6,555
                                                                ---------
  SWEDEN (3.4%)
   52,100    Autoliv, Inc.....................................      1,987
  369,500    Nordbanken Holding AB............................      2,116
   98,300    Svedala Intrustri AB.............................      1,718
   48,840    Svenska Handelsbanken, Class A...................      1,705
                                                                ---------
                                                                    7,526
                                                                ---------
  SWITZERLAND (7.3%)
    2,718    Cie Financiere Richemont AG, Class A.............      4,528
    3,080    Forbo Holding AG (Registered)....................      1,283
    2,000    Holderbank Financiere Glarus AG, Class B
               (Bearer).......................................      2,242
    2,100    Nestle (Registered)..............................      3,824
      985    Schindler Holding AG (Registered)................      1,665
    3,220    Swisscom AG......................................      1,261
    3,440    Union Bank of Switzerland AG (Registered)........      1,083
                                                                ---------
                                                                   15,886
                                                                ---------

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       51
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------
  UNITED KINGDOM (16.5%)
  716,500    Aegis Group plc..................................  $   1,580
  302,620    Allied Domecq plc................................      2,254
   93,600    Allied Zurich plc................................      1,263
  142,970    Bank of Scotland.................................      1,901
  209,005    BG plc...........................................      1,229
  139,700    BOC Group plc....................................      1,950
   87,100    British Telecommunications plc...................      1,422
  170,752    Burmah Castrol plc...............................      2,611
  180,050    Capital Radio plc................................      1,978
  541,600    Devro plc........................................      1,251
  123,236    Diageo plc.......................................      1,386
  185,160    Great Universal Stores plc.......................      2,019
1,095,400    Halma plc........................................      1,646
  220,100    Imperial Tobacco Group plc.......................      2,277
  578,100    Morgan Crucible Co...............................      2,045
2,648,100    Premier Oil plc..................................        599
  250,056    Reckitt & Colman plc.............................      2,709
  110,920    RMC Group plc....................................      1,502
  192,583    Royal & Sun Alliance Insurance Group plc.........      1,818
  316,600    WPP Group plc....................................      2,747
                                                                ---------
                                                                   36,187
                                                                ---------
TOTAL COMMON STOCKS (Cost $187,149)...........................    192,381
                                                                ---------
PREFERRED STOCKS (2.7%)
  GERMANY(2.7%)
    4,716    Dyckerhoff AG....................................      1,270
   16,140    Fresenius AG.....................................      3,194
    4,480    Suedzucker AG....................................      1,574
                                                                ---------
TOTAL PREFERRED STOCKS (Cost $7,191)..........................      6,038
                                                                ---------

 NO. OF
WARRANTS
---------

WARRANTS (0.0%)
  HONG KONG (0.0%)
   10,650    Hong Kong & China Gas Co., Ltd., expiring 9/30/99
               (Cost $0)......................................         --
                                                                ---------

  FACE
 AMOUNT                                                           VALUE
  (000)                                                           (000)
-------------------------------------------------------------------------

SHORT TERM INVESTMENTS (7.5%)
  REPURCHASE AGREEMENT (7.5%)
$  16,507    Chase Securities, Inc. 4.65%, dated 3/31/99, due
               4/01/99, to be repurchased at $16,509,
               collateralized by U.S. Treasury Bonds, 9.25%,
               due 2/15/16, valued at $16,649 (Cost
               $16,507).......................................  $  16,507
                                                                ---------
FOREIGN CURRENCY (0.3%)
   AUD 23    Australian Dollar................................         15
  GBP   5    British Pound....................................          8
  DKK 302    Danish Krone.....................................         44
  EMU 464    European Monetary Unit...........................        502
   HKD 18    Hong Kong Dollar.................................          2
   MYR 17    Malaysian Ringgit................................          5
                                                                ---------
TOTAL FOREIGN CURRENCY (Cost $571)............................        576
                                                                ---------
TOTAL INVESTMENTS (98.3%) (Cost $211,418).....................    215,502
                                                                ---------

OTHER ASSETS AND LIABILITIES (1.7%)
  Other Assets................................................     58,187
  Liabilities.................................................    (54,551)
                                                                ---------
                                                                    3,636
                                                                ---------
NET ASSETS (100%).............................................  $ 219,138
                                                                ---------
                                                                ---------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $194,308
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,825,880 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $11.55
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $24,830
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,157,266 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)................     $11.51
                                                                ---------
                                                                ---------

------------------------------------------------------------

RNC   --  Non-Convertible Savings Shares

--------------------------------------------------------------------------------
International Magnum Portfolio

                                       52
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the three months ended March 31, 1999, the Portfolio had a total return of 1.77% compared to a total return of 2.78% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one-year period ended March 31, 1999, the total return for the Portfolio was -7.11% compared to -8.42% for the Index. For the five-year period ended March 31, 1999, the average annual total return for the Portfolio was 3.48% compared to -4.79% for the Index. From inception on December 15, 1992 through March 31, 1999, the average annual total return of the Portfolio was 11.21% compared to 2.77% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
-----------------------------------------

                                            TOTAL RETURNS(2)
                           --------------------------------------------------
                                                                   AVERAGE
                                                     AVERAGE        ANNUAL
                                          ONE         ANNUAL        SINCE
                              YTD         YEAR      FIVE YEARS    INCEPTION
                           ----------  ----------  ------------  ------------
PORTFOLIO................       1.77%      -7.11%        3.48%        11.21%
INDEX....................       2.78       -8.42        -4.79          2.77

1. The MSCI EAFE Small Cap Index is an arithmetic, unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East with a fixed market capitalization cut off of U.S. $200-$800 million (this index is a price only index and does not include dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The rather muted Index return for the quarter, masks a much stronger return in local currency terms (EAFE Small Cap +8.13%) offset by U.S. dollar strength, and some strong market returns most notably Japan (+19.5%) and Singapore (+17.7%). Importantly, the Index outperformed large cap EAFE for the first time in many quarters although this primarily reflected strong relative returns in Japan, the U.K. and Scandinavia. In the core European markets small caps continued to lag largely, we believe, as a result of the introduction of the Euro. The large pension funds, most notably in the Netherlands and Ireland, reduced their holdings in domestic small caps in order to increase weightings in large cap 'Euroland'. We believe this process is now largely complete and have started to see some rebound in European small caps in the last few weeks.

The key contributor to the Portfolio's underperformance during the quarter was its low weighting in Japan which cost 1.5% of relative performance. Exceptionally strong stock selection in Australia (Solution 6, ERG, Eltin, Skilled Engineering and Ausdoc) together with strong returns in Italy (Buffetti), Germany (Kamps, Sartorius) and Switzerland (Publigroup) more than compensated for the negative impact of the Japanese underweight in January and February leading to strong relative returns. Stock selection, however, was not sufficient in March to offset both Japan and weak returns in the U.K. (Devro and GEI) and the Netherlands (OPG, Samas).

Turnover for the quarter was 7%, in line with the long-term average. Star City, an Australian casino operator was sold having reached our assessed fair value following strong outperformance. New positions were created in Neopost, a French IPO, Asia Security Printing in Japan and Telestra in Finland.

Neopost is the second largest supplier of franking machines in the world after Pitney Bowes and is the largest player in Europe with 64% of the market in France and 25% in the U.K. The business enjoys good visibility, thanks to strong recurring revenues (60%+) and high barriers to entry. Neopost is in a strong position to benefit from its new products (on-line services) which should boost future growth. The stock was priced at 13 times prospective earnings and 5.8 times cash flow, attractive multiples given the quality of the business and its growth prospects.

Asia Securities Printing is one of the leading Japanese providers of consultancy and printing services

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

                                       53
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

for accounting and legal documents for stock exchange listed companies. Its revenue stream is mainly recurrent as companies tend not to change printing companies given the confidential nature of the material. Growth for Asia Securities Printing is derived from IPO's (new clients) as well as the financial deregulation of the Japanese financial markets which is leading to a higher number of mutual trusts and other financial products for which disclosure documents will have to be printed. The shares were purchased on an earnings ratio of 14 times, price cash flow ratio of 12 times and economic value added/earnings before interest taxes depreciation & amortization (EV/EBITDA) ratio of 2.5 times, which represented a very substantial discount to its peer group valuation and our discounted cash flow (DCF).

Teleste is a Finnish provider of cable network equipment and multi-media language training products. Within the European market for cable network equipment, Teleste is the third largest player. This market is expected to experience dramatic growth during the next few years as the cable operators upgrade their networks to cater to telephony services, digital TV and interactive services. The shares were purchased on a price earnings ratio of
17.5 times and price cash flow ratio of 12.7 times which we believe offers attractive value given growth prospects and peer group valuations.

The U.S. economy has continued to enjoy solid, low inflationary growth, despite our ongoing concerns over its sustainability, and it has certainly helped confidence in the rest of the world, most particularly Asia. Nevertheless the capital goods cycle has been weak as expected and the Portfolio benefited during the quarter from its reduced exposure to this sector.

The Asian markets have bounced back strongly with the exception of Hong Kong. We continue to worry over China and its ability to walk its tight rope of reform given increasing cross winds of domestic pressure and loss of export competitiveness. Nevertheless valuations in small cap Hong Kong appear to more than discount this concern and a recent visit has uncovered some interesting new ideas.

In contrast we continue to struggle with value in Japan and Singapore. The Japanese Government's efforts to solve the banking crisis are indeed encouraging but the headline-making announcements of significant restructuring measures from corporate Japan -- Sony and Hitachi to name two -- do not reflect what we are seeing at the smaller company level. Although the Portfolio's Japanese weighting has doubled over the last year from 8% to 17% this still leaves us shy of the 32% Index weight and reflects our difficulties in finding quality business franchises in Japan on attractive multiples. The recent rally in small caps was largely focussed in growth names despite their already demanding valuations. Deeply discounted Japanese value, while available in abundance, has barely moved and will require greater evidence of a change in management's attitudes to shareholder value or, more likely, increasing merger and acquisition activity of which we are just starting to see the first signs.

In Singapore what is striking is the shortage of quality business franchises available. Moreover, just as in Japan, the much touted corporate restructuring, which is currently the key driver of earnings growth in this market, is limited to large cap dominated conglomerates and banks.

In Europe the European Central Bank's recent 0.5% interest rate cut has positively surprised investors, adding to the relief provided by the resignation of Mr. Lafontaine in Germany during the quarter. Despite a recent rally in cyclicals, however, we remain cautious on the outlook for core Europe although we continue to be impressed with the nimbleness of many small cap management teams in working around the restrictive working practices in France and Germany. The U.K. looks increasingly like a soft landing and recent strength has rewarded the Portfolio's increased weighting here.

While it was pleasing to see small caps finally starting to enjoy some relative strength in some markets, this is only the tip of the iceberg given the relative underperformance of small caps over the last few years. Valuations are compelling.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degaus
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
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                                       54
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
  SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (93.5%)
  AUSTRALIA (9.2%)
  1,396,940    Ausdoc Group Ltd.................................  $     2,837
    623,503    Auspine Ltd......................................          653
  1,748,543    Australian Hospital Care Ltd.....................        1,116
    887,866    Bains Harding Ltd................................          115
    361,560    BRL Hardy Ltd....................................        1,549
  1,973,731    Eltin Ltd........................................        1,891
  7,440,847    E.R.G. Ltd.......................................        8,546
  7,490,464    Parbury Ltd......................................        1,331
    683,700    Ramsay Health Care Ltd...........................          646
  1,490,614    Skilled Engineering Ltd..........................        2,365
  1,188,900    Solution 6 Holdings Ltd..........................        1,848
                                                                  -----------
                                                                       22,897
                                                                  -----------
  DENMARK (1.0%)
     72,400    Sydbank A/S......................................        2,370
                                                                  -----------
  FINLAND (5.9%)
     87,308    KCI Konecranes International.....................        3,021
     47,573    Kone Oyj, Class B................................        5,016
    314,100    Metsa Tissue Oyj.................................        2,377
    282,458    Rapala Normark Corp..............................        2,205
     71,200    Teleste Oyj......................................          643
    134,010    The Rauma Group..................................        1,558
                                                                  -----------
                                                                       14,820
                                                                  -----------
  FRANCE (7.0%)
     34,569    Algeco...........................................        2,411
     24,500    Chargeurs........................................        1,306
     21,999    Dauphin O.T.A....................................        1,713
     41,053    De Dietrich et Compagnie.........................        1,994
     93,113    Europeene d'Extincteurs..........................        4,566
     90,490    Legris Industries................................        4,208
     87,250    Neopost S.A......................................        1,406
                                                                  -----------
                                                                       17,604
                                                                  -----------
  GERMANY (5.4%)
     60,094    Beru AG..........................................        1,170
     11,680    Kamps AG.........................................        1,225
     81,120    Marseille-Kliniken AG............................        1,197
    117,509    Moebel Walther AG................................        2,033
     18,134    Philipp Holzmann AG..............................        2,333
      3,432    Plettac AG.......................................          183
     13,510    Sartorius AG.....................................        2,760
     93,230    Winkler & Duennebier AG..........................        2,551
                                                                  -----------
                                                                       13,452
                                                                  -----------
  HONG KONG (2.2%)
  1,514,000    Li & Fung Ltd....................................        3,204
  7,657,000    Vitasoy International Holdings Ltd...............        2,223
                                                                  -----------
                                                                        5,427
                                                                  -----------


                                                                     VALUE
  SHARES                                                             (000)
-----------------------------------------------------------------------------

  IRELAND (3.6%)
  1,809,127    Anglo Irish Bank Corp. plc (British Pound
                 Shares)........................................  $     5,223
    100,005    Clondalkin Group plc.............................          714
    539,556    Green Property plc...............................        3,122
                                                                  -----------
                                                                        9,059
                                                                  -----------
  ITALY (2.9%)
  1,174,200    Buffetti S.p.A...................................        5,016
    459,000    Sogefi S.p.A.....................................        1,221
     18,200    Vincenzo Zucchi S.p.A............................          135
    207,050    Vincenzo Zucchi S.p.A. (NCS).....................          940
                                                                  -----------
                                                                        7,312
                                                                  -----------
  JAPAN (17.2%)
     94,800    Aiful Corp.......................................        6,461
    237,900    Asatsu, Inc......................................        6,671
     37,000    Asia Securities Printing Co., Ltd................          523
     72,400    Disco Corp.......................................        2,813
    231,000    Foster Electric Co., Ltd.........................        1,385
    760,000    Hankyu Realty Co., Ltd...........................        3,126
    227,000    Hanshin Department Store Ltd.....................          949
     86,000    H.I.S. Co., Ltd..................................        2,528
    780,000    Japan Oil Transportation Co., Ltd................        1,449
    117,000    Kirin Beverage Corp..............................        2,149
    131,600    Maezawa Kasei Industries.........................        1,556
    135,000    Nifco, Inc.......................................        1,274
    676,000    Nissan Fire & Insurance Co.......................        1,953
    110,000    Nissei Industries................................          743
     64,000    Rock Field Co., Ltd..............................        1,519
    136,000    Sotoh Co., Ltd...................................          689
    598,000    Toc Co...........................................        4,545
    240,000    Ushio, Inc.......................................        2,556
                                                                  -----------
                                                                       42,889
                                                                  -----------
  NETHERLANDS (7.1%)
     74,600    Ahrend Groep N.V. ...............................        1,303
    103,595    Apothekers Cooperatie OPG........................        2,218
     52,373    Atag Holding N.V. ...............................          971
     83,850    Benckiser N.V., Class B..........................        4,710
    105,700    GTI Holding N.V..................................        2,057
    118,299    Hollandsche Beton Groep N.V. ....................        1,247
     58,510    International Muller.............................        1,199
     67,600    Nutreco Holding N.V. ............................        2,789
     95,532    Samas Groep N.V. ................................        1,240
                                                                  -----------
                                                                       17,734
                                                                  -----------
  NEW ZEALAND (2.1%)
  1,111,100    Auckland International Airport Ltd...............        1,629
    766,736    Fisher & Paykel Industries Ltd...................        2,544
    842,700    Fletcher Challenge Building......................        1,141
                                                                  -----------
                                                                        5,314
                                                                  -----------

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

                                       55
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
  SHARES                                                             (000)
-----------------------------------------------------------------------------
  NORWAY (2.2%)
     70,850    Adelsten ASA, Class B............................  $       431
    121,900    Kverneland ASA...................................        2,480
    228,020    Oceanor..........................................           --
    128,268    Sparebanken......................................        2,493
                                                                  -----------
                                                                        5,404
                                                                  -----------
  SINGAPORE (0.6%)
  1,101,000    GP Batteries International Ltd...................        1,613
                                                                  -----------
  SPAIN (1.2%)
    105,358    Miquel y Costas & Miquel.........................        3,025
                                                                  -----------
  SWEDEN (2.8%)
    104,900    Haldex AB........................................        1,508
    245,240    Nobel Biocare AB.................................        3,377
     75,510    Scandic Hotels AB................................        2,171
                                                                  -----------
                                                                        7,056
                                                                  -----------
  SWITZERLAND (6.3%)
        957    Bobst AG (Bearer)................................        1,134
     10,567    Edipresse (Bearer)...............................        2,433
      9,440    PubliGroupe......................................        4,098
      4,841    SIG Schweizensche Industrie-Gesellschaft Holding
                 AG (Registered)................................        2,787
     11,154    Valora Holding AG................................        2,629
      6,305    Zehnder Holding AG, Class B......................        2,648
                                                                  -----------
                                                                       15,729
                                                                  -----------
  UNITED KINGDOM (16.8%)
    981,300    Aegis Group plc..................................        2,164
    350,970    Capital Radio plc................................        3,856
  1,118,190    Devro plc........................................        2,583
  2,540,850    Donelon Tyson plc................................           --
  2,159,498    GEI International plc............................        1,378
    889,423    Informa Group plc................................        4,828
  1,024,665    John Mowlem & Co. plc............................        1,937
 33,795,100    Kendell plc......................................           --
    214,635    Le Riches Stores plc.............................        1,716
    676,800    Litho Supplies plc...............................        1,564
  2,631,600    Matthews (Bernard) plc...........................        5,442
    673,960    NHP plc..........................................        1,960
    459,700    Oriflame International...........................        1,337
  2,659,393    Pentos plc.......................................           --
    577,200    Quadramatic plc..................................        1,520
    177,172    Seton Scholl Healthcare Group plc................        2,304
    373,700    SGB Group plc....................................        1,364
  1,149,800    SIG plc..........................................        2,879
  1,509,500    The 600 Group plc................................        1,780
  1,086,300    Time Products plc................................        1,518
    392,600    Westminster Health Care Holdings plc.............        1,915
                                                                  -----------
                                                                       42,045
                                                                  -----------
TOTAL COMMON STOCKS (Cost $250,635).............................      233,750
                                                                  -----------


                                                                     VALUE
  SHARES                                                             (000)
-----------------------------------------------------------------------------

PREFERRED STOCKS (2.5%)
  GERMANY (2.5%)
      9,355    Dyckerhoff AG....................................  $     2,519
      6,111    STO AG-Vorzug....................................        1,255
    158,703    Wuerttembergische Metallwarenfabrik AG...........        2,488
                                                                  -----------
TOTAL PREFERRED STOCKS (Cost $7,703)............................        6,262
                                                                  -----------

  NO. OF
  RIGHTS
-----------

RIGHTS (0.1%)
  AUSTRALIA (0.1%)
      1,189    Solution 6 Holdings Ltd. (Cost $0)...............          339
                                                                  -----------
TOTAL FOREIGN SECURITIES (96.1%) (Cost $258,338)................      240,351
                                                                  -----------

   FACE
  AMOUNT
-----------

SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
$     7,736    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                 4/01/99, to be repurchased at $7,737,
                 collateralized by U.S. Treasury Bonds, 7.125%
                 due 2/15/23, valued at $7,796 (Cost $7,736)....        7,736
                                                                  -----------
FOREIGN CURRENCY (0.5%)
    AUD 363    Australian Dollar................................          230
    GBP 167    British Pound....................................          269
    EUR 391    European Monetary Unit...........................          423
 JPY 22,444    Japanese Yen.....................................          190
                                                                  -----------
TOTAL FOREIGN CURRENCY (Cost $1,101)............................        1,112
                                                                  -----------
TOTAL INVESTMENTS (99.7%) (Cost $267,175).......................      249,199
                                                                  -----------

OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets...................................................       2,796
  Liabilities....................................................      (2,011)
                                                                   ----------
                                                                          785
                                                                   ----------
NET ASSETS (100%)................................................  $  249,984
                                                                   ----------
                                                                   ----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,105,040 outstanding $0.001 par value shares
  (authorized 1,000,000,000 shares)...........................     $15.52
                                                                ---------
                                                                ---------

------------------------------------------------------------

NCS   --  Non-Convertible Shares

--------------------------------------------------------------------------------
International Small Cap Portfolio

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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the three months ended March 31, 1999, the Portfolio had a total return of 11.83% for the Class A shares and 11.58% for the Class B shares as compared to 12.18% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 18.08% for the Class A shares and 17.48% for the Class B shares compared to 15.49% for the Index. From inception on April 25, 1994 through March 31, 1999, the average annual total return of Class A shares was 0.60% compared to -4.91% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 2.23% compared to -7.89% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN
INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                             ------------------------------------------
                                             ONE       AVERAGE ANNUAL
                                YTD         YEAR       SINCE INCEPTION
                             ----------  -----------  -----------------
PORTFOLIO -- CLASS A.......      11.83%       18.08%          0.60%
PORTFOLIO -- CLASS B.......      11.58        17.48           2.23
INDEX -- CLASS A...........      12.18        15.49          -4.91
INDEX -- CLASS B...........      12.18        15.49          -7.89

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Japanese equity market rallied during the first quarter, particularly during March as investors began re-evaluating their allocation to Japanese equities. The Bank of Japan sent a subtle message in January yen intervention at 110 level suggesting authorities did not desire a strong currency, which also seemed to be supported during the G7 Bonn Summit in February. Yields on 10-year Japanese Government Bonds (JGB) rose rapidly during the beginning of the year owing to fears of huge supply coming to the market with deficit spending substantially increasing in a weak economic environment. To stem this rise the Bank of Japan guided the overnight call rate to "0" and the Ministry of Finance's Trust Fund Bureau announced they will continue to purchase JGB's in a reversal of previous statements. Both of these developments were viewed positively by investors because Government authorities acted quickly and decisively to calm market volatility.

In addition, the Government's proposal to provide Y7.4 trillion of public funds for Japanese banks' non-performing loans was officially approved after considerable debate. Under this scheme banks will issue preference shares to the Japanese Government to write off non-performing loans and in turn these banks are expected to comply with the FSA (Financial Supervisory Authority) for disclosure of non-performing loans as well as definitive measures to improve profitability. Furthermore, to alleviate the credit crunch for medium to smaller companies the Government's Y20 trillion loan guarantee program enacted in 1998 became available should these companies require such credit. With the above mentioned factors investors became increasingly convinced that many of Japan's recent credit and non-performing loan problems were sufficiently addressed by the authorities and sentiment regarding investments in Japan greatly improved.

At the same, time full scale restructuring efforts seemed to make daily headlines on a micro level; NEC, Sony, Mitsubishi Chemical and numerous other leading private sector companies declared unprecedented labor, production and management changes which focused on return on equity over market share. Highly insular companies such as Nissan and Sumitomo Rubber also departed from their traditional "keiretsu" relationships to announce major tie-ups with foreign companies. At the margin all these changes were viewed positively and evidence to this was the record Y1.8 trillion worth of equities purchased by foreign investors during March.

While domestic Japanese institutional and corporate investors were largely inactive or net sellers during the quarter preparing for their fiscal year-end in March, Japanese retail investors returned to the

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

market. Record consecutive rises in the OTC Index as well as heavily oversubscribed IPO's suggested that many have made money in the markets and contributed to the improvement of overall market sentiment and volume of trading activity. In addition, the NY Dow reached record highs during the quarter which also added momentum to the buying frenzy during March.

OUTLOOK
As we stated in our outlook earlier in the year, we believe 1999 will be remembered as an important milestone for long term investors in Japanese equities. Restructuring on a micro level appears to be real while authorities have provided a "put option" for Japanese banks in the form of public funds and issuance of preference shares. A "V" shaped economic recovery is highly unlikely given the weak domestic Japanese macro activity and rising unemployment. However, it is evident to us that corporate earnings will rebound as return on equity improves with these restructuring efforts. Importantly, we believe there will likely be some short-term disappointments when restructuring erodes short-term profitability and the markets therefore become subject to corrections as investors realize that momentum may have carried the market ahead of economic reality. We believe that the light at the end of the ten year depressed economy will likely shine for Japanese consumer technology industries such as Sony's new Playstation II which may in time become a "home server" for numerous applications and fuel new consumer demand for Japanese consumer related products.

We have sold our positions in Tokyo Electron and Murata during the quarter. Both securities have reached our valuation targets and departed in the cheapest 1/3 of our valuation screens for price/book ratio, price/cash flow ratio and price/earnings ratio and we have used proceeds to add to our existing positions in Toshiba, Mineabea, Sony and Ono Pharmaceuticals based on their relative attractive valuations.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Japanese Equity Portfolio

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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (94.4%)
  APPLIANCES & HOUSEHOLD DURABLES (6.6%)
       85,000    Matsushita Electric Industrial Co., Ltd..........  $   1,658
       20,000    Sony Corp........................................      1,850
                                                                    ---------
                                                                        3,508
                                                                    ---------
  AUTOMOBILES (7.5%)
       70,000    Nifco, Inc.......................................        660
      338,000    Nissan Motor Co., Ltd............................      1,313
       70,000    Suzuki Motor Co., Ltd............................        929
       37,000    Toyota Motor Corp................................      1,072
                                                                    ---------
                                                                        3,974
                                                                    ---------
  BROADCASTING & PUBLISHING (0.8%)
       60,000    Nissha Printing Co., Ltd.........................        406
                                                                    ---------
  BUILDING MATERIALS & COMPONENTS (4.4%)
       90,000    Fujitec Co., Ltd.................................        731
       25,000    Rinnai Corp......................................        503
      100,000    Sanwa Shutter Corp...............................        515
       82,000    Sekisui Chemical Co..............................        584
                                                                    ---------
                                                                        2,333
                                                                    ---------
  BUSINESS & PUBLIC SERVICES (2.0%)
       69,000    Dai Nippon Printing Co., Ltd.....................      1,049
                                                                    ---------
  CHEMICALS (5.3%)
      171,000    Daicel Chemical Industries Ltd...................        563
      140,000    Kaneka Corp......................................      1,111
      218,000    Mitsubishi Chemical Corp.........................        619
       90,000    Shin-Etsu Polymer Co., Ltd.......................        517
                                                                    ---------
                                                                        2,810
                                                                    ---------
  CONSTRUCTION & HOUSING (1.1%)
       57,000    Sekisui House Co.,Ltd............................        607
                                                                    ---------
  DATA PROCESSING & REPRODUCTION (8.9%)
       60,000    Canon, Inc.......................................      1,485
      110,000    Fujitsu Ltd......................................      1,767
      141,000    Ricoh Co., Ltd...................................      1,473
                                                                    ---------
                                                                        4,725
                                                                    ---------
  ELECTRICAL & ELECTRONICS (13.9%)
      208,000    Hitachi Ltd......................................      1,541
       75,000    Mineabea Co., Ltd................................        775
       54,000    Mitsumi Electric Co., Ltd........................      1,081
      140,000    NEC Corp.........................................      1,685
       36,000    Ryosan Co........................................        586
      253,000    Toshiba Corp.....................................      1,728
                                                                    ---------
                                                                        7,396
                                                                    ---------
  ELECTRONIC COMPONENTS, INSTRUMENTS (6.8%)
       21,000    Kyocera Corp.....................................      1,131
        8,000    Rohm Co..........................................        956
       19,000    TDK Corp.........................................      1,539
                                                                    ---------
                                                                        3,626
                                                                    ---------


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  ENERGY EQUIPMENT & SERVICES (1.3%)
       44,000    Kurita Water Industries Ltd......................  $     720
                                                                    ---------
  FINANCIAL SERVICES (1.8%)
       49,000    Hitachi Credit Corp..............................        972
                                                                    ---------
  FOOD & HOUSEHOLD PRODUCTS (3.2%)
       24,000    Aiwa Co., Ltd....................................        553
       16,000    Sangetsu Co., Ltd................................        257
       84,000    Yamaha Corp......................................        890
                                                                    ---------
                                                                        1,700
                                                                    ---------
  HEALTH & PERSONAL CARE (8.0%)
       34,000    Ono Pharmaceutical Co., Ltd......................      1,373
       69,000    Sankyo Co., Ltd..................................      1,480
       45,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,425
                                                                    ---------
                                                                        4,278
                                                                    ---------
  INDUSTRIAL COMPONENTS (1.2%)
      150,000    Furukawa Electric Co.............................        621
                                                                    ---------
  MACHINERY & ENGINEERING (8.0%)
       73,000    Amada Co., Ltd...................................        388
       60,000    Daifuku Co., Ltd.................................        398
       53,000    Daikin Industries Ltd............................        525
       43,000    Fuji Machine Manufacturing Co., Ltd..............      1,544
      243,000    Mitsubishi Heavy Industries Ltd..................      1,098
      130,000    Tsubakimoto Chain Co.............................        302
                                                                    ---------
                                                                        4,255
                                                                    ---------
  MERCHANDISING (1.1%)
       12,000    FamilyMart Co., Ltd..............................        609
                                                                    ---------
  MULTI-INDUSTRY (0.9%)
       50,000    Lintec Corp......................................        486
                                                                    ---------
  REAL ESTATE (1.7%)
       87,000    Mitsubishi Estate Co., Ltd.......................        885
                                                                    ---------
  RECREATION, OTHER CONSUMER GOODS (7.0%)
       91,000    Casio Computer Co................................        617
       37,000    Fuji Photo Film Ltd..............................      1,400
       20,000    Nintendo Corp., Ltd..............................      1,726
                                                                    ---------
                                                                        3,743
                                                                    ---------
  TELECOMMUNICATIONS (2.9%)
          155    Nippon Telegraph & Telephone Corp................      1,519
                                                                    ---------
TOTAL COMMON STOCKS (Cost $46,928)................................     50,222
                                                                    ---------

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (5.2%)
  REPURCHASE AGREEMENT (5.2%)
$       2,768    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                   4/01/99, to be repurchased at $2,768,
                   collateralized by U.S. Treasury Bonds, 10.375%
                   due 11/15/12, valued at $2,849 (Cost $2,768)...  $   2,768
                                                                    ---------
TOTAL INVESTMENTS (99.6%) (Cost $49,696)..........................     52,990
                                                                    ---------

OTHER ASSETS AND LIABILITIES (0.4%)
  Other Assets.....................................................    15,357
  Liabilities......................................................   (15,166)
                                                                     --------
                                                                          191
                                                                     --------
NET ASSETS (100%)..................................................  $ 53,181
                                                                     --------
                                                                     --------

                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------
CLASS A:
NET ASSETS.........................................................  $ 51,817
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 7,511,647 outstanding $0.001 par value shares
  (authorized, 500,000,000 shares).................................  $   6.90
                                                                     --------
                                                                     --------
CLASS B:
NET ASSETS.........................................................  $  1,364
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 199,420 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................  $   6.84
                                                                     --------
                                                                     --------

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the three months ended March 31, 1999, the Portfolio had a total return of 17.06% for the Class A shares and 16.96% for the Class B shares compared to a total return of 15.69% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -29.03%, for the Class A shares and -28.78% for the Class B shares compared to -25.27% for the Index. From inception on January 18, 1995 through March 31, 1999, the average annual total return of Class A Shares was 8.58% compared to 2.42% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B Shares was 12.77% compared to 5.07% for the Index.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
-----------------------------------------

                                     TOTAL RETURNS(2)
                        -------------------------------------------
                                        ONE        AVERAGE ANNUAL
                           YTD         YEAR       SINCE INCEPTION
                        ----------  -----------  ------------------
PORTFOLIO -- CLASS
 A....................      17.06%      -29.03%           8.58%
PORTFOLIO -- CLASS
 B....................      16.96       -28.78           12.77
INDEX -- CLASS A......      15.69       -25.27            2.42
INDEX -- CLASS B......      15.69       -25.27            5.07

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Outperformance relative to the Index was largely attributable to our Mexican positions. Overweighting the country was favorable, as Mexico was the best performing Latin market during the quarter gaining 29.9%. Additionally, our Mexican stock selection was strong. Underweighting Colombia (-14.2%) and Venezuela (-13.3%) also helped performance. Less favorable was our stock selection in Brazil and Chile.

The first quarter of 1999 was the watershed for the Latin markets. Characterized by strong performance, the turning point in the markets occurred with the devaluation of the Brazilian real. On January 21, the Brazilian authorities abandoned the currency peg that was put in place in mid 1994. With dollar reserves plummeting daily, pressure from capital flight had become too great.

The Brazilian devaluation had long been expected and much of the risk premium attached to such an event had been priced into the market. Consequently, with this event behind it, the market looked forward to a more encouraging future both for Brazil and the region as a whole. Many observers were amazed to see the Brazilian equity market gain 5.5% in U.S. dollars over the quarter. However, in the weeks after the devaluation, the Brazilian government took decisive action to ensure new, strong management of the central bank as well as aggressively passing measures through congress that were essential in achieving the primary fiscal targets agreed upon with the IMF.

With regard to the central bank, Arminio Fraga, former portfolio manager for Soros Funds Management's Quantum Emerging Growth Fund was appointed as its head. Fraga offers financial expertise and a more reliable currency management technique. The move was taken to be so positive that most foreign banks with Brazilian exposure decided to roll over most of their credit to Brazilian institutions and in addition, welcomed the notion of a sovereign bond issue. These developments ensured that confidence both domestically and externally improved dramatically. Inflation has remained surprisingly subdued and the currency has rallied off its lows.

We are confident that Brazil has avoided insolvency in the near-term and are more optimistic on the country's ability to avoid debt default over time. However, Brazil's continued solvency will be contingent upon the government's ability to keep real interest rates low (sub 15%) and the primary fiscal

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

surplus high (above 3% GDP). Should the government achieve this, the growth in the stock of public debt (now at 49% GDP) will be contained and the debt restructuring avoided. To ensure that rates do remain low, congress and the executive (President Cardoso and his cabinet) must be seen to be acting responsibly. Legislation must pass that allows for social security system and tax reforms. We do want to point out that none of these measures are necessary for the government to achieve their fiscal targets with the IMF for this year. They are important however for the longer-term health of the economy, and hence guide market sentiment.

Over the course of the quarter, we have added to our Brazilian exposure and are now overweight the Index. Within Brazil, we are focusing on the telecommunications industry that offers strong management, high pent-up demand, and room for cost efficiencies. Telebras is one such example. Telebras was the former holding company for the Brazilian telecommunications sector. The company was privatized during the past summer, and split into 12 separate companies. Through the purchase of the aggregated Telebras security, we are able to tap into all 12 companies, taking advantage of reduced transaction charges and increased liquidity. Telebras offers a great potential for revenue growth and significant margin expansion.

While Mexico performed as poorly as Brazil in 1998, its strong economic position, coupled with increasing oil prices, have allowed Mexico to differentiate itself from the rest of Latin America in the first quarter of 1999. The strength in oil prices has removed any constraints that were weighing on the government's fiscal balance and consistently lower than expected inflation allowed the peso to rally 7% in real terms. Given its better than expected economy, stronger currency and lower domestic interest rates, dollar earnings estimates for Mexico were revised upwards, providing a further boost to the market.

Within Mexico, we are focusing on consumer-related industries, such as telecommunications, broadcasting and publishing, beverages, retailing, and health and personal care. Telmex, one of our holdings, is an integrated telecommunications provider for Mexico. The company offers excellent management which focuses on profitability, ensuring the enhancement of shareholder value. We also own Televisa, the largest media conglomerate in Mexico, which includes a television network, publishing, radio and music companies. Televisa offers a favorable combination of cost reductions, ratings momentum and improved management focus. Upside exists for tariff increases as advertising rates in Mexico are among the cheapest in the world.

Argentina's market lagged, gaining only 4.7% during the quarter. We are underweight Argentina owing to potential internal and external risks. Endogenous risks include election year uncertainties, as a new President will come into power in October, a deteriorating current account, and the economy's direct link to Brazil. While Brazil has been improving, any set back will hinder Argentina's progress. Exogenous risks include a weak commodity cycle and a rise in U.S. interest rates. Within Argentina, we are invested in the energy sector, specifically YPF, the country's largest integrated oil and gas company, and in the telecommunications sector.

Chile's market rose 16.3%, largely driven by an interest rate cut, increased demand for pulp from Asian markets, and a critical change in company by-laws for energy-giant Enersis. We are underweight Chile given its slowing economy and lackluster corporate earnings. Chile's lack of export diversification has hindered it economically given the country's dependence on commodities. Specifically, weak copper prices remain a concern.

Turning to other countries, domestic factors including high interest rates, inflation and a slowing economy have resulted in our Colombian underweight. We are also underweight Peru and Venezuela. Peru, like Chile, is highly commodity dependent (particularly copper) and thus has been negatively impacted by low commodity prices. Concerns regarding Venezuela include uncertainty over President Chavez' policies, its oil price dependence, and prospects of a currency devaluation.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Latin American Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
---------------------------------------------------------------------------

COMMON STOCKS (97.3%)
  ARGENTINA (11.0%)
      17,712    Perez Companc, Class B...........................  $     83
      44,285    Quilmes Industrial ADR...........................       418
      18,281    Telecom Argentina ADR............................       502
      10,622    Telefonica de Argentina ADR......................       321
      27,710    YPF ADR..........................................       875
                                                                   --------
                                                                      2,199
                                                                   --------
  BRAZIL (35.4%)
  11,847,000    Banco Nacional (Preferred).......................        --
  11,891,386    CEMIG (Preferred)................................       266
      18,864    CEMIG ADR (Preferred)............................       420
 (e)   1,275    CEMIG ADR (Preferred)............................        28
 683,074,000    Cia Electric Est Rio Janeiro.....................       155
   6,193,000    Cia Siderurgica Nacional.........................       105
   1,820,177    CRT (Preferred)..................................       552
       5,000    CVRD.............................................        53
      34,986    CVRD (Bonus Shares)..............................        --
      13,175    CVRD ADR (Preferred).............................       193
      29,233    CVRD, Class A (Preferred)........................       430
      30,790    Copel ADR (Preferred)............................       231
  46,915,400    Copel, Class B ADR (Preferred)...................       354
     603,830    Coteminas........................................        34
       9,105    Coteminas ADR....................................        27
   4,654,000    Eletrobras.......................................        91
   5,564,000    Eletrobras, Class B (Preferred)..................       117
  23,982,000    Embratel.........................................       403
  10,100,532    Gerdau (Preferred)...............................       104
       5,000    Globex Utilidades (Preferred)....................        18
     389,175    Itaubanco (Preferred)............................       199
     208,900    Iven (Preferred).................................        22
  10,009,300    Lojas Arapua (Preferred).........................        --
      13,460    Lojas Arapua ADR (Preferred).....................        --
   5,889,000    Petrobras (Preferred)............................       817
       4,933    Petrobras ADR (Preferred)........................        69
   5,153,000    Renner Participacoes.............................         4
      49,299    Rossi GDR........................................        43
     101,175    Rossi GDS........................................        89
  20,882,275    Tele Celular Sul (Preferred).....................        42
  23,363,675    Tele Centro Sul..................................       218
 132,328,000    Tele Leste Celular (Preferred)...................        88
  77,455,600    Tele Nordeste Celular (Preferred)................        84
 128,532,000    Tele Norte Celular (Preferred)...................        77
  33,435,000    Tele Norte Leste (Preferred).....................       511
  14,478,275    Tele Sudeste Celular (Preferred).................        59
       3,890    Tele Sudeste Celular ADR.........................        79
  32,144,275    Telebras (Preferred).............................         5
       7,447    Telebras ADR (Preferred).........................       600
       3,921    Telenorte Leste (ADR)............................        60
  13,868,275    Telesp Celular (Preferred).......................       116
         550    Teleste Celular ADR..............................        18


                                                                    VALUE
   SHARES                                                           (000)
---------------------------------------------------------------------------

      13,173    Unibanco GDR (Preferred).........................  $    254
      20,150    Usiminas.........................................        34
                                                                   --------
                                                                      7,069
                                                                   --------
  CHILE (9.0%)
       3,840    Banco Edwards ADR................................        44
       3,180    Banco Santander ADR..............................        48
       2,478    Banco Santiago ADR...............................        44
       9,505    CCU ADR..........................................       207
      17,797    Chilectra ADR....................................       382
      17,865    Cia. De Telecomunicaciones de Chile ADR..........       421
       6,316    D&S ADR..........................................        78
      17,903    Endesa ADR.......................................       252
       6,468    Enersis ADR......................................       173
       8,245    Quinenco ADR.....................................        82
       8,063    Santa Isabel ADR.................................        70
                                                                   --------
                                                                      1,801
                                                                   --------
  COLOMBIA (0.4%)
      13,621    Bavaria..........................................        60
      22,318    Valores Bavaria..................................        23
                                                                   --------
                                                                         83
                                                                   --------
  MEXICO (39.5%)
      45,907    Alfa, Class A....................................       139
      32,531    Banacci, Class B.................................        70
      78,246    Banacci, Class L.................................       157
     443,043    Bancomer, Class B................................       152
     118,138    Banorte, Class B.................................       155
      53,971    Carso Global Telecom.............................       280
      69,215    Carso, Class A1..................................       284
      55,880    Cemex CPO........................................       228
      26,120    Cemex CPO ADR....................................       212
      51,529    Cemex, Class B...................................       216
      43,584    Cemex, Class B ADR...............................       365
     233,731    Cifra, Class C...................................       361
      22,071    Cifra, Class V...................................        35
       1,960    Cifra, Class V ADR...............................        30
      21,187    Femsa ADR........................................       656
      31,361    Femsa (Units)....................................        96
      53,656    Grupo Industrial Bimbo, Class A..................       120
      74,253    Grupo Modelo, Class C............................       190
     186,761    Kimberly-Clark, Class A..........................       704
      88,357    Soriana, Class B.................................       306
      15,613    Tamsa ADR........................................       141
      25,037    Televisa CPO GDR.................................       786
      31,258    Telmex, Class L ADR..............................     2,047
       8,212    TV Azteca ADR....................................        51
      19,843    Vitro ADR........................................       115
                                                                   --------
                                                                      7,896
                                                                   --------
  PERU (1.1%)
      17,426    Tel Peru, Class B ADR............................       222
                                                                   --------

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
---------------------------------------------------------------------------
  VENEZUELA (0.9%)
      10,225    CANTV ADR........................................  $    186
                                                                   --------
TOTAL COMMON STOCKS (Cost $21,312)...............................    19,456
                                                                   --------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (1.9%)
  REPURCHASE AGREEMENT (1.9%)
$        372    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                  4/01/99, to be repurchased at $372,
                  collateralized by U.S. Treasury Bonds, 8.875%,
                  due 8/15/17, valued at $375 (Cost $372)........       372
                                                                   --------
FOREIGN CURRENCY (0.0%)
    ARP    1    Argentine Peso...................................         1
   BRL     4    Brazilian Real...................................         2
    MXP   15    Mexican Peso.....................................         2
                                                                   --------
TOTAL FOREIGN CURRENCY (Cost $4).................................         5
                                                                   --------
TOTAL INVESTMENTS (99.2%) (Cost $21,688).........................    19,833
                                                                   --------

OTHER ASSETS AND LIABILITIES (0.8%)
  Other Assets....................................................      376
  Liabilities.....................................................     (213)
                                                                    -------
                                                                        163
                                                                    -------
NET ASSETS (100%).................................................  $19,996
                                                                    -------
                                                                    -------

-----------------------------------------------------------------------
CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $18,723
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,372,769 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................    $7.89
                                                                -------
                                                                -------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................   $1,273
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 160,629 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................    $7.93
                                                                -------
                                                                -------

------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

--------------------------------------------------------------------------------
Latin American Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1) AND THE LIPPER CAPITAL APPRECIATION INDEX
-----------------------------------------

                                        TOTAL RETURNS(2)
                           ------------------------------------------
                                                     AVERAGE ANNUAL
                              YTD       ONE YEAR    SINCE INCEPTION
                           ----------  ----------  ------------------
PORTFOLIO -- CLASS A.....      13.09%      10.37%          35.71%
PORTFOLIO -- CLASS B.....      13.05       10.08           31.27
S&P 500 INDEX -- CLASS
 A.......................       4.98       18.45           29.74
LIPPER CAPITAL
 APPRECIATION INDEX --
 CLASS A.................       4.80       11.50           21.35
S&P 500 INDEX -- CLASS
 B.......................       4.98       18.45           18.38
LIPPER CAPITAL
 APPRECIATION INDEX --
 CLASS B.................       4.80       11.50           27.45

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the three months ended March 31, 1999, the Portfolio had a total return of 13.09% for the Class A shares and 13.05% for the Class B shares compared to a total return of 4.98% for the S&P 500 Index and 4.80% for the Lipper Capital Appreciation Index. For the one-year period ended March 31, 1999, the Portfolio had a total return of 10.37% for the Class A shares and 10.08% for the Class B shares compared to a total return of 18.45% for the S&P 500 Index and 11.50% for the Lipper Capital Appreciation Index. From inception on March 8, 1995 through March 31, 1999, the average annual total return of Class A shares was 35.71% compared to 29.74% for the S&P 500 Index and 21.35% for the Lipper Capital Appreciation Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 31.27% compared to 18.38% for the S&P 500 Index and 27.45% for the Lipper Capital Appreciation Index.

Outperformance for the quarter was driven by Montana Power (up 30% in the first quarter), Ntl Inc., Neilsen Media Research and Amgen. The largest detractors to performance were Loews Corp., 3Com Corp, Compaq and Forest Labs, which have all been eliminated in the Portfolio.

The Portfolio and its top ten holdings reflect a balance of classic growth stocks and less traditional growth opportunities including:

COMPANY                                          %
-------------------------------------------  ---------
Tyco                                               6.6
Associated Group                                   6.2
AT&T Corp.-Liberty Media                           5.8
United Technologies                                5.6
General Electric                                   4.8
Cisco                                              4.6
Amgen                                              4.5
Pitney Bowes                                       4.3
MCI Worldcom                                       4.0
Abercrombie & Fitch                                4.0

The 49% weighting in our top ten positions illustrates our strategy of "opportunistic concentration". Our belief is that heavy concentration may lead to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" endeavours to avoid.

Tyco (our largest holding) closed its AMP acquisition on April 2. This should be a materially additive acquisition and a platform from which we expect the company to make additional accretive acquisitions. The integration of U.S. Surgical is ahead of plan. We expect a combination of organic growth and strategic actions (further acquisitions as well as selective divestitures) to lead to significant earnings growth (at least 30% for the foreseeable future).

We have elected to participate in the dynamic growth of the internet through a combination of content and infrastructure providers. AT&T Corp.-Liberty Media, led by industry visionary John Malone, is a unique portfolio of investments in the rapidly growing cable programming sector along with opportunistic investments in the internet

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)

world. Liberty actively manages its investment portfolio in a very tax-efficient and shareholder-friendly manner. In addition to owning a stock which trades below the value of its publicly listed investments, we believe we own a free call on well-positioned "private" investments and John Malone's ability to strategically invest billions of dollars.

On the infrastructure side MCI Worldcom has emerged as the leading global data company. In 1998 global data traffic exceeded voice traffic, and is growing at 25% per year. The exponential growth of the internet has led businesses and internet service providers to demand global end-to-end communication links that carry voice, data and internet traffic. MCI Worldcom data revenues are growing at 45% per year and in 1999 will comprise 37% of total revenues. MCI Worldcom's on-net business model (global facilities-based end-to-end services) offer compelling economics. For example, European PTT's currently charge is about $18,000 per month for an E-1 circuit (a 2 million bit per second dedicated connection) between London and Frankfurt. With its on-net economics MCI Worldcom can profitably offer the same service for $600 per month -- thus driving market share gains and stimulating demand with lower prices.

Finally we remain very enthusiastic about our third largest holding, United Technologies. Earnings quality is high, cash flow is strong and acquisitions are now a focal point. Even with the stock's strong performance in 1998 (up almost 50%) and so far in 1999, we continue to believe the stock remains attractive, selling at about 19 times year 2000 estimated earnings per share.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

COMMON STOCKS (98.0%)
  CAPITAL GOODS (24.8%)
     ELECTRICAL EQUIPMENT (4.7%)
   54,300    General Electric Co..............................  $   6,007
                                                                ---------
     MANUFACTURING (DIVERSIFIED) (15.8%)
   59,600    Textron, Inc.....................................      4,612
  115,000    Tyco International Ltd...........................      8,251
   52,000    United Technologies Corp.........................      7,043
                                                                ---------
                                                                   19,906
                                                                ---------
     OFFICE EQUIPMENT & SUPPLIES (4.3%)
   85,100    Pitney Bowes, Inc................................      5,425
                                                                ---------
  TOTAL CAPITAL GOODS.........................................     31,338
                                                                ---------
  COMMUNICATION SERVICES (12.6%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (6.2%)
   45,100    Associated Group, Inc., Class A..................      2,235
  114,700    Associated Group, Inc., Class B..................      5,563
                                                                ---------
                                                                    7,798
                                                                ---------
     TELECOMMUNICATIONS (LONG DISTANCE) (2.5%)
   40,049    AT&T Corp........................................      3,197
                                                                ---------
     TELEPHONE (3.9%)
   56,100    MCI Worldcom, Inc................................      4,968
                                                                ---------
  TOTAL COMMUNICATION SERVICES................................     15,963
                                                                ---------
  CONSUMER CYCLICALS (15.6%)
     RETAIL (BUILDING SUPPLIES) (1.7%)
   35,000    Home Depot, Inc..................................      2,179
                                                                ---------
     RETAIL (GENERAL MERCHANDISE) (2.4%)
   33,500    Costco Companies Inc.............................      3,067
                                                                ---------
     RETAIL (SPECIALTY) (6.5%)
   54,800    Abercrombie & Fitch Co., Class A.................      5,041
   46,050    Gap, Inc.........................................      3,100
                                                                ---------
                                                                    8,141
                                                                ---------
     SERVICES (ADVERTISING/MARKETING) (1.6%)
   68,100    Outdoors Systems, Inc............................      2,043
                                                                ---------
     SERVICES (COMMERCIAL & CONSUMER) (3.4%)
  170,700    Nielsen Media Research, Inc......................      4,214
                                                                ---------
  TOTAL CONSUMER CYCLICALS....................................     19,644
                                                                ---------
  CONSUMER STAPLES (10.3%)
     BROADCASTING (TV, RADIO, CABLE) (9.6%)
  139,500    AT&T-Liberty Media Corp., Class A................      7,341
   16,300    Chancellor Media Corp............................        768
   60,000    Clear Channel Communications, Inc................      4,024
                                                                ---------
                                                                   12,133
                                                                ---------


                                                                  VALUE
 SHARES                                                           (000)
-------------------------------------------------------------------------

     FOODS (0.7%)
   24,500    Keebler Foods Co.................................  $     894
                                                                ---------
  TOTAL CONSUMER STAPLES......................................     13,027
                                                                ---------
  FINANCIAL (4.3%)
     BANKS (MAJOR REGIONAL) (1.0%)
   33,700    Bank of New York Co., Inc........................      1,211
                                                                ---------
     INSURANCE (LIFE & HEALTH) (1.2%)
   46,650    Reinsurance Group of America, Inc. (Non-
               Voting)........................................      1,580
                                                                ---------
     INSURANCE (MULTI-LINE) (2.1%)
   35,100    Loews Corp.......................................      2,620
                                                                ---------
  TOTAL FINANCIAL.............................................      5,411
                                                                ---------
  HEALTH CARE (12.9%)
     HEALTH CARE (DIVERSIFIED) (3.2%)
   61,700    Warner Lambert Co................................      4,084
                                                                ---------
     HEALTH CARE (DRUGS -- GENERIC & OTHERS) (4.5%)
   76,300    Amgen, Inc.......................................      5,713
                                                                ---------
     HEALTH CARE (DRUGS -- MAJOR PHARMS) (3.5%)
   17,300    Pfizer, Inc......................................      2,401
   35,800    Schering-Plough Corp.............................      1,980
                                                                ---------
                                                                    4,381
                                                                ---------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.7%)
   31,900    Bausch & Lomb, Inc...............................      2,073
                                                                ---------
  TOTAL HEALTH CARE...........................................     16,251
                                                                ---------
  TECHNOLOGY (13.6%)
     COMMUNICATION EQUIPMENT (2.0%)
  102,200    American Tower Corp., Class A....................      2,504
                                                                ---------
     COMPUTERS (NETWORKING) (4.6%)
   52,600    Cisco Systems, Inc...............................      5,763
                                                                ---------
     COMPUTERS (SOFTWARE & SERVICES) (4.3%)
   11,600    America Online, Inc..............................      1,694
   42,400    Microsoft Corp...................................      3,800
                                                                ---------
                                                                    5,494
                                                                ---------
     ELECTRONICS (DEFENSE) (1.0%)
   21,500    Litton Industries, Inc...........................      1,236
                                                                ---------
     EQUIPMENT (SEMICONDUCTORS) (1.7%)
   35,700    Applied Materials, Inc...........................      2,202
                                                                ---------
  TOTAL TECHNOLOGY............................................     17,199
                                                                ---------
  UTILITIES (3.9%)
     ELECTRIC COMPANIES (3.9%)
   66,300    Montana Power Co.................................      4,877
                                                                ---------
TOTAL COMMON STOCKS (Cost $103,072)...........................    123,710
                                                                ---------

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                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                           VALUE
AMOUNT                                                          (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$ 1,457    Chase Securities, Inc. 4.65%, dated 3/31/99, due
             4/01/99, to be repurchased at $1,457,
             collateralized by U.S. Treasury Bonds, 8.00%,
             due 11/15/21, valued at $1,492 (Cost $1,457)...  $   1,457
                                                              ---------
TOTAL INVESTMENTS (99.2%) (Cost $104,529)...................    125,167
                                                              ---------

OTHER ASSETS AND LIABILITIES (0.8%)
  Other Assets.............................................       6,845
  Liabilities..............................................      (5,835)
                                                             ----------
                                                                  1,010
                                                             ----------
NET ASSETS (100%)..........................................  $  126,177
                                                             ----------
                                                             ----------

--------------------------------------------------------------------------
CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $108,462
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,480,745 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $19.79
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $17,715
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 900,587 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $19.67
                                                                ----------
                                                                ----------

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Aggressive Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio invests primarily in growth-oriented equity securities of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have market capitalizations ranging from $200 million to $3 billion.

For the three months ended March 31, 1999, the Portfolio had a total return of 9.54% for the Class A shares and 9.58% for the Class B shares compared to a total return of -5.42% for the Russell 2000 Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 20.11% for the Class A shares and 19.72% for the Class B shares compared to -16.26% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 17.43% compared to 11.22% for the Index. From inception on November 1, 1989 through March 31, 1999, the average annual total return of Class A shares was 14.22% compared to 11.42% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 15.59% compared to 8.69% for the Index.

PERFORMANCE COMPARED TO THE RUSSELL 2000 INDEX(1)
-----------------------------------------

                                                         TOTAL RETURNS(2)
                                             -----------------------------------------
                                                                              AVERAGE
                                                                 AVERAGE      ANNUAL
                                                        ONE       ANNUAL       SINCE
                                              YTD      YEAR     FIVE YEARS   INCEPTION
                                             ------   -------   ----------   ---------
PORTFOLIO -- CLASS A.......................   9.54%    20.11%     17.43%      14.22%
PORTFOLIO -- CLASS B.......................   9.58     19.72       N/A        15.59
INDEX -- CLASS A...........................  -5.42    -16.26      11.22       11.42
INDEX--CLASS B.............................  -5.42    -16.26       N/A         8.69

1. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The first quarter return was very strong. These returns compare favorably to the performance of the Index over the same period. Importantly we were able to achieve significant outperformance despite having minimal exposure to internet stocks, which added substantially to the results of the Index. Our best performers for the period included several positions in our top 10 -- Nielsen Media, Montana Power, and Abercrombie & Fitch, as well as several small cap technology issues.

Our investment process continues to be driven by bottom up, fundamental research. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industries, high levels of profitability and top notch management teams. In addition, we focus more on individual companies than sector allocation. Although we were overweight consumer discretionary and underweight healthcare, and materials and processing for the quarter, this was a function of our specific stock selection rather than a top down decision.

While we had minimal exposure to the "pure play" internet stocks the Portfolio is positioned to benefit from continuing growth of the internet. Our largest position at quarter end, Nielsen Media Research, is the dominant provider of television ratings in the U.S. and Canada, serving national and local customers including television networks and affiliates, independent stations, syndicates, cable networks, advertisers and their agencies. The company's stock appreciated over 30% in the first quarter as investors became more aware of Nielsen's internet ratings opportunity. We continue to view the shares as attractive given the company's monopoly position in its core business, high visibility of earnings and strong cash flow.

Another large holding in the Portfolio is Associated Group. The company owns an exciting group of telecommunications interests including a controlling interest in Teligent, a wireless communications company with a small to medium-sized business focus. In addition, the company's management team has an exceptional history of creating significant shareholder value in the radio, cable and telecom industries. We expect progress in Associated's True Position solution, which enables local authorities to locate wireless emergency 911 callers, to be a catalyst for the stock over the next year.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONT.)

Sonic remains a top 10 position in the Portfolio. The largest operator and franchisor of drive-in restaurants in the U.S., Sonic's core business is accelerating due to the company's increased efforts to update the look of its older restaurants, as well as its expanded advertising program. The incremental returns on the company's investment in store remodels is well over 40% and should help drive earnings per share growth over the next 18 months. In addition, Sonic is in the process of raising its royalty fees from franchisees, which will benefit companywide profitability significantly through the remainder of the year.

Looking forward, we continue to see many opportunities for capital appreciation in small to mid-sized companies. At quarter end there were 86 names in the Portfolio, with the top 10 representing roughly 43% of the Portfolio's net assets.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

April 1999

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Emerging Growth Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

COMMON STOCKS (97.4%)
  AUTO & TRANSPORTATION (0.9%)
     TRANSPORTATION MISCELLANEOUS (0.9%)
  12,500    C.H. Robinson Worldwide, Inc.....................  $    318
                                                               --------
  CONSUMER DISCRETIONARY (38.3%)
     ADVERTISING AGENCIES (4.8%)
   6,500    ADVO, Inc........................................       126
 105,462    R.H. Donnelley Corp..............................     1,628
                                                               --------
                                                                  1,754
                                                               --------
     COMMUNICATIONS & MEDIA (0.4%)
   5,300    Pegasus Communications Corp......................       148
                                                               --------
     EDUCATION SERVICES (1.0%)
   6,200    DeVry, Inc.......................................       180
   5,100    ITT Educational Services, Inc....................       191
                                                               --------
                                                                    371
                                                               --------
     ENTERTAINMENT (4.4%)
  31,864    Cedar Fair L.P...................................       801
  12,472    SFX Entertainment, Inc...........................       805
                                                               --------
                                                                  1,606
                                                               --------
     HOTEL/MOTEL (0.6%)
   4,900    Four Seasons Hotels, Inc.........................       205
                                                               --------
     LEISURE TIME (0.3%)
   3,700    Ducati Motor Holdings, Inc.......................       106
                                                               --------
     PUBLISHING (0.0%)
     400    Ziff-Davis Inc...................................        14
                                                               --------
     RADIO & TV BROADCASTERS (4.2%)
   5,500    Heftel Broadcasting Corp., Class A...............       239
  15,192    Metro Networks, Inc..............................       835
  12,500    TV Guide, Inc....................................       461
                                                               --------
                                                                  1,535
                                                               --------
     RESTAURANTS (5.5%)
  12,900    Papa John's International, Inc...................       569
  54,446    Sonic Corp.......................................     1,467
                                                               --------
                                                                  2,036
                                                               --------
     RETAIL (7.4%)
  17,300    Abercrombie & Fitch Co., Class A.................     1,591
   3,900    dELiA*s Inc......................................       123
   4,700    Linens' n Things, Inc............................       213
  13,400    P.F. Chang's China Bistro, Inc...................       409
  12,400    Tweeter Home Entertainment Group, Inc............       400
                                                               --------
                                                                  2,736
                                                               --------
     SERVICES: COMMERCIAL (9.7%)
   7,000    Argosy Education Group, Inc......................        60
  73,611    Nielsen Media Research, Inc......................     1,817
  25,900    The Corporate Executive Board Company............       683


                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

   8,400    USWeb Corp.......................................  $    347
  23,408    Viad Corp........................................       651
                                                               --------
                                                                  3,558
                                                               --------
  TOTAL CONSUMER DISCRETIONARY...............................    14,069
                                                               --------
  CONSUMER STAPLES (2.9%)
     FOODS (2.9%)
  23,168    Tootsie Roll Industries, Inc.....................     1,067
                                                               --------
  FINANCIAL SERVICES (14.5%)
     DIVERSIFIED FINANCIAL SERVICES (3.0%)
   3,600    BISYS Group, Inc.................................       202
  23,321    Mutual Risk Management Ltd.......................       892
                                                               --------
                                                                  1,094
                                                               --------
     FINANCIAL MISCELLANEOUS (0.8%)
  41,068    Indigo Aviation AB ADR...........................       298
                                                               --------
     INSURANCE: MULTI-LINE (7.6%)
  30,796    American Bankers Insurance Group, Inc............     1,602
  34,784    Reinsurance Group of America, Inc. (Non-
              Voting)........................................     1,178
                                                               --------
                                                                  2,780
                                                               --------
     INVESTMENT MANAGEMENT COMPANIES (2.7%)
  31,792    PIMCO Advisors Holdings L.P......................       999
                                                               --------
     SAVINGS & LOAN (0.4%)
   1,900    TeleBanc Financial Corp..........................       152
                                                               --------
  TOTAL FINANCIAL SERVICES...................................     5,323
                                                               --------
  HEALTH CARE (1.1%)
     DRUGS & PHARMACEUTICALS (0.3%)
   4,082    Medicis Pharmaceutical, Class A..................       122
                                                               --------
     MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (0.8%)
   4,400    Novoste Corp.....................................       106
   4,800    Xomed Surgical Products, Inc.....................       188
                                                               --------
                                                                    294
                                                               --------
  TOTAL HEALTH CARE..........................................       416
                                                               --------
  MATERIALS & PROCESSING (0.6%)
     ENGINEERING & CONTRACTING SERVICES (0.6%)
   4,400    Metromedia Fiber Network, Inc., Class A..........       228
                                                               --------
  PRODUCER DURABLES (4.5%)
     ELECTRONICS: INSTRUMENTS GAUGES & METERS (2.1%)
  20,768    Dionex Corp......................................       784
                                                               --------
     MACHINERY: INDUSTRIAL/SPECIALTY (0.8%)
   7,600    Veeco Instruments, Inc...........................       281
                                                               --------
     OFFICE FURNITURE & BUSINESS EQUIPMENT (0.3%)
   4,300    Knoll, Inc.......................................       106
                                                               --------
     PRODUCTION TECHNOLOGY EQUIPMENT (1.3%)
   4,300    Uniphase Corp....................................       495
                                                               --------
  TOTAL PRODUCER DURABLES....................................     1,666
                                                               --------

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                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------
  TECHNOLOGY (24.2%)
     COMMUNICATIONS TECHNOLOGY (11.6%)
  19,000    Advanced Fibre Communications, Inc...............  $    182
  51,140    American Tower Corp., Class A....................     1,253
   9,700    Cellular Communications of Puerto Rico...........       262
  10,400    CIENA Corp.......................................       234
   5,700    CoreComm Ltd.....................................       209
  20,400    Crown Castle International Corp..................       367
   4,800    Harmonic Lightwaves Inc..........................       133
   2,700    International Network Services...................       189
   8,400    L-3 Communications Corp..........................       389
   3,400    Leap Wireless International, Inc.................        43
   7,800    Level One Communications, Inc....................       379
   4,500    Proxim, Inc......................................       129
   4,200    RF Micro Devices, Inc............................       402
  10,400    Tekelec, Inc.....................................        76
     600    Teligent, Inc. Class A...........................        25
                                                               --------
                                                                  4,272
                                                               --------
     COMPUTER SERVICES SOFTWARE & SYSTEMS (6.7%)
     200    Autobytel.com, Inc...............................         8
  11,600    Citrix Systems, Inc..............................       442
   2,400    Concentric Network Corp..........................       179
   1,400    Exodus Communications, Inc.......................       188
   8,200    J.D. Edwards & Co................................        98
   9,100    Micromuse, Inc...................................       419
  10,700    National Computer Systems, Inc...................       262
   3,000    New Era of Networks, Inc.........................       203
     300    OneMain.com, Inc.................................        11
   3,100    PSInet, Inc......................................       132
  27,700    Software AG Systems, Inc.........................       232
     100    Valley Media, Inc................................         2
  11,400    Vantive Corp.....................................       138
   3,500    Verio Inc........................................       162
                                                               --------
                                                                  2,476
                                                               --------
     COMPUTER TECHNOLOGY (3.3%)
     700    At Home Corp., Series A..........................       110
   8,200    FORE Systems, Inc................................       155
   1,900    Qlogic Corp......................................       128
  10,300    SanDisk Corp.....................................       273
   9,000    Transwitch Corp..................................       407
   7,200    Western Digital Corp.............................        57
   3,500    Xircom, Inc......................................        88
                                                               --------
                                                                  1,218
                                                               --------
     ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (2.6%)
  10,100    Conexant Systems Inc.............................       280
   4,500    Micrel, Inc......................................       225
   7,800    Powerwave Technologies, Inc......................       221
   2,300    SDL Inc..........................................       209
                                                               --------
                                                                    935
                                                               --------
  TOTAL TECHNOLOGY...........................................     8,901
                                                               --------


                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

  UTILITIES (10.4%)
     UTILITIES: ELECTRICAL (4.3%)
  21,668    Montana Power Co.................................  $  1,594
                                                               --------
     UTILITIES: TELECOMMUNICATIONS (6.1%)
  36,232    Associated Group, Inc., Class B..................     1,757
   3,400    NTL, Inc.........................................       277
  11,300    Rogers Cantel Mobile Communications Inc..........       204
                                                               --------
                                                                  2,238
                                                               --------
  TOTAL UTILITIES............................................     3,832
                                                               --------
TOTAL COMMON STOCKS (Cost $29,413)...........................    35,820
                                                               --------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (4.2%)
  REPURCHASE AGREEMENT (4.2%)
$  1,528    Chase Securities, Inc. 4.65%, dated 3/31/99, due
              4/01/99, to be repurchased at $1,528,
              collateralized by U.S. Treasury Bonds, 8.00%,
              due 11/15/21, valued at $1,565 (Cost $1,528)...     1,528
                                                               --------
TOTAL INVESTMENTS (101.6%) (Cost $30,941)....................    37,348
                                                               --------

OTHER ASSETS AND LIABILITIES (-1.6%)
  Other Assets...............................................       410
  Liabilities................................................      (994)
                                                               --------
                                                                   (584)
                                                               --------
NET ASSETS (100%)............................................  $ 36,764
                                                               --------
                                                               --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $35,495
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,013,402 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $8.84
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $1,269
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 146,073 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $8.69
                                                                ---------
                                                                ---------

------------------------------------------------------------

ADR   --  American Depositary Receipt

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the three months ended March 31, 1999, the Portfolio had a total return of 7.35% for the Class A shares and 7.22% for the Class B shares compared to a total return of 4.98% for the S&P 500 Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 9.44% for the Class A shares and 9.20% for the Class B shares compared to 18.45% for the Index. For the five-year period ended March 31, 1999, the average annual total return for Class A shares was 27.25% compared to 26.24% for the Index. From inception on April 2, 1991 through March 31, 1999, the average annual total return for Class A shares was 19.48% compared to 19.21% for the Index. From inception on January 2, 1996 through March 31, 1999 the average annual total return of Class B shares was 26.95% compared to 27.45% for the Index.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                         ---------------------------------------------------
                                                    AVERAGE       AVERAGE
                                        ONE       ANNUAL FIVE   ANNUAL SINCE
                            YTD         YEAR         YEARS       INCEPTION
                         ----------  ----------  -------------  ------------
PORTFOLIO -- CLASS A...       7.35%       9.44%       27.25%         19.48%
PORTFOLIO -- CLASS B...       7.22        9.20        N/A            26.95
INDEX -- CLASS A.......       4.98       18.45        26.24          19.21
INDEX -- CLASS B.......       4.98       18.45        N/A            27.45

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

We are very encouraged by the strong first quarter return. Outperformance was driven by United Technologies (our largest position at the beginning of the year -- and up 26.7% in the first quarter) as well as America Online, Microsoft and Clear Channel Communications. The largest detractors to performance came from our tobacco-related holdings -- Loews Corp and Philip Morris, which have both been reduced in the Portfolio.

We continue to have confidence in the strength of large capitalization growth stocks for the balance of 1999. Notwithstanding higher oil prices, inflation remains in check. While gross domestic product growth has been somewhat stronger than expected, concerns about emerging markets, parts of Europe and certain cyclical components of the U.S. economy should keep interest rates reasonable. The weighted average market capitalization of the Portfolio is now approximately $100 billion, in line with the Index weighted average market capitalization of approximately $102 billion. The Portfolio has an estimated five-year earnings growth rate of 19%, above that of the Indexes 15.9% expected growth rate (per Factset).

Although the focus of our work is company-oriented, fundamental research, our convictions at the security level may result in sector over- or under-weights. Consequently, in the first quarter, as a result of our holdings in Tyco International, United Technologies and General Electric the Portfolio was overweight in capital goods.

Tyco (our largest holding) closed on its AMP acquisition April 2. This should be a materially additive acquisition and a platform from which the company can make additional accretive acquisitions. The integration of U.S. Surgical is ahead of plan. We expect a combination of organic growth and strategic actions (further acquisitions as well as selective divestitures) to lead to significant earnings growth.

United Technologies was one of the strongest contributors to outperformance in the first quarter. Management has now demonstrated an ability to consistently increase quarterly and annual earnings per share at 15% or more. Earnings quality is high, cash flow is strong and acquisitions are now a focal point. With its acquisition of Sundstrand, the company has demonstrated an ability to make acquisitions that are both strategically appropriate and financially sound. Even with the stock's strong performance in 1998 (up almost 50%) and so far in 1999, we continue to believe the stock remains attractive, selling at about 19 times year 2000 estimated earnings per share.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

Consistency reigns supreme at General Electric. Management focus on being number one or two, Six Sigma impact on operating margin advances and a learning culture combine to lead to strong top line and bottom line growth. In addition, the company is selectively making acquisitions in Asia to take advantage of rock bottom prices. We believe this will be one of the next areas of value creation and will be as successful as the company's previous purchase of real estate properties at depressed prices following the Savings and Loan debacle and the opportunistic European acquisitions of the last several years.

Technology now represents over 20% of the Portfolio. Positions initiated in the quarter include Applied Materials, Uniphase, American Tower, Texas Instruments, At Home, Sun Microsystems and Quantum. We eliminated Compaq Computer and Dell as concerns about personal computer spending caused us to move to the sidelines. One of our largest technology holdings is Microsoft, the worldwide leader in software for personal computers; Microsoft is a "classic" growth story, leveraging its dominant market position to capitalize on the dynamic growth in the technology sector. We added to the stock at a suppressed level earlier in the year as it came under pressure due to fears of an antitrust settlement.

We continue to search for ways to participate in the Internet phenomena. While we believe this revolution is very real (traffic on the Internet doubles every 100 days), we remain concerned about some of the valuations of "pure play" Internet stocks and prefer to play this growth through more traditional holdings. With the exception of a 1.8% position in America Online and a farm team position in At Home (0.4%), we have no pure Internet plays. However, we have significant holdings in companies that will provide the infrastructure and/or content for the Internet. Our largest holdings in this space include Cisco, MCI Worldcom, AT&T, Time Warner, Comcast Cable, Clear Channel Communications and Liberty Media. We also have farm team holdings in Montana Power (a utility with a telecommunications business providing a data backbone), Nielsen Media (which just launched an Internet capability), Disney, Chancellor Media and three satellite companies (Hughes Electronics, Loral and Echostar). In total, we have about 20% invested in the above telecommunications, technology and content stocks that are exposed to the Internet.

Merck and Pfizer remain our largest pharmaceutical holdings. We further increased our health care exposure in the first quarter, initiating positions in Warner Lambert, Schering-Plough, Bristol Myers, American Home Products, and Pharmacia & Upjohn, and adding to positions in Amgen, Pfizer, and Bausch & Lomb. We eliminated our position in Genzyme, and reduced our holding in Eli Lilly. The drug stocks underperformed the market in the first quarter as investor attention returned to more economically sensitive names. We believe the group's fundamentals remain intact, and potential Medicare legislation now looks likely to be delayed until 2001.

We have been disappointed in our Loews holding and have reduced it from about 5% at the beginning of the quarter to about 1.5%. While the company is repurchasing stock, its CNA Insurance and Diamond Offshore holdings have been experiencing downward earnings revisions and negative news on the tobacco litigation front has impaired the tobacco division unit.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
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                                       74
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                 VALUE
 SHARES                                                          (000)
------------------------------------------------------------------------

COMMON STOCKS (97.3%)
  CAPITAL GOODS (20.5%)
     AEROSPACE/DEFENSE (1.6%)
 345,700    Gulfstream Aerospace Corp........................  $  14,995
                                                               ---------
     ELECTRICAL EQUIPMENT (3.6%)
 299,000    General Electric Co..............................     33,077
                                                               ---------
     MANUFACTURING (DIVERSIFIED) (13.0%)
 220,500    Textron, Inc.....................................     17,061
 741,100    Tyco International Ltd...........................     53,174
 380,700    United Technologies Corp.........................     51,561
                                                               ---------
                                                                 121,796
                                                               ---------
     OFFICE EQUIPMENT & SUPPLIES (2.3%)
 336,700    Pitney Bowes, Inc................................     21,464
                                                               ---------
  TOTAL CAPITAL GOODS........................................    191,332
                                                               ---------
  COMMUNICATION SERVICES (6.5%)
     TELECOMMUNICATIONS (LONG DISTANCE) (2.5%)
 289,589    AT&T Corp........................................     23,113
                                                               ---------
     TELEPHONE (4.0%)
 162,200    Bell Atlantic Corp...............................      8,384
 328,100    MCI Worldcom, Inc................................     29,057
                                                               ---------
                                                                  37,441
                                                               ---------
  TOTAL COMMUNICATION SERVICES...............................     60,554
                                                               ---------
  CONSUMER CYCLICALS (12.3%)
     LEISURE TIME PRODUCTS (0.1%)
  12,700    Harley-Davidson, Inc.............................        730
                                                               ---------
     RETAIL (BUILDING SUPPLIES) (2.3%)
 318,000    Home Depot, Inc..................................     19,795
  31,200    Lowe's Cos., Inc.................................      1,888
                                                               ---------
                                                                  21,683
                                                               ---------
     RETAIL (GENERAL MERCHANDISE) (3.3%)
 160,300    Costco Cos., Inc.................................     14,677
 179,000    Wal-Mart Stores, Inc.............................     16,502
                                                               ---------
                                                                  31,179
                                                               ---------
     RETAIL (SPECIALTY) (2.5%)
  13,900    Abercrombie & Fitch Co., Class A.................      1,279
 272,100    Gap, Inc.........................................     18,316
  78,800    Intimate Brands, Inc.............................      3,792
                                                               ---------
                                                                  23,387
                                                               ---------
     RETAIL (SPECIALTY/APPAREL) (0.6%)
 141,500    Office Depot, Inc................................      5,209
                                                               ---------
     RETAILS (COMPUTERS & ELECTRONICS) (0.4%)
  82,000    Best Buy Co., Inc................................      4,264
                                                               ---------
     SERVICES (ADVERTISING/MARKETING) (0.8%)
  88,500    Omnicom Group, Inc...............................      7,074
                                                               ---------


                                                                 VALUE
 SHARES                                                          (000)
------------------------------------------------------------------------

     SERVICES (COMMERCIAL & CONSUMER) (2.3%)
      58    Berkshire Hathaway, Inc., Class A................  $   4,141
   4,469    Berkshire Hathaway, Inc., Class B................     10,507
 254,132    Nielsen Media Research, Inc......................      6,274
                                                               ---------
                                                                  20,922
                                                               ---------
  TOTAL CONSUMER CYCLICALS...................................    114,448
                                                               ---------
  CONSUMER STAPLES (14.5%)
     BEVERAGES (NON-ALCOHOLIC) (0.9%)
 266,500    Coca Cola Enterprises, Inc.......................      8,062
                                                               ---------
     BROADCASTING (TV, RADIO, CABLE) (6.7%)
 267,700    AT&T Corp., Liberty Media Group, Class A-
              Common.........................................     14,088
 125,700    Chancellor Media Corp............................      5,924
 453,100    Clear Channel Communications, Inc................     30,386
 128,100    Comcast Corp., Class A-Special...................      8,062
  74,300    Comcast Corp., Class A-Common....................      4,569
                                                               ---------
                                                                  63,029
                                                               ---------
     ENTERTAINMENT (2.2%)
 145,600    The Walt Disney Co...............................      4,532
 232,000    Time Warner, Inc.................................     16,486
                                                               ---------
                                                                  21,018
                                                               ---------
     FOODS (1.1%)
 103,300    Keebler Foods Co.................................      3,770
 100,600    Quaker Oats Co...................................      6,294
                                                               ---------
                                                                  10,064
                                                               ---------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (1.1%)
   8,500    Clorox Co........................................        996
  90,700    Procter & Gamble Co..............................      8,883
                                                               ---------
                                                                   9,879
                                                               ---------
     RETAIL (DRUG STORES) (0.4%)
 125,700    Walgreen Company.................................      3,551
                                                               ---------
     RETAIL (FOOD CHAINS) (0.6%)
 115,100    Safeway Inc......................................      5,906
                                                               ---------
     TOBACCO (1.5%)
 398,200    Philip Morris Cos., Inc..........................     14,012
                                                               ---------
  TOTAL CONSUMER STAPLES.....................................    135,521
                                                               ---------
  ENERGY (0.5%)
     OIL (INTERNATIONAL INTEGRATED) (0.5%)
  62,000    Exxon Corp.......................................      4,375
                                                               ---------
  FINANCIAL (6.5%)
     BANKS (MAJOR REGIONAL) (0.9%)
 243,200    Bank of New York Co., Inc........................      8,740
                                                               ---------
     FINANCIAL (DIVERSIFIED) (2.3%)
  92,900    American Express Co..............................     10,916
 158,050    Citigroup, Inc...................................     10,095
                                                               ---------
                                                                  21,011
                                                               ---------

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       75
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 VALUE
 SHARES                                                          (000)
------------------------------------------------------------------------

  FINANCIAL (CONT.)

     INSURANCE (LIFE & HEALTH) (0.5%)
 132,850    Reinsurance Group of America, Inc., cumulative
              non-voting.....................................  $   4,500
                                                               ---------
     INSURANCE (MULTI-LINE) (1.7%)
 213,500    Loews Corp.......................................     15,933
                                                               ---------
     INSURANCE (PROPERTY-CASUALTY) (0.2%)
  15,000    Progressive Corp.................................      2,153
                                                               ---------
     INVESTMENT BANKING & BROKERAGE (0.7%)
  78,100    Merrill Lynch & Co...............................      6,907
                                                               ---------
     INVESTMENT MANAGEMENT (0.2%)
  68,900    PIMCO Advisors Holdings L.P......................      2,166
                                                               ---------
  TOTAL FINANCIAL............................................     61,410
                                                               ---------
  HEALTH CARE (13.3%)
     HEALTH CARE (DIVERSIFIED) (3.2%)
  42,700    American Home Products Corp......................      2,786
  91,200    Bristol-Myers Squibb Co..........................      5,865
  81,800    Johnson & Johnson................................      7,664
 206,900    Warner Lambert Co................................     13,694
                                                               ---------
                                                                  30,009
                                                               ---------
     HEALTH CARE (DRUGS-GENERIC & OTHERS) (1.9%)
 238,000    Amgen, Inc.......................................     17,820
                                                               ---------
     HEALTH CARE (DRUGS-MAJOR PHARMS) (6.9%)
  64,000    Eli Lilly & Co...................................      5,432
 301,200    Merck & Co., Inc.................................     24,153
 171,700    Pfizer, Inc......................................     23,823
  40,200    Pharmacia & Upjohn, Inc..........................      2,508
 157,200    Schering-Plough Corp.............................      8,695
                                                               ---------
                                                                  64,611
                                                               ---------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.3%)
 175,800    Bausch & Lomb, Inc...............................     11,427
                                                               ---------
  TOTAL HEALTH CARE..........................................    123,867
                                                               ---------
  TECHNOLOGY (22.9%)
     COMMUNICATION EQUIPMENT (2.5%)
 176,600    American Tower Corp., Class A....................      4,327
  12,000    EchoStar Communications Corp.....................        980
  27,400    L-3 Communications Corp..........................      1,267
  50,900    Lucent Technologies, Inc.........................      5,484
 151,600    Motorola, Inc....................................     11,105
                                                               ---------
                                                                  23,163
                                                               ---------
     COMPUTERS (HARDWARE) (0.8%)
  30,500    International Business Machines Corp.............      5,406
  19,400    Sun Microsystems, Inc............................      2,424
                                                               ---------
                                                                   7,830
                                                               ---------

                                                                 VALUE
 SHARES                                                          (000)
------------------------------------------------------------------------

     COMPUTERS (NETWORKING) (3.6%)
  11,100    Ascend Communications, Inc.......................  $     929
  16,200    At Home Corp., Series A..........................      2,551
 273,675    Cisco Systems, Inc...............................     29,985
                                                               ---------
                                                                  33,465
                                                               ---------
     COMPUTERS (PERIPHERALS) (0.5%)
  16,800    EMC Corp.........................................      2,146
 175,100    Quantum Corp.....................................      3,152
                                                               ---------
                                                                   5,298
                                                               ---------
     COMPUTERS (SOFTWARE & SERVICES) (7.5%)
 126,900    America Online, Inc..............................     18,527
   6,400    Autobytel.com, Inc...............................        268
 467,700    Microsoft Corp...................................     41,918
 226,700    Novell, Inc......................................      5,710
   7,600    OneMain.com, Inc.................................        275
 122,350    Oracle Corp......................................      3,227
   2,000    Valley Media, Inc................................         46
  10,500    Ziff-Davis, Inc..................................        378
                                                               ---------
                                                                  70,349
                                                               ---------
     ELECTRONICS (DEFENSE) (3.1%)
 168,700    General Motors Corp., Class H....................      8,509
 256,900    Litton Industries, Inc...........................     14,772
 375,300    Loral Space & Communications.....................      5,418
                                                               ---------
                                                                  28,699
                                                               ---------
     ELECTRONICS (SEMICONDUCTORS) (3.4%)
 235,800    Intel Corp.......................................     28,089
  41,600    Texas Instruments, Inc...........................      4,129
                                                               ---------
                                                                  32,218
                                                               ---------
     EQUIPMENT (SEMICONDUCTORS) (1.5%)
 131,300    Applied Materials, Inc...........................      8,100
  46,300    Uniphase Corp....................................      5,330
   9,300    Veeco Instruments, Inc...........................        343
                                                               ---------
                                                                  13,773
                                                               ---------
  TOTAL TECHNOLOGY...........................................    214,795
                                                               ---------
  UTILITIES (0.3%)
     ELECTRIC COMPANIES (0.3%)
  43,000    Montana Power Co.................................      3,163
                                                               ---------
TOTAL COMMON STOCKS (Cost $695,486)..........................    909,465
                                                               ---------

--------------------------------------------------------------------------------
Equity Growth Portfolio

                                       76
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.2%)
  REPURCHASE AGREEMENT (4.2%)
$38,970    Chase Securities, Inc. 4.65%, dated 3/31/99, due
             4/01/99, to be repurchased at $38,975,
             collateralized by U.S. Treasury Notes, 4.50%,
             due 1/31/01, valued at $39,267 (Cost
             $38,970).......................................  $ 38,970
                                                              --------
TOTAL INVESTMENTS (101.5%) (Cost $734,456)..................   948,435
                                                              --------

OTHER ASSETS AND LIABILITIES (-1.5%)
  Other Assets..............................................    30,635
  Liabilities...............................................   (44,402)
                                                              --------
                                                               (13,767)
                                                              --------
NET ASSETS (100%)...........................................  $934,668
                                                              --------
                                                              --------

------------------------------------------------------------------------
CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $801,163
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 39,200,133 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................    $20.44
                                                                --------
                                                                --------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................  $133,505
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,561,031 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................    $20.35
                                                                --------
                                                                --------

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       77
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-----------------------------------------

                                        TOTAL RETURNS(2)
                          --------------------------------------------
                                                      AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  ------------------
PORTFOLIO -- CLASS A....      18.24%       57.07%           47.39%
PORTFOLIO -- CLASS B....      18.14        56.63            47.03
S&P 500 INDEX...........       4.98        18.45            30.42
LIPPER SCIENCE AND
 TECHNOLOGY FUNDS
 INDEX..................      11.61        42.67            29.88

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1999, the Portfolio had a total return of 18.24% for the Class A shares and 18.14% for the Class B shares compared to 4.98% for the S&P 500 Index and 11.61% for the Lipper Science and Technology Funds Index. For the one-year period ended March 31, 1999, the Portfolio had a total return of 57.07% for the Class A shares and 56.63% for the Class B shares compared to 18.45% for the S&P 500 Index and 42.67% for the Lipper Science and Technology Funds Index. From inception on September 16, 1996 through March 31, 1999, the average annual total return of Class A shares was 47.39% and 47.03% for Class B shares compared to 30.42% for the S&P 500 Index and 29.88% for the Lipper Science and Technology Funds Index.

The first quarter return was very strong. We were pleased with the Portfolio's outperformance of the S&P 500 Index and Lipper Science and Technology Index as we managed to create substantial relative and absolute gains.

The outperformance for the quarter was due to the Portfolio being overweight the telecom, semiconductor and semi-cap equipment sectors, and underweight the software sector. Our Internet names such as America Online and At Home exhibited very strong performance as well.

During the quarter we dramatically reduced our exposure to the PC sector by eliminating names such as Compaq, Dell, and IBM. We further increased our positions in the semiconductor and semi-cap equipment areas by adding to positions in Linear Technology, Maxim, Xilinx, and Applied Materials.

We believe fundamentals for technology continue to be favorable, especially in broadband technology and Internet Protocol communications. The telecommunications industry continues to see 25%-to-35% growth in the demand for data services; Internet access (business and consumer) is growing exponentially and the cable and long distance companies are in the middle of a multi-billion dollar, multi-year broadband build out.

Even though there are some valid concerns over a potential slowdown in IT spending due to Y2K related problems, we believe that companies will continue to spend on these technologies in order to stay competitive, in both product and service features and to decrease costs.

There are over 2,000 public technology companies and we strive to invest in the best 100. Our goal remains the same; identify the premier sectors and companies that present compelling investment opportunities and avoid the sectors and companies with deteriorating fundamentals.

Alexander Umansky
PORTFOLIO MANAGER

Stephen C. Sexauer
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Technology Portfolio

                                       78
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

COMMON STOCK (96.8%)
  TECHNOLOGY (96.8%)
     DATA COMMUNICATIONS (22.9%)
  7,500    3Com Corp........................................  $    175
  6,800    Adaptec, Inc.....................................       156
 15,800    ADC Telecommunications, Inc......................       753
 38,500    Advanced Fibre Communications, Inc...............       369
  1,600    AirTouch Communications, Inc.....................       155
  8,600    Alcatel Alsthom ADR..............................       196
  6,000    American Tower Corp., Class A....................       147
  5,900    Ascend Communications, Inc.......................       494
  9,200    CIENA Corp.......................................       207
  9,350    Cisco Systems, Inc...............................     1,024
  7,600    Commscope, Inc...................................       159
  4,500    General Instrument Corp..........................       136
  3,600    Harmonic Lightwaves, Inc.........................        99
  3,200    JDS Fitel, Inc...................................       180
  6,600    Metromedia Fiber Network, Inc., Class A..........       342
 11,600    Newbridge Networks Corp..........................       360
  1,700    Northern Telecom Ltd.............................       106
  5,800    Powerwave Technologies, Inc......................       165
  3,800    Proxim, Inc......................................       109
  4,100    QUALCOMM, Inc....................................       510
  3,200    RF Micro Devices, Inc............................       306
  2,300    Scientific-Atlanta, Inc..........................        63
  1,650    Sprint PCS.......................................        73
  7,900    Tekelec, Inc.....................................        58
  6,800    TranSwitch Corp..................................       308
                                                              --------
                                                                 6,650
                                                              --------
     DATA STORAGE & PROCESSING (5.2%)
  4,200    EMC Corp.........................................       536
 16,500    Quantum Corp.....................................       297
  9,700    SanDisk Corp.....................................       257
 12,300    Seagate Technology, Inc..........................       364
  8,400    Western Digital Corp.............................        67
                                                              --------
                                                                 1,521
                                                              --------
     ELECTRONIC EQUIPMENT (11.3%)
  7,300    Best Buy Co., Inc................................       380
  1,200    Exodus Communications, Inc.......................       161
 20,000    FORE Systems, Inc................................       378
  1,300    International Network Services...................        91
  5,150    Level One Communications, Inc....................       250
  4,600    Micrel, Inc......................................       230
  2,800    Networks Associates, Inc.........................        86
    400    Sanmina Corp.....................................        25
  4,500    Tandy Corp.......................................       287
  4,100    Tweeter Home Entertainment Group, Inc............       132
  8,500    Uniphase Corp....................................       979
 12,000    Universal Electronics, Inc.......................       150
    400    Visual Networks, Inc.............................        15
  3,600    Xylan Corp.......................................       133
                                                              --------
                                                                 3,297
                                                              --------


                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

     INFORMATION PROCESSING (8.3%)
 13,720    America Online, Inc..............................  $  2,003
 14,094    Cendant Corp.....................................       222
  4,700    Electronics For Imaging, Inc.....................       183
                                                              --------
                                                                 2,408
                                                              --------
     MEDICAL TECHNOLOGY (0.6%)
  6,900    Novoste Corp.....................................       166
                                                              --------
     MICRO COMPUTER MFG (1.5%)
  3,600    Sun Microsystems, Inc............................       450
                                                              --------
     MINI & MAINFRAME COMPUTER MFG (0.7%)
  2,900    Hewlett Packard Co...............................       197
                                                              --------
     SEMICONDUCTOR CAPITAL EQUIPMENT MFG (3.4%)
 13,500    Applied Materials, Inc...........................       833
  3,000    KLA Tencor Corp..................................       145
                                                              --------
                                                                   978
                                                              --------
     SEMICONDUCTOR MFG (11.4%)
  3,300    Altera Corp......................................       196
  4,800    Analog Devices, Inc..............................       143
  5,000    ASM Lithography Holding N.V......................       225
    400    Broadcom Corp., Class A..........................        25
  7,700    Conexant Systems Inc.............................       213
  1,000    Dupont Photomasks, Inc...........................        40
  4,800    Intel Corp.......................................       572
  4,300    Linear Technology Corp...........................       220
  5,700    Maxim Integrated Products, Inc...................       308
 13,900    Micron Electronics, Inc..........................       163
  2,400    Micron Technology, Inc...........................       116
  5,700    Motorola, Inc....................................       418
  2,700    Texas Instruments, Inc...........................       268
 10,100    Xilinx, Inc......................................       410
                                                              --------
                                                                 3,317
                                                              --------
     SOFTWARE PRODUCTS (17.7%)
  2,600    At Home Corp., Series A..........................       409
    200    Autobytel.com, Inc...............................         8
  1,000    BEA Systems, Inc.................................        16
  6,800    BMC Software, Inc................................       252
 18,400    Citrix Systems, Inc..............................       701
 14,100    Compuware Corp...................................       337
  3,700    Concentric Network Corp..........................       277
  7,500    Hyperion Solutions Corp..........................       109
  3,100    Intuit, Inc......................................       315
 12,500    J.D. Edwards & Co................................       149
  1,800    Lycos, Inc.......................................       155
    100    MarketWatch.com, Inc.............................         7
  6,100    Micromuse, Inc...................................       281
  4,000    Microsoft Corp...................................       358
 27,400    Novell, Inc......................................       690
    200    OneMain.com, Inc.................................         7
 10,000    Parametric Technology Corp.......................       198
  3,700    Progress Software Corp...........................       126

--------------------------------------------------------------------------------
                                                            Technology Portfolio

                                       79
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  TECHNOLOGY (CONT.)
     SOFTWARE PRODUCTS (CONT.)

  2,200    PSInet, Inc......................................  $     94
 43,900    Software AG Systems, Inc.........................       368
 11,000    Vantive Corp.....................................       133
  2,900    Verio Inc........................................       134
    300    Ziff Davis, Inc..................................        11
                                                              --------
                                                                 5,135
                                                              --------
     TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (1.7%)
  2,000    Teradyne, Inc....................................       109
 10,500    Veeco Instruments, Inc...........................       388
                                                              --------
                                                                   497
                                                              --------
     OTHER (12.1%)
  3,000    Genesystems Telecommunications Labs, Inc.........        45
  3,900    Jones Pharma, Inc................................       136
  6,400    MCI Worldcom, Inc................................       567
  5,700    Medicis Pharmaceutical, Class A..................       171
  2,100    Montana Power Co.................................       154
 18,900    Nielsen Media Research, Inc......................       467
  6,600    SABRE Group Holdings, Inc........................       299
  3,200    Sprint Corp. (Fon Group).........................       314
  5,500    SunGard Data Systems, Inc........................       220
  3,300    TeleBanc Financial Corp..........................       263
  8,200    TV Guide, Inc....................................       302
  7,900    USWeb Corp.......................................       326
    100    Valley Media, Inc................................         2
 11,000    Whittman-Hart, Inc...............................       237
                                                              --------
                                                                 3,503
                                                              --------
  TOTAL TECHNOLOGY..........................................    28,119
                                                              --------
TOTAL COMMON STOCKS (Cost $22,421)..........................    28,119
                                                              --------

                                          VALUE
                                          (000)
-------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.2%)
  Other Assets.........................  $  1,557
  Liabilities..........................      (629)
                                         --------
                                              928
                                         --------
NET ASSETS (100%)......................  $ 29,047
                                         --------
                                         --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $27,886
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,311,679 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $21.26
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $1,161
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 54,806 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $21.17
                                                                ---------
                                                                ---------

------------------------------------------------------------

ADR   --  American Depositary Receipt

--------------------------------------------------------------------------------
Technology Portfolio

                                       80
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the S&P 500 with a volatility of portfolio return that is approximately equal to that of the S&P 500. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the S&P 500 Index. The active exposure to any single company is also kept to a modest level.

For the three months ended March 31, 1999, the Portfolio had a total return of 4.10% for the Class A shares and 4.11% for the Class B shares compared to 4.98% for the S&P 500 Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                             TOTAL RETURNS(2)
                                ------------------------------------------
                                               ONE        AVERAGE ANNUAL
                                   YTD         YEAR      SINCE INCEPTION
                                ----------  ----------  ------------------
PORTFOLIO -- CLASS A(3).......       4.10%      12.58%          17.71%
PORTFOLIO -- CLASS B(3).......       4.11       12.30           17.53
INDEX.........................       4.98       18.45           21.47

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on July 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

had a total return of 12.58% for the Class A shares and 12.30% for the Class B shares compared to 18.45% for the Index. For the period from inception on July 31, 1997 through March 31, 1999, the Portfolio had an average annual total return of 17.71% for Class A shares and 17.53% for the Class B shares compared to 21.47% for the Index.

The Portfolio is sector neutral to the S&P 500, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were technology, telephone, capital goods, consumer services, and basic industries. Our worst performing sectors were insurance, financial services, energy, health, and banking.

Virtually all of the differential performance between Portfolio and the Index came from active stock selection. The five largest contributions to our performance relative to the Index came from the following stocks: 1) Amgen, a large biomedical company, climbed 43% during the quarter. The company is close to winning approval for promising new products for cancer and anemia. 2) Anheuser Busch, a brewery company, returned 16%, as its dominant market share and premium pricing helped it to maintain a strong momentum. 3) Bellsouth, a local telephone company, fell 19%, as expectations that accelerated investments on Internet and other new services would depress profits for the quarter. 4) SBC Communications, an integrated telephone company, fell 11%, as the Supreme Court upheld rules designed to make it easier for competitors to enter the local phone market. 5) United Technologies, an aerospace and defense equipment company, advanced 25% on good news of increasing margins in North America and Europe and optimism about the sale of its auto parts business.

On the other side, the five most negative contributions to our performance relative to the Index came from the following stocks: 1) Philip Morris, which produces tobacco products, plunged 34%, amid a series of legislative losses and increasing legal challenges. 2) Countrywide, which provides mortgage loans and other banking services, dropped 25%, over concern that a recent rise in interest rates would choke off their mortgage loan business as consumers shy away from refinancing their loans. 3) Bank of New York, a money center bank, fell

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)

10%, as analysts voiced doubts about future revenues and earnings growth. 4) Morgan Stanley Dean Witter, a diversified financial services firm, surged 41%, as the firm reported record earnings, mostly from trading revenues (we are not allowed to own MSDW shares). 5) Bankamerica, a money center bank, rose 18%, on optimism that the company would boost future earnings by concentrating on core products and reducing its international exposure.

After a choppy start in January and February, U.S. equities continued their climb in March of 1999 and the Index advanced 4.98% during the quarter. Many of the themes that began in 1998 continued. Large cap growth stocks outperformed their value counterparts by 4%, as measured by S&P 500/Barra indices and small stocks, as measured by the Russell 2000, underperformed large cap stocks by more than 10%. For the most part, the marcoeconomic landscape for equities held stable. Consumer confidence climbed back to the high levels seen in the second quarter of 1998 and the economy continued on a path of non-inflationary growth. The good news was tempered, however, with a small increase in interest rates and weakening job creation in March. Looking forward, we maintain a cautious stance about U.S. equity markets. Market breadth continued to deteriorate and the Fed is probably no longer in an easing mode. The best hope for equities is corporate earnings. Earnings have shown some signs of life after a fall in the second part of 1998. Moreover, the global economic atmosphere may be warming. This can only be supportive for U.S. equities.

Eugene Flood, Jr.
PORTFOLIO MANAGER

Narayan Ramachandran
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

                                       82
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

COMMON STOCK (100.1%)
  BASIC MATERIALS (3.0%)
     CHEMICALS (1.4%)
  2,100    Dow Chemical Co..................................  $    196
  1,800    E.I. du Pont de Nemours & Co.....................       104
  1,200    Rohm & Haas Co...................................        40
                                                              --------
                                                                   340
                                                              --------
     CHEMICALS (DIVERSIFIED) (0.4%)
  2,400    Goodrich (BF) Co.................................        82
    500    Monsanto Co......................................        23
                                                              --------
                                                                   105
                                                              --------
     GOLD & PRECIOUS METALS MINING (0.4%)
  2,100    Barrick Gold Corp................................        36
  3,700    Newmont Mining Corp..............................        65
                                                              --------
                                                                   101
                                                              --------
     IRON & STEEL (0.1%)
  3,000    Bethlehem Steel Corp.............................        25
                                                              --------
     PAPER & FOREST (0.7%)
  1,700    Georgia Pacific Group............................       126
  1,000    Louisiana-Pacific Corp...........................        19
    600    Mead Corp........................................        19
    400    Weyerhauser Co...................................        22
                                                              --------
                                                                   186
                                                              --------
  TOTAL BASIC MATERIALS.....................................       757
                                                              --------
  CAPITAL GOODS (10.4%)
     AEROSPACE & DEFENSE (0.1%)
    600    Boeing Co........................................        20
                                                              --------
     ELECTRICAL EQUIPMENT (4.8%)
  4,400    Bank One Corp....................................       242
  1,600    Emerson Electric Co..............................        85
  7,200    General Electric Co..............................       797
    800    Raychem Corp.....................................        18
    300    Solectron Corp...................................        15
    300    Thomas & Betts Corp..............................        11
  1,800    Wells Fargo & Co.................................        63
                                                              --------
                                                                 1,231
                                                              --------
     ENGINEERING & CONSTRUCTION (0.7%)
  6,600    McDermot International, Inc......................       167
                                                              --------
     MACHINERY (DIVERSIFIED) (0.3%)
  2,600    Case Corp........................................        66
                                                              --------
     MANUFACTURING (DIVERSIFIED) (3.5%)
  4,600    Allied Signal, Inc...............................       226
  1,500    Corning, Inc.....................................        90
  1,900    Illinois Tool Works Inc..........................       118
  1,300    Johnson Controls, Inc............................        81


                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  2,100    Tyco International Ltd...........................  $    151
  1,700    United Technologies Corp.........................       230
                                                              --------
                                                                   896
                                                              --------
     MANUFACTURING (SPECIALIZED) (0.7%)
    900    Avery Dennison Corp..............................        52
 10,200    Fruit of the Loom, Inc...........................       106
    500    Millipore, Corp..................................        12
                                                              --------
                                                                   170
                                                              --------
     OFFICE EQUIPMENT & SUPPLIES (0.2%)
  1,100    Xerox Corp.......................................        59
                                                              --------
     TRUCKS & PARTS (0.1%)
    200    Cummins Engine Co., Inc..........................         7
    200    Navistar International Corp......................         8
                                                              --------
                                                                    15
                                                              --------
     WASTE MANAGEMENT (0.0%)
    300    Waste Management, Inc............................        13
                                                              --------
  TOTAL CAPITAL GOODS.......................................     2,637
                                                              --------
  COMMUNICATION SERVICES (8.9%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
  1,200    AirTouch Communications, Inc.....................       116
                                                              --------
     TELECOMMUNICATIONS (LONG DISTANCE) (2.8%)
  4,730    AT&T Corp........................................       377
  3,300    Sprint Corp......................................       324
                                                              --------
                                                                   701
                                                              --------
     TELEPHONE (5.6%)
  4,600    Alltel Corp......................................       287
  7,500    Bell Atlantic Corp...............................       388
  1,400    Bellsouth Corp...................................        56
  1,200    Frontier Corp....................................        62
  3,600    GTE Corp.........................................       218
  4,800    MCI Worldcom, Inc................................       425
                                                              --------
                                                                 1,436
                                                              --------
  TOTAL COMMUNICATION SERVICES..............................     2,253
                                                              --------
  CONSUMER CYCLICALS (10.1%)
     AUTOMOBILES (0.9%)
  2,300    Ford Motor Co....................................       130
    700    General Motors Corp..............................        61
                                                              --------
                                                                   191
                                                              --------
     BUILDING MATERIALS (0.5%)
    600    Armstrong World Industries, Inc..................        27
  3,100    Owens Corning....................................        99
                                                              --------
                                                                   126
                                                              --------
     CONSUMER (JEWELRY, NOVELTIES & GIFTS) (0.3%)
  1,700    American Greetings Corp., Class A................        43
  1,300    Jostens, Inc.....................................        28
                                                              --------
                                                                    71
                                                              --------

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

                                       83
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  CONSUMER CYCLICALS (CONT.)

     HARDWARE & TOOLS (0.3%)
  1,000    Black & Decker Corp..............................  $     56
  1,800    Milacron, Inc....................................        28
                                                              --------
                                                                    84
                                                              --------
     HOMEBUILDING (0.2%)
  1,800    Kaufman & Broad Home Corp........................        40
  1,000    Pulte Corp.......................................        21
                                                              --------
                                                                    61
                                                              --------
     HOUSEHOLD FURNISHINGS & APPLIANCES (0.1%)
    300    Maytag Corp......................................        18
                                                              --------
     LEISURE TIME PRODUCTS (1.0%)
  3,300    Brunswick Corp...................................        63
  2,400    Hasbro, Inc......................................        69
  5,300    Mattel, Inc......................................       132
                                                              --------
                                                                   264
                                                              --------
     LODGING -- HOTELS (0.1%)
    300    Carnival Corp., Class A..........................        15
                                                              --------
     PUBLISHING (0.0%)
    200    McGraw-Hill Cos., Inc............................        11
                                                              --------
     PUBLISHING (NEWSPAPERS) (0.2%)
    600    Gannett Co., Inc.................................        38
                                                              --------
     RETAIL (BUILDING SUPPLIES) (1.2%)
  4,100    Home Depot, Inc..................................       255
  1,000    Lowe's Cos., Inc.................................        61
                                                              --------
                                                                   316
                                                              --------
     RETAIL (DEPARTMENT STORES) (0.3%)
    300    Kohl's Corp......................................        21
  1,650    May Department Stores, Co........................        65
                                                              --------
                                                                    86
                                                              --------
     RETAIL (GENERAL MERCHANDISE) (3.8%)
    300    Costco Companies Inc.............................        27
  3,400    Dayton Hudson Corp...............................       227
  1,000    Kmart Corp.......................................        17
  1,600    Sears Roebuck & Co...............................        72
  6,800    Wal-Mart Stores, Inc.............................       627
                                                              --------
                                                                   970
                                                              --------
     RETAIL (SPECIALTY) (0.2%)
    300    Gap, Inc.........................................        20
    600    Staples Inc......................................        20
    300    TJX Cos., Inc....................................        10
                                                              --------
                                                                    50
                                                              --------
     SERVICES (ADVERTISING/MARKETING) (0.6%)
  1,800    Omnicom Group, Inc...............................       144
                                                              --------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

     SERVICES (COMMERCIAL & CONSUMER) (0.1%)
    800    Cendant Corp.....................................  $     12
    300    Dun & Brandstreet Corp...........................        11
    200    McKesson HBOC, Inc...............................        13
                                                              --------
                                                                    36
                                                              --------
     TEXTILES (APPAREL) (0.3%)
  2,400    Liz Claiborne, Inc...............................        78
                                                              --------
  TOTAL CONSUMER CYCLICALS..................................     2,559
                                                              --------
  CONSUMER STAPLES (12.5%)
     BEVERAGES (ALCOHOLIC) (2.1%)
  6,600    Anheuser Busch Cos., Inc.........................       503
    700    Coors (Adolph), Inc., Class B....................        38
                                                              --------
                                                                   541
                                                              --------
     BEVERAGES (NON-ALCOHOLIC) (0.6%)
    300    Coca Cola Enterprises, Inc.......................         9
  3,900    PepsiCo, Inc.....................................       153
                                                              --------
                                                                   162
                                                              --------
     BROADCASTING (TV, RADIO, CABLE) (0.7%)
  1,100    CBS Corp.........................................        45
    700    Comcast Corp., Class A...........................        44
    800    MediaOne Group, Inc..............................        51
                                                              --------
                                                                   140
                                                              --------
     DISTRIBUTORS (FOOD & HEALTH) (0.2%)
  2,600    SUPERVALU, Inc...................................        54
                                                              --------
     ENTERTAINMENT (1.3%)
  3,500    King World Productions, Inc......................       107
    100    The Walt Disney Co...............................         3
  2,900    Time Warner, Inc.................................       206
    300    Viacom, Inc., Class B............................        25
                                                              --------
                                                                   341
                                                              --------
     FOODS (0.8%)
    500    Quaker Oats Co...................................        31
    600    Ralston-Ralston Purina Group.....................        16
  6,500    Sara Lee Corp....................................       161
                                                              --------
                                                                   208
                                                              --------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (2.3%)
    600    Clorox Co........................................        70
  2,200    Kimberly-Clark Corp..............................       106
  4,200    Procter & Gamble Co..............................       411
                                                              --------
                                                                   587
                                                              --------
     HOUSEWARES (0.1%)
    400    Fortune Brands, Inc..............................        15
                                                              --------

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

                                       84
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  CONSUMER STAPLES (CONT.)

     PERSONAL CARE (0.5%)
  1,200    Alberto-Culver Co., Class B......................  $     28
    400    Avon Products, Inc...............................        19
  1,500    Gillette Co......................................        89
                                                              --------
                                                                   136
                                                              --------
     RESTAURANTS (1.2%)
  6,300    McDonald's Corp..................................       286
  1,000    Wendy's International, Inc.......................        28
                                                              --------
                                                                   314
                                                              --------
     RETAIL (DRUG STORES) (0.3%)
    500    Rite Aid Corp....................................        12
  1,800    Walgreen Co......................................        51
                                                              --------
                                                                    63
                                                              --------
     RETAIL (FOOD CHAINS) (1.2%)
    700    Albertson's, Inc.................................        38
  1,900    Kroger Co........................................       114
  3,000    Safeway Inc......................................       154
                                                              --------
                                                                   306
                                                              --------
     SPECIALTY PRINTING (0.2%)
  1,700    Deluxe Corp......................................        50
                                                              --------
     TOBACCO (1.0%)
  6,400    Philip Morris Cos., Inc..........................       225
  1,400    RJR Nabisco Holdings Corp........................        35
                                                              --------
                                                                   260
                                                              --------
  TOTAL CONSUMER STAPLES....................................     3,177
                                                              --------
  ENERGY (4.5%)
     OIL & GAS (DRILLING) (0.6%)
    500    Halliburton Co...................................        19
  2,400    Schlumberger Ltd.................................       145
                                                              --------
                                                                   164
                                                              --------
     OIL & GAS (EXPLORATION & DRILLING) (0.4%)
  1,000    Burlington Resources, Inc........................        40
  4,900    Union Pacific Resources Group Inc................        58
                                                              --------
                                                                    98
                                                              --------
     OIL (DOMESTIC INTEGRATED) (0.4%)
  3,200    USX-Marathon Group...............................        88
                                                              --------
     OIL (INTERNATIONAL INTEGRATED) (3.1%)
  5,800    Exxon Corp.......................................       409
  3,700    Mobil Corp.......................................       326
  1,000    Royal Dutch Petroleum Co.........................        52
                                                              --------
                                                                   787
                                                              --------
  TOTAL ENERGY..............................................     1,137
                                                              --------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  FINANCIAL (15.0%)
     BANKS (MAJOR REGIONAL) (2.6%)
  6,600    Bank of New York Co., Inc........................  $    237
  1,300    BankBoston Corp..................................        56
  2,300    Comerica, Inc....................................       144
  2,300    Fleet Financial Group, Inc.......................        87
  1,500    KeyCorp..........................................        46
    600    Mellon Bank Corp.................................        42
    600    SunTrust Banks, Inc..............................        37
    200    Wachovia Corp....................................        16
                                                              --------
                                                                   665
                                                              --------
     BANKS (MONEY CENTER) (1.7%)
  3,100    Chase Manhattan Corp.............................       252
  3,500    First Union Corp.................................       187
                                                              --------
                                                                   439
                                                              --------
     BANKS (REGIONAL) (0.2%)
    500    Firstar Corp.....................................        45
                                                              --------
     CONSUMER FINANCE (0.5%)
    400    Associates First Capital Corp., Class A..........        18
  1,800    Countrywide Credit Industries, Inc...............        67
  1,000    Household International, Inc.....................        46
                                                              --------
                                                                   131
                                                              --------
     FINANCIAL (DIVERSIFIED) (4.8%)
  1,700    American Express Co..............................       200
  8,800    Citigroup, Inc...................................       562
  3,100    Federal Home Loan Mortgage Corp..................       177
  3,900    Federal National Mortgage Assoc..................       270
                                                              --------
                                                                 1,209
                                                              --------
     INSURANCE (BROKERS) (0.5%)
  1,800    Marsh & McLennan Cos.............................       133
                                                              --------
     INSURANCE (LIFE & HEALTH) (0.8%)
  3,200    Conseco, Inc.....................................        99
  1,100    Provident Cos., Inc..............................        38
  1,900    Torchmark Corp...................................        60
                                                              --------
                                                                   197
                                                              --------
     INSURANCE (MULTI-LINE) (2.2%)
  3,500    American International Group, Inc................       422
  2,600    Hartford Financial Service Group, Inc............       148
                                                              --------
                                                                   570
                                                              --------
     INSURANCE (PROPERTY -- CASUALTY) (0.7%)
  2,600    Allstate Corp....................................        96
  1,400    Chubb Corp.......................................        82
                                                              --------
                                                                   178
                                                              --------

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  FINANCIAL (CONT.)

     INVESTMENT BANKING & BROKERAGE (0.8%)
  1,900    Bear Stearns Cos., Inc...........................  $     85
    500    Charles Schwab Corp..............................        48
  1,200    Lehman Brothers Holdings, Inc....................        72
                                                              --------
                                                                   205
                                                              --------
     SAVINGS & LOANS (0.2%)
  1,200    Washington Mutual, Inc...........................        49
                                                              --------
  TOTAL FINANCIAL...........................................     3,821
                                                              --------
  HEALTH CARE (11.9%)
     HEALTH CARE (DIVERSIFIED) (4.8%)
    800    Abbott Laboratories..............................        37
  1,700    American Home Products Corp......................       111
  9,100    Bristol-Myers Squibb Co..........................       585
  3,700    Johnson & Johnson................................       347
  2,200    Warner Lambert Co................................       146
                                                              --------
                                                                 1,226
                                                              --------
     HEALTH CARE (DRUGS -- GENERIC & OTHERS) (1.2%)
  4,100    Amgen, Inc.......................................       307
                                                              --------
     HEALTH CARE (DRUGS -- MAJOR PHARMS) (4.2%)
  4,100    Eli Lilly & Co...................................       348
  4,700    Merck & Co., Inc.................................       377
  2,200    Pfizer, Inc......................................       305
    500    Schering-Plough Corp.............................        28
                                                              --------
                                                                 1,058
                                                              --------
     HEALTH CARE (LONG-TERM CARE) (0.1%)
  2,700    HEALTHSOUTH Corp.................................        28
                                                              --------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.6%)
  3,800    Bausch & Lomb, Inc...............................       247
  1,100    Becton Dickinson & Co............................        42
  1,200    Guidant Corp.....................................        72
    500    Medtronic, Inc...................................        36
                                                              --------
                                                                   397
                                                              --------
     HEALTH CARE (SPECIALIZED SERVICES) (0.0%)
    200    Alza Corp., Class A..............................         8
                                                              --------
  TOTAL HEALTH CARE.........................................     3,024
                                                              --------
  TECHNOLOGY (20.0%)
     BIOTECHNOLOGY (0.1%)
    300    Baxter International, Inc........................        20
                                                              --------
     COMMUNICATION EQUIPMENT (2.8%)
  3,200    Lucent Technologies, Inc.........................       345
  1,700    Motorola, Inc....................................       124
  2,400    Northern Telecom Ltd.............................       149
    500    Scientific-Atlanta, Inc..........................        14
    900    Tellabs, Inc.....................................        88
                                                              --------
                                                                   720
                                                              --------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

     COMPUTERS (HARDWARE) (4.5%)
  1,500    Compaq Computer Corp.............................  $     48
  5,500    Dell Computer Corp...............................       225
    600    Gateway 2000, Inc................................        41
  3,900    Hewlett Packard Co...............................       265
  2,400    International Business Machines Corp.............       425
  1,100    Sun Microsystems, Inc............................       137
                                                              --------
                                                                 1,141
                                                              --------
     COMPUTERS (NETWORKING) (1.6%)
    400    Ascend Communications, Inc.......................        33
  3,400    Cisco Systems, Inc...............................       373
                                                              --------
                                                                   406
                                                              --------
     COMPUTERS (PERIPHERALS) (1.2%)
  1,700    EMC Corp.........................................       217
  2,700    Seagate Technology, Inc..........................        80
                                                              --------
                                                                   297
                                                              --------
     COMPUTERS (SOFTWARE & SERVICES) (6.5%)
  2,100    America Online, Inc..............................       306
  1,600    BMC Software, Inc................................        59
    200    Computer Sciences Corp...........................        11
  1,300    Compuware Corp...................................        31
 12,400    Microsoft Corp...................................     1,111
  3,100    Oracle Corp......................................        82
  1,200    Parametric Technology Corp.......................        24
  1,400    Unisys Corp......................................        39
                                                              --------
                                                                 1,663
                                                              --------
     ELECTRONICS (DEFENSE) (0.3%)
  1,500    Raytheon Co., Class B............................        88
                                                              --------
     ELECTRONICS (SEMICONDUCTORS) (2.5%)
  4,700    Intel Corp.......................................       560
    800    Texas Instruments, Inc...........................        79
                                                              --------
                                                                   639
                                                              --------
     EQUIPMENT (SEMICONDUCTORS) (0.4%)
  1,600    Applied Materials, Inc...........................        99
                                                              --------
     SERVICES (DATA PROCESSING) (0.1%)
    200    Electronic Data Systems Corp.....................         9
    300    First Data Corp..................................        13
                                                              --------
                                                                    22
                                                              --------
  TOTAL TECHNOLOGY..........................................     5,095
                                                              --------
  TRANSPORTATION (1.0%)
     AIR FREIGHT (0.2%)
    500    FDX Corp.........................................        46
                                                              --------
     AIRLINES (0.6%)
    500    AMR Corp.........................................        29
    600    Delta Air Lines, Inc.............................        42

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  TRANSPORTATION (CONT.)
     AIRLINES (CONT.)

  1,600    Southwest Airlines Co............................  $     48
    400    US Airways Group, Inc............................        20
                                                              --------
                                                                   139
                                                              --------
     TRUCKERS (0.2%)
  2,200    Ryder System, Inc................................        61
                                                              --------
  TOTAL TRANSPORTATION......................................       246
                                                              --------
  UTILITIES (2.8%)
     ELECTRIC COMPANIES (2.6%)
  2,000    Cinergy Corp.....................................        55
  1,700    Edison International.............................        38
  1,300    GPU, Inc.........................................        48
  2,400    PECO Energy Co...................................       111
  3,500    PG&E Corp........................................       109
  4,200    Texas Utilities Co...............................       175
  3,700    Unicom Corp......................................       135
                                                              --------
                                                                   671
                                                              --------
     POWER PRODUCERS (INDEPENDENT) (0.2%)
  1,200    AES Corp.........................................        45
                                                              --------
  TOTAL UTILITIES...........................................       716
                                                              --------
  TOTAL COMMON STOCKS (Cost $23,192)........................    25,422
                                                              --------

                                                               VALUE
SHARES                                                         (000)
----------------------------------------------------------------------

  TOTAL INVESTMENTS 100.1% (Cost $23,192)...................  $ 25,422
                                                              --------

OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets..............................................        93
  Liabilities...............................................      (106)
                                                              --------
                                                                   (13)
                                                              --------
NET ASSETS (100%)...........................................  $ 25,409
                                                              --------
                                                              --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $24,076
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,860,007 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $12.94
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $1,333
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 103,106 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $12.93
                                                                ---------
                                                                ---------

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the three months ended March 31, 1999, the Portfolio had a total return of -2.83% for the Class A shares and -2.92% for the Class B shares compared to a total return of -5.59% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -13.71% for the Class A shares and -13.95% for the Class B shares compared to -21.75% for the Index. From inception on February 24, 1995 through March 31, 1999, the average annual total return of the Class A shares was 16.00% compared to 9.63% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of the Class B shares was 13.16% compared to 7.57% for the Index.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
-----------------------------------------

                                   TOTAL RETURNS(2)
                      ------------------------------------------
                                      ONE       AVERAGE ANNUAL
                         YTD         YEAR       SINCE INCEPTION
                      ----------  -----------  -----------------
PORTFOLIO -- CLASS
 A..................      -2.83%      -13.71%         16.00%
PORTFOLIO -- CLASS
 B..................      -2.92       -13.95          13.16
INDEX -- CLASS A....      -5.59       -21.75           9.63
INDEX -- CLASS B....      -5.59       -21.75           7.57

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATION PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Despite renewed levels of enthusiasm at the beginning of 1999, the REIT market provided more of the same bad news in the first quarter of the year. The Index posted a loss of 5.6%. The Index has now experienced a decline in excess of 27% since hitting its all-time high in October, 1997. Once again, the decline occurred despite public real estate companies reporting strong cashflow growth from their properties. The pain of negative returns was amplified by the fascination with the Dow Jones Index flirting with the 10,000 level and the surging internet stocks. Clearly it has been difficult for any of the small cap or value-oriented stocks to catch the attention of equity investors. In the quarter, small cap stocks continued their under-performance relative to big cap stocks as the Russell 2000 Index of small capitalization stocks declined 5.4% for the quarter. As a result of this quarter's performance, it remains cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets). On average, REITs are trading 10% below the liquidation value of their portfolios and private investors are actively exploring methods to take advantage of this arbitrage.

Perhaps the only positive event to come from another difficult quarter was the renewed level of interest in the public securities markets from both private and public pension funds. These investors have established target allocations for investment in real estate as a separate asset class. Historically, they have placed the majority of this allocation in the direct markets (through the purchase of real estate properties). However, many are reviewing increasing their exposure to the indirect markets (through public real estate securities), because they are attracted by current valuation levels. In the quarter, this new inflow was modest compared to net redemptions by non-dedicated real estate investors. However, it is a strong sign for the industry to expand its shareholder base to include a greater number of dedicated real estate investors.

The first quarter featured a modest gain for the REIT market in the beginning of January as most prognosticators unveiled their expected returns for the year, with consensus returns in the 12% to 15% range. However, a constant and continued decline ensued in which the REIT market declined a modest degree each day. In contrast to last year, the quarter was devoid of any serious attempts at gaining territory. The quarter ended with the Index approaching its 52-week low achieved in early October, 1998.

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

The continued outflow from dedicated mutual funds contributed to the sector's declines. Total redemptions in the last three quarters of 1998 were almost $1.5 billion and the pattern continued with more than $500 million in redemptions in the first quarter. The continued success of the broader equity markets, which was predominantly limited to a narrow group of big cap and internet stocks, did not bode well for real estate stocks. In addition, REITs had difficulty positioning themselves as defensive stocks given last year's performance and the continued declines this year. As a large number of REIT stocks approach the 10% dividend yield level, investors have become confused as to whether the stocks are cheap or are preparing to cut their dividend. We believe that the sector represents a defensive asset class at a very attractive current valuation level and will attempt to outline our thesis below. Note that in the beginning of 1998 we provided total return estimates far below the consensus as we cautioned that the sector was not defensive given then current valuations levels.

We have previously discussed our investment perspective that, over the medium and long term, the largest determinant of the value of shares of real estate stocks will be underlying real estate fundamentals. We measure REITs based on their Price to Net Asset Value per share ratio ("P/NAV"). The third quarter of 1998 was the first in which P/ NAV had fallen below 100% since early 1995. At the end of this quarter, we are residing firmly below NAV at the 90% P/NAV level.

The public markets are forward looking and we expect that the market will reward the REIT market with premium valuations in the face of improving fundamentals and will penalize REITs with prices below NAV in the anticipation of deteriorating fundamentals. We also recognize that the public markets may not be perfectly calibrated, which results in a tendency to overshoot on both the upside and the downside. Thus, we believe the appropriate analysis for current valuations in the REIT market is to answer the following question: are the public markets betting on a deterioration in NAV or are the securities mispriced as a result of the selling pressure by non-dedicated investors?

The key factor is an analysis of the likelihood of a deterioration in NAV. This deterioration can come in the form of a reduction in the net operating income ("NOI") at the property level or a worsening in the cap rates (the multiple applied to the NOI) to determine real estate prices.

Last quarter, we discussed our concerns with regard to real estate valuations. We correctly anticipated a slowing in transaction volumes; however, our assumption that the new clearing prices would decline by 10% or more has been proven wrong with the exception of the hotel sector and second tier properties and markets. As a result, it appears that cap rates have stabilized once again. This stabilization appears to dispel the current concern over a deterioration in cap rates. It is important to note that since the companies have increased leverage ratios to, on average, 40%, a 5% deterioration in cap rates would result in a 10% decrease in NAV per share.

The case for a deterioration in NOI for real estate is dependent on weak fundamentals. Our measure for real estate fundamentals is the supply-demand balance for real estate in each of the component markets as measured by occupancy rates and rental levels. Demand for real estate space will be directly affected by gross domestic product growth, job growth and business and consumer confidence. A consensus concurs that a slowdown in the U.S. economy is inevitable even if it has been pushed back by a number of quarters. Thus, the operative question is the degree to which supply will slow in concert with the eventual reduction in demand.

We can classify the various components of the U.S. real estate market into three categories. We place the multifamily and industrial markets into the stabilized category. These sectors were the first to achieve equilibrium and remain in a stage of active construction that has kept pace with demand. Given the short construction cycle for these assets, supply can react quickly to a decline in demand, which would only cause a brief period of over-supply. The office and hotel markets fall into the volatile category. Both were poised for a dramatic level of over-supply by the latter part of 1998, but the pace of new planned construction is slowing dramatically in each sector. In the office sector, although the supply pipeline grew by 20%, it was a slower pace than the previous period and was largely the result of developers completing projects that had their financing commitments in place before the turmoil last fall. Similarly in the hotel sector, the construction pipeline has fallen from 4% to 3% of existing supply.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

Finally, the exogenous shock category best represents the status of the retail and healthcare sectors. These sectors face an additional significant risk apart from the typical supply-demand analysis. In retail, the concern over internet retailing (or e-commerce) has caused shock waves through the public listed owners of retail properties but it is not clear that it has affected the private real estate markets. Note that retail sales via the internet were more than $10 billion in 1998 versus more than $2 trillion of total retail based sales. The expectations for internet sales by 2003 are in excess of $100 billion, a comparable figure to total catalog sales in the U.S. today (in our view, the retail component most likely to be impacted by e-commerce). In the case of healthcare, the new Medicare Prospective Payment System ("PPS") has created financial difficulties for the operators of nursing homes. These companies have revised earnings estimates downward in the face of complying with PPS. This has resulted in a dramatic decline for the share prices of healthcare REITs that own and lease nursing homes to these operators and the potential risk for a re-pricing of the assets.

The scenario described above indicates that it is difficult to make a case for deterioration in NOI based on over-supply. We believe the key risk is one of under-demand. Given the current supply-demand scenario outlined above, we would require a recession of some length in order to depress NOI by 5% (which would reduce NAV per share by 10%). The combined result of the cap rate and NOI analyses is that it is difficult to construct a base case that results in a decline in NAV per share to the levels currently implied in the pricing for public securities. We do not project an immediate catalyst for improved pricing, but as value investors, our style is to identify mispricing opportunities and realize the benefits over time. It is interesting to note that on the several occasions when the REIT market has rallied in this current cycle, it tends to run up very quickly. Thus, employing a strategy to wait on the sidelines for evidence of a catalyst may result in an inability to enter the sector in a meaningful fashion when the inefficiency is being realized.

Last year, as REIT prices plummeted, we introduced the concept that REITs must compare the potential returns from their typical external growth opportunity set, the development and acquisition of properties, versus the opportunity to "buy" their own portfolio (based on the implied valuation as determined by their share price) through a share repurchase program. We firmly believe that REITs must monitor their implied valuation and utilize the analysis to determine their external growth plans as well as their price tolerance for issuing equity. Many companies have implemented share repurchase programs, although capital availability has slowed the pace. Those companies that have capital availability have taken a selective attitude and have increased targeted investment returns as a result of treating this capital as a scarce resource. These actions also reflect a more targeted strategic direction for REITs to focus on "value-added" external growth. This is in contrast to the growth and expansion mentality for many REITs in 1997, a theme predicated on the availability of cheap equity and a private real estate market that had not yet fully recovered. The ultimate example of a revised focus on growing NAV per share, as opposed to growing for growth's sake, is the strategy to sell assets in the private markets and use the proceeds to buy back stock.

The most significant evidence that REITs are mispriced would come in the form of the Board's of cheap companies -- those trading at the greatest discount to the liquidation value of their properties -- placing the companies for sale. The first quarter witnessed the closing of two of these transactions in which Storage Trust and Meridian Industrial Trust were sold, as each merged their assets into larger public companies and eliminated management in its entirety. In the second quarter Tower Realty will complete the sale of their assets by merging into Reckson Associates. In addition, MGI Properties will sell the vast majority of its assets to an undisclosed private buyer. We applaud the decision of these companies and their Boards to sell.

Given the deterioration in share prices, there remains a serious debate as to the viability of leveraged buyouts ("LBO's") in the sector. Since the structure is highly dependent on cheap and plentiful financing, the apartment sector has been the first in which investors have tested the strategy. This quarter, the Board of Irvine Apartment Communities accepted a buyout offer from its Chairman and largest shareholder. We considered this situation unique, given the approximate 70% stake that the shareholder holds in the public company as well as certain unique legal advantages granted to the shareholder at the initial public offering. However, a

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

second situation has arisen in which the Chairman of Berkshire Realty -- another owner of apartments -- has made a bid to take the company private. Finally, a well-known LBO expert, Irwin Jacobs, made an unsolicited bid for a smaller apartment company, Cornerstone Realty. We believe that each of these announcements illustrate the arbitrage between the private and public real estate markets and the current mispricing.

We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Given the expected slowdown in the demand for real estate, we have maintained a modestly defensive posture. However, we are encouraged by the undeniable strength of the U.S. economy and have become more constructive with regard to the likelihood that real estate fundamentals will remain favorable. As a result, from a top-down perspective, we have increased our overweighting to the office sector, decreased our underweighting to the hotel sectors, and decreased our overweighting to the less volatile residential housing sectors (both apartments and manufactured home communities). Once again we took advantage of a weak market and price declines to add a number of the most talented companies in the REIT universe to the Portfolio, including Simon Property Group, Prologis and Boston Properties.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

April 1999

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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (95.4%)
  DIVERSIFIED (9.6%)
  333,700    Crescent Real Estate Equities, Inc. REIT.........  $7,175
  354,000    Pacific Gulf Properties, Inc. REIT...............   6,372
  230,500    Pennsylvania REIT................................   4,307
  115,100    Rouse Co. REIT...................................   2,554
   35,600    Vornado Realty Trust REIT........................   1,228
  654,898    Wellsford Real Properties, Inc...................   5,730
                                                                -------
                                                                27,366
                                                                -------
  HEALTH CARE (0.8%)
  190,300    Meditrust Corp. REIT.............................   2,367
                                                                -------
  LODGING/RESORTS (4.5%)
  106,500    Candlewood Hotel Company, Inc....................     426
   12,070    Crestline Capital Corp...........................     185
  308,800    Host Marriot Corp................................   3,435
  108,300    John Q Hammons Hotels, Inc., Class A.............     393
  995,454    Patriot American Hospitality, Inc. REIT..........   5,102
  109,937    Starwood Lodging Trust REIT......................   3,140
                                                                -------
                                                                12,681
                                                                -------
  OFFICE INDUSTRIAL (33.3%)
     INDUSTRIAL (5.1%)
  412,400    Prime Group Realty Trust REIT....................   5,464
  441,260    ProLogis Trust REIT..............................   9,046
                                                                -------
                                                                14,510
                                                                -------
     OFFICE/INDUSTRIAL MIXED (2.6%)
  218,710    PS Business Parks, Inc. REIT.....................   4,798
   74,600    Spieker Properties, Inc. REIT....................   2,630
                                                                -------
                                                                 7,428
                                                                -------
     OFFICE (25.6%)
  484,500    Arden Realty, Inc. REIT..........................  10,780
  335,100    Beacon Capital Partners, Inc.....................   6,702
  143,500    Boston Properties, Inc. REIT.....................   4,538
  515,754    Brandywine Realty Trust REIT.....................   8,381
  788,797    Brookfield Properties Corp. (Canada).............   9,318
  265,030    CarrAmerica Realty Corp. REIT....................   5,847
  217,600    Cornerstone Properties, Inc......................   3,183
  308,427    Equity Office Properties Trust REIT..............   7,846
  598,300    Great Lakes, Inc. REIT...........................   8,675
   71,800    Highwoods Properties, Inc........................   1,692
  108,600    Mack-Cali Realty Corp. REIT......................   3,190
   93,700    Prentiss Properties Trust REIT...................   1,745
   55,500    SL Green Realty Corp. REIT.......................   1,044
                                                                -------
                                                                72,941
                                                                -------
  TOTAL OFFICE INDUSTRIAL.....................................  94,879
                                                                -------

                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------

  OTHER (2.2%)
  580,384    Atlantic Gulf Communities Corp...................  $  987
   22,530    Merry Land Properties, Inc.......................     132
  375,700    Security Capital Group, Inc., Class B............   5,025
                                                                -------
                                                                 6,144
                                                                -------
  RESIDENTIAL (24.1%)
     RESIDENTIAL APARTMENTS (18.3%)
   97,000    Amli Residential Properties Trust REIT...........   2,001
  166,100    Apartment Investment & Management Co. REIT.......   6,021
  318,510    Archstone Communities Trust REIT.................   6,410
  380,500    Avalon Bay Communities, Inc. REIT................  12,033
  143,318    Equity Residential Properties Trust REIT.........   5,912
  341,300    Essex Property Trust, Inc. REIT..................   8,917
   51,800    Irvine Apartment Communities, Inc. REIT..........   1,703
  204,700    Smith (Charles E.) Residential Realty, Inc.
               REIT...........................................   6,307
  157,900    Summit Properties, Inc...........................   2,635
                                                                -------
                                                                51,939
                                                                -------
     RESIDENTIAL MANUFACTURED HOMES (5.8%)
  544,752    Chateau Communities, Inc. REIT...................  14,981
   61,800    Manufactured Home Communities, Inc. REIT.........   1,483
    1,500    Sun Communities, Inc. REIT.......................      47
                                                                -------
                                                                16,511
                                                                -------
  TOTAL RESIDENTIAL...........................................  68,450
                                                                -------
  RETAIL (17.7%)
     RETAIL REGIONAL MALLS (9.6%)
  132,800    Acadia Realty Trust REIT.........................     697
    7,500    Mills Corp. REIT.................................     134
    8,200    Philips International Realty Corp. REIT..........     116
  406,000    Simon Property Group, Inc. REIT..................  11,140
  931,078    Taubman Centers, Inc. REIT.......................  11,406
  135,900    Urban Shopping Centers, Inc. REIT................   3,899
                                                                -------
                                                                27,392
                                                                -------
     RETAIL STRIP CENTERS (8.1%)
  942,390    Burnham Pacific Property Trust REIT..............   9,895
   63,600    Developers Diversified Realty Corp...............     910
  450,500    Federal Realty Investment Trust REIT.............   9,545
  145,700    Pan Pacific Retail Properties Inc. REIT..........   2,586
    2,300    Ramco-Gershenson Properties Trust REIT...........      37
    2,000    Regency Realty Corp. REIT........................      38
                                                                -------
                                                                23,011
                                                                -------
  TOTAL RETAIL................................................  50,403
                                                                -------
  SELF STORAGE (3.2%)
  312,366    Public Storage, Inc. REIT........................   7,809
   56,300    Shurgard Storage Centers, Inc., Series A REIT....   1,422
                                                                -------
                                                                 9,231
                                                                -------
TOTAL COMMON STOCKS (Cost $294,280)...........................  271,521
                                                                -------

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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 VALUE
 SHARES                                                          (000)
-----------------------------------------------------------------------

PREFERRED STOCKS (0.8%)
  RETAIL (0.8%)
     RETAIL STRIP CENTERS (0.8%)
   80,400    First Washington Realty Trust, Series A REIT
               (Cost $2,251)..................................  $2,181
                                                                -------
CONVERTIBLE PREFERRED STOCKS (0.6%)
  OTHER (0.6%)
  107,021    Atlantic Gulf Communities Corp...................   1,010
   75,765    Altantic Gulf Communities Corp., Series B........     715
                                                                -------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,828)..............   1,725
                                                                -------

 NO. OF
WARRANTS
---------
WARRANTS (0.0%)
  OTHER (0.0%)
  112,509    Atlantic Gulf Communities Corp., Class A,
               expiring 6/24/04...............................      35
  112,509    Atlantic Gulf Communities Corp., Class B,
               expiring 6/24/04...............................      35
  112,509    Atlantic Gulf Communities Corp., Class C,
               expiring 6/24/04...............................      35
                                                                -------
TOTAL WARRANTS (COST $0)......................................     105
                                                                -------

  FACE
 AMOUNT                                                          VALUE
  (000)                                                          (000)
-----------------------------------------------------------------------

CORPORATE BONDS (0.9%)
  OFFICE INDUSTRIAL (0.9%)
     OFFICE (0.9%)
$   2,934    Brookfield Properties Corp. (Canada), 6.00%,
               2/14/07 (Cost $2,264)..........................  $2,478
                                                                -------
SHORT-TERM INVESTMENT (1.4%)
  REPURCHASE AGREEMENT (1.4%)
    3,895    Chase Securities, Inc. 4.65%, dated 3/31/99, due
               4/01/99, to be repurchased at $3,896,
               collateralized by U.S. Treasury Bonds, 8.00%
               due 11/15/21, valued at $3,989 (Cost $3,895)...   3,895
                                                                -------
TOTAL INVESTMENTS (99.1%) (Cost $304,518).....................  281,905
                                                                -------

OTHER ASSETS AND LIABILITIES (0.9%)
  Other Assets..................................................     3,584
  Liabilities...................................................      (986)
                                                                  ---------
                                                                     2,598
                                                                  ---------
NET ASSETS (100%)...............................................  $284,503
                                                                  ---------
                                                                  ---------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $272,247
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 22,048,791 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.35
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $12,256
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 996,270 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.30
                                                                ----------
                                                                ----------

------------------------------------------------------------

REIT  --  Real Estate Investment Trust

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

The Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities which the Investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
-----------------------------------------

                                         TOTAL RETURNS(2)
                        --------------------------------------------------
                                                                AVERAGE
                                                  AVERAGE        ANNUAL
                                                   ANNUAL        SINCE
                           YTD       ONE YEAR    FIVE YEARS    INCEPTION
                        ----------  ----------  ------------  ------------
PORTFOLIO -- CLASS
 A....................       4.36%       0.09%       19.06%        14.31%
PORTFOLIO -- CLASS
 B....................       4.37       -0.14          N/A         18.36
S&P 500 INDEX -- CLASS
 A....................       4.98       18.45        26.24         19.08
S&P 500 INDEX -- CLASS
 B....................       4.98       18.45          N/A         27.45
INDATA EQUITY-MEDIAN
 INDEX -- CLASS A.....       1.65        8.35        21.12         16.64
INDATA EQUITY-MEDIAN
 INDEX -- CLASS B.....       1.65        8.35          N/A         21.94

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Indata Equity-Median Index is an unmanaged index of common stocks. The Indata Equity-Median Index includes an average asset allocation of 92.0% equity and 8.0% cash based on $48.1 billion in assets among 1,228 portfolios for the period ended March 31, 1999.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the three months ended March 31, 1999, the Portfolio had a total return of 4.36% for the Class A shares and 4.37% for the Class B shares compared to a total return of 4.98% for the S&P 500 Index and 1.65% for the Indata Equity-Median Index. For the one-year period ended March 31, 1999, the Portfolio had a total return of 0.09% for the Class A shares and -0.14% for the Class B shares compared to a total of 18.45% for the S&P 500 Index and 8.35% for the Indata Equity-Median Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 19.06% compared to 26.24% for the S&P 500 Index and 21.12% for the Indata Equity-Median Index. From inception on January 31, 1990 through March 31, 1999, the average annual total return of Class A shares was 14.31% compared to 19.08% for the S&P 500 Index and 16.64% for the Indata Equity-Median Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 18.36% compared to 27.45% for the S&P 500 Index and 21.94% for the Indata Equity-Median Index.

For the three months ended, the S&P/Barra Growth Index returned 7.0%, and the S&P/Barra Value Index returned 2.7%. Equally weighted, the S&P 500 returned 1.3%. The small-cap Indexes were down 5.5% (Russell 2000) and 8.4% (S&P Small-Cap). The worst performing sectors were (S&P) Utilities, down 10% and (Small-cap) Value, down 10%.

For the Portfolio, the best performing stocks were Sprint-PCS, up 92%, Nielsen Media Research, up 82% (an internet/media company that has current earnings that we added at a 12 price/earnings last fall), United Technologies, up 25%, Lincoln National, up 22% and TJX Companies, up 17%. The worst performing stocks were Philip Morris, down 33%, Meritor Automotive (now a 6 P-E), down 26%, Loews, down 24%, Harris, down 21%, and Gulf Stream Aerospace, down 19% (26% earnings per share growth, upward earnings estimates, and now a 10 price/earnings).

Overall performance was a telescoped version of the last few years: a narrow market increasingly driven by and valued by, a small number of mega-cap stocks with high and increasing valuations. For the quarter the S&P 100 was up 7.3%, over 15% better than the S&P Small-Cap Index which was down 8.4%. This quarter also saw the emergence of the mania in Internet stocks (more on the Internet below).

Performance in the Portfolio was driven by the recovery in four of our large value holdings: TJMaxx, Lincoln National, United Technologies and Philips Electronics. We also had help from wireless.

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

Lincoln National rose on the news that Aegon, a global Dutch insurer, is buying Transamerica; highlighting the attraction as well as the scarcity of high quality US-based financial/insurance companies. TJMaxx's performance was a recovery from the economic slowdown scare in the third quarter of 1998 (which is when TJMaxx was added to the Portfolio). United Technologies and Philips recovered based on good 1998 fourth quarter earnings and solid expectations for 1999. Sprint-PCS return reflected the value of a nationwide wireless service. Based on valuation we sold Sprint-PCS and purchased Telesp Celular Participacoes, a Brazilian cellular company spun off from Telebras, the Brazilian telecommunications company, and added to our Sprint holdings.

Our biggest positions are AT&T, Sprint, United Technologies, Lincoln National, and Chase Manhattan. These five stocks account for 22% of the Portfolio's net assets. The top 10 positions have similar characteristics and comprise 41% of the Portfolio and include TJMaxx, BankBoston, Allstate, Bell Atlantic, and Philips Electronics. These top 10 comprise the core of the Portfolio.

This quarter we added to our holding of broadband and wireless stocks when liquidity-driven or momentum selling created discounts to the markets. We added the following companies at average price/ earnings of 22 and price-to-sales of 2: 3Com (networking), Newbridge Networks (ATM switches), FORE Systems (ATM switches). We believe these are reasonable valuations for high quality broadband stocks.

Here is why we have added this basket of stocks that total 2.5% to 3% of the Portfolio net assets, while still maintaining a portfolio price/earnings of 15.

THE i.NET ECONOMY

The "Internet" has grown faster than any other technology. Internet traffic is doubling every three-to-twelve months. Why? The structure of the Internet lets any device (PC, Mainframe, PDA, Cell Phone) connect to any other device anywhere in the world. And, much like voice mail, the connection is not time dependent; you can connect at any time on any day. The connection can then carry data, voice, and video. The data arrives in discreet packets that are very cheap to transport relative to existing dedicated phone circuits. This structure has enormous implications for how business-to-business transactions occur and how consumers buy services.

The power of the Internet is based on data/ telecommunications protocols (rules) known by the acronym TCP/IP, which stands for Transmission Control Protocol/Internet Protocol. The protocols are the same worldwide. While the current surge in Internet demand has led to exponential growth in demand for computer servers (SUN, HP, IBM et.al.) and telecommunications bandwidth (WCOM, AT&T, Sprint. et.al.), the core of the Internet is based on open standards. There are no monopolies. Anyone can compete by writing a better browser, putting up a better portal, or selling a product cheaper (DELL, Amazon).

This leads to the question of which companies win, and which companies struggle with more competition and lower margins. The next question is can a low price/earnings and high yield Value manager position a Value portfolio to benefit from the changes the Internet is bringing.

We believe yes. We are looking for businesses such as Allstate and Countrywide Credit where scale and technology allow the high quality/low cost producers to get to more customers at less cost. They both currently sell at less than 11 price/ earnings. We can also own broadband backbone companies like Sprint and AT&T, broadband consumer companies like AT&T, and broadband infrastructure companies such as 3Com, Newbridge Networks, and FORE Systems. These companies are valued at reasonable multiples of earnings (yes, they have them) and sales.

For the rest of the Internet companies (sometimes know as .COM companies) the following quiz may be interesting.

THE i.NET QUIZ

Below are statements in public offerings. Three are from recent IPO's and the fourth is from The South-Sea Bubble in England in the 1700's. Can you match the statements with the sources?

Statements:

1.We may never generate significant revenues or be profitable.

2.We expect to continue to incur substantial losses for the foreseeable future.

3.A company for carrying on an undertaking of great advantage, but nobody knows what it is.

4.We have recently made public statements upon which you should not rely.

--------------------------------------------------------------------------------
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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

Sources:

1.Ivillage Inc. IPO (IPO price @ $24, current $119)

2.EXTRA ORDINARY POPULAR DELUSIONS AND THE MADNESS OF CROWDS, Charles Mackay.

3.Value America IPO (IPO price @ 23, current $50)

The current mania has pushed IPO's, Internet stocks, and large cap growth stocks to valuation levels that are extraordinary by any measure. Here are the top ten stocks in the S&P 500 and the expected 1999 price/earnings.

             COMPANY                WEIGHT % INDEX    P-E 99
----------------------------------  ---------------  ---------
Microsoft.........................        4.2           68
General Electric..................        3.2           37
Wal-Mart..........................        1.9           46
Intel.............................        1.9           26
Merck.............................        1.7           34
Pfizer............................        1.7           60
Cisco.............................        1.6           78
Exxon.............................        1.6           29
AT&T..............................        1.5           26
IBM...............................        1.5           24
Average (arithmetic)..............                      43

While the current mania has pushed the above stocks and the market indexes which they now dominate to historically high valuation levels, a large percentage of stocks are trading at very attractive valuations.

We have a bifurcated market. For example, Cordant Technologies is growing earnings between 8% and 10% and is selling at a price/earnings of 10. Meritor Automotive, recently spun off from Rockwell International, has a strong management team, and is growing by acquisition in a consolidating, but growing, market; it is selling at a price/earnings of 6. The upcoming merger between Fleet and BankBoston is an in-market merger of two strong franchises, combined with BankBoston's profitable Latin America businesses, yet the companies sell at a price/earnings of 13. The core of our Portfolio is comprised of stocks like these, and the Portfolio's conservative valuation and yield reflect this with a price/earnings (99) of 15 and a dividend yield of 1.9%.

Stephen C. Sexauer
PORTFOLIO MANAGER

April 1999

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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

COMMON STOCKS (98.1%)
  BASIC MATERIALS (4.7%)
     CHEMICALS (SPECIALTY) (1.4%)
  33,200    Milennium Chemicals, Inc.........................  $    660
                                                               --------
     CONSTRUCTION (CEMENT & AGGREGATES) (0.9%)
   8,300    Southdown, Inc...................................       446
                                                               --------
     METALS MINING (2.4%)
  81,700    USEC, Inc........................................     1,113
                                                               --------
  TOTAL BASIC MATERIALS......................................     2,219
                                                               --------
  CAPITAL GOODS (11.2%)
     AEROSPACE/DEFENSE (4.7%)
  31,000    Cordant Technologies, Inc........................     1,234
  18,400    Gulfstream Aerospace Corp........................       798
   3,000    Northrop Grumman Corp............................       180
                                                               --------
                                                                  2,212
                                                               --------
     MACHINERY (DIVERSIFIED) (2.3%)
  43,800    Case Corp........................................     1,112
                                                               --------
     MANUFACTURING (DIVERSIFIED) (4.2%)
  14,600    United Technologies Corp.........................     1,977
                                                               --------
  TOTAL CAPITAL GOODS........................................     5,301
                                                               --------
  COMMUNICATION SERVICES (14.6%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.9%)
  21,400    Telesp Celular Participacoes S.A.................       448
                                                               --------
     TELECOMMUNICATIONS (LONG DISTANCE) (8.9%)
  27,752    AT&T Corp........................................     2,215
  20,600    Sprint Corp......................................     2,021
                                                               --------
                                                                  4,236
                                                               --------
     TELEPHONE (4.8%)
  34,400    Bell Atlantic Corp...............................     1,778
   9,100    U.S. WEST, Inc...................................       501
                                                               --------
                                                                  2,279
                                                               --------
  TOTAL COMMUNICATIONS SERVICES..............................     6,963
                                                               --------
  CONSUMER CYCLICALS (14.0%)
     AUTO PARTS & EQUIPMENT (2.4%)
  73,066    Meritor Automotive, Inc..........................     1,132
                                                               --------
     AUTOMOBILES (2.1%)
  11,600    General Motors Corp..............................     1,008
                                                               --------
     PUBLISHING (NEWSPAPERS) (0.5%)
   9,300    News Corp., Ltd ADR..............................       256
                                                               --------
     RETAIL (SPECIALTY) (4.0%)
  55,600    TJX Cos., Inc....................................     1,890
                                                               --------
     SERVICES (ADVERTISING/MARKETING) (1.1%)
  32,620    R.H. Donnelly Corp...............................       504
                                                               --------


                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

     SERVICES (COMMERCIAL & CONSUMER) (3.9%)
  52,633    Nielsen Media Research Inc.......................  $  1,299
  23,000    Ogden Corp.......................................       554
                                                               --------
                                                                  1,853
                                                               --------
  TOTAL CONSUMER CYCLICALS...................................     6,643
                                                               --------
  CONSUMER STAPLES (0.7%)
     TOBACCO (0.7%)
  10,000    Philip Morris Cos., Inc..........................       352
                                                               --------
  ENERGY (5.0%)
     OIL & GAS (REFINING & MARKETING) (0.4%)
   4,300    Ashland, Inc.....................................       176
                                                               --------
     OIL (DOMESTIC INTEGRATED) (4.6%)
   4,100    BP Amoco plc ADR.................................       414
  56,500    Conoco, Inc......................................     1,388
  14,000    USX-Marathon Group...............................       385
                                                               --------
                                                                  2,187
                                                               --------
  TOTAL ENERGY...............................................     2,363
                                                               --------
  FINANCIAL (29.4%)
     BANKS (MAJOR REGIONAL) (10.3%)
  42,400    BankBoston Corp..................................     1,836
  33,800    Fleet Financial Group, Inc.......................     1,272
  12,700    Mellon Bank Corp.................................       894
  16,200    PNC Bank Corp....................................       900
                                                               --------
                                                                  4,902
                                                               --------
     BANKS (MONEY CENTER) (4.0%)
  23,200    Chase Manhattan Corp.............................     1,886
                                                               --------
     CONSUMER FINANCE (1.0%)
  12,800    Countrywide Credit Industries, Inc...............       480
                                                               --------
     FINANCIAL (DIVERSIFIED) (2.7%)
  18,200    American General Corp............................     1,283
                                                               --------
     INSURANCE (MULTI-LINE) (7.0%)
  20,000    Lincoln National Corp............................     1,977
  17,900    Loews Corp.......................................     1,336
                                                               --------
                                                                  3,313
                                                               --------
     INSURANCE (PROPERTY-CASUALTY) (3.8%)
  48,800    Allstate Corp....................................     1,809
                                                               --------
     INVESTMENT BANKING & BROKERAGE (0.6%)
   6,667    Bear Stearns Cos., Inc...........................       298
                                                               --------
  TOTAL FINANCIAL............................................    13,971
                                                               --------
  HEALTH CARE (2.8%)
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (2.8%)
  20,500    Bausch & Lomb, Inc...............................     1,332
                                                               --------

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

                                       97
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------
  TECHNOLOGY (9.7%)
     COMMUNICATION EQUIPMENT (1.4%)
  14,550    Harris Corp......................................  $    416
  10,400    Telefonaktiebolaget LM Ericsson ADR..............       248
                                                               --------
                                                                    664
                                                               --------
     COMPUTERS (NETWORKING) (2.1%)
   8,900    3Com Corp........................................       207
  17,700    FORE Systems, Inc................................       335
   4,700    Newbridge Networks Corp..........................       456
                                                               --------
                                                                    998
                                                               --------
     ELECTRONICS (COMPONENT DISTRIBUTORS) (3.3%)
  19,300    Philips Electronics N. V. (NY Shares)............     1,591
                                                               --------
     ELECTRONICS (DEFENSE) (2.3%)
  18,800    Litton Industries, Inc...........................     1,081
                                                               --------
     ELECTRONICS (SEMICONDUCTORS) (0.6%)
   2,678    Texas Instruments, Inc...........................       266
                                                               --------
  TOTAL TECHNOLOGY...........................................     4,600
                                                               --------
  TRANSPORTATION (2.2%)
     AIRLINES (2.2%)
  27,700    Continental Airlines, Inc., Class B..............     1,052
                                                               --------
  UTILITIES (3.8%)
     ELECTRIC COMPANIES (3.8%)
  52,700    NIPSCO Industries, Inc...........................     1,423
  10,800    Pinnacle West Capital Corp.......................       393
                                                               --------
  TOTAL UTILITIES............................................     1,816
                                                               --------
TOTAL COMMON STOCKS (Cost $37,164)...........................    46,612
                                                               --------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (1.9%)
  REPURCHASE AGREEMENT (1.9%)
$    907    Chase Securities, Inc. 4.65%, dated 3/31/99, due
              4/01/99, to be repurchased at $907,
              collateralized by U.S. Treasury Bonds, 7.125%,
              due 2/15/23, valued at $914 (Cost $907)........       907
                                                               --------
TOTAL INVESTMENTS (100.0%) (Cost $38,071)....................    47,519
                                                               --------

                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
  Other Assets..................................................            $    111
  Liabilities...................................................                (100)
                                                                            --------
                                                                                  11
                                                                            --------
NET ASSETS (100%).........................................................  $ 47,530
                                                                            --------
                                                                            --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $46,596
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,142,332 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $11.25
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................        $934
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 83,313 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $11.22
                                                                ----------
                                                                ----------

------------------------------------------------------------

ADR   --  American Depositary Receipt

--------------------------------------------------------------------------------
Value Equity Portfolio

                                       98
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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND PLUS INDEX(1)
-----------------------------------------

                               TOTAL RETURNS(2)
                     -------------------------------------
                                                AVERAGE       AVERAGE
                                              ANNUAL FIVE   ANNUAL SINCE
                        YTD       ONE YEAR       YEARS       INCEPTION
                     ----------  ----------  -------------  ------------
PORTFOLIO -- CLASS
 A.................       4.60%     -36.53%       10.35%          5.43%
PORTFOLIO -- CLASS
 B.................       3.76      -36.46          N/A           5.12
INDEX -- CLASS A...       5.06      -14.47        13.06           7.62
INDEX -- CLASS B...       5.06      -14.47          N/A          10.94

1. The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. dollar denominated debt instruments in the emerging markets. The index is composed of Brady Bonds, benchmark Eurobonds, loans and Argentine domestic debt.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTMENT. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

For the three months ended March 31, 1999, the Portfolio had a total return of 4.60% for the Class A shares and 3.76% for the Class B shares compared to a total return of 5.06% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of -36.53% for the Class A shares and -36.46% for the Class B shares compared to -14.47% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 10.35% compared to 13.06% for the Index. From inception on February 1, 1994 through March 31, 1999, the average annual total return of Class A shares was 5.43% compared to 7.62% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 5.12% compared to 10.94% for the Index. As of March 31, 1999, the Portfolio had a SEC 30-day yield of 14.69% for the Class A shares and 15.12% for the Class B shares.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, the Portfolio had a strong rebound during the latter part of the first quarter of 1999. The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower OECD growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. However, OECD growth as a whole held up a little better than expected during the first quarter. The Japanese economy stabilized, at least temporarily, which helped to underpin a modest recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries. Another positive surprise was higher oil prices, which resulted from a mid-March OPEC agreement to cut oil production. This development eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remain weak, the 45% move in the price of oil since the beginning of the year will serve as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. Still, global excess oil capacity remains high and the moderate OECD growth rates won't materially improve the outlook for oil. But to their credit, emerging countries have by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

During the month of January, emerging markets debt as measured by the Index sold off by 3.7%, with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. The Portfolio benefited from underweight positions in Ecuador, Brazil and Venezuela, the three worst performing countries for the month. Portfolio performance was enhanced by overweights in Mexico and Bulgaria, and to a lesser extent South Korea, as assets rallied in response to an upward revision in the country's credit rating and outlook by S&P.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

                                       99
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)

An underweight in Poland and Nigeria, the only other countries to post positive returns in January, detracted from performance. Also during January, Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout will be felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. The Brazilians will need to make further fiscal cuts and adhere to tighter monetary policy to combat the short-term negative effects of the devaluation.

For the month of February, the Index returned 1.44% during the same period. Latin America led the market higher as Brazil, Peru and Venezuela were among the top four performers during the month. Bulgaria, with a 4.22% return, was the only non-Latin country to post strong positive returns. Latin America also produced one of the worst performers of the month as Ecuador sold off by 9.67% due to a deteriorating fiscal and political environment, which has reduced the prospects for IMF aid this year. Ecuadorian bonds are trading at distressed levels reflecting the fact that without multi-lateral aid, the probability of default this year is high. Russia was the only country to fair worse, returning -9.76% for the month, as investors continued to doubt the government's ability to service its external debt. Since the crisis last summer, the Russians have not articulated a coherent economic policy framework. In the absence of such a framework, the prospects for hyperinflation and continued capital flight remain high. Portfolio returns were aided by overweights in Bulgaria, Turkey, Colombia and, to a lesser extent, Peru. Underperformance attributable to underweight positions in Brazil and Venezuela was mitigated somewhat by beneficial security selection within those countries.

Emerging markets debt staged a significant rally in the month of March. The broad market as measured by the Index rallied by 7.57%, with spreads tightening by 159 basis points to 1,171 basis points over U.S. Treasuries. The market was led higher by the riskier Latin American credits, with Brazil, Ecuador and Venezuela producing the best returns for the month. Despite a positive 14.87% return in March, Ecuadorian assets remain the worst performers in 1999, as Ecuador has returned -7.98% year to date. In general, the Portfolio rallied in March as many of the negative events that had been anticipated by investors failed to materialize. Inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated. The current government in Ecuador was able to piece together a fragile political coalition in support of a fiscal reform package that is a pre-condition to any agreement with the IMF. While the situation remains tenuous and banking sector reform still needs to be addressed, the formation of this coalition is a significant first step towards reform and again was unanticipated by the general market. Lastly, the recent rebound in the price of oil had a significant positive impact on Venezuelan, Mexican and Russian assets.

The conflict in Kosovo proved to be the only cloud hanging over the Portfolio in March. Bulgarian assets bore the brunt of investors' fears, as the Bulgarian sub-index sold off by 2.99%, making it the only country to produce negative returns last month. While Bulgaria shares a border with Serbia, the trade links between the countries are limited. Exports to Yugoslavia account for approximately 2.2% of Bulgaria's total exports. However, most of the trade routes from Bulgaria to Western Europe run through Yugoslavia and are now effectively closed due to the war. Bulgarian goods must now be transported by a more circuitous route, which will hinder trade flows in the future. In addition, fears that the war will spread and destabilize the entire Balkan region adversely impacted Bulgaria's performance. An overweight in Bulgarian assets and an underweight in Venezuelan assets dampened Portfolio returns in March.

This confluence of positive external developments mentioned above helped propel emerging debt prices during the first quarter and is likely to continue to provide the necessary environment for a continued rally in the months ahead. However, these conditions remain fragile. It may only be a matter of months before OPEC quotas are ignored and the recent run up in oil prices reverses. The nascent recovery in Japan appears to us to have been driven by last summer's fiscal stimulus package. The effects of the government works spending became visible during the fourth quarter of 1998 and the first quarter of 1999. All other sectors of the economy continued to decline. So far, Brazil has

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

                                      100
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)

done an estimable job of managing investor expectations and market technicalities. However, the difficult tasks of holding the line on fiscal cuts and implementing structural reforms remain ahead. In short, the developments in March were undoubtedly positive for the market, but the gains may be fleeting. Therefore we will shift to a more aggressive posture only upon further evidence that these positive trends are sustainable.

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

                                      101
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                                               VALUE
       (000)                                                               (000)
----------------------------------------------------------------------------------

DEBT INSTRUMENTS (95.6%)
  ARGENTINA (19.2%)
     CORPORATE (2.1%)
    ARP      (e)950    CIA International Telecommunications, 10.375%,
                         8/01/04........................................  $    737
U.S.$        (e)391    Nortel Inversora, Series A, 6.00%, 3/31/07.......       235
             (e)500    Supercanal Holdings, 11.50%, 5/15/05.............       225
                                                                          --------
                                                                             1,197
                                                                          --------
     SOVEREIGN (17.1%)
              1,460    Republic of Argentina, Global Bond, 11.75%,
                         4/07/09........................................     1,420
              1,900    Republic of Argentina, Global Bond, 12.125%,
                         2/15/19........................................     1,882
              7,492    Republic of Argentina, Global Bond, Series L,
                         (Floating Rate), 5.938%, 3/31/05...............     6,420
                                                                          --------
                                                                             9,722
                                                                          --------
                                                                            10,919
                                                                          --------
  BRAZIL (20.9%)
     SOVEREIGN (20.9%)
              2,100    Federative Republic of Brazil, New Money Bonds,
                         Series L, (Floating Rate), 6.188%, 4/15/09.....     1,336
           (v)4,120    Federative Republic of Brazil, Debt Conversion
                         Bond, Series L, (Floating Rate), 6.188%,
                         4/15/12........................................     2,403
           (v)6,192    Federative Republic of Brazil, Series IE-L,
                         (Floating Rate), 6.125%, 4/15/06...............     4,489
           (v)5,002    Federative Republic of Brazil, C Bond, PIK,
                         5.00%, 4/15/14.................................     3,173
                250    Federative Republic of Brazil, Series L,
                         (Floating Rate), 6.188%, 4/15/09...............       159
             (n)100    Federative Republic of Brazil, Series L,
                         (Floating Rate), 4.50%, 4/15/09................        56
             (n)500    Federative Republic of Brazil, Debt Conversion
                         Bond, Series L, (Floating Rate), 5.00%,
                         4/15/09........................................       277
                                                                          --------
                                                                            11,893
                                                                          --------


       FACE
      AMOUNT                                                               VALUE
       (000)                                                               (000)
----------------------------------------------------------------------------------

  BULGARIA (5.3%)
     SOVEREIGN (5.3%)
U.S.$         2,870    Republic of Bulgaria, Discount Bond, Series A,
                         (Floating Rate), 5.875%, 7/28/24...............  $  1,952
           (n,v)950    Republic of Bulgaria, Front Loaded Interest
                         Reduction Bond, Series A, 2.50%, 7/28/12.......       544
                820    Republic of Bulgaria, Interest Arrears PDI Bond,
                         (Floating Rate), 5.875%, 7/28/11...............       552
                                                                          --------
                                                                             3,048
                                                                          --------
  COLOMBIA (4.6%)
     CORPORATE (0.3%)
              1,550    Transtel, Discount Note, 0.018%, 8/13/08.........       170
                                                                          --------
     SOVEREIGN (4.3%)
              1,210    Republic of Colombia, (Floating Rate), 10.986%,
                         8/13/05........................................     1,110
              1,290    Republic of Colombia, Global Bond, 10.875%,
                         3/09/04........................................     1,338
                                                                          --------
                                                                             2,448
                                                                          --------
                                                                             2,618
                                                                          --------
  ECUADOR (1.7%)
     SOVEREIGN (1.7%)
              2,030    Republic of Ecuador, Discount Bond, (Floating
                         Rate) 6.00%, 2/28/25...........................       964
                                                                          --------
  INDIA (1.1%)
     CORPORATE (1.1%)
             (e)690    Reliance Industries Ltd., 10.375%, 6/24/16.......       616
                                                                          --------
  JORDAN (0.9%)
     SOVEREIGN (0.9%)
             (v)922    Government of Jordan, Discount Bond, (Floating
                         Rate), 6.00%,12/23/23..........................       516
                                                                          --------
  KOREA (2.7%)
     QUASI-SOVEREIGN (2.7%)
                340    Export-Import Bank of Korea, Global Bond, 6.50%,
                         2/10/02........................................       328
              1,250    Korea Electric Power 7.00%, 10/01/02.............     1,191
                                                                          --------
                                                                             1,519
                                                                          --------

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                                      102
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                                               VALUE
       (000)                                                               (000)
----------------------------------------------------------------------------------
  MEXICO (21.1%)
     CORPORATE (0.9%)
U.S.$        (e)150    Innova S De R.L., Senior Notes, 12.875%,
                         4/01/07........................................  $    125
             (e)440    Petroleos Mexicanos, (Floating Rate), 9.875%,
                         7/15/05........................................       411
                                                                          --------
                                                                               536
                                                                          --------
     SOVEREIGN (20.2%)
             (v)200    United Mexican States, Discount Bond, Series A,
                         (Floating Rate), 6.116%, 12/31/19..............       171
           (v)1,150    United Mexican States, Discount Bond, Series B,
                         (Floating Rate), 6.039%, 12/31/19..............       980
                250    United Mexican States, Discount Bonds, Series C,
                         (Floating Rate), 6.201%, 12/31/19..............       213
           (v)2,710    United Mexican States, Discount Bond, Series D,
                         (Floating Rate), 6.098%, 12/31/19..............     2,310
              1,890    United Mexican States, Global Bond, 10.375%,
                         2/17/09........................................     1,959
                740    United Mexican States, Global Bond, 11.375%,
                         9/15/16........................................       801
           (v)1,500    United Mexican States, Par Bond, Series W-A,
                         6.25%, 12/31/19................................     1,178
           (v)4,961    United Mexican States, Par Bond, Series W-B,
                         6.25%, 12/31/19................................     3,897
                                                                          --------
                                                                            11,509
                                                                          --------
                                                                            12,045
                                                                          --------
  MOROCCO (1.0%)
     SOVEREIGN (1.0%)
                670    Government of Morocco, Series A, (Floating Rate),
                         6.063%, 1/01/09................................       546
                                                                          --------
  NIGERIA (1.1%)
     SOVEREIGN (1.1%)
                500    Central Bank of Nigeria, Par Bonds, 6.25%,
                         11/15/20.......................................       314
             (n)710    Nigeria Promissory Note, 5.092%, 1/05/10.........       294
                                                                          --------
                                                                               608
                                                                          --------
  PANAMA (2.5%)
     SOVEREIGN (2.5%)
              1,450    Republic of Panama, Global Bonds, 9.375%,
                         4/01/29........................................     1,450
                                                                          --------


       FACE
      AMOUNT                                                               VALUE
       (000)                                                               (000)
----------------------------------------------------------------------------------

  PERU (2.3%)
     SOVEREIGN (2.3%)
U.S.$  (e,n,v)1,298    Republic of Peru, Front Loaded Interest Reduction
                         Bond, 3.25%, 3/07/17...........................  $    772
           (n,v)880    Republic of Peru, PDI Bond, 4.00%, 3/07/17.......       562
                                                                          --------
                                                                             1,334
                                                                          --------
  PHILIPPINES (2.6%)
     SOVEREIGN (2.6%)
           (v)1,670    Republic of Phillipines, Front Loaded Interest
                         Reduction Bond, Series B, (Floating Rate),
                         5.962%, 6/01/08................................     1,478
                                                                          --------
  POLAND (1.0%)
     CORPORATE (1.0%)
           (n)1,320    @Entertainment Inc. 0.00%, 2/01/09...............       587
                                                                          --------
  RUSSIA (3.3%)
     SOVEREIGN (3.3%)
           (e)2,130    Russian Federation, 8.75%, 7/24/05...............       538
           (e)3,670    Russian Federation, 11.00%, 7/24/18..............       950
             (v)116    Russian Interest Arrears Note, (Floating Rate),
                         5.969%, 12/15/15...............................         9
         (b,v)5,571    Russian Principal Loans, (Floating Rate), 0.00%,
                         12/15/20.......................................       390
                                                                          --------
                                                                             1,887
                                                                          --------
  TURKEY (2.2%)
     CORPORATE (2.2%)
             (e)820    Cellco Finance NV, 15.00%, 8/01/05...............       799
             (e)539    Pera Financial Services Co., 9.375%, 10/15/02....       459
                                                                          --------
                                                                             1,258
                                                                          --------
  VENEZUELA (2.1%)
     SOVEREIGN (2.1%)
              1,714    Republic of Venezuela Debt Conversion Bond,
                         Series DL, (Floating Rate), 5.938%, 12/18/07...     1,205
                                                                          --------
TOTAL DEBT INSTRUMENTS (Cost $52,435)...................................    54,491
                                                                          --------

      NO. OF
      RIGHTS
-------------------

RIGHTS (0.0%)
  MEXICO (0.0%)
              6,246    United Mexican States, Value Recovery Rights,
                         expiring 6/30/03 (Cost $0).....................        --
                                                                          --------

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                                                 Emerging Markets Debt Portfolio

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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      NO. OF                                                               VALUE
     WARRANTS                                                              (000)
----------------------------------------------------------------------------------

WARRANTS (0.0%)
  ARGENTINA (0.0%)
                  2    Republic of Argentina, expiring 2/25/00..........  $      5
                                                                          --------

       FACE
      AMOUNT
       (000)
-------------------

SHORT-TERM INVESTMENT (2.1%)
  REPURCHASE AGREEMENT (2.1%)
$             1,187    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                         4/01/99, to be repurchased at $1,187,
                         collateralized by U.S. Treasury Bonds, 8.875%
                         due 8/15/17, valued at $1,197 (Cost $1,187)....     1,187
                                                                          --------
TOTAL INVESTMENTS 97.7% (Cost $53,622)..................................    55,683
                                                                          --------

OTHER ASSETS AND LIABILITIES (2.3%)
  Other Assets..........................................................     5,516
  Liabilities...........................................................    (4,209)
                                                                          --------
                                                                             1,307
                                                                          --------
NET ASSETS (100%).......................................................  $ 56,990
                                                                          --------
                                                                          --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $56,041
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 20,522,696 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $2.73
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................       $949
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 344,002 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $2.76
                                                                ---------
                                                                ---------

------------------------------------------------------------

(e)   --  144A security -- certain conditions for public resale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1999. Maturity date disclosed is the ultimate maturity.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentina Peso
PDI   --  Past Due Interest
PIK   --  Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at March 31, 1999.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

                                      104
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

The Fixed Income Portfolio seeks to produce a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the three months ended March 31, 1999, the Portfolio had a total return of -0.82% for the Class A shares and -0.84% for the Class B shares compared to a total return of -0.50% for the Lehman Aggregate Bond Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 5.42% for the Class A shares and 5.35% for the Class B shares compared to 6.49% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 7.82% compared to 7.79% for the Index. From inception on May 15, 1991 through March 31, 1999, the average annual total return of Class A shares was 8.06% compared to 8.19% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 6.37% compared to 6.56% for the Index. As of March 31, 1999, the Portfolio had an SEC 30-day yield of 5.73% for the Class A shares and 5.58% for the Class B shares.

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
-----------------------------------------

                                                       TOTAL RETURNS(2)
                                             ------------------------------------
                                                              AVERAGE    AVERAGE
                                                              ANNUAL     ANNUAL
                                                       ONE     FIVE       SINCE
                                              YTD     YEAR     YEARS    INCEPTION
                                             ------   -----   -------   ---------
PORTFOLIO -- CLASS A.......................  -0.82%   5.42%    7.82%      8.06%
PORTFOLIO -- CLASS B.......................  -0.84    5.35      N/A       6.37
INDEX -- CLASS A...........................  -0.50    6.49     7.79       8.19
INDEX -- CLASS B...........................  -0.50    6.49      N/A       6.56

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

FIXED INCOME

Evidence of continuing strength of the U.S. economy had an adverse effect on the domestic bond market during the first quarter. With robust retail sales, consumption, housing, and consumer confidence data, market participants became concerned that the Federal Reserve might raise short-term interest rates to reduce the risk of higher inflation. The result was a sell-off that temporarily forced most Treasury securities yields to their highest levels since mid-August of last year.

Despite the surprisingly strong economic data, most measures of inflation have actually remained well behaved. Our research shows that inflation trends over the past few years can be explained by three major factors: productivity gains (favorable), rising labor costs (unfavorable), and lower oil prices (favorable). As we look ahead, our view is that productivity gains might diminish, labor costs are likely to stabilize, and oil prices could be flat to higher. Thus, it appears that these three factors are again likely to create a relatively stable inflationary environment with the Consumer Price Index staying in the 1.5%-2.0% area on an annualized basis for at least the rest of this year. Under such circumstances, it would be difficult for the Federal Reserve to tighten monetary policy, as evidenced by the recently concluded FOMC meeting where monetary policy was left unchanged. The Fed is also keenly aware that its actions can have consequences outside the U.S., most notably on the delicate economic situation in parts of Asia and Latin America. Accordingly, we expect the central bank to maintain a steady policy for most of 1999, and that signs of a third quarter or fourth quarter economic slowdown might allow the Fed to consider pursuing a more accommodative monetary policy.

Although absolute returns in the fixed income area were generally unfavorable during the first quarter, corporates and mortgages were once again strong performers relative to Treasuries, continuing a trend that has been in place since the end of the "flight-to-quality" Treasury rally early in the fourth quarter of last year. Yield spreads on these and other non-Treasury securities tightened, thereby having a favorable effect on relative returns. We remain overweighted in both corporates and mortgages relative to their benchmark weights as yield spreads are still above long-term averages, and trends in

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

                                      105
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
overall corporate credit quality and mortgage prepayment speeds also remain favorable. Despite the overweight in these non-Treasury sectors, we have preserved a very high weighted average credit quality in the Portfolio. The overall level of prepayment risk associated with our mortgage securities is very close to that of the broader mortgage index.

We have maintained the interest rate sensitivity of the Portfolio at approximately a half-year greater than the benchmark during the quarter, primarily because real interest rates remained at above-average levels at a time of stable inflation. With the sharp rise in Treasury yields, however, this decision detracted from relative performance. Longer maturities remain attractive relative to lower-yielding intermediates, so we continue to have modest yield-curve strategy involving an underweight in intermediates in favor of longer maturities. TIPS have held their value quite well during the first quarter sell-off, and have had a favorable effect on relative performance. It remains the case that TIPS have "running yields" -- real yields plus the current annual inflation rate -- above those on nominal Treasuries with similar maturities. Also helping performance was the hedged DM bond holding as euro-bond markets held their values better than the U.S. market.

Warren Ackerman, III
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Fixed Income Portfolio

                                      106
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (99.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.9%)
     FEDERAL HOME LOAN MORTGAGE CORPORATION (8.4%)
$         6    13.00%, 9/01/10..................................  $       7
     17,901    6.00%, 12/01/28..................................     17,414
                                                                  ---------
                                                                     17,421
                                                                  ---------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (23.9%)
      2,909    6.00%, 9/01/10...................................      2,896
      4,175    6.00%, 2/01/11...................................      4,151
      2,279    8.00%, 2/01/12...................................      2,345
      6,633    6.00%, 4/01/13...................................      6,583
      7,500    5.50%, 4/01/14...................................      7,303
     16,802    6.00%, 4/01/28...................................     16,330
     10,088    6.00%, 2/01/29...................................      9,804
                                                                  ---------
                                                                     49,412
                                                                  ---------
     U.S. TREASURY BONDS (7.1%)
     11,000    8.75%, 5/15/20...................................     14,725
                                                                  ---------
     U.S. TREASURY NOTES (12.5%)
      9,000    6.00%, 7/31/02...................................      9,228
      4,000    5.75%, 8/15/03...................................      4,081
      7,000    6.50%, 8/15/05...................................      7,422
      5,174    3.375%, 1/15/07 (Inflation Indexed)..............      4,981
                                                                  ---------
                                                                     25,712
                                                                  ---------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..................    107,270
                                                                  ---------
  CORPORATE BONDS AND NOTES (30.5%)
     AUTOMOTIVE (1.6%)
      2,000    Ford Motor Co. 6.375%, 2/01/29...................      1,864
      1,500    General Motors 6.75%, 5/01/28....................      1,462
                                                                  ---------
                                                                      3,326
                                                                  ---------
     BANKING (0.7%)
      1,500    Chase Manhattan Corp. 6.00%, 2/15/09.............      1,461
                                                                  ---------
     CHEMICALS (0.9%)
      2,000    Monsanto Co. 6.60%, 12/01/28.....................      1,910
                                                                  ---------
     CONSUMER STAPLES (1.2%)
      2,500    Philip Morris Cos., Inc., (Floating Rate) 6.15%,
                 3/15/00........................................      2,517
                                                                  ---------
     ELECTRONICS (1.5%)
      3,000    Sony Corp. 6.125%, 3/04/03.......................      3,034
                                                                  ---------
     FINANCE (18.7%)
      2,000    American General Institutional Capital, Series A,
                 7.57%, 12/01/45................................      2,082
      2,000    BT Capital Trust, Series B1, D91 7.90%,
                 1/15/27........................................      2,029
      3,000    CNA Financial Corp. 6.50%, 4/15/05...............      2,963
      2,000    Donaldson, Lufkin & Jenrette, Inc. 6.90%,
                 10/01/07.......................................      2,035
      2,500    Farmers Exchange Capital, 7.05%, 7/15/28.........      2,390


   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

$     2,000    First Chicago Corp. 7.75%, 12/01/26..............  $   2,053
      2,000    Ford Motor Credit Co. 6.125%, 4/28/03............      2,015
      2,500    General Motors Acceptance Corp. 7.375%,
                 6/22/00........................................      2,558
      1,500    Goldman Sachs Group, Series A 6.34%, 3/01/06.....      1,488
      2,350    Lehman Brothers Holdings, Inc. 6.625%, 4/01/04...      2,350
      1,300    Lehman Brothers Holdings, Inc. 7.375%, 5/15/04...      1,343
      3,000    Liberty Mutal Insurance Co. 8.20%, 5/04/07.......      3,274
      2,000    Lumbermans Mutual Casualty Co., 8.45%,
                 12/01/69.......................................      1,995
      3,000    Merrill Lynch & Co. 6.00%, 2/12/03...............      3,015
      1,000    Progressive Corp. 6.625%, 3/01/29................        958
      2,500    Prudential Insurance Co. 6.375%, 7/23/06.........      2,510
      2,000    Salomon, Inc. 7.30%, 5/15/02.....................      2,080
      1,500    Simon Debartolo Group, MTN, 7.125%, 9/20/07......      1,494
                                                                  ---------
                                                                     38,632
                                                                  ---------
     HEALTH CARE SUPPLIES & SERVICES (0.7%)
      1,500    Columbia/HCA Healthcare, MTN 8.85%, 1/01/07......      1,497
                                                                  ---------
     MULTI-INDUSTRY (0.5%)
      1,000    Lowes Companies Inc. 6.50%, 3/15/29..............        951
                                                                  ---------
     TELECOMMUNICATIONS (1.9%)
      1,000    AT&T Corp. 6.50%, 3/15/29........................        978
      3,000    Worldcom, Inc. 6.40%, 8/15/05....................      3,035
                                                                  ---------
                                                                      4,013
                                                                  ---------
     TRANSPORTATION-ROAD & RAIL (0.7%)
      1,500    Union Pacific Co. 6.625%, 2/01/29................      1,402
                                                                  ---------
     UTILITIES (2.1%)
      2,500    Endesa-Chile (Yankee Bond) 7.75%, 7/15/08........      2,405
      1,889    Oil Enterprises Ltd., 6.239%, 6/30/08............      1,836
                                                                  ---------
                                                                      4,241
                                                                  ---------
  TOTAL CORPORATE BONDS AND NOTES...............................     62,984
                                                                  ---------
  ASSET BACKED SECURITIES (8.7%)
      3,000    Aesop Funding II LLC, Series 97-1, Class A1
                 6.22%, 10/20/01................................      3,018
      3,000    COMED, Series 1998-1, Class A2, SEQ 5.29%,
                 6/25/03........................................      2,986
          1    Federal National Mortgage Association, 5.34%,
                 8/25/06........................................          1
      5,000    Ford Credit Auto Owner Trust, Series 98-B, Class
                 A3, 5.85%, 10/15/01............................      5,023
      2,203    Mid-State Trust, Series IV A 8.33%, 4/01/30......      2,352
      1,250    Peco Energy Transition Trust, 6.05%, 3/01/09.....      1,241

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  ASSET BACKED SECURITIES (CONT.)

$     3,250    Team Fleet Financing Corp., Series 97-1A 7.35%,
                 5/15/03........................................  $   3,353
                                                                  ---------
TOTAL ASSET BACKED SECURITIES...................................     17,974
                                                                  ---------
  COLLATERALIZED MORTGAGE OBLIGATIONS (6.6%)
        650    Chase Commercial Mortgage Securities Corp.,
                 Series 97-2, Class A1, 6.45%, 12/19/04.........        656
      3,024    First Union-Lehman Brothers Commercial Mortgage,
                 6.479%, 3/18/04................................      3,050
      4,016    Lehman Brothers Large Loan, Series 97-LLI A1,
                 6.79%, 6/12/04.................................      4,104
      2,790    Merrill Lynch Mortgage Investors, Inc., 6.22%,
                 2/15/30........................................      2,801
        246    Resolution Trust Corp., Series 91-M5, Class A,
                 9.00%, 3/25/17.................................        246
      2,898    World Financial Credit Services 6.91%, 9/01/13...      2,937
                                                                  ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................     13,794
                                                                  ---------
  EUROBONDS (1.8%)
     GOVERNMENT BONDS (1.8%)
  EUR 3,600    Deutschland Republic 4.75%, 7/04/28..............      3,760
                                                                  ---------
  TOTAL FIXED INCOME SECURITIES (Cost $207,104).................    205,782
                                                                  ---------
SHORT-TERM INVESTMENTS (2.9%)
  REPURCHASE AGREEMENT (2.9%)
      6,002    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                 4/01/99, to be repurchased at $6,003,
                 collateralized by U.S. Treasury Bonds, 7.125%,
                 due 2/15/23, valued at $6,049 (Cost $6,002)....      6,002
                                                                  ---------
TOTAL INVESTMENTS (102.4%) (Cost $213,106)......................    211,784
                                                                  ---------

                                                                    VALUE
                                                                    (000)
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
  Other Assets...................................................  $  6,927
  Liabilities....................................................   (11,904)
                                                                   --------
                                                                      4,977
                                                                   --------
NET ASSETS (100%)................................................  $206,807
                                                                   --------
                                                                   --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $203,849
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,710,663 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $10.89
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $2,958
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 271,240 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $10.91
                                                                ---------
                                                                ---------

------------------------------------------------------------

EUR   --  European Monetary Unity
MTN   --  Medium Term Note
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 1999.
Inflation Indexed -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on March 31, 1999.

--------------------------------------------------------------------------------
Fixed Income Portfolio

                                      108
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
-----------------------------------------

                                                        TOTAL RETURNS(2)
                                             ---------------------------------------
                                                                            AVERAGE
                                                               AVERAGE      ANNUAL
                                                       ONE      ANNUAL       SINCE
                                              YTD     YEAR    FIVE YEARS   INCEPTION
                                             ------   -----   ----------   ---------
PORTFOLIO -- CLASS A.......................  -3.92%   7.92%     6.44%        7.43%
PORTFOLIO -- CLASS B.......................  -3.93    7.67       N/A         5.04
INDEX -- CLASS A...........................  -3.90    9.73      7.36         8.55
INDEX -- CLASS B...........................  -3.90    9.73       N/A         5.05

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

For the three months ended March 31, 1999, the Portfolio had a total return of -3.92% for the Class A shares and -3.93% for the Class B shares compared to a total return of -3.90% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 7.92% for the Class A shares and 7.67% for the Class B shares compared to 9.73% for the Index. For the five-year period ended March 31, 1999, the average annual total return of Class A shares was 6.44% compared to 7.36% for the Index. From inception on May 1, 1991 through March 31, 1999, the average annual total return of Class A shares was 7.43% compared to 8.55% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 5.04% compared to 5.05% for the Index. As of March 31, 1999, the Portfolio had an SEC 30-day yield of 4.02% for the Class A shares and 3.87% for the Class B shares.

The first quarter was a disappointing period for global bond markets.

In the U.S., the Treasury market underwent a significant change in sentiment as the U.S. economy continued to exceed growth expectations and concerns about the emerging economies diminished. Investor's concluded that the Federal Reserve, far from cutting interest rates further, could move to reverse some of the easing initiated last autumn. Therefore, apart from a short rally following the Brazilian devaluation in mid-January, U.S. yields moved steadily upwards, with the ten-year bond ending the period approximately 60 basis points higher.

In Europe, domestic factors were more supportive; further weak economic data out of the industrial sector, particularly Germany, and the surprise resignation of the German Finance Minister broadened the consensus that the ECB would move to cut interest rates. As a result, ten-year yields in Europe moved only 10-30 basis points higher with markets showing minimal reaction to both the resignation of the European Commission and the war in Kosovo.

The Japanese market initially remained concerned about oversupply but rallied from the sharp sell-off of December/January as the targeting of a zero overnight call rate by the Bank of Japan signaled a significant shift in monetary policy. Ten-year yields fell from a high of 2.40% at the beginning of February to end at 1.75%, a fall of approximately 30 basis points during the quarter.

Global portfolio returns in U.S. dollar terms were also hurt by the strength of the dollar which appreciated 8.3% against the euro and 4.8% against the Japanese yen over the period.

Changes to our investment strategy were focused on our Japanese position taking advantage of the high volatility within the market. Following the sharp move up in yields in late January, we reduced our underweight Japanese bond position by half, taking interest rate exposure to approximately minus 0.35 years. In terms of currency, we switched 2% out of the yen, and later back into the yen, following the

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

                                      109
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

Bank of Japan move. We also sold our position in New Zealand government bonds following their recent outperformance.

The Portfolio remained overweight interest rate exposure in both the dollar bloc and European markets and overall duration was unchanged at slightly longer than the benchmark. Given market movements, country allocation was the main reason for the Portfolio's underperformance over the quarter as both our underweighting to the Japanese market and our overweighting to the world ex-Japan proved to be negative factors.

Looking forward, we believe the fundamental background for bonds remains supportive. Despite the pick up in activity in some Asian economies, we expect a period of persistent slow global growth and benign inflation over the coming year. We see the Japanese economy remaining under pressure, with a corporate sector still blighted by large excess capacity, falling earnings and a need for restructuring. The main risk to the Japanese market is the large increase in supply expected to occur over the next few months. Within Europe, performance is mixed; while growth is picking up in some countries such as France and the Netherlands, Germany is still weak. In the U.S., the 'engine of global growth' over the past year, we expect a moderation in the robust pace of growth. While the U.S. consumer has proved extremely resilient, we believe that ongoing growth in consumption is dependent on consumers continuing to enjoy outsized stock market gains, and as such is unsustainable. With regard to price pressures, we see the recent rise in energy prices as representing a one-off effect and while there may be an increase in inflation this year relative to 1998, the underlying trend will remain that of stable low inflation.

We are concerned about the size of the U.S. current account deficit and this clearly has negative potential for the dollar. In the near term, however, the dollar will continue to be supported as long as the U.S. remains the area of strong growth and higher interest rates within the world. These considerations lead us to be neutral on the dollar versus the euro, but the need for Japan to maintain an easy money/weak currency policy to support its economy leads us to favor the dollar and the euro versus the yen.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
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                                      110
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (90.8%)
  AUSTRALIAN DOLLAR (1.9%)
     GOVERNMENT BONDS (1.1%)
  AUD    700    Government of Australia 8.75%, 1/15/01...........  $    473
                                                                   --------
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- GLOBAL (0.8%)
  AUD    500    Federal National Mortgage Association--Global
                  6.375%, 8/15/07................................       329
                                                                   --------
                                                                        802
                                                                   --------
  BELGIAN FRANC (0.6%)
     GOVERNMENT BONDS (0.6%)
 BEF     200    Kingdom of Belgium 9.20%, 6/28/10................       249
                                                                   --------
  BRITISH POUND (7.7%)
     GOVERNMENT BONDS (7.7%)
  GBP    125    United Kingdom Treasury Gilt 8.00%, 6/10/03......       227
       1,500    United Kingdom Treasury Gilt 8.50%, 7/16/07......     3,052
                                                                   --------
                                                                      3,279
                                                                   --------
  CANADIAN DOLLAR (2.8%)
     GOVERNMENT BONDS (2.8%)
 CAD   1,500    Government of Canada 8.75%, 12/01/05.............     1,200
                                                                   --------
  DANISH KRONE (1.9%)
     GOVERNMENT BONDS (1.9%)
  DKK  4,800    Kingdom of Denmark 8.00%, 5/15/03................       813
                                                                   --------
  FRENCH FRANC (3.8%)
     GOVERNMENT BONDS (3.8%)
 FRF     350    Government of France 4.50%, 7/12/03..............       397
       1,000    Government of France O.A.T. 6.00%, 10/25/25......     1,234
                                                                   --------
                                                                      1,631
                                                                   --------
  GERMAN MARK (22.1%)
     CORPORATE BONDS (1.1%)
  DEM    400    Kredit Fuer Wiederaufbau 5.00%, 1/04/09..........       460
                                                                   --------
     GOVERNMENT BONDS (21.0%)
  DEM  2,500    Deutschland Republic, Series 91, 8.375%,
                  5/21/01........................................     3,000
       1,150    Government of Germany 6.25%, 1/04/24.............     1,472
         400    Hypothekenbk in Essen 4.00%, 1/19/09.............       419
       1,510    Treuhandanstalt 6.875%, 6/11/03..................     1,857
       1,700    Treuhandanstalt 7.50%, 9/09/04...................     2,192
                                                                   --------
                                                                      8,940
                                                                   --------
                                                                      9,400
                                                                   --------
  GREEK DRACHMA (1.8%)
     GOVERNMENT BONDS (1.8%)
 GRD 220,000    Hellenic Republic 6.60%, 1/15/04.................       751
                                                                   --------


    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  ITALIAN LIRA (3.4%)
     GOVERNMENT BONDS (3.4%)
ITL    1,000    Buoni Poliennali L.C. el Tesoro 9.50%, 2/01/06...  $  1,441
                                                                   --------
  JAPANESE YEN (9.1%)
     GOVERNMENT BONDS (9.1%)
JPY  300,000    Government of Japan, Series 207, 0.90%,
                  12/22/08.......................................     2,326
     150,000    International Bank for Reconstruction &
                  Development 4.75%, 12/20/04....................     1,534
                                                                   --------
                                                                      3,860
                                                                   --------
  NETHERLANDS GUILDER (4.3%)
     GOVERNMENT BONDS (4.3%)
  NLG  1,500    Netherlands Government, Series 1, 8.25%,
                  2/15/02........................................     1,847
                                                                   --------
  SPANISH PESETA (2.4%)
     GOVERNMENT BONDS (2.4%)
 ESP     900    Spanish Government 5.15%, 7/30/09................     1,034
                                                                   --------
  SWEDISH KRONA (1.6%)
     GOVERNMENT BONDS (1.6%)
 SEK   4,900    Swedish Government 6.00%, 2/09/05................       665
                                                                   --------
  UNITED STATES DOLLAR (27.4%)
    ASSET BACKED SECURITIES (2.8%)
U.S.$    130    California Infrastructure (Southern California
                  Edison), Series 97-1, Class A7, 6.42%,
                  12/26/09.......................................       132
         460    Delta Funding Home Equity Loan Trust, Series
                  97-1, 7.21%, 4/25/29...........................       474
         402    Mid-State Trust, Series IV A, 8.33%, 4/01/30.....       427
      (e)200    Monsanto Co. 6.60%, 12/01/28.....................       192
                                                                   --------
                                                                      1,225
                                                                   --------
    COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
         528    Asset Securitization Corp., Series 95-MD4 A1,
                  CMO, 7.10%, 8/13/29............................       547
                                                                   --------
    CORPORATE BONDS AND NOTES (6.0%)
         150    AT&T Corp., 6.50%, 3/15/29.......................       147
      (e)250    Farmers Exchange Capital, 7.05%, 7/15/28.........       239
      (e)150    First Chicago Corp., 7.75%, 12/01/26.............       153
      (e)100    Flordia Winstorm, 7.125%, 2/25/19................        99
         250    Ford Motor Co. 6.375%, 2/01/29...................       234
         150    General Motors 6.75%, 5/01/28....................       148
      (e)385    Goldman Sachs Group, 6.25%, 2/01/03..............       387
         300    Lucent Technologies 6.45%, 3/15/29...............       293
         250    Merrill Lynch & Co Inc. 6.875%, 11/15/18.........       248

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                                                   Global Fixed Income Portfolio

                                      111
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

    CORPORATE BONDS AND NOTES (CONT.)

U.S.$ (e)300    Metropolitan Life Insurance 7.45%, 11/01/23......  $    308
      (e)300    Nationwide Mutual Insurance 7.50%, 2/15/24.......       296
                                                                   --------
                                                                      2,552
                                                                   --------
    EUROBONDS (0.9%)
         400    Deutsche Ausgleichsbank, Series E, MTN 5.125%,
                  9/22/03........................................       390
                                                                   --------
    TAX-EXEMPT INSTRUMENT (0.7%)
         300    Tennessee Valley Authority, Series G, 5.375%,
                  11/13/08.......................................       289
                                                                   --------
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.7%)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
         750    5.75%, 6/15/05...................................       752
                                                                   --------
     U.S. TREASURY BOND
       2,890    6.25%, 8/15/23...................................     3,026
                                                                   --------
     U.S. TREASURY NOTES
       1,000    6.25%, 10/31/01..................................     1,028
         750    7.25%, 5/15/04...................................       817
         950    7.50%, 2/15/05...................................     1,053
          19    3.625%, 1/15/08 (Inflation Indexed)..............        19
                                                                   --------
                                                                      2,917
                                                                   --------
                                                                      6,695
                                                                   --------
                                                                     11,698
                                                                   --------
TOTAL FIXED INCOME SECURITIES (Cost $38,985).....................    38,670
                                                                   --------
SHORT-TERM INVESTMENTS (7.4%)
  COMMERICAL PAPERS (3.5%)
         800    Abbot Labs, Inc., due 4/19/99, 3.99%.............       799
         700    General Mills, Inc., due 4/9/99, 4.82%...........       699
                                                                   --------
TOTAL COMMERICAL PAPERS..........................................     1,498
                                                                   --------
  REPURCHASE AGREEMENT (3.9%)
       1,660    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                  4/01/99, to be repurchased at $1,660,
                  collateralized by U.S. Treasury Bonds, 7.125%,
                  due 2/15/23, valued at $1,673 (Cost $1,660)....     1,660
                                                                   --------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,158).......................     3,158
                                                                   --------

                                                                    VALUE
                                                                    (000)
---------------------------------------------------------------------------

TOTAL INVESTMENTS (98.2%) (Cost $42,143)........................  $ 41,828
                                                                  ---------
OTHER ASSETS AND LIABILITIES (1.8%)
  Other Assets..................................................     4,530
  Liabilities...................................................    (3,758)
                                                                  ---------
                                                                       772
                                                                  ---------
NET ASSETS (100%)...............................................  $ 42,600
                                                                  ---------
                                                                  ---------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $42,254
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,515,297 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $12.02
                                                                ---------
                                                                ---------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................       $346
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,899 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $11.98
                                                                ---------
                                                                ---------

------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sale may exist.
CMO   --  Collateralized Mortgage Obligation
MTN   --  Medium Term Notes
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on March 31, 1999.

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                                      112
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--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

For the three months ended March 31, 1999, the Portfolio had a total return of 2.92% for the Class A shares and 2.79% for the Class B shares compared to a total return of 1.64% for the CS First Boston High Yield Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return of 1.73% for the Class A shares and 1.48% for the Class B shares compared to -0.75% for the Index. For the five-year period ended December 31, 1999, the average annual total return of Class A shares was 10.96% compared to 8.74% for the Index. From inception on September 28, 1992 through March 31, 1999, the average annual total return of Class A shares was 11.75% compared to 9.62% for the Index. From inception on January 2, 1996 through March 31, 1999, the average annual total return of Class B shares was 10.82% compared to 8.24% for the Index. As of March 31, 1999, the Portfolio had an SEC 30-day yield of 9.84% for the Class A shares and 9.59% for the Class B shares.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)
-----------------------------------------

                                           TOTAL RETURNS(2)
                       ---------------------------------------------------------
                                                  AVERAGE
                                      ONE         ANNUAL        AVERAGE ANNUAL
                          YTD         YEAR      FIVE YEARS     SINCE INCEPTION
                       ----------  ----------  -------------  ------------------
PORTFOLIO -- CLASS
 A...................       2.92%       1.73%       10.96%            11.75%
PORTFOLIO -- CLASS
 B...................       2.79        1.48        N/A               10.82
INDEX -- CLASS A.....       1.64       -0.75         8.74              9.62
INDEX -- CLASS B.....       1.64       -0.75        N/A                8.24

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The high yield market outperformed high quality bonds in the first quarter as investors continued to be more willing to bear risk. Despite volatility and a sell off in the Treasury market, robust mergers and acquisitions activity, evidence of a stronger than expected U.S. economy, and solid inflows into high yield mutual funds contributed to the strength in the sector. In addition, a strong equity market, rising energy prices and relative stability in the emerging markets also helped the performance of high yield bonds.

The positive results versus the Index were primarily a result of a large overweight in the telecommunications sector, which continued to demonstrate strong performance. Results also benefited from security selection across sectors, exposure to non-US issues, and from an underweight in the energy sector, which performed poorly. Exposure to the healthcare sector, which is under pressures and an underweight in cyclical issues, which started to rebound in the quarter, detracted from relative performance.

Consolidation, equity investments by higher quality companies and initial public offerings demonstrate the inherent asset values in many of the companies in the telecommunications and cable sectors. Nextel Communications, a leading player in the domestic wireless business and one of our largest holdings, performed well on speculation regarding a possible combination with a higher quality company. Similarly, the Portfolio benefited as long distance providers Qwest, Level Three, Dolphin Telecom and Global Crossing have either entered into a strategic combination or partnership or have raised additional capital in a very favorable market environment. Internet data and access providers such as PSINet, Rhythms Net and Concentric held in the Portfolio also performed well. In contrast, small exposure to satellite communications companies including Iridium and American Mobile Satellite detracted slightly from returns as these companies performed poorly due to disappointing launch experience and slow customer uptake of service.

Equity investments and actual or proposed M&A activity propelled the cable and media sectors as well. For example, the Portfolio benefited from Microsoft's $500 million investment in NTL, a U.K. cable company. Cable holdings in general benefited from Comcast's merger with Media One and from Microsoft co-founder Paul Allen's multi-billion dollar investments in cable systems throughout the world.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
Regarding positive developments in other holdings, Adelphia Communications in the cable sector was buoyed by a ratings upgrade and Chancellor Media rallied when it announced it was exploring alternatives to enhance shareholder value. The positive developments in the cable sector are starting to price many of the cable issues out of the high yield market.

After concern early in the quarter over the much anticipated devaluation of the Brazilian currency, emerging market issues benefited from the upgrade of Korean sovereign debt to investment grade and from reduced fear of contagion from Brazil. The gaming industry has also demonstrated a sound earnings trend and the securities in that sector have generally performed well.

Cyclical issues rebounded somewhat in the period. While the Portfolio has benefited as certain individual cyclical credits have done well, being underweighted in these issues was a negative for returns. Pricing has been somewhat better in many product lines, but security prices may be a bit ahead of the fundamentals in some cases. For example, capacity utilization in steel is still at unacceptable levels and the likelihood of strong profitability is questionable for many companies. However, the level of imports is declining and some price increases are taking hold. We have been underweighted in these issues, which has been a large positive for returns over recent years, but have been gradually reducing this bet by adding names such as Pacifica Papers, National Steel and DR Horton.

The weakest sectors have been healthcare and energy as weak industry pricing has put serious pressure on the most leveraged competitors. The price of Vencor, a holding in the long term care segment, has fallen dramatically due to difficulty adjusting to a new regulatory pricing scheme. In addition, Columbia HCA, an important holding that we believe is a sound credit, sold off when it lost its investment grade rating by S&P. Until recently, weak oil prices depressed the energy sector. OPEC pledged to reduce production and several major oil companies have announced mergers with the likely result that combined drilling plans will be reduced significantly. This should be beneficial for the exploration and production companies that survive, but spells continued problems for drilling companies and other service companies.

Even with the rebound in the high yield market relative to high quality bonds, we continue to believe that the sector offers attractive relative value. Spread levels versus high quality bonds are still at levels that are wider than long term averages at a time when the economy and credit quality of most issuers is strong. High yield bonds also appear compelling versus equities on a risk adjusted expected return basis.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
High Yield Portfolio

                                      114
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INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (94.2%)
  ASSET BACKED CORPORATES (0.4%)
$       815    Long Beach Auto, Series 97-1, Class B, 14.22%,
                 10/26/03.......................................  $     808
                                                                  ---------
  CABLE (2.1%)
      1,100    Lenfest Communications, Inc., 8.375%, 11/01/05...      1,179
      1,000    Rogers Cablesystems Ltd., Series B, 10.00%,
                 3/15/05........................................      1,127
        185    Rogers Cablesystems of America, 10.125%,
                 9/01/12........................................        207
      1,325    Rogers Communications, Inc., 9.125%, 1/15/06.....      1,391
                                                                  ---------
                                                                      3,904
                                                                  ---------
  CHEMICALS (1.1%)
      2,000    ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      2,058
                                                                  ---------
  COMMERCIAL MORTGAGES (0.4%)
        875    FMAC Loan Receivables Trust, Series 96-B, Class
                 C, (Floating Rate), 7.929%, 11/01/18...........        665
                                                                  ---------
  COMMUNICATIONS (7.5%)
      1,040    Globalstar Capital Corp., 11.375%, 2/15/04.......        681
        310    Globalstar LP, 11.50%, 6/01/05...................        197
      1,010    Hyperion Telecommunication, 0.00%, 4/15/03.......        836
   (n)3,130    Intermedia Communications, Inc., Series B, 0.00%,
                 7/15/07........................................      2,387
        800    Intermedia Communications, Inc., Series B, 8.50%,
                 1/15/08........................................        798
      1,620    Iridium LLC/Capital Corp., Series A, 13.00%,
                 7/15/05........................................        697
      1,020    Metromedia Fiber Network, 10.00%, 11/15/08.......      1,094
   (n)4,095    Nextel Communications, Inc., 0.00%, 9/15/07......      3,000
      1,290    Onepoint Communications Corp., 14.50%, 6/01/08...        658
     (n)770    RCN Corp., 0.00%, 10/15/07.......................        520
      1,620    Rogers Cantel, Inc., 8.30%, 10/01/07.............      1,693
      (n)51    RSL Communications, plc, 12.25%, 11/15/06........         56
   (n)1,440    Viatel, Inc., 0.00%, 4/15/08.....................        882
        570    Vintage Petroleum, 9.75%, 6/30/09................        581
                                                                  ---------
                                                                     14,080
                                                                  ---------
  CORPORATE BONDS (0.7%)
      1,300    Mosaic Re, Class A, 10.10%, 7/09/99..............      1,309
                                                                  ---------
  ENERGY (1.1%)
      2,040    Snyder Oil Corp., 8.75%, 6/15/07.................      2,045
                                                                  ---------
  FINANCIAL (0.6%)
   (n)1,110    SB Treasury Co. LLC, 9.40%, 12/29/49.............      1,088
                                                                  ---------
  FOOD AND BEVERAGE (0.7%)
      1,425    Smithfield Foods, Inc., 7.625%, 2/15/08..........      1,375
                                                                  ---------


   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  GAMING (1.8%)
$     2,663    Station Casinos, Inc., 10.125%, 3/15/06..........  $   2,826
        470    Station Casinos, Inc., 9.75%, 4/15/07............        497
                                                                  ---------
                                                                      3,323
                                                                  ---------
  GENERAL INDUSTRIAL (17.4%)
        400    Adelphia Communications, Inc., 8.375%, 2/01/08...        411
        275    Adelphia Communications, Series B, 9.875%,
                 3/01/07........................................        303
      1,025    Adelphia Communications, Series B, 8.375%,
                 2/01/08........................................      1,053
        485    Allied Waste North America, 7.875%, 1/01/09......        474
      1,390    American Standard, Cos., Inc., 7.375%, 2/01/08...      1,358
        585    Applied Power Inc., 8.75%, 4/01/09...............        591
        950    Axia, Inc., 10.75%, 7/15/08......................        958
      2,150    Cex Holdings Inc., 9.625%, 6/01/08...............      2,021
      1,380    Chancellor Media, 9.00%, 10/01/08................      1,478
      3,758    Columbia Healthcare Corp., 7.69%, 6/15/25........      3,160
      1,450    Columbia/HCA Heathcare Corp., 7.00%, 7/01/07.....      1,304
        600    Columbia/HCA Healthcare Corp., 7.58%, 9/15/25....        503
      1,855    D R Horton Inc., 8.00%, 2/01/09..................      1,827
      2,010    Echostar DBS Corp., 9.375%, 2/01/09..............      2,085
        320    Entex Telecom Group plc, 12.50%, 8/01/06.........        230
      1,880    Harrahs Operating Co., Inc., 7.875%, 12/15/05....      1,894
      1,675    Hayes Lemmerz International, Inc., 8.25%,
                 12/15/08.......................................      1,679
      1,820    Hilton Hotels Corp., 7.95%, 4/15/07..............      1,865
        700    Host Marriott LP, 8.375%, 2/15/06................        702
        910    Lenfest Communications, Inc., 7.625%, 2/15/08....        939
   (n)1,620    Norcal Waste Systems, Inc., Series B, 13.50%,
                 11/15/05.......................................      1,798
      1,405    National Steel Corp., 9.875%, 3/01/09............      1,444
   (n)3,050    NTL, Inc., 0.00%, 4/01/08........................      2,074
      1,425    Park Place Entertainment, 7.875%, 12/15/05.......      1,402
        950    R&B Falcon Corp., 9.50%, 12/15/08................        841
                                                                  ---------
                                                                     32,394
                                                                  ---------
  HEALTH CARE (3.1%)
      1,730    Fresenius Medical Capital Trust II, 7.875%,
                 2/01/08........................................      1,708
      1,975    Tenet Healthcare Corp., 8.625%, 1/15/07..........      1,958
      1,750    Tenet Healthcare Corp., 8.125%, 12/01/08.........      1,700
      3,150    Vencor, Inc., 9.875%, 5/01/05....................        472
                                                                  ---------
                                                                      5,838
                                                                  ---------
  MEDIA AND ENTERTAINMENT (3.3%)
        215    CB Richard Ellis Service Group, Inc., 8.875%,
                 6/01/06........................................        215
      1,770    Chancellor Media Corp., Series B, 8.125%,
                 12/15/07.......................................      1,797

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                                                            High Yield Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  MEDIA AND ENTERTAINMENT (CONT.)

$     2,650    HMH Properties, Inc., Series A, 7.875%,
                 8/01/05........................................  $   2,587
      1,400    Outdoor Systems, Inc., 8.875%, 6/15/07...........      1,498
                                                                  ---------
                                                                      6,097
                                                                  ---------
  METALS (0.7%)
      1,380    Murrin Murrin Holdings, PTY, (Yankee Bond),
                 9.375%, 8/31/07................................      1,242
                                                                  ---------
  PACKAGING (4.5%)
        895    Columbia/HCA Healthcare Corp., 8.13%, 8/04/03....        883
      1,570    Columbia/HCA Healthcare Corp., 7.25%, 5/20/08....      1,425
        500    Musicland Group, Inc., 9.00%, 6/15/03............        505
      2,245    Musicland Group, Inc., 9.875%, 3/15/08...........      2,295
      1,970    Nortek, Inc., 8.875%, 8/01/08....................      2,024
      1,145    SD Warren Co., 12.00%, 12/15/04..................      1,239
                                                                  ---------
                                                                      8,371
                                                                  ---------
  RETAIL (4.3%)
      1,645    CA FM Lease Trust, 8.50%, 7/15/17................      1,771
        604    DR Securitized Lease Trust, Series 93-K1, Class
                 A1, 6.66%, 8/15/10.............................        575
      2,172    DR Securitized Lease Trust, Series 94-K1, Class
                 A1, 7.60%, 8/15/07.............................      2,171
      1,175    DR Securitized Lease Trust, Series 94-K1, Class
                 A2, 8.375%, 8/15/15............................      1,201
      2,210    Kmart Corp., 8.80%, 7/01/10......................      2,307
                                                                  ---------
                                                                      8,025
                                                                  ---------
  SOVEREIGN AND EMERGING MARKETS (26.4%)
        970    Asia Pulp & Paper Co., Ltd., 12.00%, 2/15/04.....        466
      1,350    AST Research, Inc., 7.45%, 10/01/02..............      1,271
   (n)1,195    Cia Energitica de Sao Paulo, 9.125%, 6/26/07.....        956
   (n)1,830    CTI Holdings, 0.00%, 4/15/08.....................      1,016
   (n)2,425    Dolphin Telecom plc, 0.00%, 6/01/08..............      1,237
        600    Esprit Telecom Group plc, 11.50%, 12/15/07.......        639
        965    Esprit Telecom Group plc, 10.875%, 6/15/08.......      1,014
      1,520    Fuji JGB Investments, LLC, 9.87%, 12/31/49.......      1,353
      1,530    Glencore Nickel Property Ltd., 9.00%, 12/01/14...      1,310
        815    Grupo Minero Mexico, 8.25%, 4/01/08..............        680
      1,760    Hermes Europe Railtel BV, 11.50%, 8/15/07........      1,927
      1,925    HMV Media Group plc, Series A, 10.25%, 5/15/08...      1,988
      1,270    Husky Oil Ltd., 8.90%, 8/15/28...................      1,206
        975    Hyundai Semiconductor, 8.625%, 5/15/07...........        782
      2,025    Indah Kiat Financial Mauritius, 10.00%,
                 7/01/07........................................      1,134
        972    Korea Development Bank, 6.625%, 11/21/03.........        925
      1,640    Multicanal, 10.50%, 2/01/07......................      1,468
        830    Multicanal, 10.50%, 4/15/18......................        691
      2,345    Norampac, Inc., 9.50%, 2/01/08...................      2,439

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

$     1,010    NSM Steel, Inc., 12.25%, 2/01/08.................  $      61
   (n)2,275    Occidente y Caribe Cellular, 0.00%, 3/15/04......      1,649
      1,545    Pacific Papers Corp., 10.00%, 3/15/09............      1,589
      2,470    Philippine Long Distance Telephone, Global Bond,
                 9.25%, 6/30/06.................................      2,346
      2,445    Pindo Deli Finincial Mauritius, 10.75%,
                 10/01/07.......................................      1,369
   (n)2,690    PTC International Finance BV, 0.00%, 7/01/07.....      1,957
      1,380    Quezon Power Ltd., 8.86%, 6/15/17................      1,049
      1,185    Ras Laffan Gas Liquified Natural Gas, 8.294%,
                 3/15/14........................................      1,115
      1,470    RBS Participacoes, 11.00%, 4/01/07...............        779
      5,048    Republic of Argentina, (Floating Rate) (Bearer),
                 5.938%, 3/31/05................................      4,326
   (n)1,440    RSL Communications, plc, 0.00%, 3/01/08..........        950
   (n)2,975    RSL Communications, plc, 9.125%, 3/01/08.........      2,945
      1,410    Samsung Electronics America, 9.75%, 5/01/03......      1,443
      2,480    Satelites Mexicanos, 10.125%, 11/01/04...........      1,984
      3,600    TV Azteca, Series B, 10.50%, 2/15/07.............      2,988
        373    RG Receivables Ltd., 9.60%, 2/10/05..............        224
                                                                  ---------
                                                                     49,276
                                                                  ---------
  TECHNOLOGY (10.2%)
      1,765    American Cellular Corp., 10.50%, 5/15/08.........      1,840
      1,845    AMSC Acquisition Co., Inc., 12.25%, 4/01/08......        927
      3,400    CSC Holdings, Inc., 9.875%, 5/15/06..............      3,736
      1,255    Dobson Communications Corp., 11.75%, 4/15/07.....      1,349
   (n)1,860    Nextel Communications, Inc., 9.75%, 8/15/04......      1,934
   (n)1,335    Nextel Communications, Inc., 0.00%, 2/15/08......        934
      3,785    NEXTLINK Communications, Inc., 0.00%, 4/15/08....      2,422
      1,315    Primus Telecommunications Group, Inc., 9.875%,
                 5/15/08........................................      1,269
        640    Primus Telecommunications Group, Inc., 11.25%,
                 1/15/09........................................        661
      1,120    Psinet Inc., 10.00%, 2/15/05.....................      1,196
      1,565    Qwest Communications International, Inc., 0.00%,
                 10/15/07.......................................      1,240
      2,265    RCN Corp., 0.00%, 2/15/08........................      1,416
                                                                  ---------
                                                                     18,924
                                                                  ---------
  TELEPHONE (3.0%)
        900    Centennial Cellular, 10.75%, 12/15/08............        963
      1,725    Global Crossing Holdings, 9.625%, 5/15/08........      1,922
   (n)3,450    Rhythms Netconnections, 0.00%, 5/15/08...........      1,932
   (n)1,290    Wam!Net, Inc., 13.25%, 3/1/05....................        748
                                                                  ---------
                                                                      5,565
                                                                  ---------
  TRANSPORTATION (3.1%)
      1,751    Aircraft Lease Portfolio Securitization Ltd.,
                 Series 96-1 P1, Class D, 12.75%, 6/15/06.......      1,751
      1,950    American Commercial Lines LLC, 10.25%, 6/30/08...      2,008

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  TRANSPORTATION (CONT.)

$     1,050    Jet Equipment Trust, Series C-1, 11.79%,
                 6/15/13........................................  $   1,335
        525    Jet Equipment Trust, Series 95-D, 11.44%,
                 11/01/14.......................................        661
                                                                  ---------
                                                                      5,755
                                                                  ---------
  UTILITIES (1.8%)
      1,780    AES Corp., 8.50%, 11/01/07.......................      1,756
      1,605    CMS Eergy, 7.50%, 1/15/09........................      1,634
                                                                  ---------
                                                                      3,390
                                                                  ---------
TOTAL CORPORATE BONDS AND NOTES (Cost $185,699).................    175,532
                                                                  ---------

  SHARES
-----------

COMMON STOCKS (0.0%)
  HOTEL/LODGING/RESTAURANTS (0.0%)
      1,300    Motels of America, Inc. (Cost $84)...............         14
                                                                  ---------
PREFERRED STOCKS (1.9%)
  COMMUNICATIONS (0.9%)
      5,644    Viatel, Inc., Class A, 10.00%, 4/15/10...........         93
      1,387    IXC Communications, Inc., Series B, PIK, 12.50%,
                 8/15/09........................................      1,498
                                                                  ---------
                                                                      1,591
                                                                  ---------
  PACKAGING (0.6%)
     10,056    Paxson Communications Corp., PIK, 13.25%,
                 11/15/06.......................................        837
      3,373    Paxson Communications Corp., PIK, 9.75%,
                 12/31/06.......................................        314
                                                                  ---------
                                                                      1,151
                                                                  ---------
  TECHNOLOGY (0.4%)
      7,430    Concentric Network Corp..........................        802
                                                                  ---------
TOTAL PREFERRED STOCKS (Cost $3,147)............................      3,544
                                                                  ---------

  NO. OF
 WARRANTS
-----------

WARRANTS (0.5%)
  COMMUNICATIONS (0.4%)
        600    Globalstar Telecommunications Ltd., expiring
                 2/15/04........................................         29
        605    Iridium World Communications, Inc., expiring
                 7/15/05........................................         35
     12,900    Onepoint Communications Corp., expiring 6/1/08...          1
    138,000    Rhythms Net Connections..........................        552
                                                                  ---------
                                                                        617
                                                                  ---------
  PACKAGING (0.0%)
      1,024    Paxson Communications Corp., expiring 6/30/03....         --
                                                                  ---------
  SOVEREIGN AND EMERGING MARKETS (0.1%)
  6,394,240    NSM Steel Ltd., Inc., expiring 2/01/08...........          7
      9,100    Occidente y Caribe Cellular, expiring 3/15/04....        159
                                                                  ---------
                                                                        166
                                                                  ---------


  NO. OF                                                            VALUE
 WARRANTS                                                           (000)
---------------------------------------------------------------------------

  TECHNOLOGY (0.0%)
     18,450    American Mobile Satellite Corp., expiring
                 4/01/08........................................  $       6
      2,800    Nextel Communications, Inc., expiring 4/25/99....         --
     38,700    Wam!Net, Inc., expiring 3/01/05..................         77
                                                                  ---------
                                                                         83
                                                                  ---------
TOTAL WARRANTS (Cost $0)........................................        866
                                                                  ---------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENTS (0.6%)
  REPURCHASE AGREEMENT (0.6%)
$     1,216    Chase Securities, Inc. 4.65%, dated 3/31/99, due
                 4/01/99, to be repurchased at $1,216,
                 collateralized by U.S. Treasury Bonds, 7.125%,
                 due 2/15/23, valued at $1,255..................      1,216
                                                                  ---------
  PROMISARY NOTES (0.0%)
          1    Capital Gaming International, Inc. (Cost $0).....         --
                                                                  ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,216)......................      1,216
                                                                  ---------
TOTAL INVESTMENTS (97.2%) (Cost $190,146).......................    181,172
                                                                  ---------

OTHER ASSETS AND LIABILITIES (2.8%)
  Other Assets.....................................................  14,831
  Liabilities......................................................  (9,666)
                                                                     -------
                                                                      5,165
                                                                     -------
NET ASSETS (100%)..................................................  $186,337
                                                                     -------
                                                                     -------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $146,249
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 13,422,771 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $10.90
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $40,088
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,688,279 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)................      $10.87
                                                                ----------
                                                                ----------

------------------------------------------------------------

(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1999. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-in-Kind. Income may be recieved in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 1999.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the three months ended March 31, 1999, the Portfolio had a total return of 0.29% for the Class A shares compared to a total return of 0.85% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the one-year period ended March 31, 1999, the Portfolio had a total return for the Class A shares of 4.87% compared to 5.92% for the Index. From inception on January 18, 1995 through March 31, 1999, the average annual total return of the Portfolio Class A shares was 6.06% compared to 7.39% for the Index. As of March 31, 1999 the Portfolio had an SEC 30-day yield of 4.10% for the Class A shares.

During the first quarter of 1999, municipal bonds were strong performers relative to U.S. Treasuries. This continued a trend that has been in place since the end of the "flight-to-quality" Treasury rally early in the fourth quarter of last year. Yield spreads on municipals as compared to Treasuries moved closer to historical averages, thereby having a favorable effect on relative returns. The 5-year municipal versus Treasury ratio went from 82.6% to 75% and the 30-year ratio went from 97% to 89.6%.

PERFORMANCE COMPARED TO THE LEHMAN
7-YEAR MUNICIPAL BOND INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                             -------------------------------------------
                                            ONE        AVERAGE ANNUAL
                                YTD         YEAR       SINCE INCEPTION
                             ----------  ----------  -------------------
PORTFOLIO..................       0.29%       4.87%           6.06%
INDEX......................       0.85        5.92            7.39

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The U.S. Treasury market suffered as economic reports pointing to resilience in the U.S. economy dashed expectations for an additional Federal Reserve rate cut. With robust retail sales, consumption, housing and consumer confidence data, market participants became concerned that the Federal Reserve might raise short-term interest rates to reduce the risk of higher inflation. The result was a sell-off that temporarily forced yields on Treasury securities to their highest levels since mid-August of last year. With the current relatively stable inflationary environment, it would be difficult for the Federal Reserve to tighten monetary policy, as evidenced by the recently concluded FOMC meetings where monetary policy was left unchanged. The Fed is also keenly aware that its actions can have consequences outside the U.S., most notably on the delicate economic situation in parts of Asia and Latin America. Accordingly, we expect the Fed to maintain a steady policy for most of 1999.

The municipal market remained calm given the storm in the Treasury market during the first quarter. With Treasury yields backing up, municipal yields barely budged during the quarter. Municipal new issuance volume was 19% lower in the first quarter of 1999 versus the first quarter of 1998. This decline in volume was due to a drop in refunding volume. With municipal vs. Treasury ratios coming back in line with their historical averages, crossover buyers and total return accounts were finally rewarded. Fundamentals for the municipal market look good going forward. Low supply, manageable dealer inventories and low volatility should overcome apathy from investors even given that nominal yields are near their historical lows.

The Portfolio's average maturity during the quarter was maintained at approximately 8 years, with a slightly barbelled structure. In the current interest rate environment we continue to look for opportunities to purchase bonds that provide a high level of current income.

Lori A. Cohane
PORTFOLIO MANAGER

April 1999

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
MARCH 31, 1999
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (98.5%)
  FIXED RATE INSTRUMENTS (98.5%)
$   500    California Housing Finance Agency Single Family
             Mtg., 5.05%, 8/01/17...........................  $    509
  1,000    California Housing Finance Agency Single Family
             Mtg., 5.00%, 8/01/17...........................       995
  1,000    California State, 5.25%, 10/01/10................     1,074
  1,000    California State, Department of Water Revenue
             Bonds, Series Q, 6.00%, 12/01/10...............     1,146
  1,220    City of Dallas, Texas, General Obligation Bonds,
             6.00%, 2/15/06.................................     1,352
  1,500    Connecticut State, General Obligation Bonds,
             Series E, 6.00%, 3/15/12.......................     1,711
  1,095    Connecticut State, Housing Finance Authority,
             Revenue Bonds, Sub. Series D-1, 6.20%,
             5/15/07........................................     1,154
    525    Delaware Transit Authority 5.75%, 7/01/08........       563
    500    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22 Prerefunded 4/01/07 at
             102............................................       569
  1,500    Florida State Board of Education, Capital Outlay,
             Public Education, General Obligation Bonds,
             6.40%, 06/01/19................................     1,617
    160    Georgia State, General Obligation Bonds, Series
             B, 6.00%, 3/01/12..............................       182
    500    Georgia State, General Obligation Bonds, Series
             F, 6.50%, 12/01/06.............................       579
  1,000    Gwinnett County, Georgia, General Obligation
             Bonds, 6.00%, 1/01/11..........................     1,084
  1,000    Hawaii State, General Obligation Bonds, Series
             CJ, 6.20%, 1/01/12 Prerefunded 1/15/05 at
             100............................................     1,111
    570    Huntsville, Alabama, General Obligation Bonds,
             Series A, 5.50%, 2/01/20.......................       589
  1,000    Kentucky State Housing Corp., Revenue Bonds,
             Series A, 6.00%, 7/01/10.......................     1,060
  1,625    Michigan State Housing Development Authority,
             Revenue Bonds, Series A, 6.75%, 12/01/14.......     1,744
  1,400    Mississippi State, General Obligation Bonds,
             6.00%, 2/01/09, Prerefunded 2/01/05 at 100.....     1,540
  1,500    Municipal Assistance Corp. for City of New York,
             NY, Revenue Bonds, 6.00%, 7/01/04..............     1,644
    960    Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue Bonds, Series A-1, 6.20%,
             9/01/14........................................     1,030
  1,000    Orlando, Florida, Utilities Commission Water &
             Electric, Revenue Bonds, Series D, 6.75%,
             10/01/17.......................................     1,211


 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------
$   600    Salt Lake City, Utah, General Obligation Bonds,
             6.375%, 6/15/11................................  $    631
  1,385    Shelby County, Tennessee, General Obligation
             Bonds, Series B, 5.50%, 8/01/10................     1,515
  1,500    Texas State, Public Finance Authority, Series A,
             5.95%, 10/01/15 Prerefunded 4/01/05 at 100.....     1,650
    500    Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, Series Y, 6.00%, 1/01/12........       566
  1,000    Utah State, Housing Financing Agency, Single
             Family Mortgage Revenue Bonds, Series G-1,
             Class I, 5.50%, 7/01/16........................     1,026
    500    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.60%, 1/01/12.................................       536
  1,000    Washington State, General Obligation Bonds,
             Series B, 6.40%, 6/01/17.......................     1,175
  1,115    Wisconsin State, General Obligation Bonds, Series
             2, 5.125%, 11/01/11............................     1,175
                                                              --------
  TOTAL FIXED RATE INSTRUMENTS (Cost $29,271)...............    30,738
                                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $29,271).................    30,738
                                                              --------

TOTAL INVESTMENTS 98.5% (Cost $29,271)....................      30,738
                                                            ----------
OTHER ASSETS AND LIABILITIES (1.5%)
  Other Assets............................................         523
  Liabilities.............................................         (52)
                                                            ----------
                                                                   471
                                                            ----------
NET ASSETS (100%).........................................  $   31,209
                                                            ----------
                                                            ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $31,209
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,011,663 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $10.36
                                                                ----------
                                                                ----------

------------------------------------------------------------

Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter
  Investment Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited; Managing
  Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
  Management Inc. and Morgan Stanley & Co.
  Incorporated
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS
Stefanie V. Chang
VICE PRESIDENT
ACTING SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Karl O. Hartmann
ASSISTANT SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786, OR VISIT OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement. THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

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